As filed with the Securities and Exchange Commission on September 25, 2019

Registration Nos. 333-89822; 811-21114

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. Post-Effective Amendment No. 212	☒ ☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 221	☒ ☒

ProShares Trust

(Exact name of Registrant as Specified in Trust Instrument)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Address of Principal Executive Office) (Zip Code)

(240) 497-6400

(Area Code and Telephone Number)

Michael L. Sapir, CEO

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Name and Address of Agent for Service)

with copies to:

John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Richard F. Morris ProShare Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on September 27, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS  OCTOBER 1, 2019

Short 7-10 Year Treasury	TBX
Short 20+ Year Treasury	TBF
Short Basic Materials	SBM
Short Dow30SM	DOG
Short Financials	SEF
Short FTSE China 50	YXI
Short High Yield	SJB
Short MidCap400	MYY
Short MSCI EAFE	EFZ
Short MSCI Emerging Markets	EUM
Short Oil & Gas	DDG
Short QQQ®	PSQ
Short Real Estate	REK
Short Russell2000	RWM
Short S&P500®	SH
Short SmallCap600	SBB
Ultra 7-10 Year Treasury	UST
Ultra 20+ Year Treasury	UBT
Ultra Basic Materials	UYM
Ultra Communication Services Select Sector	XCOM
Ultra Consumer Goods	UGE
Ultra Consumer Services	UCC
Ultra Dow30SM	DDM
Ultra Financials	UYG
Ultra FTSE China 50	XPP
Ultra FTSE Europe	UPV
Ultra Health Care	RXL
Ultra High Yield	UJB
Ultra Industrials	UXI
Ultra MidCap400	MVV

Ultra MSCI Brazil Capped	UBR
Ultra MSCI EAFE	EFO
Ultra MSCI Emerging Markets	EET
Ultra MSCI Japan	EZJ
Ultra Nasdaq Biotechnology	BIB
Ultra Oil & Gas	DIG
Ultra QQQ®	QLD
Ultra Real Estate	URE
Ultra Russell2000	UWM
Ultra S&P500®	SSO
Ultra Semiconductors	USD
Ultra SmallCap600	SAA
Ultra Technology	ROM
Ultra Telecommunications	LTL
Ultra Utilities	UPW
UltraPro Communication Services Select Sector	UCOM
UltraPro Dow30SM	UDOW
UltraPro Financial Select Sector	FINU
UltraPro MidCap400	UMDD
UltraPro Nasdaq Biotechnology	UBIO
UltraPro QQQ®	TQQQ
UltraPro Russell2000	URTY
UltraPro S&P500®	UPRO
UltraPro Short 20+ Year Treasury	TTT
UltraPro Short Communication Services Select Sector	SCOM
UltraPro Short Dow30SM	SDOW
UltraPro Short Financial Select Sector	FINZ
UltraPro Short MidCap400	SMDD
UltraPro Short Nasdaq Biotechnology	ZBIO

UltraPro Short QQQ	SQQQ
UltraPro Short Russell2000	SRTY
UltraPro Short S&P500®	SPXU
UltraShort 7-10 Year Treasury	PST
UltraShort 20+ Year Treasury	TBT
UltraShort Basic Materials	SMN
UltraShort Communication Services Select Sector	YCOM
UltraShort Consumer Goods	SZK
UltraShort Consumer Services	SCC
UltraShort Dow30SM	DXD
UltraShort Financials	SKF
UltraShort FTSE China 50	FXP
UltraShort FTSE Europe	EPV
UltraShort Health Care	RXD
UltraShort Industrials	SIJ
UltraShort MidCap400	MZZ
UltraShort MSCI Brazil Capped	BZQ
UltraShort MSCI EAFE	EFU
UltraShort MSCI Emerging Markets	EEV
UltraShort MSCI Japan	EWV
UltraShort Nasdaq Biotechnology	BIS
UltraShort Oil & Gas	DUG
UltraShort QQQ®	QID
UltraShort Real Estate	SRS
UltraShort Russell2000	TWM
UltraShort S&P500®	SDS
UltraShort Semiconductors	SSG
UltraShort SmallCap600	SDD
UltraShort Technology	REW
UltraShort Utilities	SDP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

All Funds are listed on NYSE Arca, except SQQQ, TQQQ, BIS, ZBIO, BIB and UBIO (listed on The Nasdaq Stock Market). Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

4	Summary Section

5	Short 7-10 Year Treasury

12	Short 20+ Year Treasury

19	Short Basic Materials

26	Short Dow30SM

33	Short Financials

40	Short FTSE China 50

48	Short High Yield

55	Short MidCap400

62	Short MSCI EAFE

70	Short MSCI Emerging Markets

78	Short Oil & Gas

85	Short QQQ®

92	Short Real Estate

99	Short Russell2000

106	Short S&P500®

113	Short SmallCap600

120	Ultra 7-10 Year Treasury

127	Ultra 20+ Year Treasury

134	Ultra Basic Materials

141	Ultra Communication Services Select Sector

147	Ultra Consumer Goods

154	Ultra Consumer Services

161	Ultra Dow30SM

168	Ultra Financials

175	Ultra FTSE China 50

183	Ultra FTSE Europe

191	Ultra Health Care

198	Ultra High Yield

206	Ultra Industrials

213	Ultra MidCap400

220	Ultra MSCI Brazil Capped

228	Ultra MSCI EAFE

236	Ultra MSCI Emerging Markets

244	Ultra MSCI Japan

251	Ultra Nasdaq Biotechnology

258	Ultra Oil & Gas

265	Ultra QQQ®

272	Ultra Real Estate

279	Ultra Russell2000

286	Ultra S&P500®

292	Ultra Semiconductors

299	Ultra SmallCap600

305	Ultra Technology

312	Ultra Telecommunications

319	Ultra Utilities

325	UltraPro Communication Services Select Sector

331	UltraPro Dow30SM

338	UltraPro Financial Select Sector

345	UltraPro MidCap400

352	UltraPro Nasdaq Biotechnology

359	UltraPro QQQ®

366	UltraPro Russell2000

373	UltraPro S&P500®

379	UltraPro Short 20+ Year Treasury

386	UltraPro Short Communication Services Select Sector

393	UltraPro Short Dow30SM

400	UltraPro Short Financial Select Sector

407	UltraPro Short MidCap400

414	UltraPro Short Nasdaq Biotechnology

421	UltraPro Short QQQ®

428	UltraPro Short Russell2000

435	UltraPro Short S&P500®

442	UltraShort 7-10 Year Treasury

449	UltraShort 20+ Year Treasury

456	UltraShort Basic Materials

463	UltraShort Communication Services Select Sector

470	UltraShort Consumer Goods

477	UltraShort Consumer Services

484	UltraShort Dow30SM

491	UltraShort Financials

498	UltraShort FTSE China 50

506	UltraShort FTSE Europe

514	UltraShort Health Care

521	UltraShort Industrials

528	UltraShort MidCap400

535	UltraShort MSCI Brazil Capped

543	UltraShort MSCI EAFE

551	UltraShort MSCI Emerging Markets

559	UltraShort MSCI Japan

567	UltraShort Nasdaq Biotechnology

574	UltraShort Oil & Gas

581	UltraShort QQQ®

588	UltraShort Real Estate

595	UltraShort Russell2000

602	UltraShort S&P500®

609	UltraShort Semiconductors

616	UltraShort SmallCap600

623	UltraShort Technology

630	UltraShort Utilities

637	Investment Objectives, Principal Investment Strategies and Related Risks

654	Management of ProShares Trust

656	Determination of NAV

656	Distributions

657	Dividend Reinvestment Services

660	Financial Highlights

4	PROSHARES.COM

Summary Section

PROSHARES.COM	SHORT 7-10 YEAR TREASURY ::	5

Important Information About the Fund

ProShares Short 7-10 Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the ICE U.S. Treasury 7-10 Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.29%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%

Fee Waiver/Reimbursement*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$322	$565	$1,263

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly- issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying

6	:: SHORT 7-10 YEAR TREASURY	PROSHARES.COM

Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT7.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk,

PROSHARES.COM	SHORT 7-10 YEAR TREASURY ::	7

liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 5.06%. The Index’s highest May to May volatility rate during the five-year period was 5.99% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 2.98%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high

8	:: SHORT 7-10 YEAR TREASURY	PROSHARES.COM

degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party

PROSHARES.COM	SHORT 7-10 YEAR TREASURY ::	9

market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be

10	:: SHORT 7-10 YEAR TREASURY	PROSHARES.COM

considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 5.67%

Worst Quarter (ended 6/30/2012): -5.07%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -4.96%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	1.32%	-3.21%	-4.21%	4/4/2011

After Taxes on Distributions	1.03%	-3.27%	-4.24%	—

After Taxes on Distributions and Sale of Shares	0.78%	-2.43%	-3.10%	—

ICE U.S. Treasury 7-10 Year Bond Index#	0.90%	2.97%	3.55%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

PROSHARES.COM	SHORT 7-10 YEAR TREASURY ::	11

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and April 2011, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

12	:: SHORT 20+ YEAR TREASURY	PROSHARES.COM

Important Information About the Fund

ProShares Short 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.17%

Total Annual Fund Operating Expenses*	0.92%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$94	$293	$509	$1,131

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly- issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT20.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

PROSHARES.COM	SHORT 20+ YEAR TREASURY ::	13

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that

14	:: SHORT 20+ YEAR TREASURY	PROSHARES.COM

causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/ lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing /lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 11.73%. The Index’s highest May to May volatility rate during the five-year period was 14.35% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.62%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

PROSHARES.COM	SHORT 20+ YEAR TREASURY ::	15

high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology

16	:: SHORT 20+ YEAR TREASURY	PROSHARES.COM

underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.
•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability

PROSHARES.COM	SHORT 20+ YEAR TREASURY ::	17

to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 13.23%

Worst Quarter (ended 09/30/2011): -24.14%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -8.74%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	3.78%	-7.18%	-8.09%	8/18/2009

After Taxes on Distributions	3.42%	-7.24%	-8.13%	—

After Taxes on Distributions and Sale of Shares	2.24%	-5.29%	-5.60%	—

ICE U.S. Treasury 20+ Year Bond Index#	-1.98%	6.32%	5.97%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2009, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	SHORT BASIC MATERIALS ::	19

Important Information About the Fund

ProShares Short Basic Materials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	5.21%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	5.96%

Fee Waiver/Reimbursement*	-5.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$1,325	$2,530	$5,443

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the

Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the materials industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and

PROSHARES.COM	SHORT BASIC MATERIALS ::	21

other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.40%. The Index’s highest May to May volatility rate during the five-year period was 22.05% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

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high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•

Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For

PROSHARES.COM	SHORT BASIC MATERIALS ::	23

example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Materials Industry Risk — The Fund is subject to risks faced by companies in the materials sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. The Fund is also subject to risks faced by companies in the chemicals industry group.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in

24	:: SHORT BASIC MATERIALS	PROSHARES.COM

increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2011): 32.22%

Worst Quarter (ended 12/31/2011): -17.01%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -12.70%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	17.66%	-5.27%	-9.50%	3/16/2010

After Taxes on Distributions	17.44%	-5.31%	-9.52%	—

After Taxes on Distributions and Sale of Shares	10.45%	-3.93%	-6.49%	—

Dow Jones U.S. Basic MaterialsSM Index#	-16.17%	2.69%	5.47%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

PROSHARES.COM	SHORT BASIC MATERIALS ::	25

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

26	:: SHORT DOW30SM	PROSHARES.COM

Important Information About the Fund

ProShares Short Dow30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.23%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.98%

Fee Waiver/Reimbursement*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$309	$539	$1,199

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is a price-weighted index and includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. While stock selection is not governed by quantitative rules, a stock typically is added only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. Companies should be incorporated and headquartered in the U.S. In addition, a plurality of revenues should be derived from the U.S. Maintaining adequate sector representation within the Index is also a consideration in the selection process for the Dow Jones Industrial AverageTM. Changes to the Index are made on an as

PROSHARES.COM	SHORT DOW30SM ::	27

needed basis. There is no annual or semi-annual reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which would have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to

28	:: SHORT DOW30SM	PROSHARES.COM

greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.43%. The Index’s highest May to May volatility rate during the five-year period was 16.18% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.88%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and

PROSHARES.COM	SHORT DOW30SM ::	29

Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment

30	:: SHORT DOW30SM	PROSHARES.COM

results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market,

PROSHARES.COM	SHORT DOW30SM ::	31

including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 12.23%

Worst Quarter (ended 09/30/2009): -14.37%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -12.20%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	3.45%	-9.93%	-13.83%	-10.08%	6/19/2006

After Taxes on Distributions	3.08%	-9.99%	-13.87%	-10.54%	—

After Taxes on Distributions and Sale of Shares	2.03%	-7.18%	-8.54%	-6.07%	—

Dow Jones Industrial Average®#	-3.48%	9.69%	13.15%	8.99%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	SHORT FINANCIALS ::	33

Important Information About the Fund

ProShares Short Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.52%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.27%

Fee Waiver/Reimbursement*	-0.32%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$371	$666	$1,506

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials, banks and diversified financials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives

PROSHARES.COM	SHORT FINANCIALS ::	35

also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.82%. The Index’s highest May to May volatility rate during the five-year period was 19.15% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

36	:: SHORT FINANCIALS	PROSHARES.COM

high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Diversified Financials Industry Risk — The Fund is subject to the risks faced by companies in the diversified financials industry, including: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight. The diversified financials industry may also be affected by risks that affect the broader financials industry.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

PROSHARES.COM	SHORT FINANCIALS ::	37

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults;, and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more

38	:: SHORT FINANCIALS	PROSHARES.COM

frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 20.11%

Worst Quarter (ended 6/30/2009): -30.71%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -15.32%.

PROSHARES.COM	SHORT FINANCIALS ::	39

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	9.66%	-9.23%	-16.35%	-14.57%	6/10/2008

After Taxes on Distributions	9.47%	-9.26%	-16.36%	-14.71%	—

After Taxes on Distributions and Sale of Shares	5.71%	-6.69%	-9.57%	-8.57%	—

Dow Jones U.S. FinancialsSM Index#	-8.98%	8.01%	11.15%	5.35%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

40	:: SHORT FTSE CHINA 50	PROSHARES.COM

Important Information About the Fund

ProShares Short FTSE China 50 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the FTSE China 50 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.30%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.05%

Fee Waiver/Reimbursement*	-1.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$536	$1,002	$2,291

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong. The Index is published under the Bloomberg ticker symbol “XINOI.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds

PROSHARES.COM	SHORT FTSE CHINA 50 ::	41

(including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials and banks industry groups and in China.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to

42	:: SHORT FTSE CHINA 50	PROSHARES.COM

greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 21.06%. The Index’s highest May to May volatility rate during the five-year period was 27.67% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

PROSHARES.COM	SHORT FTSE CHINA 50 ::	43

high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

44	:: SHORT FTSE CHINA 50	PROSHARES.COM

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

PROSHARES.COM	SHORT FTSE CHINA 50 ::	45

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause

46	:: SHORT FTSE CHINA 50	PROSHARES.COM

the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2011): 32.32%

Worst Quarter (ended 12/31/2011): -16.43%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -10.23%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	9.43%	-8.84%	-9.35%	3/16/2010

After Taxes on Distributions	9.32%	-8.86%	-9.36%	—

After Taxes on Distributions and Sale of Shares	5.58%	-6.43%	-6.39%	—

FTSE China 50 Index®#	-11.81%	4.17%	2.93%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as

PROSHARES.COM	SHORT FTSE CHINA 50 ::	47

a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have primarily and jointly managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

48	:: SHORT HIGH YIELD	PROSHARES.COM

Important Information About the Fund

ProShares Short High Yield (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Markit iBoxx $ Liquid High Yield Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%

Fee Waiver/Reimbursement*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$313	$548	$1,220

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by Markit Indices Limited. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody’s Investor Service, Fitch Ratings or S&P Global Ratings ; are from issuers with at least $1 billion par outstanding; have at least $400 million

PROSHARES.COM	SHORT HIGH YIELD ::	49

of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index. Index rebalances occur monthly. The Index is published under the Bloomberg ticker symbol “IBOXHY.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index without, consistent with its investment objective, regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those

50	:: SHORT HIGH YIELD	PROSHARES.COM

derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 4.30%. The Index’s highest May to May volatility rate during the five-year period was 6.51% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 3.84%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

PROSHARES.COM	SHORT HIGH YIELD ::	51

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to the risk that an issuer of a debt instrument is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. In using sampling techniques, the Fund may be overexposed to certain instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

52	:: SHORT HIGH YIELD	PROSHARES.COM

to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). A lack of liquidity could adversely affect the price at which a particular high yield debt instrument may be sold. Less active markets may also diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk, including causing large fluctuations in the NAV of the Fund’s shares. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a security may be replaced with a lower yielding security. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield debt instruments generally and new laws and proposed new laws may adversely impact the market for high yield debt instruments.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when

PROSHARES.COM	SHORT HIGH YIELD ::	53

measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.
•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•

Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole

54	:: SHORT HIGH YIELD	PROSHARES.COM

discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 4.79%

Worst Quarter (ended 6/30/2016): -5.44%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -8.36%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	2.50%	-4.23%	-6.50%	3/21/2011

After Taxes on Distributions	2.20%	-4.28%	-6.54%	—

After Taxes on Distributions and Sale of Shares	1.48%	-3.18%	-4.68%	—

Markit iBoxx $ Liquid High Yield Index#	-1.48%	3.21%	4.87%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	SHORT MIDCAP400 ::	55

Important Information About the Fund

ProShares Short MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.63%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.38%

Fee Waiver/Reimbursement*	-0.43%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$395	$714	$1,620

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

56	:: SHORT MIDCAP400	PROSHARES.COM

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives

PROSHARES.COM	SHORT MIDCAP400 ::	57

also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown. Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.15%. The Index’s highest May to May volatility rate during the five-year period was 17.10% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

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high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and

PROSHARES.COM	SHORT MIDCAP400 ::	59

mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or

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counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 20.36%

Worst Quarter (ended 6/30/2009): -18.42%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -14.67%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	12.53%	-7.32%	-15.53%	-11.12%	6/19/2006

After Taxes on Distributions	12.35%	-7.35%	-15.54%	-11.67%	—

After Taxes on Distributions and Sale of Shares	7.40%	-5.38%	-9.25%	-6.36%	—

S&P MidCap 400®#	-11.08%	6.03%	13.67%	8.43%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

PROSHARES.COM	SHORT MIDCAP400 ::	61

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Short MSCI EAFE (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the MSCI EAFE Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.37%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.12%

Fee Waiver/Reimbursement*	-0.17%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$339	$600	$1,348

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of June 20, 2019, the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is published under the Bloomberg ticker symbol “MXEA.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in Japan, Developed Europe and Developed Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on

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the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 12.29%. The Index’s highest May to May volatility rate during the five-year period was 16.24% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.27%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

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high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more U.S. ETFs or instruments. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

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•	Exposure to Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Exposure to European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•

Exposure to Japanese Investments Risk —  The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese

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economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause

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the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 20.41%

Worst Quarter (ended 6/30/2009): -22.11%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -11.51%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	16.33%	-2.28%	-9.92%	-5.92%	10/23/2007

After Taxes on Distributions	16.16%	-2.31%	-9.94%	-6.43%	—

After Taxes on Distributions and Sale of Shares	9.66%	-1.73%	-6.59%	-3.93%	—

MSCI EAFE Index®#	-13.79%	0.53%	6.31%	0.22%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

PROSHARES.COM	SHORT MSCI EAFE ::	69

those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have primarily and jointly managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

70	:: SHORT MSCI EMERGING MARKETS	PROSHARES.COM

Important Information About the Fund

ProShares Short MSCI Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the MSCI Emerging Markets Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.24%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%

Fee Waiver/Reimbursement*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$311	$543	$1,209

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted market capitalization in emerging market countries. As of June 20, 2019, the Index consisted of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index is published under the Bloomberg ticker symbol “MXEF.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

PROSHARES.COM	SHORT MSCI EMERGING MARKETS ::	71

in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in China and Developing Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund

72	:: SHORT MSCI EMERGING MARKETS	PROSHARES.COM

may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.06%. The Index’s highest May to May volatility rate during the five-year period was 18.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high

PROSHARES.COM	SHORT MSCI EMERGING MARKETS ::	73

degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

74	:: SHORT MSCI EMERGING MARKETS	PROSHARES.COM

•	Exposure to Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Exposure to Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries.

PROSHARES.COM	SHORT MSCI EMERGING MARKETS ::	75

Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns.

Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non- diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high

76	:: SHORT MSCI EMERGING MARKETS	PROSHARES.COM

percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 28.96%

Worst Quarter (ended 6/30/2009): -27.10%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -9.69%.

PROSHARES.COM	SHORT MSCI EMERGING MARKETS ::	77

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	14.60%	-4.83%	-12.53%	-9.55%	10/30/2007

After Taxes on Distributions	14.19%	-4.89%	-12.56%	-9.87%	—

After Taxes on Distributions and Sale of Shares	8.64%	-3.61%	-7.94%	-6.07%	—

MSCI Emerging Markets Index®#	-14.57%	1.65%	8.02%	-0.50%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Short Oil & Gas (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees		0.75%

Other Expenses		4.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements		4.80%

Fee Waiver/Reimbursement*	-	3.85%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$1,098	$2,103	$4,633

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the

Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the energy industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The

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performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 21.92%. The Index’s highest May to May volatility rate during the five-year period was 28.66% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was -7.39%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

PROSHARES.COM	SHORT OIL & GAS ::	81

high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector (including, for example, companies in the oil, gas and consumable fuels industry), including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. As of July 31, 2019, the Fund had significant exposure to Exxon Mobil Corp. Information about Exxon Mobil Corp. may be found on the SEC’s website (www.sec.gov).

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the

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value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the

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short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 31.48%

Worst Quarter (ended 12/31/2011): -18.23%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -11.14%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	19.74%	2.27%	-8.66%	-5.90%	6/10/2008

After Taxes on Distributions	19.68%	2.26%	-8.66%	-6.72%	—

After Taxes on Distributions and Sale of Shares	11.69%	1.74%	-5.87%	-3.89%	—

Dow Jones U.S. Oil & GasSM Index#	-18.91%	-6.54%	3.24%	-1.92%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	SHORT QQQ® ::	85

Important Information About the Fund

ProShares Short QQQ (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Nasdaq-100 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.26%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.01%

Fee Waiver/Reimbursement*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$316	$552	$1,231

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by the Nasdaq, Inc. (the “Index Provider”). The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes, adjusted market capitalization and other eligibility criteria. The Index is published under the Bloomberg ticker symbol “NDX.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying

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those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.90%. The Index’s highest May to May volatility rate during the five-year period was 21.16% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 15.12%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

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•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk – If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

PROSHARES.COM	SHORT QQQ® ::	89

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally,

90	:: SHORT QQQ®	PROSHARES.COM

active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare

Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 18.04%

Worst Quarter (ended 3/31/2012): -18.01%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -17.46%.

PROSHARES.COM	SHORT QQQ® ::	91

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-2.21%	-13.76%	-19.18%	-14.46%	6/19/2006

After Taxes on Distributions	-2.62%	-13.83%	-19.21%	-14.79%	—

After Taxes on Distributions and Sale of Shares	-1.33%	-9.69%	-10.54%	-7.82%	—

Nasdaq-100 Index®#	0.04%	13.33%	19.28%	12.98%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Short Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.95%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.70%

Fee Waiver/Reimbursement*	-0.75%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$462	$853	$1,946

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts (“REITs”). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

PROSHARES.COM	SHORT REAL ESTATE ::	93

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:
¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the

Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the real estate industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The

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performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.99%. The Index’s highest May to May volatility rate during the five-year period was 17.16% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 8.41%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

PROSHARES.COM	SHORT REAL ESTATE ::	95

high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•

Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in

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technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Real Estate Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by

PROSHARES.COM	SHORT REAL ESTATE ::	97

borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. The Fund is also subject to risks faced by companies in the equity real estate investments trust industry group to the same extent the Index is concentrated in the industry.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2011): 12.89%

Worst Quarter (ended 12/31/2011): -14.87%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -15.15%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	4.41%	-9.03%	-11.81%	3/16/2010

After Taxes on Distributions	4.23%	-9.06%	-11.83%	—

After Taxes on Distributions and Sale of Shares	2.61%	-6.56%	-7.79%	—

Dow Jones U.S. Real EstateSM Index#	-4.03%	8.06%	9.37%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	SHORT RUSSELL2000 ::	99

Important Information About the Fund

ProShares Short Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.27%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.02%

Fee Waiver/Reimbursement*	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$318	$556	$1,241

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to

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losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.42%. The Index’s highest May to May volatility rate during the five-year period was 19.22% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 6.71%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high

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degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•

Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market

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capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.
•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be

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considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 24.17%

Worst Quarter (ended 6/30/2009): -20.46%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -14.16%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	11.50%	-6.90%	-15.73%	-11.44%	1/23/2007

After Taxes on Distributions	11.05%	-6.98%	-15.77%	-12.25%	—

After Taxes on Distributions and Sale of Shares	6.77%	-5.11%	-9.34%	-6.32%	—

Russell 2000® Index#	-11.01%	4.41%	11.97%	6.08%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Short S&P500 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P 500® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.14%

Total Annual Fund Operating Expenses*	0.89%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$91	$284	$493	$1,096

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day

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that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the

Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The

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performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.56%. The Index’s highest May to May volatility rate during the five-year period was 16.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

PROSHARES.COM	SHORT S&P500 ::	109

high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks.

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Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

PROSHARES.COM	SHORT S&P500 ::	111

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 15.14%

Worst Quarter (ended 6/30/2009): -15.40%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -14.48%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	4.87%	-8.88%	-14.05%	-9.65%	6/19/2006

After Taxes on Distributions	4.41%	-8.96%	-14.09%	-10.20%	—

After Taxes on Distributions and Sale of Shares	2.86%	-6.48%	-8.64%	-5.79%	—

S&P 500®#	-4.38%	8.49%	13.11%	8.03%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or

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delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	SHORT SMALLCAP600 ::	113

Important Information About the Fund

ProShares Short SmallCap600 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P SmallCap 600® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.88%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.63%

Fee Waiver/Reimbursement*	-1.68%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through

September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$657	$1,245	$2,839

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float. The Index is published under the Bloomberg ticker symbol “SML.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the

Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the

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Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.99%. The Index’s highest May to May volatility rate during the five-year period was 18.08% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.85%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a

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high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•

Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in

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price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 24.03%

Worst Quarter (ended 6/30/2009): -20.73%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -11.85%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	8.09%	-8.44%	-16.50%	-12.14%	1/23/2007

After Taxes on Distributions	8.01%	-8.45%	-16.51%	-13.22%	—

After Taxes on Distributions and Sale of Shares	4.79%	-6.15%	-9.62%	-6.31%	—

S&P SmallCap 600®#	-8.48%	6.33%	13.60%	7.83%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra 7-10 Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the ICE U.S. Treasury 7-10 Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.43%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.18%

Fee Waiver/Reimbursement*	-0.23%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$352	$627	$1,411

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 327% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly- issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying

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Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT7.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	U.S. Government Debt Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or

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worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 5.06%. The Index’s highest May to May volatility rate during the five-year period was 5.99% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 2.98%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

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•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may

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offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2011): 20.74%

Worst Quarter (ended 12/31/2016): -11.19%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 12.33%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-1.29%	4.13%	6.40%	1/19/2010

After Taxes on Distributions	-2.00%	3.33%	5.94%	—

After Taxes on Distributions and Sale of Shares	-0.78%	2.82%	4.90%	—

ICE U.S. Treasury 7-10 Year Bond Index#	0.90%	2.97%	3.95%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and January 2010, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.51%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.26%

Fee Waiver/Reimbursement*	-0.31%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$369	$662	$1,495

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 264% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly- issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by

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market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT20.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	U.S. Government Debt Securities — The Fund invests in U.S. government securities, which are issued by the U.S. government or one of its agencies or instrumentalities, including U.S. Treasury securities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 11.73%. The Index’s highest May to May volatility rate during the five-year period was 14.35% (May 31, 2016). The Index’s annualized total return

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performance for the five-year period ended May 31, 2019 was 5.62%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

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to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies

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will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2011): 63.74%

Worst Quarter (ended 12/31/2016): -23.48%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 21.06%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-7.51%	9.73%	10.03%	1/19/2010

After Taxes on Distributions	-8.12%	9.16%	9.64%	—

After Taxes on Distributions and Sale of Shares	-4.46%	7.44%	8.03%	—

ICE U.S. Treasury 20+ Year Bond Index#	-1.98%	6.32%	6.48%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and January 2010, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Basic Materials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.41%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.16%

Fee Waiver/Reimbursement*	-0.21%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$348	$618	$1,390

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 38% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the materials industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The

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performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.40%. The Index’s highest May to May volatility rate during the five-year period was 22.05% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will

PROSHARES.COM	ULTRA BASIC MATERIALS ::	137

be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance

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that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Materials Industry Risk — The Fund is subject to risks faced by companies in the materials sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. The Fund is also subject to risks faced by companies in the chemicals industry group.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal

PROSHARES.COM	ULTRA BASIC MATERIALS ::	139

income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2009): 56.54%

Worst Quarter (ended 09/30/2011): -51.47%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 26.29%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-34.97%	0.11%	13.72%	-1.21%	1/30/2007

After Taxes on Distributions	-35.09%	-0.02%	13.48%	-1.70%	—

After Taxes on Distributions and Sale of Shares	-20.59%	0.09%	11.56%	-0.84%	—

Dow Jones U.S. Basic MaterialsSM Index#	-16.17%	2.69%	10.93%	4.94%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	ULTRA COMMUNICATION SERVICES SELECT SECTOR ::	141

Important Information About the Fund

ProShares Ultra Communication Services Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P Communication Services Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater lever- age each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/ her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses*	1.96%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.71%

Fee Waiver/Reimbursement**	-1.76%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years

$97	$674

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from January 15, 2019 (the Fund’s inception date) to May 31, 2019, the Fund’s portfolio turnover rate was 6% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (“GICS”), which

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classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. As of May 31, 2019, the top five companies in the Index by weight (i.e., percentage) are Facebook Inc., Alphabet Inc., Walt Disney Co., Charter Communications and Comcast Corp. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXCTR”.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type,

quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the communication services and media and entertainment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may pre- vent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

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The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index incepted on April 30, 2018. For the period since the inception of the Index through May 31, 2019, the Index’s annualized historical volatility rate was 19.61%. If the Index had been in operation for the five-year period ended May 31, 2019, the Index’s hypothetical annualized volatility rate would have been 15.83%. The Index’s highest May to May hypothetical volatility rate during the five-year period would have been 20.07% (May 31, 2019). The Index’s annualized total return performance for the period since the inception of the Index through May 31, 2019 was 10.44%. The Index’s hypothetical annualized total return performance for the five-year period ended May 31, 2019 would have been 11.09%. Hypothetical volatility and performance is based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance, and cannot account for all the financial risk that may affect the actual performance of the Fund. Actual performance of the Fund may vary significantly from the hypothetical performance. Historical and hypothetical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the index may differ from the volatility of the index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•

Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications

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Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly

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competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turn- over to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio trans- actions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Consumer Goods (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees		0.75%

Other Expenses		1.60%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements		2.35%

Fee Waiver/Reimbursement*	-	1.40%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$599	$1,128	$2,578

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 3% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear The Index is published under the Bloomberg ticker symbol “DJUSNC.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks,” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the consumer staples, consumer discretionary and food, beverage and tobacco industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund

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may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —

Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 11.97%. The Index’s highest May to May volatility rate during the five-year period was 14.79% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was

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5.82%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•	Consumer Staples Industry Risk — The Fund is subject to risks faced by companies in the consumer staples industry, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; changing consumer preferences, marketing campaigns and other factors affecting supply and demand of consumer staples; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

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to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Food, Beverage and Tobacco Industry Risk — The Fund is subject to the risks faced by companies in the food, beverage and tobacco industry, including: changes in demand for products, demographic and product trends and general economic conditions; effects of competitive pricing, environmental factors, marketing campaigns and consumer boycotts; and adverse effects from governmental regulation and oversight. The tobacco industry may also be affected by additional risks, including: smoking and health litigation; governmental and private bans and restrictions on smoking; and actual and proposed price controls on tobacco products. The food, beverage and tobacco industry may also be affected by risks that affect the broader consumer staples industry.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2009): 29.96%

Worst Quarter (ended 3/31/2009): -22.19%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 30.17%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-29.20%	6.01%	20.10%	10.55%	1/30/2007

After Taxes on Distributions	-29.31%	5.84%	19.93%	10.31%	—

After Taxes on Distributions and Sale of Shares	-17.19%	4.71%	17.42%	8.78%	—

Dow Jones U.S. Consumer GoodsSM Index#	-13.40%	4.87%	11.64%	7.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Consumer Services (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees		0.75%

Other Expenses		0.60%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements		1.35%

Fee Waiver/Reimbursement*	-	0.40%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$388	$701	$1,589

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 9% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the consumer discretionary, communication services, retailing and media and entertainment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.12%. The Index’s highest May to May volatility rate during the five-year period was

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17.61% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 12.38%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

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•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller

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number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2009): 37.45%

Worst Quarter (ended 12/31/2018): -28.94%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 42.57%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-3.22%	15.31%	31.48%	13.70%	1/30/2007

After Taxes on Distributions	-3.26%	15.26%	31.43%	13.62%	—

After Taxes on Distributions and Sale of Shares	-1.88%	12.36%	28.19%	11.70%	—

Dow Jones U.S. Consumer ServicesSM Index#	2.07%	9.71%	17.39%	9.99%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Dow30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees		0.75%

Other Expenses		0.22%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements		0.97%

Fee Waiver/Reimbursement*	-	0.02%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$307	$534	$1,188

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 35% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is a price-weighted index and includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. While stock selection is not governed by quantitative rules, a stock typically is added only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. Companies should be incorporated and headquartered in the U.S. In addition, a plurality of revenues should be derived from the U.S. Maintaining adequate sector representation within the Index is also a consideration in the selection process for the Dow Jones

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Industrial AverageTM. Changes to the Index are made on an as needed basis. There is no annual or semi-annual reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s

Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%,

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the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.43%. The Index’s highest May to May volatility rate during the five-year period was 16.18% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.88%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the

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treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2009): 32.85%

Worst Quarter (ended 3/31/2009): -26.39%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 29.15%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-13.34%	15.65%	22.71%	11.97%	6/19/2006

After Taxes on Distributions	-13.51%	15.38%	22.49%	11.39%	—

After Taxes on Distributions and Sale of Shares	-7.76%	12.59%	19.81%	9.85%	—

Dow Jones Industrial Average®#	-3.48%	9.69%	13.15%	8.99%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.20%

Total Annual Fund Operating Expenses*	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$303	$525	$1,166

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 10% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials, banks and diversified financials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an

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ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —

Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.82%. The Index’s highest May to May volatility rate during the five-year period was 19.15% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was

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10.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks industry, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Diversified Financials Industry Risk — The Fund is subject to the risks faced by companies in the diversified financials industry, including: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight. The diversified financials industry may also be affected by risks that affect the broader financials industry.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which

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may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2009): 51.00%

Worst Quarter (ended 3/31/2009): -56.36%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 38.70%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-22.52%	11.59%	13.29%	-9.36%	1/30/2007

After Taxes on Distributions	-22.73%	11.38%	13.14%	-9.53%	—

After Taxes on Distributions and Sale of Shares	-13.15%	9.23%	11.17%	-6.06%	—

Dow Jones U.S. FinancialsSM Index#	-8.98%	8.01%	11.15%	1.32%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra FTSE China 50 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the FTSE China 50 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.44%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.19%

Fee Waiver/Reimbursement*	-0.24%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$354	$631	$1,422

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong. The Index is published under the Bloomberg ticker symbol “XINOI.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund may invest in common stock issued by public companies.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The

Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials and banks industry groups and in China.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

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Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time;

(d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 21.06%. The Index’s

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highest May to May volatility rate during the five-year period was 27.67% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

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•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Exposure to Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

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Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s

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foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more

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frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2012): 36.89%

Worst Quarter (ended 09/30/2011): -50.55%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 18.21%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-31.32%	-0.10%	-0.44%	6/2/2009

After Taxes on Distributions	-31.57%	-0.18%	-0.47%	—

After Taxes on Distributions and Sale of Shares	-18.39%	-0.08%	-0.33%	—

FTSE China 50 Index®#	-11.81%	4.17%	3.58%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra FTSE Europe (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the FTSE Developed Europe All Cap Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.02%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.77%

Fee Waiver/Reimbursement*	-0.82%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$477	$883	$2,016

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the UK. As of June 20, 2019, the Index consisted of the following 15 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is published under the Bloomberg ticker symbol “ACDER.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund may invest in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the United Kingdom and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s

Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%,

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the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.05%. The Index’s highest May to May volatility rate during the five-year period was 18.97% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 0.43%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

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to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Exposure to European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to United Kingdom Investments Risk — The Fund has a significant concentration in the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. The June 2016 vote in the United Kingdom calling for the exit of the United Kingdom from membership in the European Union (referred to as “Brexit”), may adversely impact the economy of the United Kingdom. The withdrawal of the United Kingdom from the European Union will take effect either on the effective date of the withdrawal agreement or, in the absence of an agreement, on October 31, 2019 (or such later date as negotiated with the EU). If no withdrawal agreement is reached, the United Kingdom will leave the European Union with no trade, customs or regulatory measures negotiated. The implications of a “no deal” scenario include a shrinking United Kingdom economy and far-reaching disruptions to world securities markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which European Union laws to replace or replicate. Because the Fund has concentration in the United Kingdom, the Fund may be particularly sensitive to the risks associated with a “no deal” scenario. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations.

•

Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign

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country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to

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so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2013): 28.50%

Worst Quarter (ended 09/30/2011): -45.77%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 29.65%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-32.20%	-5.05%	3.21%	4/27/2010

After Taxes on Distributions	-32.81%	-5.22%	3.10%	—

After Taxes on Distributions and Sale of Shares	-18.66%	-3.75%	2.50%	—

FTSE Developed Europe All Cap Index#+	-15.14%	-0.10%	3.98%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+

Index performance from the Fund’s inception date through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance from April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance from September 1, 2016 through December 31, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Health Care (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.30%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.05%

Fee Waiver/Reimbursement*	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$324	$570	$1,274

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 11% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the health care; pharmaceuticals, biotechnology and life sciences; and health care equipment and services industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund

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may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.48%. The Index’s highest May to May volatility rate during the five-year period was 19.88% (May 31, 2016). The Index’s annualized total return

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performance for the five-year period ended May 31, 2019 was 9.97%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

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•	Health Care Equipment and Services Industry Risk — The Fund is subject to the risks faced by companies in the health care equipment and services industry. Such companies may be subject to an increased emphasis on the delivery of health care through outpatient services. Limited product lines for health care equipment may cause companies to increase expenditures for the research and development of new products. Technological advances, new market developments and regulatory changes in the health care industry can increase research and development, marketing and sales costs.

•	Health Care Industry Risk — The Fund is subject to risks faced by companies in the health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals, biotechnology and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially

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successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2013): 33.80%

Worst Quarter (ended 6/30/2010): - 23.15%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 14.79%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	5.39%	18.13%	26.74%	15.89%	1/30/2007

After Taxes on Distributions	5.31%	18.04%	26.61%	15.67%	—

After Taxes on Distributions and Sale of Shares	3.25%	14.75%	23.63%	13.63%	—

Dow Jones U.S. Health CareSM Index#	6.25%	11.28%	15.17%	10.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra High Yield (the “Fund”) (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Markit iBoxx $ Liquid High Yield Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	4.89%

Acquired Fund Fees and Expenses*	0.32%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	5.96%

Fee Waiver/Reimbursement**	-4.69%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.27%

*	“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies
(such as business development companies and/or exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the annual report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.

**

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$129	$1,354	$2,555	$5,459

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is

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constructed and maintained by Markit Indices Limited. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody’s Investor Service, Fitch Ratings or S&P Global Ratings ; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index. Index rebalances occur monthly. The Index is published under the Bloomberg ticker symbol “IBOXHY.”

The Fund will invest principally invest in the financial instruments set forth below. The Fund may invest up to 85% of its assets in exchange-traded funds (“ETFs”). The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Exchange-Traded Funds — The Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

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The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

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Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 4.30%. The Index’s highest May to May volatility rate during the five-year period was 6.51% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 3.84%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of

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the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to the risk that an issuer of a debt instrument is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. In using sampling techniques, the Fund may be overexposed to certain instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.
•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). A lack of liquidity could adversely affect the price at which a particular high yield debt instrument may be sold. Less active markets may also diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk, including causing large fluctuations in the NAV of the Fund’s shares. High yield debt instruments may also present risks based on payment expectations. For

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example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a security may be replaced with a lower yielding security. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield debt instruments generally and new laws and proposed new laws may adversely impact the market for high yield debt instruments

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may

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offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.

•	Risk of Investing in Exchange-Traded Funds (ETFs) — Investing in other investment companies, such as ETFs, subjects the Fund to those risks affecting the underlying ETFs, such as risks that the investment management strategy of the ETF may not produce its intended results (management risk) and the risk that the ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, investing in ETFs involves the risk that an ETF’s performance may not track the performance of the index or markets that the ETF is designed to track, which may result in losses to such ETF and, ultimately, the Fund. In addition, ETFs may trade at a price below their net asset value. Moreover, the Fund will incur its pro rata share of the expenses of the underlying ETF’s expenses.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2016): 10.11%

Worst Quarter (ended 9/30/2015): -9.91%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 19.25%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-6.00%	3.80%	6.93%	4/13/2011

After Taxes on Distributions	-7.15%	2.76%	6.24%	—

After Taxes on Distributions and Sale of Shares	-3.52%	2.46%	5.20%	—

Markit iBoxx $ Liquid High Yield Index#	-1.48%	3.21%	4.77%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements,

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such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Industrials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.68%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.43%

Fee Waiver/Reimbursement*	-0.48%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$405	$736	$1,672

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 5% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the industrials and capital goods industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to

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losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.85%. The Index’s highest May to May volatility rate during the five-year period was

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17.62% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.50%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Capital Goods Industry Risk — The Fund is subject to risks faced by companies in the capital goods industry, including: fluctuations in the business cycle, heavy dependence on corporate spending and by other factors affecting manufacturing demands. The capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This capital goods industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its

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portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Industrials Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions.

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High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 09/30/2009): 44.74%

Worst Quarter (ended 09/30/2011): -40.82%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 49.62%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-26.80%	9.09%	22.01%	8.08%	1/30/2007

After Taxes on Distributions	-26.86%	9.00%	21.92%	7.82%	—

After Taxes on Distributions and Sale of Shares	-15.82%	7.19%	19.21%	6.54%	—

Dow Jones U.S. IndustrialsSM Index#	-11.26%	6.86%	13.79%	7.90%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.29%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%

Fee Waiver/Reimbursement*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$322	$565	$1,263

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 31% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to

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losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.15%. The Index’s highest May to May volatility rate during the five-year period was

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17.10% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors,

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industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.
•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or

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were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2009): 41.81%

Worst Quarter (ended 9/30/2011): -38.76%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 34.97%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-25.66%	7.75%	22.12%	9.08%	6/19/2006

After Taxes on Distributions	-25.75%	7.68%	22.06%	8.75%	—

After Taxes on Distributions and Sale of Shares	-15.10%	6.11%	19.33%	7.40%	—

S&P MidCap 400®#	-11.08%	6.03%	13.67%	8.43%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra MSCI Brazil Capped (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the MSCI Brazil 25/50 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.95%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.70%

Fee Waiver/Reimbursement*	-0.75%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$462	$853	$1,946

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil. The Index is published under the Bloomberg ticker symbol “MXBR2550.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund may invest in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in Brazil.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative

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(e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its returns for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 31.93%. The Index’s highest May to May volatility rate during the five-year period was 39.25% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.51%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Brazilian Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Brazil. The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets, and is heavily dependent on trading with key partners. Any changes in the volume of this trading, in taxes or tariffs, or in political relationships between nations may adversely affect the Brazilian economy and, as a result, the Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Brazilian government currently imposes significant taxes

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on the transfer of currency. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology

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underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.
•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or

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were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2016): 50.94%

Worst Quarter (ended 9/30/2015): -57.16%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 25.11%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-18.71%	-14.06%	-18.14%	4/27/2010

After Taxes on Distributions	-18.75%	-14.07%	-18.14%	—

After Taxes on Distributions and Sale of Shares	-11.08%	-9.86%	-10.76%	—

MSCI Brazil 25/50 Index#+	-0.49%	0.68%	-3.23%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra MSCI EAFE (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the MSCI EAFE Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.97%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.72%

Fee Waiver/Reimbursement*	-0.77%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$467	$861	$1,966

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of June 20, 2019, the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is published under the Bloomberg ticker symbol “MXEA.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund may invest in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in Japan, Developed Europe and Developed Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount and possibly even direction, from two times (2x) the daily return of the Fund’s

Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%,

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the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 12.29%. The Index’s highest May to May volatility rate during the five-year period was 16.24% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.27%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

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to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Exposure to Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Exposure to European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected,

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the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Exposure to Japanese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a

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“non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2010): 36.87%

Worst Quarter (ended 9/30/2011): -39.86%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 26.16%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-30.43%	-3.93%	4.59%	6/2/2009

After Taxes on Distributions	-30.46%	-3.94%	4.58%	—

After Taxes on Distributions and Sale of Shares	-18.02%	-2.94%	3.65%	—

MSCI EAFE Index®#	-13.79%	0.53%	5.32%	—

#

Reflects no reduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

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investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra MSCI Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the MSCI Emerging Markets Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.38%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.13%

Fee Waiver/Reimbursement*	-0.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$341	$605	$1,359

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted market capitalization in emerging market countries. As of June 20, 2019, the Index consisted of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index is published under the Bloomberg ticker symbol “MXEF.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund may invest in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for the day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in China and Developing Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s

Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%,

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the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.06%. The Index’s highest May to May volatility rate during the five-year period was 18.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

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to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Exposure to Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Exposure to Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S.

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securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the

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Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2010): 40.26%

Worst Quarter (ended 9/30/2011): -48.64%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 18.65%.

PROSHARES.COM	ULTRA MSCI EMERGING MARKETS ::	243

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-33.80%	-3.94%	0.39%	6/2/2009

After Taxes on Distributions	-33.85%	-3.95%	0.38%	—

After Taxes on Distributions and Sale of Shares	-20.01%	-2.95%	0.29%	—

MSCI Emerging Markets Index®#	-14.57%	1.65%	4.50%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra MSCI Japan (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the MSCI Japan Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	3.43%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.18%

Fee Waiver/Reimbursement*	-3.23%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$974	$1,865	$4,159

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan. The Index is published under the Bloomberg ticker symbol “MXJP.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund may invest in common stock issued by public companies.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The

Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in Japan.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.14%. The Index’s highest

PROSHARES.COM	ULTRA MSCI JAPAN ::	247

May to May volatility rate during the five-year period was 24.39% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 4.77%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Exposure to Japanese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally

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will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

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•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 23.86%

Worst Quarter (ended 12/31/2018): -29.77%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 14.50%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-31.30%	-0.29%	4.26%	6/2/2009

After Taxes on Distributions	-32.17%	-0.54%	4.13%	—

After Taxes on Distributions and Sale of Shares	-18.18%	-0.27%	3.35%	—

MSCI Japan Index®#	-12.88%	3.06%	5.35%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Nasdaq Biotechnology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Nasdaq Biotechnology Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.31%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.06%

Fee Waiver/Reimbursement*	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$326	$574	$1,284

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 31% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the “Index Provider”). The Index is a modified capitalization weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index is published under the Bloomberg ticker symbol “NBI.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the health care and pharmaceuticals, biotechnology and life sciences industry groups.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 24.79%. The Index’s highest May to May volatility rate during the five-year period

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was 32.61% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of

PROSHARES.COM	ULTRA NASDAQ BIOTECHNOLOGY ::	255

the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Health Care Industry Risk — The Fund is subject to risks faced by companies in the health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to risks faced by companies in the pharmaceuticals, biotechnology and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under

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regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2013): 44.07%

Worst Quarter (ended 3/31/2016): -42.74%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 22.27%.

PROSHARES.COM	ULTRA NASDAQ BIOTECHNOLOGY ::	257

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-24.38%	2.41%	21.96%	4/7/2010

After Taxes on Distributions	-24.38%	2.41%	21.96%	—

After Taxes on Distributions and Sale of Shares	-14.43%	1.85%	18.95%	—

Nasdaq Biotechnology Index®#	-8.86%	5.54%	14.62%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Oil & Gas (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.32%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.07%

Fee Waiver/Reimbursement*	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$328	$578	$1,295

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 14% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the energy industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund

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may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 21.92%. The Index’s highest May to May volatility rate during the five-year period was 28.66% (May 31, 2016). The Index’s annualized total return

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performance for the five-year period ended May 31, 2019 was -7.39%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector (including, for example, companies in the oil, gas and consumable fuels industry), including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. As of July 31, 2019, the Fund had significant exposure to

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Exxon Mobil Corp. Information about Exxon Mobil Corp. may be found on the SEC’s website (www.sec.gov).

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the

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treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2010): 45.00%

Worst Quarter (ended 12/31/2018): -45.91%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 21.63%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-40.03%	-18.56%	-1.26%	-7.13%	1/30/2007

After Taxes on Distributions	-40.25%	-18.81%	-1.46%	-7.60%	—

After Taxes on Distributions and Sale of Shares	-23.41%	-12.46%	-0.83%	-4.54%	—

Dow Jones U.S. Oil & GasSM Index#	-18.91%	-6.54%	3.24%	1.62%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra QQQ (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Nasdaq-100 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.24%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%

Fee Waiver/Reimbursement*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$311	$543	$1,209

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 7% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by the Nasdaq, Inc. (the “Index Provider”). The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes, adjusted market capitalization and other eligibility criteria. The Index is published under the Bloomberg ticker symbol “NDX.”

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The Fund will principally invest in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’

view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk,

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liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better

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or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.90%. The Index’s highest May to May volatility rate during the five-year period was 21.16% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 15.12%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company”

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(“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 46.06%

Worst Quarter (ended 12/31/2018): -33.26%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 43.30%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-8.39%	22.09%	34.94%	18.82%	6/19/2006

After Taxes on Distributions	-8.40%	22.05%	34.90%	18.45%	—

After Taxes on Distributions and Sale of Shares	-4.96%	18.16%	31.51%	16.29%	—

Nasdaq-100 Index®#	0.04%	13.33%	19.28%	12.98%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.29%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%

Fee Waiver/Reimbursement*	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$322	$565	$1,263

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 6% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts (“REITs”). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the real estate industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to

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losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.99%. The Index’s highest May to May volatility rate during the five-year period was

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17.16% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 8.41%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

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•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Real Estate Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. The Fund is also subject to risks faced by companies in the equity real estate investments trust industry group to the same extent the Index is concentrated in the industry.

•

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market

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capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2009): 68.60%

Worst Quarter (ended 3/31/2009): -60.42%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 37.89%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-13.53%	11.85%	14.89%	-7.53%	1/30/2007

After Taxes on Distributions	-13.95%	11.34%	14.44%	-8.01%	—

After Taxes on Distributions and Sale of Shares	-7.90%	9.23%	12.39%	-5.21%	—

Dow Jones U.S. Real EstateSM Index#	-4.03%	8.06%	12.12%	3.05%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as

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a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.50%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.25%

Fee Waiver/Reimbursement*	-0.30%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$367	$657	$1,485

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 41% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to

PROSHARES.COM	ULTRA RUSSELL2000 ::	281

losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.42%. The Index’s highest May to May volatility rate during the five-year period was 19.22% (May 31, 2016). The Index’s annualized total return

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performance for the five-year period ended May 31, 2019 was 6.71%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the

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Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the

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same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2009): 40.26%

Worst Quarter (ended 9/30/2011): -42.19%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 32.53%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-25.75%	4.38%	17.97%	3.79%	1/23/2007

After Taxes on Distributions	-25.82%	4.32%	17.93%	3.69%	—

After Taxes on Distributions and Sale of Shares	-15.19%	3.40%	15.47%	2.98%	—

Russell 2000® Index#	-11.01%	4.41%	11.97%	6.08%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra S&P500 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P 500® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.15%

Total Annual Fund Operating Expenses*	0.90%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by

ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$92	$287	$498	$1,108

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 5% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an

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underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the

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reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.36%. The Index’s highest May to May volatility rate during the five-year period was 16.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

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For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create

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the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.
•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•

Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of

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the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2009): 32.16%

Worst Quarter (ended 9/30/2011): -28.17%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 36.48%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-14.44%	13.20%	22.25%	9.54%	6/19/2006

After Taxes on Distributions	-14.57%	13.06%	22.10%	9.16%	—

After Taxes on Distributions and Sale of Shares	-8.43%	10.58%	19.41%	7.80%	—

S&P 500®#	-4.38%	8.49%	13.11%	8.03%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Semiconductors (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. SemiconductorsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.38%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.13%

Fee Waiver/Reimbursement*	-0.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$341	$605	$1,359

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 38% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology and semiconductor and semiconductor equipment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the

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extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 22.92%. The Index’s highest May to May volatility rate during the five-year period was 27.90% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 16.55%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

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For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology

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underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Semiconductor and Semiconductor Equipment Industry Risk — The Fund is subject to risks faced by companies in the semiconductor

PROSHARES.COM	ULTRA SEMICONDUCTORS ::	297

industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies, their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology industry, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology industry as a whole.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2009): 45.02%

Worst Quarter (ended 12/31/2018): -33.58%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 40.00%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-26.28%	28.05%	29.58%	9.31%	1/30/2007

After Taxes on Distributions	-26.41%	27.86%	29.42%	9.01%	—

After Taxes on Distributions and Sale of Shares	-15.42%	23.36%	26.33%	7.60%	—

Dow Jones U.S. SemiconductorsSM Index#	-8.70%	17.31%	18.57%	9.79%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as

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a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra SmallCap600 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P SmallCap 600® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.60%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.35%

Fee Waiver/Reimbursement*	-0.40%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$388	$701	$1,589

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 18% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float. The Index is published under the Bloomberg ticker symbol “SML.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk

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and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.99%. The Index’s highest May to May volatility rate during the five-year period was 18.08% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.85%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

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For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology

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underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the

Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the

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fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2009): 40.72%

Worst Quarter (ended 9/30/2011): -38.90%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 24.81%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-21.59%	8.07%	21.38%	7.49%	1/23/2007

After Taxes on Distributions	-21.64%	8.04%	21.35%	7.31%	—

After Taxes on Distributions and Sale of Shares	-12.75%	6.36%	18.63%	6.05%	—

S&P SmallCap 600®#	-8.48%	6.33%	13.60%	7.83%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Technology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. TechnologySM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.24%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.99%

Fee Waiver/Reimbursement*	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a

percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$311	$543	$1,209

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 14% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology and software and services industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the

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reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.87%. The Index’s highest May to May volatility rate during the five-year period was 22.68% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 16.01%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

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For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns.

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Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Software and Services Industry Risk — The Fund is subject to the risks faced by companies in the software and services industry,

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including: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 48.03%

Worst Quarter (ended 12/31/2018): -34.52%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 49.50%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-10.03%	23.70%	30.91%	13.90%	1/30/2007

After Taxes on Distributions	-10.09%	23.65%	30.88%	13.77%	—

After Taxes on Distributions and Sale of Shares	-5.89%	19.57%	27.66%	11.84%	—

Dow Jones U.S. TechnologySM Index#	-0.63%	14.25%	17.77%	10.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as

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a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Telecommunications (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. Select TelecommunicationsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	7.19%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	7.94%

Fee Waiver/Reimbursement*	-6.99%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$1,701	$3,212	$6,618

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 221% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of U.S. stock market performance of fixed line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services). The Index is published under the Bloomberg ticker symbol “DJSTEL.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology; communication services; telecommunication services; and technology hardware and equipment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the

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extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as volatility and holding periods increase. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.40%. The Index’s highest May to May volatility rate during the five-year period was 19.92% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.06%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

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For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.
•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements

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that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Technology Hardware and Equipment Industry Risk — The Fund is subject to the risks faced by companies in the technology hardware and equipment industry, including: effects from industry competition, evolving industry standards and obsolescence of products; government regulation; changes in costs of components and ability to attract and maintain skilled employees; and dependence on intellectual property rights. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The technology hardware and equipment industry may also be affected by risks that affect the broader information technology industry.

•	Telecommunication Services Industry Risk — The Fund is subject to risks faced by companies in the telecommunication services sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. The telecommunication services industry is also affected by risks that affect the narrower mobile telecommunications sector, including: dramatic securities price fluctuations; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets financial resources or personnel. The Fund is also subject to risks faced by companies in the diversified telecommunication services industry group.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2010): 36.19%

Worst Quarter (ended 9/30/2011): -34.18%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 24.43%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-21.86%	-5.02%	10.41%	0.92%	3/25/2008

After Taxes on Distributions	-22.23%	-5.32%	10.12%	0.58%	—

After Taxes on Distributions and Sale of Shares	-12.69%	-3.67%	8.67%	0.69%	—

Dow Jones U.S. Select TelecommunicationsSM Index#	-8.45%	-0.01%	8.02%	4.12%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Important Information About the Fund

ProShares Ultra Utilities (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.90%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.65%

Fee Waiver/Reimbursement*	-0.70%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$452	$831	$1,896

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 5% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times (2x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the utilities industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk

PROSHARES.COM	ULTRA UTILITIES ::	321

and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times (2x) the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times (2x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times (2x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -50.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.32%. The Index’s highest May to May volatility rate during the five-year period was 15.97% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.42%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

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For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times (2x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns.

PROSHARES.COM	ULTRA UTILITIES ::	323

Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.
•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: rate setting by governmental bodies; an inverse relationship between the value of regulated utility instruments and the movement of interest rates; and operational and management risks as utilities diversify. The Fund is also subject to risks faced by companies in the electric and multi-utilities industry groups.

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•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2016): 32.45%

Worst Quarter (ended 3/31/2009): -23.77%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 27.15%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	2.70%	17.86%	18.07%	8.91%	1/30/2007

After Taxes on Distributions	2.19%	17.33%	17.57%	8.27%	—

After Taxes on Distributions and Sale of Shares	1.91%	14.42%	15.39%	7.13%	—

Dow Jones U.S. UtilitiesSM Index#	4.37%	10.91%	11.02%	7.42%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	ULTRAPRO COMMUNICATION SERVICES SELECT SECTOR ::	325

Important Information About the Fund

ProShares UltraPro Communication Services Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the S&P Communication Services Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater lever- age each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/ her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses*	1.88%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.63%

Fee Waiver/Reimbursement**	-1.68%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years

$97	$657

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from January 15, 2019 (the Fund’s inception date) to May 31, 2019, the Fund’s portfolio turnover rate was 6% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (“GICS”), which classifies securities primarily based on revenues; however,

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earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. As of May 31, 2019, the top five companies in the Index by weight (i.e., percentage) are Facebook Inc., Alphabet Inc., Walt Disney Co., Charter Communications and Comcast Corp. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXCTR”.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds “ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/ or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the communication services and media and entertainment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.
•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be different than shown. Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund

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may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above. As a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index incepted on April 30, 2018. For the period since the inception of the Index through May 31, 2019, the Index’s annualized historical volatility rate was 19.61%. If the Index had been in operation for the five-year period ended May 31, 2019, the Index’s hypothetical annualized volatility rate would have been 15.83%. The Index’s highest May to May hypothetical volatility rate during the five-year period would have been 20.07% (May 31, 2019). The Index’s annualized total return performance for the period since the inception of the Index through May 31, 2019 was 10.44%. The Index’s hypothetical annualized total return performance for the five-year period ended May 31, 2019 would have been 11.09%. Hypothetical volatility and performance is based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance, and cannot account for all the financial risk that may affect the actual performance of the Fund. Actual performance of the Fund may vary significantly from the hypothetical performance. Historical and hypothetical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the index may differ from the volatility of the index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•

Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in

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other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures, and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray)

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and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Dow30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.21%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.96%

Fee Waiver/Reimbursement*	-0.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$305	$530	$1,177

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 2% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is a price-weighted index and includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. While stock selection is not governed by quantitative rules, a stock typically is added only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. Companies should be incorporated and headquartered in the U.S. In addition, a plurality of revenues should be derived from the U.S. Maintaining adequate sector representation within the Index is also a consideration in the selection process for the Dow Jones

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Industrial AverageTM. Changes to the Index are made on an as needed basis. There is no annual or semi-annual reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s

Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%,

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the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.43%. The Index’s highest May to May volatility rate during the five-year period was 16.18% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.88%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments

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and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for

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such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2013): 38.45%

Worst Quarter (ended 9/30/2011): -35.69%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 44.72%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-23.51%	20.84%	31.04%	2/9/2010

After Taxes on Distributions	-23.63%	20.73%	30.94%	—

After Taxes on Distributions and Sale of Shares	-13.82%	17.07%	27.45%	—

Dow Jones Industrial Average®#	-3.48%	9.69%	12.72%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Financial Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the S&P Financial Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.48%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.23%

Fee Waiver/Reimbursement*	-0.28%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$363	$649	$1,464

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 21% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the financial industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (GICS) which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking,

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thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The Index is published under the Bloomberg ticker symbol “IXM.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials, banks and diversified financials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s

Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%,

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the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.75%. The Index’s highest May to May volatility rate during the five-year period was 20.19% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.67%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests.

The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

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•	Diversified Financials Industry Risk — The Fund is subject to the risks faced by companies in the diversified financials industry, including: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight. The diversified financials industry may also be affected by risks that affect the broader financials industry.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the

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Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the
Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. The Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 72.47%

Worst Quarter (ended 12/31/2018): -38.45%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 50.04%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-45.30%	13.28%	31.33%	7/10/2012

After Taxes on Distributions	-45.38%	13.19%	31.24%	—

After Taxes on Distributions and Sale of Shares	-26.73%	10.66%	26.95%	—

S&P Financial Select Sector Index#	-13.03%	8.16%	13.89%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

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returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	ULTRAPRO MIDCAP400 ::	345

Important Information About the Fund

ProShares UltraPro MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.57%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.32%

Fee Waiver/Reimbursement*	-0.37%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$382	$688	$1,558

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 41% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance;

(c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.15%. The Index’s highest May to May volatility rate during the five-year period was 17.10% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically

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from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to

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so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 43.76%

Worst Quarter (ended 9/30/2011): -55.15%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 53.61%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-38.92%	8.53%	24.57%	2/9/2010

After Taxes on Distributions	-38.96%	8.51%	24.55%	—

After Taxes on Distributions and Sale of Shares	-23.01%	6.74%	21.41%	—

S&P MidCap 400®#	-11.08%	6.03%	11.89%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Nasdaq Biotechnology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the Nasdaq Biotechnology Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.61%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.36%

Fee Waiver/Reimbursement*	-0.41%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$390	$705	$1,599

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 32% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the “Index Provider”). The Index is a modified capitalization weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index is published under the Bloomberg ticker symbol “NBI.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the health care and pharmaceuticals, biotechnology and life sciences industry groups.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 24.79%. The Index’s

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highest May to May volatility rate during the five-year period was 32.61% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as

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well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Health Care Industry Risk — The Fund is subject to risks faced by companies in the health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors.

Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to risks faced by companies in the pharmaceuticals, biotechnology and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of

PROSHARES.COM	ULTRAPRO NASDAQ BIOTECHNOLOGY ::	357

biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. The Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2016): 36.83%

Worst Quarter (ended 3/31/2016): -58.95%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 29.15%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-40.36%	-36.59%	6/22/2015

After Taxes on Distributions	-40.36%	-36.59%	—

After Taxes on Distributions and Sale of Shares	-23.89%	-23.39%	—

Nasdaq Biotechnology® Index#	-8.86%	-7.10%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro QQQ (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the Nasdaq-100 Index® (the “Index”) (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.23%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.98%

Fee Waiver/Reimbursement*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$309	$539	$1,199

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 15% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by the Nasdaq, Inc. (the “Index Provider”). The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes, adjusted market capitalization and other eligibility criteria. The Index is published under the Bloomberg ticker symbol “NDX.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’

view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk,

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liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or

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worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.90%. The Index’s highest May to May volatility rate during the five-year period was 21.16% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 15.12%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company”

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(“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 75.86%

Worst Quarter (ended 12/31/2018): -47.81%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 66.97%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-19.65%	29.14%	41.78%	2/9/2010

After Taxes on Distributions	-19.67%	29.13%	41.78%	—

After Taxes on Distributions and Sale of Shares	-11.62%	24.36%	37.73%	—

Nasdaq-100 Index#	0.04%	13.33%	16.87%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.81%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.56%

Fee Waiver/Reimbursement*	-0.61%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$433	$792	$1,805

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 24% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund will invest principally in financial instruments set forth below. The Fund expects that its cash balances maintained in

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connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance;

(c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/ lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.42%. The Index’s highest May to May volatility rate during the five-year period was 19.22% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 6.71%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically

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from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to

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so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2013): 39.73%

Worst Quarter (ended 9/30/2011): -59.42%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 48.56%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-39.52%	2.39%	19.82%	2/9/2010

After Taxes on Distributions	-39.56%	2.37%	19.81%	—

After Taxes on Distributions and Sale of Shares	-23.37%	1.84%	17.01%	—

Russell 2000® Index#	-11.01%	4.41%	11.14%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or

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delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro S&P500 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times (3x) the return of the S&P 500® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index rises. Longer holding periods, higher Index volatility and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.17%

Total Annual Fund Operating Expenses*	0.92%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$94	$293	$509	$1,131

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 15% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of

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an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in stocks in order to seek returns for a single day that are leveraged (3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times (3x) the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the

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Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times (3x) the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times (3x) the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times (3x) the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times (3x) the One Year Index	10%	25%	50%	75%	100%

-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%

-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%

-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%

-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%

-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%

-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%

20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%

30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%

40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%

50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%

60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were -20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -75.8% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.36%. The Index’s highest May to May volatility rate during the five-year period was 16.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will

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be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times (3x) the percentage change of the Index on such day.

In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect leveraged (3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility

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in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

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•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 41.08%

Worst Quarter (ended 9/30/2011): -41.75%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 57.00%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-24.92%	17.00%	33.72%	6/23/2009

After Taxes on Distributions	-25.02%	16.93%	33.67%	—

After Taxes on Distributions and Sale of Shares	-14.66%	13.79%	30.21%	—

S&P 500®#	-4.38%	8.49%	13.76%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	ULTRAPRO SHORT 20+ YEAR TREASURY ::	379

Important Information About the Fund

ProShares UltraPro Short 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%

Fee Waiver/Reimbursement*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$313	$548	$1,220

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly- issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from

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coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT20.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying

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those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the

Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 11.73%. The Index’s highest May to May volatility rate during the five-year period was 14.35% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was

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5.62%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable

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to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting

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the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. The Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 43.86%

Worst Quarter (ended 12/31/2014): -25.30%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -26.22%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	6.75%	-22.86%	-18.09%	3/27/2012

After Taxes on Distributions	6.56%	-22.89%	-18.11%	—

After Taxes on Distributions and Sale of Shares	4.00%	-14.91%	-11.57%	—

ICE U.S. Treasury 20+ Year Bond Index#	-1.98%	6.32%	3.80%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account.

After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2012, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short Communication Services Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the S&P Communication Services Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses*	2.48%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.23%

Fee Waiver/Reimbursement**	-2.28%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.
**

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years

$97	$781

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from January 15, 2019 (the Fund’s inception date) to May 31, 2019, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (“GICS”), which

PROSHARES.COM	ULTRAPRO SHORT COMMUNICATION SERVICES SELECT SECTOR ::	387

classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. As of May 31, 2019, the top five companies in the Index by weight (i.e., percentage) are Facebook Inc., Alphabet Inc., Walt Disney Co., Charter Communications and Comcast Corp. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXCTR”.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the communication services and media and entertainment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

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The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index incepted on April 30, 2018. For the period since the inception of the Index through May 31, 2019, the Index’s annualized historical volatility rate was 19.61%. If the Index had been in operation for the five-year period ended May 31, 2019, the Index’s hypothetical annualized volatility rate would have been 15.83%. The Index’s highest May to May hypothetical volatility rate during the five-year period would have been 20.07% (May 31, 2019). The Index’s annualized total return performance for the period since the inception of the Index through May 31, 2019 was 10.44%. The Index’s hypothetical annualized total return performance for the five-year period ended May 31, 2019 would have been 11.09%. Hypothetical volatility and performance is based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance, and cannot account for all the financial risk that may affect the actual performance of the Fund. Actual performance of the Fund may vary significantly from the hypothetical performance. Historical and hypothetical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the index may differ from the volatility of the index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•

Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact

390	:: ULTRAPRO SHORT COMMUNICATION SERVICES SELECT SECTOR	PROSHARES.COM

profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures, and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund

PROSHARES.COM	ULTRAPRO SHORT COMMUNICATION SERVICES SELECT SECTOR ::	391

shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer.

Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short Dow30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.23%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.98%

Fee Waiver/Reimbursement*	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$309	$539	$1,199

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is a price-weighted index and includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. While stock selection is not governed by quantitative rules, a stock typically is added only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. Companies should be incorporated and headquartered in the U.S. In addition, a plurality of revenues should be derived from the U.S. Maintaining adequate sector representation within the Index is

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also a consideration in the selection process for the Dow Jones Industrial AverageTM. Changes to the Index are made on an as needed basis. There is no annual or semi-annual reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences

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may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

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The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.43%. The Index’s highest May to May volatility rate during the five-year period was 16.18% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.88%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which

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may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.
•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in

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increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 34.75%

Worst Quarter (ended 12/31/2011): -36.35%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -34.91%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-0.70%	-30.24%	-37.55%	2/09/2010

After Taxes on Distributions	-1.23%	-30.32%	-37.59%	—

After Taxes on Distributions and Sale of Shares	-0.44%	-18.32%	-14.46%	—

Dow Jones Industrial Average®#	-3.48%	9.69%	12.72%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short Financial Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the S&P Financial Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	5.84%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	6.59%

Fee Waiver/Reimbursement*	-5.64%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$1,447	$2,754	$5,844

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the financial industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (GICS) which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking,

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thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The Index is published under the Bloomberg ticker symbol “IXM.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials, banks and diversified financials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences

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may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.
•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

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The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.75%. The Index’s highest May to May volatility rate during the five-year period was 20.19% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.67%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•

Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a

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counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Diversified Financials Industry Risk — The Fund is subject to the risks faced by companies in the diversified financials industry, including: changes in credit ratings, interest rates, loan losses, the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight. The diversified financials industry may also be affected by risks that affect the broader financials industry.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the

PROSHARES.COM	ULTRAPRO SHORT FINANCIAL SELECT SECTOR ::	405

Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 42.52%

Worst Quarter (ended 12/31/2016): -46.27%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -39.88%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	27.91%	-32.49%	-40.96%	7/10/2012

After Taxes on Distributions	27.71%	-32.51%	-40.98%	—

After Taxes on Distributions and Sale of Shares	16.51%	-19.18%	-18.63%	—

S&P Financial Select Sector Index#	-13.03%	8.16%	13.89%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	3.43%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.18%

Fee Waiver/Reimbursement*	-3.23%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$974	$1,865	$4,159

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund

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uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund.

This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a

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scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.15%. The Index’s highest May to May volatility rate during the five-year period was 17.10% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause

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the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the
Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 66.72%

Worst Quarter (ended 12/31/2011): -41.86%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -40.74%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	29.50%	-24.67%	-40.15%	2/9/2010

After Taxes on Distributions	29.46%	-24.68%	-40.16%	—

After Taxes on Distributions and Sale of Shares	17.47%	-15.82%	-14.60%	—

S&P MidCap 400®#	-11.08%	6.03%	11.89%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

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returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short Nasdaq Biotechnology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the Nasdaq Biotechnology Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.87%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.62%

Fee Waiver/Reimbursement*	-1.67%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$655	$1,240	$2,830

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the “Index Provider”). The Index is a modified capitalization weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index is published under the Bloomberg ticker symbol “NBI.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the health care and pharmaceuticals, biotechnology and life sciences industry groups.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between

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the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/ lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or

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worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 24.79%. The Index’s highest May to May volatility rate during the five-year period was 32.61% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Health Care Industry Risk — The Fund is subject to risks faced by companies in the health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

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•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals, biotechnology and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal

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income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. The Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2016): 77.35%

Worst Quarter (ended 9/30/2016): -34.59%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -38.87%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-4.03%	-15.71%	6/22/2015

After Taxes on Distributions	-4.04%	-15.72%	—

After Taxes on Distributions and Sale of Shares	-2.39%	-11.31%	—

Nasdaq Biotechnology® Index#	-8.86%	-7.10%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short QQQ (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the Nasdaq-100 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.25%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%

Fee Waiver/Reimbursement*	-0.05%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$313	$548	$1,220

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by the Nasdaq, Inc. (the “Index Provider”). The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes, adjusted market capitalization and other eligibility criteria. The Index is published under the Bloomberg ticker symbol “NDX.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to

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greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors  — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund

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may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.90%. The Index’s highest May to May volatility rate during the five-year period was 21.16% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 15.12%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these

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circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments

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with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 51.08%

Worst Quarter (ended 3/31/2012): -45.21%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -47.15%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-20.97%	-40.54%	-47.36%	2/9/2010

After Taxes on Distributions	-21.52%	-40.63%	-47.40%	—

After Taxes on Distributions and Sale of Shares	-12.46%	-21.70%	-14.81%	—

Nasdaq-100 Index®#	0.04%	13.33%	16.87%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.36%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.11%

Fee Waiver/Reimbursement*	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$337	$596	$1,337

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. The Index is published under the Bloomberg ticker symbol “RTY.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund

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uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund.

This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better

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or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.42%. The Index’s highest May to May volatility rate during the five-year period was 19.22% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 6.71%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause

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the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the
Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 80.52%

Worst Quarter (ended 12/31/2011): -49.92%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -40.46%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	23.15%	-25.30%	-43.51%	2/9/2010

After Taxes on Distributions	22.67%	-25.36%	-43.54%	—

After Taxes on Distributions and Sale of Shares	13.63%	-16.14%	-14.72%	—

Russell 2000 Index®#	-11.01%	4.41%	11.14%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

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do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraPro Short S&P500 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the return of the S&P 500® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-3x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-3x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.16%

Total Annual Fund Operating Expenses*	0.91%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$93	$290	$504	$1,120

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds

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(including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-3x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from three times the inverse (-3x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of three times the inverse (-3x) of the Index, a single day movement in the Index approaching 33% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from three times the inverse (-3x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than three times the inverse (-3x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Three times the Inverse (-3x) of the One Year Index	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%

-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%

-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%

-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%

-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%

-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%

0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%

10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%

20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%

30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%

40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%

50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%

60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -60% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -87.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.36%. The Index’s highest

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May to May volatility rate during the five-year period was 16.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from three times the inverse (-3x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-3x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate,

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political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at

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any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 45.28%

Worst Quarter (ended 12/31/2011): -36.01%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -39.96%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	3.73%	-27.78%	-40.25%	6/23/2009

After Taxes on Distributions	3.04%	-27.88%	-40.30%	—

After Taxes on Distributions and Sale of Shares	2.15%	-17.29%	-13.78%	—

S&P 500®#	-4.38%	8.49%	13.76%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort 7-10 Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the ICE U.S. Treasury 7–10 Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.22%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.97%

Fee Waiver/Reimbursement*	-0.02%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$307	$534	$1,188

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that

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have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT7.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains

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than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and

(f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 5.06%. The Index’s highest May to May volatility rate during the five-year period was

PROSHARES.COM	ULTRASHORT 7-10 YEAR TREASURY ::	445

5.99% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 2.98%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process,

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potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling

PROSHARES.COM	ULTRASHORT 7-10 YEAR TREASURY ::	447

short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare

Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 11.80%

Worst Quarter (ended 9/30/2011): -18.44%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -10.31%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	1.86%	-6.17%	-8.33%	-10.26%	4/29/2008

After Taxes on Distributions	1.60%	-6.22%	-8.35%	-10.29%	—

After Taxes on Distributions and Sale of Shares	1.11%	-4.57%	-5.68%	-6.68%	—

ICE U.S. Treasury 7-10 Year Bond Index#	0.90%	2.97%	3.02%	4.11%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and April 2008, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort 20+ Year Treasury (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.15%

Total Annual Fund Operating Expenses*	0.90%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$92	$287	$498	$1,108

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by ICE Data Indices, LLC (“IDI”). The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month. The Index is published under the Bloomberg ticker symbol “IDCOT20.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative

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(e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 11.73%. The Index’s highest May to May volatility rate during the five-year period was 14.35% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.62%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded

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securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments

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and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

As a fund seeking daily investment results, before fees and expenses, correspond to two times the inverse (-2x) of the Index, the Fund’s performance will generally be more favorable when interest rates rise and less favorable when interest rates decline.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial

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instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 27.88%

Worst Quarter (ended 9/30/2011): -43.24%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -17.65%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	5.84%	-14.76%	-13.35%	-17.53%	4/29/2008

After Taxes on Distributions	5.44%	-14.82%	-13.39%	-17.57%	—

After Taxes on Distributions and Sale of Shares	3.47%	-10.31%	-8.32%	-9.73%	—

ICE U.S. Treasury 20+ Year Bond Index#	-1.98%	6.32%	3.36%	5.96%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and April 2008, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Basic Materials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.40%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.15%

Fee Waiver/Reimbursement*	-1.20%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$557	$1,044	$2,388

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. The Index is published under the Bloomberg ticker symbol “DJUSBM.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the materials industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.40%. The Index’s

PROSHARES.COM	ULTRASHORT BASIC MATERIALS ::	459

highest May to May volatility rate during the five-year period was 22.05% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate,

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political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Materials Industry Risk — The Fund is subject to risks faced by companies in the materials sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; the possibility that production of industrial materials will exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. The Fund is also subject to risks faced by companies in the chemicals industry group.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

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•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 67.02%

Worst Quarter (ended 6/30/2009): -44.08%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -25.58%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	30.60%	-12.71%	-31.63%	-27.73%	1/30/2007

After Taxes on Distributions	30.57%	-12.72%	-31.63%	-28.68%	—

After Taxes on Distributions and Sale of Shares	18.11%	-9.00%	-12.77%	-9.20%	—

Dow Jones U.S. Basic MaterialsSM Index#	-16.17%	2.69%	10.93%	4.94%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the

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historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	ULTRASHORT COMMUNICATION SERVICES SELECT SECTOR ::	463

Important Information About the Fund

ProShares UltraShort Communication Services Select Sector (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the S&P Communication Services Select Sector Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds.

The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses*	2.33%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.08%

Fee Waiver/Reimbursement**	-2.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	”Other Expenses” are based on estimated amounts for the current fiscal year.
**

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years

$97	$750

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from January 15, 2019 (the Fund’s inception date) to May 31, 2019, the Fund’s portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (“GICS”), which

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classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. As of May 31, 2019, the top five companies in the Index by weight (i.e., percentage) are Facebook Inc., Alphabet Inc., Walt Disney Co., Charter Communications and Comcast Corp.

The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProShare Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXCTR”.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the communication services and media and entertainment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

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Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index incepted on April 30, 2018. For the period since the inception of the Index through May 31, 2019, the Index’s annualized historical volatility rate was 19.61%. If the Index had been in operation for the five-year period ended May 31, 2019, the Index’s hypothetical annualized volatility rate would have been 15.83%. The Index’s highest May to May hypothetical volatility rate during the five-year period would have been 20.07% (May 31, 2019). The Index’s annualized total return performance for the period since the inception of the Index through May 31, 2019 was 10.44%. The Index’s hypothetical annualized total return performance for the five-year period ended May 31, 2019 would have been 11.09%. Hypothetical volatility and performance is based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance, and cannot account for all the financial risk that may affect the actual performance of the Fund. Actual performance of the Fund may vary significantly from the hypothetical performance. Historical and hypothetical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the index may differ from the volatility of the index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease

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correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which

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the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or

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were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Consumer Goods (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	3.00%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.75%

Fee Waiver/Reimbursement*	-2.80%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$887	$1,697	$3,812

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. The Index is published under the Bloomberg ticker symbol “DJUSNC.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the consumer staples; consumer discretionary; and food, beverage and tobacco industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative

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(e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 11.97%. The Index’s highest May to May volatility rate during the five-year period was 14.79% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.82%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•	Consumer Staples Industry Risk — The Fund is subject to risks faced by companies in the consumer staples industry, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; changing consumer preferences, marketing campaigns and other factors affecting supply and demand of consumer staples; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

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•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Food, Beverage and Tobacco Industry Risk — The Fund is subject to the risks faced by companies in the food, beverage and tobacco industry, including: changes in demand for products, demographic and product trends and general economic conditions; effects of competitive pricing, environmental factors, marketing campaigns and consumer boycotts; and adverse effects from governmental regulation and oversight. The tobacco industry may also be affected by additional risks, including: smoking and health litigation; governmental and private bans and restrictions on smoking; and actual and proposed price controls on tobacco products. The food, beverage and tobacco industry may also be affected by risks that affect the broader consumer staples industry.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a

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relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 21.80%

Worst Quarter (ended 6/30/2009): -26.33%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -24.61%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	31.06%	-12.30%	-24.39%	-18.83%	1/30/2007

After Taxes on Distributions	30.76%	-12.34%	-24.41%	-19.41%	—

After Taxes on Distributions and Sale of Shares	18.37%	-8.75%	-11.81%	-8.53%	—

Dow Jones U.S. Consumer GoodsSM Index#	-13.40%	4.87%	11.64%	7.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Consumer Services (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	6.39%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	7.14%

Fee Waiver/Reimbursement*	-6.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$1,551	$2,944	$6,173

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. The Index is published under the Bloomberg ticker symbol “DJUSCY.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the consumer discretionary; communication services; media and entertainment; and retailing industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative

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(e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.12%. The Index’s highest May to May volatility rate during the five-year period was 17.61% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 12.38%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Communication Services Industry Risk — The Fund is subject to risks faced by companies in the communication services industry to the same extent as the Index is so concentrated, including: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission, and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and

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international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Media and Entertainment Industry Risk — Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital

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content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a

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broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 29.94%

Worst Quarter (ended 9/30/2009): -30.27%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -32.26%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-10.35%	-21.35%	-33.83%	-25.79%	1/30/2007

After Taxes on Distributions	-10.70%	-21.41%	-33.85%	-26.58%	—

After Taxes on Distributions and Sale of Shares	-6.15%	-14.13%	-12.94%	-8.46%	—

Dow Jones U.S. Consumer ServicesSM Index#	2.07%	9.71%	17.39%	9.99%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Dow30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.26%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.01%

Fee Waiver/Reimbursement*	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$316	$552	$1,231

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is a price-weighted index and includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. While stock selection is not governed by quantitative rules, a stock typically is added only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. Companies should be incorporated and headquartered in the U.S. In addition, a plurality of revenues should be derived from the U.S. Maintaining adequate sector representation within the Index is

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also a consideration in the selection process for the Dow Jones Industrial AverageTM. Changes to the Index are made on an as needed basis. There is no annual or semi-annual reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. The Index is published under the Bloomberg ticker symbol “INDU.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences

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may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

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The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.43%. The Index’s highest May to May volatility rate during the five-year period was 16.18% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.88%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt

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the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may expose the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.
•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

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•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 23.84%

Worst Quarter (ended 9/30/2009): -27.04%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -24.19%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	2.81%	-20.02%	-27.17%	-21.90%	7/11/2006

After Taxes on Distributions	2.30%	-20.11%	-27.21%	-22.67%	—

After Taxes on Distributions and Sale of Shares	1.64%	-13.42%	-12.28%	-8.67%	—

Dow Jones Industrial Average®#	-3.48%	9.69%	13.15%	8.87%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

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Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Financials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.45%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.20%

Fee Waiver/Reimbursement*	-0.25%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$356	$636	$1,432

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and

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publicly traded stock exchanges. The Index is published under the Bloomberg ticker symbol “DJUSFN.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials, banks and diversified financials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk,

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liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better

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or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.82%. The Index’s highest May to May volatility rate during the five-year period was 19.15% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 10.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks industry, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Diversified Financials Industry Risk — The Fund is subject to the risks faced by companies in the diversified financials industry, including: changes in credit ratings, interest rates, loan losses,

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the performance of credit and financial markets and the availability and cost of capital funds; and adverse effects from governmental regulation and oversight. The diversified financials industry may also be affected by risks that affect the broader financials industry.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund, and the Fund could lose value, while other indices or measures of market performance increase in value.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as

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amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 37.34%

Worst Quarter (ended 6/30/2009): -57.17%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -29.47%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	15.66%	-19.04%	-34.47%	-27.34%	1/30/2007

After Taxes on Distributions	15.63%	-19.05%	-34.47%	-27.40%	—

After Taxes on Distributions and Sale of Shares	9.27%	-12.84%	-12.98%	-10.68%	—

Dow Jones U.S. FinancialsSM Index#	-8.98%	8.01%	11.15%	1.32%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort FTSE China 50 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the FTSE China 50 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.45%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.20%

Fee Waiver/Reimbursement*	-0.25%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised, by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$356	$636	$1,432

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong. The Index is published under the Bloomberg ticker symbol “XINOI.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an

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underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials and banks industry groups and in China.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The

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performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 21.06%. The Index’s highest May to May volatility rate during the five-year period was 27.67% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will

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be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Banks Industry Risk — The Fund is subject to risks faced by companies in the banks economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which

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may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in

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developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio

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transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 68.78%

Worst Quarter (ended 6/30/2009): -54.04%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -21.13%

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	12.45%	-20.69%	-30.27%	-31.85%	11/6/2007

After Taxes on Distributions	12.38%	-20.70%	-30.27%	-31.88%	—

After Taxes on Distributions and Sale of Shares	7.37%	-13.76%	-12.65%	-11.66%	—

FTSE China 50 Index®#	-11.81%	4.17%	6.55%	-1.38%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort FTSE Europe (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the FTSE Developed Europe All Cap Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.56%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.31%

Fee Waiver/Reimbursement*	-0.36%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$380	$684	$1,548

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the UK. As of June 20, 2019, the Index consisted of the following 15 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is published under the Bloomberg ticker symbol “ACDER.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the United Kingdom and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may

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prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.05%. The Index’s highest May to May volatility rate during the five-year period was 18.97% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 0.43%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments

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and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•

Exposure to United Kingdom Investments Risk — The Fund has a significant concentration in the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. The June 2016 vote in the United Kingdom calling for the exit of the United Kingdom from

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membership in the European Union (referred to as “Brexit”), may adversely impact the economy of the United Kingdom. The withdrawal of the United Kingdom from the European Union will take effect either on the effective date of the withdrawal agreement or, in the absence of an agreement, on October 31, 2019 (or such later date as negotiated with the EU). If no withdrawal agreement is reached, the United Kingdom will leave the European Union with no trade, customs or regulatory measures negotiated. The implications of a “no deal” scenario include a shrinking United Kingdom economy and far-reaching disruptions to world securities markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which European Union laws to replace or replicate. Because the Fund has concentration in the United Kingdom, the Fund may be particularly sensitive to the risks associated with a “no deal” scenario. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial

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instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 42.11%

Worst Quarter (ended 9/30/2010): -36.82%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -25.40%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	31.88%	-7.48%	-25.03%	6/16/2009

After Taxes on Distributions	31.78%	-7.49%	-25.03%	—

After Taxes on Distributions and Sale of Shares	18.88%	-5.48%	-12.27%	—

FTSE Developed Europe All Cap Index#+	-15.14%	-0.10%	3.98%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+

Index performance from the Fund’s inception date through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance from April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance from September 1, 2016 through December 31, 2017 reflects the performance of the FTSE Developed Europe All Cap Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the

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historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Health Care (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	4.19%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.94%

Fee Waiver/Reimbursement*	-3.99%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$1,126	$2,155	$4,735

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. The Index is published under the Bloomberg ticker symbol “DJUSHC.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index without, consistent with its investment objective, regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the health care; pharmaceuticals, biotechnology and life sciences; and health care equipment and services industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.48%. The Index’s highest May to May volatility rate during the five-year period was

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19.88% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.97%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or

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long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Health Care Equipment and Services Industry Risk — The Fund is subject to the risks faced by companies in the health care equipment and services industry. Such companies may be subject to an increased emphasis on the delivery of health care through outpatient services. Limited product lines for health care equipment may cause companies to increase expenditures for the research and development of new products. Technological advances, new market developments and regulatory changes in the health care industry can increase research and development, marketing and sales costs.

•	Health Care Industry Risk — The Fund is subject to risks faced by companies in the health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals, biotechnology and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or

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impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 6/30/2010): 24.82%

Worst Quarter (ended 3/31/2013): -26.41%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -15.76%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-15.81%	-24.34%	-30.20%	-24.41%	1/30/2007

After Taxes on Distributions	-15.89%	-24.35%	-30.21%	-25.28%	—

After Taxes on Distributions and Sale of Shares	-9.36%	-15.65%	-12.64%	-8.72%	—

Dow Jones U.S. Health CareSM Index#	6.25%	11.28%	15.17%	10.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Industrials (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	2.63%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.38%

Fee Waiver/Reimbursement*	-2.43%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$812	$1,550	$3,503

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. The Index is published under the Bloomberg ticker symbol “DJUSIN.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the industrials and capital goods industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may

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prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.85%. The Index’s highest May to May volatility rate during the five-year period was 17.62% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.50%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Capital Goods Industry Risk — The Fund is subject to risks faced by companies in the capital goods industry, including: fluctuations in the business cycle, heavy dependence on corporate spending and by other factors affecting manufacturing demands. The capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This capital goods industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process,

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potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Industrials Industry Risk — The Fund is subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification

526	:: ULTRASHORT INDUSTRIALS	PROSHARES.COM

requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 43.65%

Worst Quarter (ended 6/30/2009): -37.17%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -36.00%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	19.37%	-17.46%	-31.43%	-24.81%	1/30/2007

After Taxes on Distributions	19.15%	-17.49%	-31.45%	-25.96%	—

After Taxes on Distributions and Sale of Shares	11.45%	-11.94%	-12.76%	-7.93%	—

Dow Jones U.S. IndustrialsSM Index#	-11.26%	6.86%	13.79%	7.90%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort MidCap400 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	2.15%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.90%

Fee Waiver/Reimbursement*	-1.95%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$713	$1,356	$3,083

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “MID.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between

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the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.15%. The Index’s highest May to May volatility rate during the five-year period was 17.10% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments

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correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an

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increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 42.65%

Worst Quarter (ended 6/30/2009): -35.32%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -28.33%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	22.40%	-15.53%	-30.88%	-24.51%	7/11/2006

After Taxes on Distributions	22.08%	-15.57%	-30.90%	-25.26%	—

After Taxes on Distributions and Sale of Shares	13.23%	-10.78%	-12.71%	-8.68%	—

S&P MidCap 400®#	-11.08%	6.03%	13.67%	8.16%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

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those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort MSCI Brazil Capped (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the MSCI Brazil 25/50 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.39%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.14%

Fee Waiver/Reimbursement*	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating
Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$343	$609	$1,369

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. The Index covers approximately 85% of the free float-adjusted market capitalization in Brazil. The Index is published under the Bloomberg ticker symbol “MXBR2550.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in Brazil.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 31.93%. The Index’s highest May to May volatility rate during the five-year period was

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39.25% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.51%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Brazilian Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Brazil. The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets, and is heavily dependent on trading with key partners. Any changes in the volume of this trading, in taxes or tariffs, or in political relationships between nations may adversely affect the Brazilian economy and, as a result, the Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. The Brazilian government currently imposes significant taxes on the transfer of currency. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by

U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•

Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result,

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such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less

PROSHARES.COM	ULTRASHORT MSCI BRAZIL CAPPED ::	541

desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2015): 95.85%

Worst Quarter (ended 3/31/2016): -50.14%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -32.97%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-21.65%	-29.07%	-25.55%	6/16/2009

After Taxes on Distributions	-21.74%	-29.08%	-25.56%	—

After Taxes on Distributions and Sale of Shares	-12.82%	-17.82%	-12.37%	—

MSCI Brazil 25/50 Index#+	-0.49%	0.68%	0.29%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+	Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort MSCI EAFE (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the MSCI EAFE Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	2.12%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.87%

Fee Waiver/Reimbursement*	-1.92%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$707	$1,343	$3,056

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of June 20, 2019, the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is published under the Bloomberg ticker symbol “MXEA.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in Japan, Developed Europe and Developed Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may

PROSHARES.COM	ULTRASHORT MSCI EAFE ::	545

prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors  — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 12.29%. The Index’s highest May to May volatility rate during the five-year period was 16.24% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.27%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments

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and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Exposure to European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are

548	:: ULTRASHORT MSCI EAFE	PROSHARES.COM

effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Exposure to Japanese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act,

PROSHARES.COM	ULTRASHORT MSCI EAFE ::	549

the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 39.06%

Worst Quarter (ended 6/30/2009): -40.69%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -22.94%.

550	:: ULTRASHORT MSCI EAFE	PROSHARES.COM

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	31.70%	-6.36%	-21.85%	-16.41%	10/23/2007

After Taxes on Distributions	31.60%	-6.37%	-21.85%	-16.96%	—

After Taxes on Distributions and Sale of Shares	18.76%	-4.69%	-11.26%	-8.09%	—

MSCI EAFE Index®#	-13.79%	0.53%	6.31%	0.22%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	ULTRASHORT MSCI EMERGING MARKETS ::	551

Important Information About the Fund

ProShares UltraShort MSCI Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the MSCI Emerging Markets Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.51%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.26%

Fee Waiver/Reimbursement*	-0.31%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$369	$662	$1,495

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted market capitalization in emerging market countries. As of June 20, 2019, the Index consisted of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index is published under the Bloomberg ticker symbol “MXEF.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/ or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in China and Developing Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may

PROSHARES.COM	ULTRASHORT MSCI EMERGING MARKETS ::	553

prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

554	:: ULTRASHORT MSCI EMERGING MARKETS	PROSHARES.COM

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.06%. The Index’s highest May to May volatility rate during the five-year period was 18.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 1.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments

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and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Exposure to Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•

Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social,

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economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates;

effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s

PROSHARES.COM	ULTRASHORT MSCI EMERGING MARKETS ::	557

holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 59.91%

Worst Quarter (ended 6/30/2009): -48.82%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -20.09%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	24.05%	-12.42%	-27.61%	-26.71%	10/30/2007

After Taxes on Distributions	23.85%	-12.45%	-27.62%	-26.83%	—

After Taxes on Distributions and Sale of Shares	14.23%	-8.82%	-12.33%	-11.02%	—

MSCI Emerging Markets Index®#	-14.57%	1.65%	8.02%	-0.50%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort MSCI Japan (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the MSCI Japan Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.26%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.01%

Fee Waiver/Reimbursement*	-1.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$528	$985	$2,252

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan. The Index is published under the Bloomberg ticker symbol “MXJP.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

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•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in Japan.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund

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may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.14%. The Index’s highest May to May volatility rate during the five-year period was 24.39% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 4.77%. Historical Index volatility and performance are not

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indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Also, the Fund will measure its correlation to the performance of one or more ETFs. It is important to note that correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate,

PROSHARES.COM	ULTRASHORT MSCI JAPAN ::	563

political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Exposure to Japanese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Japan. Such risks include, but are not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•

Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company

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stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 36.38%

Worst Quarter (ended 6/30/2009): -34.23%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -15.68%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	29.59%	-11.53%	-18.54%	-15.98%	11/6/2007

After Taxes on Distributions	29.59%	-11.53%	-18.54%	-16.38%	—

After Taxes on Distributions and Sale of Shares	17.52%	-8.23%	-10.33%	-8.50%	—

MSCI Japan Index®#	-12.88%	3.06%	5.33%	1.23%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Nasdaq Biotechnology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Nasdaq Biotechnology Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.46%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.21%

Fee Waiver/Reimbursement*	-0.26%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$358	$640	$1,443

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the “Index Provider”). The Index is a modified capitalization weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. The Index is published under the Bloomberg ticker symbol “NBI.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the health care and pharmaceuticals, biotechnology and life sciences industry groups.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between

PROSHARES.COM	ULTRASHORT NASDAQ BIOTECHNOLOGY ::	569

the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 24.79%. The Index’s highest May to May volatility rate during the five-year period was 32.61% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 5.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments

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correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Health Care Industry Risk — The Fund is subject to risks faced by companies in the health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or

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dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to risks faced by companies in the pharmaceuticals, biotechnology, and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

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•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2016): 51.51%

Worst Quarter (ended 9/30/2013): -33.52%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -25.46%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	4.97%	-25.90%	-36.38%	4/7/2010

After Taxes on Distributions	4.80%	-25.93%	-36.39%	—

After Taxes on Distributions and Sale of Shares	2.94%	-16.41%	-14.57%	—

Nasdaq Biotechnology Index®#	-8.86%	5.54%	14.62%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Oil & Gas (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.56%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.31%

Fee Waiver/Reimbursement*	-0.36%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$380	$684	$1,548

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers. The Index is published under the Bloomberg ticker symbol “DJUSEN.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the energy industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 21.92%. The Index’s highest May to May volatility rate during the five-year period

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was 28.66% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was -7.39%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector (including, for example, companies in the oil, gas and consumable fuels industry), including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage

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claims. As of July 31, 2019, the Fund had significant exposure to Exxon Mobil Corp. Information about Exxon Mobil Corp. may be found on the SEC’s website (www.sec.gov).

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments , which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the

PROSHARES.COM	ULTRASHORT OIL & GAS ::	579

instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 68.78%

Worst Quarter (ended 12/31/2011): -35.13%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -22.85%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	35.65%	0.42%	-20.48%	-22.62%	1/30/2007

After Taxes on Distributions	35.48%	0.39%	-20.49%	-23.22%	—

After Taxes on Distributions and Sale of Shares	21.10%	0.31%	-10.91%	-9.82%	—

Dow Jones U.S. Oil & GasSM Index#	-18.91%	-6.54%	3.24%	1.62%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort QQQ (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Nasdaq-100 Index® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.28%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.03%

Fee Waiver/Reimbursement*	-0.08%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$320	$561	$1,252

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by the Nasdaq, Inc. (the “Index Provider”). The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes, adjusted market capitalization and other eligibility criteria. The Index is published under the Bloomberg ticker symbol “NDX.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

The Fund will not directly short the securities of issuers contained in the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

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•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund

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may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.90%. The Index’s highest May to May volatility rate during the five-year period was 21.16% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 15.12%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific

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securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and

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at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 35.35%

Worst Quarter (ended 6/30/2009): -33.52%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -33.45%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-9.91%	-27.41%	-36.55%	-30.52%	7/11/2006

After Taxes on Distributions	-10.49%	-27.51%	-36.60%	-30.95%	—

After Taxes on Distributions and Sale of Shares	-5.91%	-17.12%	-13.08%	-9.86%	—

Nasdaq-100 Index®#	0.04%	13.33%	19.28%	13.14%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Real Estate (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.57%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.32%

Fee Waiver/Reimbursement*	-0.37%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$382	$688	$1,558

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts (“REITs”). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Index is published under the Bloomberg ticker symbol “DJUSRE.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the real estate industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.99%. The Index’s highest May to May volatility rate during the five-year period was 17.16% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 8.41%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the

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Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in

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increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Real Estate Risk — Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as earthquakes, hurricanes and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry. The Fund is also subject to risks faced by companies in the equity real estate investment trusts industry group to the same extent the Index is concentrated in the industry.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2011): 22.00%

Worst Quarter (ended 6/30/2009): -62.33%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -28.83%.

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Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	5.88%	-18.52%	-36.74%	-33.21%	1/30/2007

After Taxes on Distributions	5.68%	-18.56%	-36.76%	-33.41%	—

After Taxes on Distributions and Sale of Shares	3.48%	-12.56%	-13.09%	-10.71%	—

Dow Jones U.S. Real EstateSM Index#	-4.03%	8.06%	12.12%	3.05%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Russell2000 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.33%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.08%

Fee Waiver/Reimbursement*	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$331	$583	$1,305

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. The Index is published under the Bloomberg ticker symbol “RTY.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying

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those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better

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or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 16.42%. The Index’s highest May to May volatility rate during the five-year period was 19.22% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 6.71%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.
•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause

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the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 50.95%

Worst Quarter (ended 6/30/2009): -38.98%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -28.02%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	18.92%	-15.44%	-32.10%	-26.39%	1/23/2007

After Taxes on Distributions	18.47%	-15.51%	-32.13%	-27.06%	—

After Taxes on Distributions and Sale of Shares	11.14%	-10.74%	-12.81%	-9.18%	—

Russell 2000® Index#	-11.01%	4.41%	11.97%	6.08%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

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investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort S&P500 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the S&P 500® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.14%

Total Annual Fund Operating Expenses*	0.89%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$91	$284	$493	$1,096

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is published under the Bloomberg ticker symbol “SPX.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of

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an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial

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investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 13.36%. The Index’s highest May to May volatility rate during the five-year period was

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16.65% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 9.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as

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well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments , which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the

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short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 30.29%

Worst Quarter (ended 6/30/2009): -29.51%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -28.05%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	5.86%	-18.15%	-27.78%	-21.37%	7/11/2006

After Taxes on Distributions	5.24%	-18.25%	-27.82%	-21.94%	—

After Taxes on Distributions and Sale of Shares	3.42%	-12.36%	-12.36%	-8.83%	—

S&P 500®#	-4.38%	8.49%	13.11%	7.84%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	ULTRASHORT SEMICONDUCTORS ::	609

Important Information About the Fund

ProShares UltraShort Semiconductors (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. SemiconductorsSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.72%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.47%

Fee Waiver/Reimbursement*	-1.52%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$624	$1,178	$2,691

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. The Index is published under the Bloomberg ticker symbol “DJUSSC.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/ or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology and semiconductors and semiconductor equipment industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative

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(e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 22.92%. The Index’s highest May to May volatility rate during the five-year period was 27.90% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 16.55%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the

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Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.
•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Semiconductor and Semiconductor Equipment Industry Risk — The Fund is subject to risks faced by companies in the semiconductor and semiconductor equipment industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies, their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology industry, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology industry as a whole.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from

“qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 30.89%

Worst Quarter (ended 9/30/2009): -35.50%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -38.24%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-2.19%	-36.80%	-40.86%	-32.58%	1/30/2007

After Taxes on Distributions	-2.48%	-36.84%	-40.87%	-33.38%	—

After Taxes on Distributions and Sale of Shares	-1.32%	-20.65%	-13.23%	-8.50%	—

Dow Jones U.S. SemiconductorsSM Index#	-8.70%	17.31%	18.57%	9.79%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort SmallCap600 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the S&P SmallCap 600® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	2.64%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.39%

Fee Waiver/Reimbursement*	-2.44%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$814	$1,554	$3,511

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float. The Index is published under the Bloomberg ticker symbol “SML.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained

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in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective.

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Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors —Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 15.99%. The Index’s

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highest May to May volatility rate during the five-year period was 18.08% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 7.85%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the

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value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at

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any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 51.03%

Worst Quarter (ended 6/30/2009): -39.42%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -23.91%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	12.72%	-17.99%	-33.07%	-27.08%	1/23/2007

After Taxes on Distributions	12.42%	-18.03%	-33.08%	-27.82%	—

After Taxes on Distributions and Sale of Shares	7.49%	-12.25%	-12.88%	-9.02%	—

S&P SmallCap 600®#	-8.48%	6.33%	13.60%	7.83%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Technology (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. TechnologySM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.93%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.68%

Fee Waiver/Reimbursement*	-1.73%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$668	$1,265	$2,885

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. The Index is published under the Bloomberg ticker symbol “DJUSTC.”

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/ or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The

Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology and software and services industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may

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prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 17.87%. The Index’s highest May to May volatility rate during the five-year period was 22.68% (May 31, 2019). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was 16.01%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the

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Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The information technology industry may also be affected by risks that affect the telecommunications industry, including a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.
•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

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•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Software and Services Industry Risk — The Fund is subject to the risks faced by companies in the software and services industry, including: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 36.43%

Worst Quarter (ended 6/30/2009): -34.61%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -37.79%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-11.31%	-29.75%	-35.86%	-28.51%	1/30/2007

After Taxes on Distributions	-11.53%	-29.78%	-35.87%	-29.17%	—

After Taxes on Distributions and Sale of Shares	-6.72%	-18.11%	-13.05%	-9.15%	—

Dow Jones U.S. TechnologySM Index#	-0.63%	14.25%	17.77%	10.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

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Important Information About the Fund

ProShares UltraShort Utilities (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked exchange-traded funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.66%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.41%

Fee Waiver/Reimbursement*	-1.46%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to
reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$612	$1,153	$2,635

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities. The Index is published under the Bloomberg ticker symbol “DJUSUT.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

PROSHARES.COM	ULTRASHORT UTILITIES ::	631

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/ or financial instruments that, in combination, provide inverse leveraged exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from two times the inverse (-2x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the utilities industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund

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may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Fund obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of such leverage increases the risk of a total loss of an investor’s investment. For example, because the Fund includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times. In addition, the use of leverage may increase the volatility of the Fund and magnify any differences between the performance of the Fund and its underlying Index or benchmark.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from two times the inverse (-2x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse leveraged exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the

Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than two times the inverse (-2x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -67.2% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 14.32%. The Index’s highest May to May volatility rate during the five-year period was 15.97% (May 31, 2016). The Index’s annualized total return performance for the five-year period ended May 31, 2019 was

PROSHARES.COM	ULTRASHORT UTILITIES ::	633

10.42%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse leveraged (-2x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to two times

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the inverse (-2x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: rate setting by governmental bodies; an inverse relationship between the value of regulated utility instruments and the movement of interest rates; and operational and management risks as utilities diversify. The Fund is also subject to risks faced by companies in the electric utilities and multi-utilities industry groups.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2009): 17.91%

Worst Quarter (ended 3/31/2016): -26.49%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -23.32%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Ten Years	Since Inception	Inception Date

Before Taxes	-10.09%	-22.86%	-24.28%	-20.65%	1/30/2007

After Taxes on Distributions	-10.10%	-22.87%	-25.16%	-22.42%	—

After Taxes on Distributions and Sale of Shares	-5.97%	-14.91%	-10.59%	-7.69%	—

Dow Jones U.S. UtilitiesSM Index#	4.37%	10.91%	11.02%	7.42%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be significantly higher than those of most ETFs.

PROSHARES.COM	637

Investment Objectives, Principal Investment Strategies and Related Risks

638	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

This section contains additional details about the Funds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) offered in this Prospectus is a “geared” fund.

Each Fund is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the daily performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of an index for a single day, not for any other period. The “Short Funds” (i.e., the Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names ) are designed to correspond to the inverse or an inverse multiple of the daily performance of an index. The “Ultra Funds” (i.e., the Funds that have the prefix “Ultra” or “UltraPro” in their names) are designed to correspond to a multiple of the daily performance of an index.

The Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund investors. Each Fund reserves the right to substitute a different index or security for its current index.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of its index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

The Funds employ various investment techniques designed to achieve their respective investment objectives. These techniques are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index or inverse of the index, or multiple thereof, as applicable. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. In addition, under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index.

ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

On a daily basis, each Fund will seek to position its portfolio so that such Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of a Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if a Short Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units Issued). As a result, the Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Short Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s short exposure will need to be increased. Similarly, if an Ultra Fund’s index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the index has fallen on a given day, net assets of the Ultra Fund should fall. As a result, the Fund’s exposure will need to be decreased.

The time and manner in which a Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its underlying index that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Each Fund subject to a policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”) commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Each such Fund will provide Investors with at least 60 days’ written notice before its 80% policy.

Understanding the Risks and Long-Term Performance of Daily Objective Funds — the Impact of Compounding

The Funds are designed to provide leveraged (i.e., 2x or 3x), inverse (i.e., -1x) or inverse leveraged (i.e., -2x or -3x) results on a daily basis. The Funds, however, are unlikely to provide a simple multiple (i.e., -1x, 2x, -2x, 3x or -3x) of an index’s performance over periods longer than a single day.

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•	Why? The hypothetical example below illustrates how daily Geared Fund returns can behave for periods longer than a single day.

¡	Take a hypothetical fund XYZ that seeks to triple the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (3x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than three times that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 14.2% (versus 3 x 5.1% or 15.3%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the index’s return.

	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value

Start	100.0			$100.00

Day 1	103.0	3.0%	9.0%	$109.00

Day 2	99.9	-3.0%	-9.0%	$99.19

Day 3	103.9	4.0%	12.0%	$111.09

Day 4	101.3	-2.5%	-7.5%	$102.76

Day 5	105.1	3.7%	11.1%	$114.17

Total Return	5.1%			14.2%

•	Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on a Geared Fund. The return of a Geared Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the Geared Fund’s stated multiple times the return of the Geared Fund’s Index for the same period. In general, during periods of higher index volatility, compounding will cause longer term results to be less than the multiple (or inverse multiple) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors — index volatility and index performance — on Fund performance. Similar effects exist for the Short ProShares Funds, and the significance of this effect is even greater for such inverse funds. Please see the SAI for additional details.

¡	The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods longer than a single day, a Geared Fund is likely to underperform or overperform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund’s investment objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on fund performance. Investors should actively manage and monitor their investments, as frequently as daily. A one-year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a Geared Fund could potentially lose the full principal value of his/her investment within a single day.

For UltraPro (3x) and UltraPro Short (-3x) ProShares Funds

To isolate the impact of leverage or inverse leveraged exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required leverage or inverse leveraged exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 15%, which is the approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100 Index® and Dow Jones Industrial AverageSM. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 15%.

One-Year Simulation; Index Return 0%

(Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the UltraPro ProShares (+3x) Fund and the UltraPro Short ProShares (-3x) Fund are both down.

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One-Year Simulation; Index Return 12%

Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, but the UltraPro ProShares (+3x) Fund is up less than three times the index and the UltraPro Short ProShares (-3x) Fund is down more than three times the inverse of the index.

One-Year Simulation; Index Return -12%

(Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day to day volatility, is down over the year, the UltraPro ProShares (+3x) Fund is down less than three times the index, and the UltraPro Short ProShares (-3x) Fund is up less than three times the inverse of the index.

For Ultra (2x) and UltraShort (-2x) ProShares Funds

To isolate the impact of leverage or inverse leveraged exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required leverage or inverse leveraged exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that shown. Each of the graphs also assumes a volatility rate of 15%, which is an approximate average of the five-year historical volatility rate of the S&P 500®,

S&P MidCap 400®, Russell 2000® Index, Nasdaq-100 Index® and Dow Jones Industrial Average®. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 15%.

One-Year Simulation; Index Return 0%

(Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra ProShares (+2x) Fund and the UltraShort ProShares (-2x) Fund are both down.

One-Year Simulation; Index Return 12%

(Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, but the Ultra ProShares (+2x) Fund is up less than two times the index and the UltraShort ProShares (-2x) Fund is down more than two times the inverse of the index.

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One-Year Simulation; Index Return -12%

(Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, the Ultra ProShares (+2x) Fund is down more than two times the Index, and the UltraShort ProShares (-2x) Fund is up less than two times the inverse of the index.

For Short (-1x) ProShares Funds

To isolate the impact of inverse exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain required inverse exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that shown. Each of the graphs also assume a volatility rate of 15%, which is an approximate average of the five-year historical volatility rate of the S&P 500®, S&P MidCap 400®, Russell 2000 Index®, Nasdaq-100® Index and Dow Jones Industrial Average®. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the return of an index. Other indexes to which the Funds are benchmarked have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 15%.

One-Year Simulation; Index Return 0% (Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short ProShares (-1x) Fund is down.

One-Year Simulation; Index Return 12% (Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day to day volatility, is up over the year, and the Short ProShares (-1x) Fund is down more than the inverse of the index.

One-Year Simulation; Index Return -12% (Annualized Index Volatility 15%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, and the Short ProShares (-1x) Fund is up less than the inverse of the index.

The table below shows the historical annualized volatility rate for the five-year period ended May 31, 2019 of the relevant Funds’ indices.

Index	Historical Five- Year Annualized Volatility Rate

Dow Jones Industrial Average® (DJIA)	13.43%

Dow Jones U.S. Basic Materials Index	17.40%

Dow Jones U.S. Consumer Goods Index	11.97%

Dow Jones U.S. Consumer Services Index	14.12%

Dow Jones U.S. Financials Index	14.82%

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Index	Historical Five- Year Annualized Volatility Rate

Dow Jones U.S. Health Care Index	15.48%

Dow Jones U.S. Industrials Index	14.85%

Dow Jones U.S. Oil & Gas Index	21.92%

Dow Jones U.S. Real Estate Index	13.99%

Dow Jones U.S. Select Telecommunications Index	17.40%

Dow Jones U.S. Semiconductors Index	22.92%

Dow Jones U.S. Technology Index	17.87%

Dow Jones U.S. Utilities Index	14.32%

FTSE China 50 Index®	21.06%

FTSE Developed Europe All Cap Index	15.05%

ICE U.S. Treasury 20+ Year Bond Index	11.73%

ICE U.S. Treasury 7-10 Year Bond Index	5.06%

Markit iBoxx® $ Liquid High Yield Index	4.30%

MSCI Brazil 25/50 Capped Index	31.93%

MSCI EAFE Index®	12.29%

MSCI Emerging Markets Index®	14.06%

MSCI Japan Index®	17.14%

Nasdaq Biotechnology® Index	24.79%

Nasdaq-100® Index	16.90%

Russell 2000® Index	16.42%

S&P 500® Index	13.36%

S&P Communication Services Select Sector Index*	19.61%

S&P Financial Select Sector Index	16.75%

S&P MidCap 400 Index	14.15%

S&P SmallCap 600 Index	15.99%

*	From April 30, 2018 through May 31, 2019.

For additional details about fund performance over periods longer than a single day in both Ultra and Short ProShares Funds, please see the SAI.

•	What it means for you

Daily objective Geared Funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of an index for a single day, not for any other period, including the impact of compounding on fund performance. Investors should monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. Investors considering these Funds should understand that they are designed to provide a positive or negative multiple of an index for a single day, not for any other period.

Additionally, investors should recognize that the degree of volatility of a Fund’s index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an index is, the more a Fund’s longer-term performance will negatively deviate from a simple multiple (e.g., 3x, -3x) or inverse (-1x) of its index’s longer-term return. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the Fund’s stated multiple times the return of the Fund’s index for the same period. For periods longer than a single day, the Fund will lose money if its index’s performance is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of its index, as a result of daily rebalancing, the index’s volatility, compounding and other factors. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Additional Information Regarding Principal Risks of the Funds

Investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s returns, and therefore the value of an investment in a Fund, are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

While the realization of certain of these risks may benefit the Short ProShares Funds (including the Short (-1x), UltraShort (-2x) and UltraPro Short (-3x) ProShares Funds) because these Funds seek daily investment results, before fees and expenses, that correspond to the inverse or a multiple of the inverse of their respective Index, such occurrences may introduce more volatility to these Funds.

•

Risks Associated with the Use of Derivatives — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts; securities and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid

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secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index. Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Leverage Risk — The Funds may utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage. For Funds with a 3x or -3x or a 2x or -2x multiplier, a single day adverse price movement of more than 33% (in the case of a 3x or -3x Fund) or 50% (in the case of a 2x or -2x Fund) in a relevant index, could result in the total loss of an investor’s investment.

•	Compounding Risk — The Funds have a daily investment objective to match a multiple, the inverse or a multiple of the inverse of the performance of an index for a single day, not for any other period. A “single day” is measured from the time a Fund calculates NAV to the time of the Fund’s next NAV calculation. Because these Funds have a single day investment objective, for periods longer than a single day, the effect of compounding may cause each Fund’s performance for any other period to differ in amount, and possibly even direction, from the Fund’s stated multiple times the return of the Fund’s index for the same period, before accounting for fees and expenses. This effect becomes more pronounced as volatility increases. As a result of compounding, Funds are unlikely to provide a simple multiple (e.g., -1x, 2x, -2x, 3x or -3x) of an index’s return over periods longer than a single day.

For additional graphs and charts demonstrating the effects of Index or Benchmark volatility and Index or Benchmark performance on the long-term performance of a Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” above and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•	Correlation Risk — There is no guarantee that a Fund will achieve a high degree of correlation with its index or a multiple or inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund’s NAV each day may differ, perhaps significantly, in amount , and possibly even direction, from the designated multiple, inverse or inverse multiple of the Fund’s index on such day. A number of factors may adversely affect a Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. At times, a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the Fund’s index or in financial instruments. A Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with its index. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Furthermore, a Fund’s currency holdings may be valued at a different time than the level of its index. Any of these factors could decrease correlation between the performance of a Fund and the Index and may hinder a Fund’s ability to meet its investment objective.

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Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The

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Funds typically enter into transactions with counterparties that present minimal credit risk based on ProShare Advisors’ assessment of the counterparty’s capacity to meet its financial obligations during the term of the agreement or transaction. These are usually only major financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the

European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

•	Debt Instrument Risk — Debt instruments may have varying levels of sensitivity to changes in interest rates and/or the actual or perceived inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled principal or interest payments, which may result in default. Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the fixed income market. Typically, the value of outstanding debt instruments falls when interest rates rise. Callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury securities. High yield, debt instruments are considered to be speculative and may have a greater risk of default than other types of debt instruments. This may result in a more volatile fixed income market. Returns on investments in debt instruments may trail the returns on other investment options, including investments in equity securities. These factors may cause the value of an investment in the Fund to change.

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Foreign Investments Risk/Exposure to Foreign Investments Risk — Certain factors related to investment in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”) may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment, (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than

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markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investments at appropriate times. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investment at appropriate times.

A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. To the extent a Fund’s foreign investments are in developing or

“emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is greater. While the realization of certain of these risks may benefit the Inverse ProShares Funds because such Funds seek daily investment results, before fees and expenses, that correspond to the inverse or inverse multiple of a benchmark, such occurrences may introduce more volatility to such Funds.

•	Special Considerations About Emerging Market Countries — Because foreign investments of a Fund may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.

¡	Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

¡	Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

•

Geographic Concentration Risk — Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations or other declines in the value of their currency could occur in foreign countries that have not yet experienced currency devaluation or declines to date, or could continue to occur in foreign countries that have already experienced such devaluations or declines. As a result, funds that focus their

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investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.

•	Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market value to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of a Fund’s holdings should not be sustained. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility, and a shareholder may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when you sell those shares.

A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results based on the price of their shares in the secondary market. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.

•	Short Sale Exposure Risk — The Funds may seek inverse or “short” exposure (or in the case of certain Short Funds, inverse leveraged exposure) through financial instruments, which would cause the Funds to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments, or requiring a Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse and/or inverse leveraged exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

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U.S. Treasury Markets — U.S. Treasury markets can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Further, fixed

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income securities in the Index may underperform other fixed income investments. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

•	Cyber Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of mis-appropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing among other behaviors, stealing or corrupting data maintained online or digitally, and denial of service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to such Fund, which may result in losses to such Fund and its shareholders. ProShare Advisors and the Funds do not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the ProShare Advisors or the Funds.

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LIBOR Risk — The terms of many investments, financings or other transactions to which the Funds may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage and the nature of a substitute rate, if any, is unknown, and neither the effect of the transition process nor its ultimate success is certain. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and

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ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Funds’ performance or NAV.

•	Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.

•	Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that the Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

•	Trading Risks — The shares of the Funds are listed for trading on NYSE Arca or The Nasdaq Stock Market, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Funds on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Funds on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of the Funds will trade with any volume, or at all, on any stock exchange.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional Information about of the types of investments that a Fund may make is set forth in the SAI.

In certain circumstances, a Fund may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, those Funds may overweight or underweight certain components contained in its underlying index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.

•	Debt Securities are fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities.

¡	Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within a set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.

¡	Foreign-Currency Denominated Bonds are debt securities that are issued in non-US currencies.

¡	Other Foreign Debt Securities may include the debt of sovereigns and/or sub-sovereigns of other foreign countries, or the debt of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

¡	U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

•	Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

¡	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

¡	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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•	Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks, debt or other assets in order to gain exposure, leveraged exposure, inverse exposure or inverse leveraged exposure to an index. These derivatives may include:

¡	Swap Agreements — Contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement. Credit index futures provide exposure to the credit of a number of reference entities. Unlike CDS, certain credit index futures do not provide protection against events of default.

¡	Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Investments in Other Investment Companies — A Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

¡	Exchange-Traded Funds (ETFs) — A Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.

•	Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements, for example:
¡	U.S. Treasury Bills are U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions.

•	Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.

Precautionary Notes

•	A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

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A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging

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in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

•	A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. ProShares Ultra High Yield does not currently rely on the exemptive order, meaning that an investment company’s acquisition of the Fund’s shares remains subject to the limits of Section 12(d)(1). Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

•	A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the New York Stock Exchange (the “NYSE”) or The Nasdaq Stock Market is closed other than customary weekend and holiday closings; (2) trading on the NYSE or The Nasdaq Stock Market is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments or any of the Short International or Ultra International ProShares Funds during a period of an international local holiday, as further described in the SAI.

•	A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, record-keeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Additional Information About the Indexes, the Index Providers and the Index Calculation Agent

The Funds operate pursuant to licensing agreements for the use of the indexes. A brief description of each Fund’s index is included in each Summary Prospectus, as supplemented below:

Bloomberg

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN AND BLOOMBERG SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLOOMBERG L.P. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM

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THE USE OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN. BLOOMBERG MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLOOMBERG HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

LSE Group

ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Europe (the “FTSE Funds”) and the ProShares Short, Ultra, UltraShort, UltraPro, and UltraPro Short Russell 2000 (the “FTSE Russell” Funds) have been developed solely by ProShares Trust. The FTSE Funds and the FTSE Russell Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE China 50 Index®, the FTSE Developed Europe All Cap Index® and the Russell 2000® indexes (the “FTSE Indexes”) vest in the relevant LSE Group company which owns the Indexes. “FTSE®” “Russell®”, “FTSE Russell®”, and “MTS®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license.

The FTSE Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Indexes or (b) investment in or operation of the FTSE Funds and/or the FTSE Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the FTSE Funds and/or the FTSE Russell Funds or the suitability of the FTSE Indexes for the purpose to which they are being put by ProShares Trust.

Intercontinental Exchange, Inc.

Each of ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, and ProShares UltraPro Short 20+ Year Treasury is based in whole, or in part, on the ICE U.S. 7-10 Year Bond Index or ICE U.S. 20+ Year Bond Index, as applicable, owned by ICE Data Indices, LLC (“ICE Data”) and is used by ProShares Trust with permission under license by ICE Data. ICE U.S. 7-10 Year Bond Index™, and ICE U.S. 20+ Year Bond Index™ (collectively, the “ICE Indices”) are trademarks of ICE Data or its affiliates and used under license.

The Indices are administered and maintained by ICE Data. ICE Data is not affiliated with ProShares Trust or any of its affiliates. ProShares Trust or its affiliates has entered into a license agreement with ICE Data to use the ICE Indices. Neither ProShares Trust nor ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury is sponsored, endorsed, sold or promoted by ICE Data. ICE Data its affiliates and its third party suppliers (“ICE Data and its Suppliers”) make no representations or warranties regarding ProShares Trust or ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury or the ability of ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury to track the applicable ICE Index.

ICE DATA AND ITS SUPPLIERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ICE U.S. 7-10 YEAR BOND INDEX™, and ICE U.S. 20+ YEAR BOND INDEX™ OR ANY DATA AND ITS SUPPLIERS INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Markit iBoxx

“iBoxx” is a registered trademark of Markit Indices Limited (“Markit”) and is licensed for use by ProShares Trust. ProShares have not been passed on by these entities or their affiliates as to their legality or suitability. Markit does not approve, sponsor, endorse or recommend ProShares Trust or the Funds. Markit makes no representation regarding the advisability of investing in the Funds. The Funds are derived from a source considered reliable, but Markit and its employees, suppliers, subcontractors and agents (together “Markit Associates”) do not guarantee the veracity, completeness or accuracy of the Funds or other information furnished in connection with the Funds. No representation, warranty or condition, express or implied, statutory or otherwise, as to condition, satisfactory quality, performance, or fitness for purpose are given or assumed by Markit or any of the Markit Associates in respect of 1) an iBoxx Index, Funds, or any data included in it, 2) the use by any person or entity of the Funds of that data, 3) the results obtained from the use of any iBoxx Index 4) the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in an iBoxx Index at any particular time on any particular date or otherwise, or 5) the ability of an iBoxx Index to track relevant markets’ performances or otherwise relating to an iBoxx Index or any transaction or product with respect thereto. All such representations, warranties and conditions are excluded save to the extent that such exclusion is prohibited by law.

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No party purchasing or selling Fund nor the Markit Associates shall have any liability to any party for any act or failure to act by the Index Sponsor in connection with the determination, adjustment, calculation or maintenance of the Index.

MSCI

ProShares Ultra, Short and UltraShort MSCI EAFE, ProShares Ultra, Short and UltraShort MSCI Emerging Markets, ProShares Ultra and UltraShort MSCI Brazil Capped, ProShares Ultra and UltraShort MSCI Japan (the “MSCI Funds”) are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Funds or any other person or entity regarding the advisability of investing in the MSCI Funds generally or in the MSCI Funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the MSCI Funds or the issuer or shareholders of the MSCI Funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Funds to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Funds or any other person or entity in connection with the administration, marketing or offering of the MSCI Funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUNDS, SHAREHOLDERS OF THE MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED

THEREIN. WITHOUT LIMITING ANY OF THE FORE-GOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ INC.

ProShares Ultra, UltraPro, Short, UltraShort and UltraPro Short QQQ and ProShares Ultra, UltraPro, UltraShort and UltraPro Short Nasdaq Biotechnology (the “Nasdaq Funds”) are not sponsored, endorsed, sold or promoted by The Nasdaq Inc. or its affiliates or subsidiaries. (The Nasdaq Inc., collectively with its affiliates and subsidiaries, are referred to as “Nasdaq”). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq Funds. Nasdaq makes no representation or warranty, express or implied, to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in the Nasdaq Funds particularly. Nasdaq has no liability in connection with the administration, marketing or trading of the Nasdaq Funds. Nasdaq does not guarantee the accuracy or completeness of the date on which the intraday portfolio value (the “IPV”) calculations are based or the actual computation of the value of the IPV, nor shall Nasdaq be responsible for any delays in the computation or dissemination of the IPVs. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Nasdaq Funds, or any other person or entity from the use of the IPVs or any data included therein. Nasdaq makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the IPVs or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

S&P Global

The Dow Jones U.S. Basic MaterialsSM Index, the Dow Jones U.S. FinancialsSM Index, the S&P MidCap 400® Index, the Dow Jones U.S. Oil & GasSM Index, the Dow Jones U.S. Real EstateSM Index, the S&P 500® Index, the S&P SmallCap 600® Index, the Dow Jones U.S. Consumer GoodsSM Index, the Dow Jones U.S. Consumer ServicesSM Index, the Dow Jones Industrial Average® Index, the Dow Jones U.S. Health CareSM Index, the Dow Jones U.S. IndustrialsSM Index, the Dow Jones U.S. SemiconductorsSM Index, the S&P SmallCap 600® Index, the Dow Jones U.S. TechnologySM Index, the Dow Jones U.S. Select TelecommunicationsSM Index, the Dow Jones U.S. UtilitiesSM Index, the S&P Communication Services Select Sector Index and the S&P Financial Select Sector Index, (the “S&P DJ Indexes”) are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by ProShares Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) The S&P DJ Indexes are a product of

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SPDJI. All have been licensed for use by ProShares Trust. ProShares Funds have not been passed on by SPDJI as to their legality or suitability. It is not possible to invest directly in an index. ProShares Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ProShares Funds or any member of the public regarding the advisability of investing in securities generally or in ProShares Funds particularly or the ability of the S&P DJ Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ProShares Trust with respect to the S&P DJ Indexes is the licensing of the S&P Dow Jones Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P DJ Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares Trust or the ProShares Funds. S&P Dow Jones Indices has no obligation to take the needs of ProShares Trust or the owners of ProShares Funds into consideration in determining, composing or calculating the S&P DJ Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of ProShares Funds or the timing of the issuance or sale of the ProShares Funds or in the determination or calculation of the equation by which the ProShares Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the ProShares Funds. There is no assurance that investment products based on the S&P DJ Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P DJ INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OF THE PROSHARES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DJ INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. Each Fund’s portfolio holdings are posted on a daily basis to the Trust’s website at ProShares.com.

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Management of ProShares Trust

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Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of the Trust are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.

For its investment advisory services, each Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets, of 0.75%. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for each of these Funds that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion. This fee waiver arrangement will remain in effect through at least September 30, 2020 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board.

A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent semi-annual report to shareholders dated November 30, 2018, or in the Trust’s most recent annual report to shareholders dated May 31, 2019 or in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred.

During the year ended May 31, 2019, each Fund paid ProShare Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period): 0.75%.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Funds as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund can be found in the SAI.

Ryan Dofflemeyer, ProShare Advisors: Senior Portfolio Manager since April 2019, Portfolio Manager from January 2011 to April 2019. ProFund Advisors: Senior Portfolio Manager since 2019. Mr. Dofflemeyer is a registered associated person and an NFA associate member of ProShares Capital Management LLC since October 2010.

Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.

Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFunds Advisors LLC: Senior Portfolio Manager since October. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Michelle Liu, ProShare Advisors: Portfolio Manager since December 2009. ProFund Advisors LLC: Portfolio Manager since December 2009.

Scott Hanson, ProShare Advisors: Portfolio Manager since August 2016, Associate Portfolio Manager from May 2012 to August 2016 and Senior Portfolio Analyst from August 2010 to May 2012. ProFund Advisors LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from May 2012 to August 2016 and Senior Portfolio Analyst from August 2010 to May 2012.

Benjamin McAbee, ProShare Advisors: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProShares Capital Management LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. Mr. McAbee is a registered associated person and an NFA associate member since December 2012.

Devin Sullivan, ProShare Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016.

Tarak Davé, ProShare Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014. ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.

Other Service Providers

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to the Funds, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.

ProShare Advisors also performs certain management services, including client support and other administrative services, for the

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Funds under a Management Services Agreement. ProShare Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of the Funds for such services. During the year ended May 31, 2019, each Fund paid the Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period): 0.10%.

Additional Information

The Trust enters into contractual arrangements with various parties who provide services to the Funds including, ProShare Advisors, the Funds’ administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

Determination of NAV

The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and, except for certain of the Funds listed below, is generally determined each business day as of the close of regular trading on the Exchange on which it is listed (i.e., NYSE Arca or The Nasdaq Stock Market) (typically calculated as of 4:00 p.m. Eastern Time). The NAV of each of ProShares Short 7-10 Year Treasury, ProShares Short 20+ Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares UltraPro Short 20+ Year Treasury, ProShares UltraShort 7-10 Year Treasury and ProShares UltraShort 20+ Year Treasury is typically calculated as of 3:00 p.m. (Eastern Time) each business day when the Exchange on which it is listed is open.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particular, calculation of the NAV of the Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

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If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares. The Board believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Funds:

•	Each Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•	If a Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•	Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.

•	Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.

•	In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•	Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•	Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

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•	Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•	The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•	Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest -related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

•	A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.

•	By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•	A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•	A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website (www.proshares.com) has information about the premiums and discounts for each of the Funds. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.

Escheatment

Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	659

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the Funds’ distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by any Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by the Funds under the Plan during the current fiscal year.

660	PROSHARES.COM

Financial Highlights

The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds, appears in the Annual Report of the Funds and is available upon request.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	661

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)			RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2019	$29.07	$0.32	$(1.82)	$—		$(1.50)	$(0.30)	$—	$—	$(0.30)	$27.27	(5.21	)%(5.36)%		1.04%	0.95%	1.00%	1.09%	$25,228	—%

Year ended May 31, 2018	28.08	0.06	0.93	—		0.99	—	—	—	—	29.07	3.53		3.75	1.05	0.95	0.11	0.21	83,576	—

Year ended May 31, 2017	28.13	(0.15)	0.10 (i)	—		(0.05)	—	—	—	—	28.08	(0.19)		(0.43)	1.11	0.95	(0.69)	(0.53)	40,012	—

Year ended May 31, 2016	29.77	(0.24)	(1.40)	—		(1.64)	—	—	—	—	28.13	(5.49)		(5.60)	1.18	0.95	(1.05)	(0.82)	28,836	—

Year ended May 31, 2015	31.80	(0.28)	(1.75)	—	(h)	(2.03)	—	—	—	—	29.77	(6.39)		(6.40)	1.08	0.95	(1.05)	(0.92)	39,439	—

Short 20+ Year Treasury
Year ended May 31, 2019	22.67	0.28	(2.02)	—		(1.74)	(0.26)	—	—	(0.26)	20.67	(7.75)		(8.42)	0.92	0.92	1.23	1.23	317,346	—

Year ended May 31, 2018	22.62	0.07	(0.02)	—		0.05	—	—	—	—	22.67	0.23		0.57	0.91	0.91	0.30	0.30	631,426	—

Year ended May 31, 2017	22.52	(0.11)	0.21	—		0.10	—	—	—	—	22.62	0.46		0.49	0.92	0.92	(0.51)	(0.51)	675,250	—

Year ended May 31, 2016	25.15	(0.20)	(2.43)	—		(2.63)	—	—	—	—	22.52	(10.46)		(10.76)	0.95	0.95	(0.83)	(0.83)	634,958	—

Year ended May 31, 2015	28.74	(0.24)	(3.35)	—	(h)	(3.59)	—	—	—	—	25.15	(12.50)		(12.22)	0.95	0.95	(0.90)	(0.90)	1,051,151	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

662	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Basic Materials
Year ended May 31, 2019	$17.84	$0.12	$2.47	$—	$2.59	$(0.11)	$—	$—	$(0.11)	$20.32	14.50%	17.03%	5.96%	0.95%	(4.36)%	0.65%	$1,016	—%

Year ended May 31, 2018	20.72	0.03	(2.91)	—	(2.88)	—	—	—	—	17.84	(13.88)	(16.37)	4.22	0.95	(3.11)	0.16	1,784	—

Year ended May 31, 2017	24.91	(0.15)	(4.04)	—	(4.19)	—	—	—	—	20.72	(16.83)	(16.11)	2.67	0.95	(2.36)	(0.64)	2,072	—

Year ended May 31, 2016	24.54	(0.20)	0.57 (i)	—	0.37	—	—	—	—	24.91	1.53	1.35	2.20	0.95	(1.99)	(0.74)	13,702	—

Year ended May 31, 2015	25.34	(0.23)	(0.57)	—	(0.80)	—	—	—	—	24.54	(3.19)	(3.96)	8.08	0.95	(8.03)	(0.90)	1,227	—

Short Dow30SM
Year ended May 31, 2019	59.62	0.77	(2.29)	—	(1.52)	(0.64)	—	—	(0.64)	57.46	(2.54)	(2.55)	0.98	0.95	1.32	1.35	268,563	—

Year ended May 31, 2018(h)	70.91	0.26	(11.47)	—	(11.21)	(0.08)	—	—	(0.08)	59.62	(15.82)	(15.78)	0.97	0.95	0.39	0.41	233,932	—

Year ended May 31, 2017(h)	86.52	(0.41)	(15.20)	—	(15.61)	—	—	—	—	70.91	(18.04)	(18.08)	0.98	0.95	(0.55)	(0.52)	257,940	—

Year ended May 31, 2016(h)	90.43	(0.76)	(3.15)	—	(3.91)	—	—	—	—	86.52	(4.33)	(4.29)	0.97	0.95	(0.85)	(0.82)	346,079	—

Year ended May 31, 2015(h)	101.70	(0.87)	(10.40)	—	(11.27)	—	—	—	—	90.43	(11.08)	(11.13)	1.00	0.95	(0.95)	(0.91)	253,213	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	663

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE															RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Financials
Year ended May 31, 2019	$23.14	$0.23	$(0.69	)(i)	$—	$(0.46)	$(0.16)	$—	$—	$(0.16)	$22.52	(2.03	) %	(1.94	) %	1.27%	0.95%	0.68%	1.01%	$21,956	—%

Year ended May 31, 2018(h)	27.22	0.03	(4.11)		—	(4.08)	—	—	—	—	23.14	(14.99)		(15.14)		1.22	0.95	(0.15)	0.11	19,089	—

Year ended May 31, 2017(h)	32.90	(0.18)	(5.50)		—	(5.68)	—	—	—	—	27.22	(17.24)		(16.93)		1.15	0.95	(0.80)	(0.60)	29,266	—

Year ended May 31, 2016(h)	34.48	(0.28)	(1.30)		—	(1.58)	—	—	—	—	32.90	(4.60)		(4.70)		1.25	0.95	(1.10)	(0.80)	41,941	—

Year ended May 31, 2015(h)	39.91	(0.33)	(5.10)		—	(5.43)	—	—	—	—	34.48	(13.60)		(13.76)		1.35	0.95	(1.31)	(0.91)	18,102	—

Short FTSE China 50
Year ended May 31, 2019	18.57	0.19	1.53		—	1.72	(0.09)	—	—	(0.09)	20.20	9.30		9.77		2.05	0.95	(0.15)	0.95	8,079	—

Year ended May 31, 2018	23.07	0.02	(4.52)		—	(4.50)	—	—	—	—	18.57	(19.52)		(20.01)		2.00	0.95	(0.94)	0.11	5,570	—

Year ended May 31, 2017	29.44	(0.15)	(6.22)		—	(6.37)	—	—	—	—	23.07	(21.64)		(21.62)		1.62	0.95	(1.26)	(0.59)	9,228	—

Year ended May 31, 2016	23.30	(0.24)	6.38		—	6.14	—	—	—	—	29.44	26.37		23.01		1.70	0.95	(1.58)	(0.83)	13,248	—

Year ended May 31, 2015	33.93	(0.28)	(10.35)		—	(10.63)	—	—	—	—	23.30	(31.35)		(29.39)		2.17	0.95	(2.14)	(0.92)	3,494	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

664	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short High Yield
Year ended May 31, 2019	$23.25	$0.24	$(1.10)	$—		$(0.86)	$(0.22)	$—	$—	$(0.22)	$22.17	(3.75)%	(3.89)%	1.00%	0.95%	1.00%	1.05%	$113,047	—%

Year ended May 31, 2018	23.58	0.08	(0.41)	—		(0.33)	— (h)	—	—	— (h)	23.25	(1.37)	(1.38)	0.99	0.95	0.29	0.33	140,683	—

Year ended May 31, 2017	26.78	(0.14)	(3.06)	—		(3.20)	—	—	—	—	23.58	(11.96)	(11.91)	0.99	0.95	(0.60)	(0.56)	122,618	—

Year ended May 31, 2016	26.85	(0.22)	0.15 (i)	—		(0.07)	—	—	—	—	26.78	(0.26)	(0.33)	0.98	0.95	(0.83)	(0.80)	195,523	—

Year ended May 31, 2015	27.86	(0.25)	(0.76)	—	(h)	(1.01)	—	—	—	—	26.85	(3.60)	(3.62)	1.10	0.95	(1.06)	(0.91)	55,047	—

Short MidCap400
Year ended May 31, 2019	43.50	0.57	2.32 (i)	—		2.89	(0.31)	—	—	(0.31)	46.08	6.65	6.74	1.38	0.95	0.84	1.28	14,683	—

Year ended May 31, 2018(j)	50.02	0.09	(6.61)	—		(6.52)	—	—	—	—	43.50	(13.03)	(13.16)	1.40	0.95	(0.25)	0.20	10,600	—

Year ended May 31, 2017(j)	59.62	(0.32)	(9.28)	—		(9.60)	—	—	—	—	50.02	(16.11)	(15.97)	1.22	0.95	(0.85)	(0.58)	14,693	—

Year ended May 31, 2016(j)	61.56	(0.51)	(1.43)	—		(1.94)	—	—	—	—	59.62	(3.15)	(3.31)	1.24	0.95	(1.09)	(0.80)	30,182	—

Year ended May 31, 2015(j)	70.80	(0.62)	(8.62)	—		(9.24)	—	—	—	—	61.56	(13.05)	(12.89)	1.08	0.95	(1.06)	(0.93)	22,699	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	665

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MSCI EAFE
Year ended May 31, 2019	$25.74	$0.32	$1.64		$—		$1.96	$(0.18)	$—	$—	$(0.18)	$27.52	7.62%	7.72%	1.12%	0.95%	1.00%	1.16%	$40,588	—%

Year ended May 31, 2018	27.79	0.04	(2.09)		—		(2.05)	—	—	—	—	25.74	(7.38)	(7.42)	1.22	0.95	(0.12)	0.15	18,662	—

Year ended May 31, 2017	33.20	(0.18)	(5.23)		—		(5.41)	—	—	—	—	27.79	(16.30)	(16.24)	1.06	0.95	(0.69)	(0.57)	32,655	—

Year ended May 31, 2016	31.11	(0.27)	2.36	(i)	—		2.09	—	—	—	—	33.20	6.73	6.64	1.07	0.95	(0.91)	(0.79)	100,437	—

Year ended May 31, 2015	31.75	(0.31)	(0.33	)(i)	—	(h)	(0.64)	—	—	—	—	31.11	(2.01)	(2.05)	1.00	0.95	(0.98)	(0.93)	31,885	—

Short MSCI Emerging Markets
Year ended May 31, 2019	18.24	0.21	1.28		—		1.49	(0.23)	—	—	(0.23)	19.50	8.11	7.97	0.99	0.95	1.02	1.06	95,536	—

Year ended May 31, 2018	21.06	0.04	(2.86)		—		(2.82)	—	—	—	—	18.24	(13.39)	(13.39)	0.98	0.95	0.19	0.22	156,881	—

Year ended May 31, 2017	27.77	(0.13)	(6.58)		—		(6.71)	—	—	—	—	21.06	(24.15)	(24.16)	0.98	0.95	(0.56)	(0.53)	159,020	—

Year ended May 31, 2016	24.70	(0.23)	3.30		—		3.07	—	—	—	—	27.77	12.44	12.34	0.96	0.95	(0.83)	(0.81)	301,269	—

Year ended May 31, 2015	25.38	(0.23)	(0.45)		—	(h)	(0.68)	—	—	—	—	24.70	(2.70)	(2.56)	0.99	0.95	(0.94)	(0.90)	259,300	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

666	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Oil & Gas
Year ended May 31, 2019	$21.33	$0.21	$5.22	$—	$5.43	$(0.08)	$—	$—	$(0.08)	$26.68	25.47%	25.14%	4.80%	0.95%	(2.96	) %	0.89%	$2,001	—%

Year ended May 31, 2018	26.27	0.01	(4.95)	—	(4.94)	—	—	—	—	21.33	(18.82)	(18.76)	3.04	0.95	(2.04)		0.05	1,600	—

Year ended May 31, 2017	26.79	(0.16)	(0.36)	—	(0.52)	—	—	—	—	26.27	(1.93)	(1.74)	2.31	0.95	(2.00)		(0.64)	3,284	—

Year ended May 31, 2016	25.62	(0.25)	1.42	—	1.17	—	—	—	—	26.79	4.58	5.24	1.79	0.95	(1.68)		(0.84)	7,367	—

Year ended May 31, 2015	22.63	(0.23)	3.22	—	2.99	—	—	—	—	25.62	13.19	12.12	4.32	0.95	(4.30)		(0.93)	4,483	—

Short QQQ®
Year ended May 31, 2019	32.17	0.46	(1.75)	—	(1.29)	(0.39)	—	—	(0.39)	30.49	(4.03)	(3.97)	1.01	0.95	1.42		1.48	652,888	—

Year ended May 31, 2018	39.55	0.16	(7.49)	—	(7.33)	(0.05)	—	—	(0.05)	32.17	(18.55)	(18.62)	1.01	0.95	0.37		0.43	330,128	—

Year ended May 31, 2017	51.81	(0.24)	(12.02)	—	(12.26)	—	—	—	—	39.55	(23.67)	(23.66)	1.03	0.95	(0.60)		(0.52)	281,284	—

Year ended May 31, 2016	55.03	(0.43)	(2.79)	—	(3.22)	—	—	—	—	51.81	(5.86)	(5.78)	1.03	0.95	(0.86)		(0.79)	464,352	—

Year ended May 31, 2015(h)	68.90	(0.56)	(13.31)	—	(13.87)	—	—	—	—	55.03	(20.12)	(20.15)	1.06	0.95	(1.02)		(0.92)	182,293	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	667

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Real Estate
Year ended May 31, 2019	$16.25	$0.17	$(2.12)	$—	$(1.95)	$(0.11)	$—	$—	$(0.11)	$14.19	(12.06)%	(11.88)%	1.70%	0.95%	0.40%	1.14%	$8,513	—%

Year ended May 31, 2018	16.76	0.02	(0.53)	—	(0.51)	—	—	—	—	16.25	(3.07)	(3.19)	1.39	0.95	(0.33)	0.11	9,750	—

Year ended May 31, 2017	18.03	(0.10)	(1.17)	—	(1.27)	—	—	—	—	16.76	(7.03)	(7.01)	1.30	0.95	(0.93)	(0.58)	15,088	—

Year ended May 31, 2016	20.41	(0.17)	(2.21)	—	(2.38)	—	—	—	—	18.03	(11.65)	(11.62)	1.17	0.95	(1.06)	(0.84)	28,851	—

Year ended May 31, 2015	22.90	(0.19)	(2.30)	—	(2.49)	—	—	—	—	20.41	(10.88)	(10.64)	1.23	0.95	(1.21)	(0.93)	55,105	—

Short Russell2000
Year ended May 31, 2019	39.36	0.58	3.29	—	3.87	(0.47)	—	—	(0.47)	42.76	9.89	9.98	1.02	0.95	1.36	1.43	351,303	—

Year ended May 31, 2018	47.91	0.19	(8.67)	—	(8.48)	(0.07)	—	—	(0.07)	39.36	(17.71)	(17.75)	1.02	0.95	0.37	0.44	248,618	—

Year ended May 31, 2017	59.34	(0.26)	(11.17)	—	(11.43)	—	—	—	—	47.91	(19.27)	(19.30)	1.02	0.95	(0.56)	(0.49)	345,730	—

Year ended May 31, 2016	58.62	(0.50)	1.22 (i)	—	0.72	—	—	—	—	59.34	1.23	1.19	1.02	0.95	(0.88)	(0.81)	552,874	—

Year ended May 31, 2015(h)	67.69	(0.59)	(8.48)	—	(9.07)	—	—	—	—	58.62	(13.40)	(13.31)	1.02	0.95	(1.00)	(0.92)	399,734	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

668	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short S&P500®
Year ended May 31, 2019	$29.53	$0.44	$(1.06)	$—	$(0.62)	$(0.38)	$—	$—	$(0.38)	$28.53	(2.10	) %	(2.10	) %	0.89%	0.89%	1.52%	1.52%	$2,060,778	—%

Year ended May 31, 2018	33.69	0.15	(4.25)	—	(4.10)	(0.06)	—	—	(0.06)	29.53	(12.20)		(12.18)		0.89	0.89	0.46	0.46	1,374,040	—

Year ended May 31, 2017(h)	39.87	(0.17)	(6.01)	—	(6.18)	—	—	—	—	33.69	(15.49)		(15.45)		0.89	0.89	(0.47)	(0.47)	2,013,469	—

Year ended May 31, 2016(h)	41.87	(0.31)	(1.69)	—	(2.00)	—	—	—	—	39.87	(4.78)		(4.78)		0.89	0.89	(0.74)	(0.74)	3,012,814	—

Year ended May 31, 2015(h)	47.73	(0.38)	(5.48)	—	(5.86)	—	—	—	—	41.87	(12.28)		(12.32)		0.90	0.90	(0.86)	(0.86)	1,539,390	—

Short SmallCap600
Year ended May 31, 2019	31.57	0.35	3.19	—	3.54	(0.15)	—	—	(0.15)	34.96	11.22		11.11		2.63	0.95	(0.59)	1.08	4,149	—

Year ended May 31, 2018	39.09	0.04	(7.56)	—	(7.52)	—	—	—	—	31.57	(19.25)		(19.31)		1.68	0.95	(0.62)	0.11	3,747	—

Year ended May 31, 2017	48.08	(0.22)	(8.77)	—	(8.99)	—	—	—	—	39.09	(18.69)		(18.40)		1.39	0.95	(0.98)	(0.54)	17,346	—

Year ended May 31, 2016	50.40	(0.44)	(1.88)	—	(2.32)	—	—	—	—	48.08	(4.61)		(4.17)		1.53	0.95	(1.43)	(0.85)	11,717	—

Year ended May 31, 2015	57.57	(0.49)	(6.68)	—	(7.17)	—	—	—	—	50.40	(12.44)		(13.14)		1.63	0.95	(1.59)	(0.91)	16,062	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	669

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra 7-10 Year Treasury
Year ended May 31, 2019	$54.31	$0.94	$6.56	$—	$7.50	$(1.09)	$—	$—	$(1.09)	$60.72	14.05%	14.70%	1.18%	0.95%	1.50%	1.73%	$24,289	327%

Year ended May 31, 2018	59.02	0.63	(4.76)	—	(4.13)	(0.58)	—	—	(0.58)	54.31	(7.03)	(7.25)	1.12	0.95	0.94	1.12	24,440	234

Year ended May 31, 2017	60.90	0.37	(1.92)	—	(1.55)	(0.33)	—	—	(0.33)	59.02	(2.54)	(2.61)	1.12	0.95	0.44	0.61	41,311	188

Year ended May 31, 2016	57.01	0.30	3.95	—	4.25	(0.36)	—	—	(0.36)	60.90	7.51	7.86	1.15	0.95	0.32	0.52	66,986	140

Year ended May 31, 2015	54.34	0.42	4.27 (h)	0.08	4.77	(2.10)	—	—	(2.10)	57.01	9.07	8.95	1.02	0.95	0.69	0.77	62,710	349

Ultra 20+ Year Treasury
Year ended May 31, 2019	76.95	1.39	12.68	—	14.07	(1.24)	—	—	(1.24)	89.78	18.62	20.55	1.26	0.95	1.55	1.86	31,423	264

Year ended May 31, 2018	80.06	1.08	(3.17)	—	(2.09)	(1.02)	—	—	(1.02)	76.95	(2.64)	(3.29)	1.14	0.95	1.17	1.36	23,085	75

Year ended May 31, 2017	86.60	0.97	(6.83)	—	(5.86)	(0.68)	—	—	(0.68)	80.06	(6.79)	(6.88)	1.12	0.95	0.97	1.14	48,035	48

Year ended May 31, 2016	77.32	1.03	9.43	—	10.46	(1.18)	—	—	(1.18)	86.60	13.77	14.50	1.18	0.95	1.09	1.32	49,793	18

Year ended May 31, 2015	64.98	0.93	12.22	—	13.15	(0.81)	—	—	(0.81)	77.32	20.32	19.64	1.15	0.95	0.99	1.19	57,991	48

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

670	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2019	$68.75	$0.76	$(21.43)	$—	$(20.67)	$(0.51)	$—	$—	$(0.51)	$47.57	(30.15)%	(30.33)%	1.16%	0.95%	1.07%	1.27%	$35,681	38%

Year ended May 31, 2018	55.18	0.41	13.50	—	13.91	(0.34)	—	—	(0.34)	68.75	25.23	25.89	1.11	0.95	0.45	0.61	60,156	11

Year ended May 31, 2017	41.90	0.28	13.25	—	13.53	(0.25)	—	—	(0.25)	55.18	32.38	31.67	1.12	0.95	0.41	0.58	55,176	5

Year ended May 31, 2016	51.81	0.35	(10.11)	—	(9.76)	(0.15)	—	—	(0.15)	41.90	(18.79)	(18.78)	1.19	0.95	0.67	0.92	53,423	39

Year ended May 31, 2015	54.10	0.29	(2.35)	—	(2.06)	(0.23)	—	—	(0.23)	51.81	(3.81)	(3.60)	1.09	0.95	0.41	0.55	76,413	9

Ultra Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	0.09	3.56	—	3.65	(0.03)	—	—	(0.03)	43.62	9.12	9.20	2.71	0.95	(1.19)	0.56	4,362	6

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	671

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Consumer Goods
Year ended May 31, 2019	$39.38	$0.73	$(0.13	)(i)	$—	$0.60	$(0.29)	$—	$—	$(0.29)	$39.69	1.54%	1.83%	2.35%	0.95%	0.36%	1.76%	$6,946	3%

Year ended May 31, 2018	45.29	0.51	(6.12)		—	(5.61)	(0.30)	—	—	(0.30)	39.38	(12.45)	(13.15)	1.71	0.95	0.36	1.12	9,846	8

Year ended May 31, 2017(h)	37.39	0.38	7.78		—	8.16	(0.26)	—	—	(0.26)	45.29	21.90	23.43	1.76	0.95	0.15	0.96	13,586	40

Year ended May 31, 2016(h)	33.28	0.36	4.00		—	4.36	(0.25)	—	—	(0.25)	37.39	13.15	11.59	1.65	0.95	0.35	1.05	16,827	38

Year ended May 31, 2015(h)	28.38	0.29	4.81		—	5.10	(0.20)	—	—	(0.20)	33.28	18.00	18.88	1.55	0.95	0.34	0.94	19,968	34

Ultra Consumer Services
Year ended May 31, 2019	86.75	0.10	11.08		—	11.18	(0.11)	—	—	(0.11)	97.82	12.92	12.99	1.35	0.95	(0.30)	0.10	22,009	9

Year ended May 31, 2018	70.61	0.11	16.16		—	16.27	(0.13)	—	—	(0.13)	86.75	23.05	24.53	1.47	0.95	(0.38)	0.14	23,856	8

Year ended May 31, 2017(j)	52.93	0.12	17.66		—	17.78	(0.10)	—	—	(0.10)	70.61	33.62	32.44	1.45	0.95	(0.29)	0.20	21,184	5

Year ended May 31, 2016(j)	53.30	0.08	(0.37)		—	(0.29)	(0.08)	—	—	(0.08)	52.93	(0.53)	(1.67)	1.48	0.95	(0.37)	0.16	23,819	11

Year ended May 31, 2015(j)	38.50	0.08	14.81		—	14.89	(0.09)	—	—	(0.09)	53.30	38.70	40.95	1.40	0.95	(0.27)	0.18	37,308	54

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

672	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

Ultra Dow30SM
Year ended May 31, 2019	$42.33	$0.46	$0.01	$—	$0.47	$(0.36)	$—	$—	$(0.36)	$42.44	1.08%	1.13%	0.97%	0.95%	1.01%	1.03%	$318,329	35%

Year ended May 31, 2018(i)	31.66	0.32	10.63	—	10.95	(0.28)	—	—	(0.28)	42.33	34.72	34.67	0.96	0.95	0.80	0.81	421,225	6

Year ended May 31, 2017(i)	22.43	0.29	9.24	—	9.53	(0.30)	—	—	(0.30)	31.66	42.77	42.95	0.98	0.95	1.06	1.09	313,391	9

Year ended May 31, 2016(i)	23.05	0.28	(0.62)	—	(0.34)	(0.28)	—	—	(0.28)	22.43	(1.36)	(1.46)	1.00	0.95	1.25	1.30	245,631	6

Year ended May 31, 2015(h)(i)	19.68	0.22	3.36	—	3.58	(0.21)	—	—	(0.21)	23.05	18.30	18.37	0.98	0.95	0.97	1.01	318,072	9

Ultra Financials
Year ended May 31, 2019	41.06	0.43	(0.30)	—	0.13	(0.45)	—	—	(0.45)	40.74	0.42	0.40	0.95	0.95	1.05	1.06	735,704	10

Year ended May 31, 2018(i)	31.67	0.34	9.31	—	9.65	(0.26)	—	—	(0.26)	41.06	30.49	30.49	0.95	0.95	0.86	0.86	883,120	3

Year ended May 31, 2017(i)	23.58	0.22	8.07	—	8.29	(0.20)	—	—	(0.20)	31.67	35.28	35.23	0.95	0.95	0.77	0.77	771,465	3

Year ended May 31, 2016(i)	24.92	0.20	(1.34)	—	(1.14)	(0.20)	—	—	(0.20)	23.58	(4.52)	(4.57)	0.97	0.95	0.85	0.87	691,190	15

Year ended May 31, 2015(h)(i)	20.23	0.14	4.69	—	4.83	(0.14)	—	—	(0.14)	24.92	23.89	23.98	0.96	0.95	0.61	0.62	823,692	7

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	673

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE China 50
Year ended May 31, 2019	$82.45	$0.47	$(23.25)	$—	$(22.78)	$(0.18)	$(0.74)	$—	$(0.92)	$58.75	(27.63)%	(27.37)%	1.19%	0.95%	0.47%	0.70%	$38,189	—%

Year ended May 31, 2018	61.80	(0.24)	20.89	—	20.65	—	—	—	—	82.45	33.41	32.72	1.11	0.95	(0.46)	(0.30)	43,285	—

Year ended May 31, 2017	42.46	(0.36)	19.70	—	19.34	—	—	—	—	61.80	45.55	46.39	1.18	0.95	(0.93)	(0.70)	43,259	—

Year ended May 31, 2016	92.53	(0.47)	(49.60)	—	(50.07)	—	—	—	—	42.46	(54.12)	(54.26)	1.30	0.95	(1.22)	(0.87)	19,105	—

Year ended May 31, 2015	52.45	(0.65)	40.72	0.01	40.08	—	—	—	—	92.53	76.43	77.23	1.16	0.95	(1.13)	(0.92)	74,026	—

Ultra FTSE Europe
Year ended May 31, 2019	55.05	0.28	(10.16)	—	(9.88)	(0.13)	(1.39)	—	(1.52)	43.65	(17.51)	(18.68)	1.77	0.95	(0.24)	0.58	5,456	—

Year ended May 31, 2018	51.03	(0.09)	4.11	—	4.02	—	—	—	—	55.05	7.88	9.22	1.37	0.95	(0.58)	(0.16)	11,010	—

Year ended May 31, 2017	39.03	(0.26)	12.26	—	12.00	—	—	—	—	51.03	30.75	30.10	1.58	0.95	(1.28)	(0.65)	12,758	—

Year ended May 31, 2016	50.16	(0.37)	(10.76)	—	(11.13)	—	—	—	—	39.03	(22.20)	(21.86)	1.29	0.95	(1.23)	(0.89)	10,733	—

Year ended May 31, 2015	56.07	(0.46)	(5.47)	0.02	(5.91)	—	—	—	—	50.16	(10.53)	(10.87)	1.25	0.95	(1.24)	(0.93)	42,639	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

674	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Health Care
Year ended May 31, 2019	$87.26	$0.58	$5.19 (i)	$—	$5.77	$(0.34)	$—	$—	$(0.34)	$92.69	6.58%	6.48%	1.05%	0.95%	0.47%	0.57%	$99,639	11%

Year ended May 31, 2018	72.92	0.35	14.16	—	14.51	(0.17)	—	—	(0.17)	87.26	19.90	20.43	1.06	0.95	0.29	0.40	89,443	6

Year ended May 31, 2017	63.33	0.10	9.52	—	9.62	(0.03)	—	—	(0.03)	72.92	15.19	14.65	1.09	0.95	0.02	0.16	82,030	5

Year ended May 31, 2016	74.54	0.08	(10.66)	—	(10.58)	(0.63)	—	—	(0.63)	63.33	(14.22)	(14.64)	1.06	0.95	— (j)	0.11	87,073	19

Year ended May 31, 2015(h)	46.63	0.09	27.94	—	28.03	(0.12)	—	—	(0.12)	74.54	60.18	61.20	1.03	0.95	0.06	0.14	231,069	22

Ultra High Yield
Year ended May 31, 2019	63.95	1.93	2.74	—	4.67	(1.93)	—	—	(1.93)	66.69	7.47	7.79	5.64	0.95	(1.74)	2.95	3,334	1

Year ended May 31, 2018	65.06	1.82	(1.11)	—	0.71	(1.82)	—	—	(1.82)	63.95	1.09	1.58	5.35	0.95	(1.61)	2.79	3,198	—

Year ended May 31, 2017	54.19	1.64	10.63	—	12.27	(1.40)	—	—	(1.40)	65.06	22.94	12.81	7.46	0.95	(3.81)	2.70	3,253	—

Year ended May 31, 2016	60.00	1.75	(5.89)	—	(4.14)	(1.67)	—	—	(1.67)	54.19	(6.75)	0.34	8.37	0.95	(4.13)	3.29	1,355	12

Year ended May 31, 2015	60.36	0.82	(0.68)	—	0.14	(0.50)	—	—	(0.50)	60.00	0.25	0.61	5.91	0.95	(3.58)	1.38	3,000	387

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Less than 0.005%.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	675

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Industrials
Year ended May 31, 2019	$70.38	$0.49	$(2.14)	$—	$(1.65)	$(0.35)	$—	$—	$(0.35)	$68.38	(2.29	) %	(2.20	) %	1.43%	0.95%	0.21%	0.70%	$18,804	5%

Year ended May 31, 2018	56.64	0.29	13.60	—	13.89	(0.15)	—	—	(0.15)	70.38	24.50		24.44		1.40	0.95	(0.03)	0.43	26,392	6

Year ended May 31, 2017(h)	39.89	0.23	16.69	—	16.92	(0.17)	—	—	(0.17)	56.64	42.48		42.80		1.51	0.95	(0.06)	0.50	21,242	6

Year ended May 31, 2016(h)	39.54	0.21	0.31 (i)	—	0.52	(0.17)	—	—	(0.17)	39.89	1.34		1.44		1.63	0.95	(0.09)	0.58	17,952	34

Year ended May 31, 2015(h)	35.81	0.24	3.65	—	3.89	(0.16)	—	—	(0.16)	39.54	10.90		10.89		1.32	0.95	0.26	0.64	35,589	23

Ultra MidCap400
Year ended May 31, 2019	42.46	0.22	(7.07)	—	(6.85)	(0.20)	—	—	(0.20)	35.41	(16.13)		(16.26)		1.04	0.95	0.47	0.56	130,137	31

Year ended May 31, 2018(j)	33.70	0.15	8.71	—	8.86	(0.10)	—	—	(0.10)	42.46	26.30		26.46		1.02	0.95	0.32	0.39	153,913	42

Year ended May 31, 2017(j)	25.54	0.10	8.18	—	8.28	(0.12)	—	—	(0.12)	33.70	32.49		32.44		1.02	0.95	0.26	0.33	113,728	40

Year ended May 31, 2016(j)	27.02	0.11	(1.52)	—	(1.41)	(0.07)	—	—	(0.07)	25.54	(5.21)		(5.06)		1.06	0.95	0.33	0.44	143,635	38

Year ended May 31, 2015(j)	22.12	0.05	4.85 (i)	—	4.90	—	—	—	—	27.02	22.16		22.09		0.96	0.95	0.20	0.21	143,864	56

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

676	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Brazil Capped
Year ended May 31, 2019	$57.70	$0.33	$12.77	$—	$13.10	$(0.18)	$—	$—	$(0.18)	$70.62	22.70%	21.48%	1.70%	0.95%	(0.22	) %	0.53%	$8,231	—%

Year ended May 31, 2018	59.23	(0.07)	(1.46)	—	(1.53)	—	—	—	—	57.70	(2.59)	(1.67)	1.26	0.95	(0.40)		(0.09)	9,611	—

Year ended May 31, 2017	34.78	(0.44)	24.89	—	24.45	—	—	—	—	59.23	70.32	70.47	1.22	0.95	(1.00)		(0.73)	18,751	—

Year ended May 31, 2016(h)	63.69	(0.31)	(28.60)	—	(28.91)	—	—	—	—	34.78	(45.40)	(45.47)	2.36	0.95	(2.23)		(0.82)	14,487	—

Year ended May 31, 2015(h)	142.15	(0.93)	(77.53)	—	(78.46)	—	—	—	—	63.69	(55.19)	(56.87)	2.03	0.95	(2.00)		(0.92)	7,430	—

Ultra MSCI EAFE
Year ended May 31, 2019	41.92	0.15	(7.38)	—	(7.23)	(0.07)	—	—	(0.07)	34.62	(17.25)	(17.54)	1.72	0.95	(0.37)		0.41	6,058	—

Year ended May 31, 2018(i)	37.71	(0.09)	4.30	—	4.21	—	—	—	—	41.92	11.17	11.29	1.35	0.95	(0.62)		(0.22)	11,528	—

Year ended May 31, 2017(i)	28.88	(0.19)	9.02	—	8.83	—	—	—	—	37.71	30.58	30.53	1.19	0.95	(0.91)		(0.67)	11,312	—

Year ended May 31, 2016(i)	37.59	(0.23)	(8.48)	—	(8.71)	—	—	—	—	28.88	(23.18)	(25.17)	1.25	0.95	(1.08)		(0.78)	93,124	—

Year ended May 31, 2015(i)	39.58	(0.34)	(1.65)	—	(1.99)	—	—	—	—	37.59	(5.02)	(2.72)	1.23	0.95	(1.21)		(0.93)	16,915	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:3 reverse stock split effective November 13, 2015.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	677

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Emerging Markets
Year ended May 31, 2019	$85.50	$0.63	$(20.46)	$—		$(19.83)	$(0.21)	$—	$—	$(0.21)	$65.46	(23.20)%	(23.21)%	1.13%	0.95%	0.69%	0.87%	$36,005	—%

Year ended May 31, 2018	70.55	(0.11)	15.06	—		14.95	—	—	—	—	85.50	21.20	21.43	1.06	0.95	(0.23)	(0.13)	51,299	—

Year ended May 31, 2017	46.15	(0.39)	24.79	—		24.40	—	—	—	—	70.55	52.87	52.93	1.19	0.95	(0.92)	(0.68)	29,982	—

Year ended May 31, 2016	72.71	(0.42)	(26.14)	—		(26.56)	—	—	—	—	46.15	(36.53)	(36.83)	1.35	0.95	(1.23)	(0.83)	26,534	—

Year ended May 31, 2015	77.41	(0.71)	(3.99)	—	(h)	(4.70)	—	—	—	—	72.71	(6.07)	(6.17)	1.20	0.95	(1.17)	(0.92)	47,259	—

Ultra MSCI Japan
Year ended May 31, 2019	41.94	0.14	(10.73)	—		(10.59)	(0.06)	(1.28)	—	(1.34)	30.01	(25.03)	(25.04)	4.18	0.95	(2.82)	0.41	5,251	—

Year ended May 31, 2018(i)	34.24	(0.10)	7.80	—		7.70	—	—	—	—	41.94	22.51	22.82	1.42	0.95	(0.71)	(0.25)	9,437	—

Year ended May 31, 2017(i)	26.70	(0.22)	7.76	—		7.54	—	—	—	—	34.24	28.21	27.40	1.52	0.95	(1.31)	(0.74)	10,271	—

Year ended May 31, 2016(i)	34.14	(0.26)	(7.18)	—		(7.44)	—	—	—	—	26.70	(21.80)	(21.40)	1.46	0.95	(1.39)	(0.88)	10,013	—

Year ended May 31, 2015(i)	27.13	(0.27)	7.28	—		7.01	—	—	—	—	34.14	25.84	26.03	1.27	0.95	(1.25)	(0.93)	25,607	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

678	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

Ultra Nasdaq Biotechnology
Year ended May 31, 2019	$55.88	$(0.13)	$(12.08)		$—	$(12.21)	$—	$—	$—	$—	$43.67	(21.85)%	(21.82)%	1.06%	0.95%	(0.35)%	(0.24)%	$207,454	31%

Year ended May 31, 2018	45.61	(0.21)	10.48		—	10.27	—	—	—	—	55.88	22.54	22.71	1.04	0.95	(0.46)	(0.37)	363,252	25

Year ended May 31, 2017	46.29	(0.20)	(0.48	)(i)	—	(0.68)	—	—	—	—	45.61	(1.48)	(1.62)	1.04	0.95	(0.54)	(0.45)	342,040	28

Year ended May 31, 2016	88.62	(0.44)	(41.89)		—	(42.33)	—	—	—	—	46.29	(47.77)	(47.74)	1.04	0.95	(0.77)	(0.68)	483,734	59

Year ended May 31, 2015(h)	40.37	(0.47)	48.72		—	48.25	—	—	—	—	88.62	119.54	119.46	1.04	0.95	(0.81)	(0.72)	979,243	41

Ultra Oil & Gas
Year ended May 31, 2019	43.32	0.56	(19.40)		—	(18.84)	(0.56)	—	—	(0.56)	23.92	(43.83)	(43.77)	1.07	0.95	1.53	1.65	71,168	14

Year ended May 31, 2018	32.18	0.68	11.16		—	11.84	(0.70)	—	—	(0.70)	43.32	37.30	37.33	1.04	0.95	1.83	1.92	126,699	14

Year ended May 31, 2017	35.59	0.43	(3.38)		—	(2.95)	(0.46)	—	—	(0.46)	32.18	(8.49)	(8.54)	1.04	0.95	1.03	1.12	127,915	5

Year ended May 31, 2016	52.04	0.62	(16.65)		—	(16.03)	(0.42)	—	—	(0.42)	35.59	(30.79)	(30.78)	1.08	0.95	1.69	1.82	148,605	15

Year ended May 31, 2015	79.94	0.71	(28.06)		—	(27.35)	(0.55)	—	—	(0.55)	52.04	(34.31)	(33.64)	1.06	0.95	1.04	1.14	165,228	15

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	679

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE															RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra QQQ®
Year ended May 31, 2019	$84.91	$0.12	$(1.60)		$—	$(1.48)	$(0.10)	$—	$—	$(0.10)	$83.33	(1.74	) %	(1.92	) %	0.99%	0.95%	0.10%		0.13%	$1,691,571	7%

Year ended May 31, 2018(l)	60.76	(0.02)	24.17		—	24.15	— (h)	—	—	— (h)	84.91	39.75		39.85		0.99	0.95	(0.07)		(0.03)	1,783,133	2

Year ended May 31, 2017(l)	37.52	0.02	23.28		—	23.30	(0.06)	—	—	(0.06)	60.76	62.19		62.47		1.00	0.95	—	(j)	0.05	1,257,752	4

Year ended May 31, 2016(l)	38.50	0.07	(0.98)		—	(0.91)	(0.07)	—	—	(0.07)	37.52	(2.40)		(2.63)		1.01	0.95	0.12		0.18	874,130	10

Year ended May 31, 2015(k)(l)	26.81	0.02	11.75		—	11.77	(0.08)	—	—	(0.08)	38.50	44.02		44.22		1.01	0.95	—	(j)	0.06	1,028,076	8

Ultra Real Estate
Year ended May 31, 2019	61.06	1.26	13.65		—	14.91	(0.86)	—	—	(0.86)	75.11	24.82		24.75		1.04	0.95	1.79		1.88	137,733	6

Year ended May 31, 2018(l)	60.63	1.06	(0.01	)(i)	—	1.05	(0.62)	—	—	(0.62)	61.06	1.68		1.64		1.03	0.95	1.63		1.71	131,803	4

Year ended May 31, 2017(l)	57.08	0.56	3.39		—	3.95	(0.40)	—	—	(0.40)	60.63	6.97		6.90		1.01	0.95	0.88		0.94	167,258	5

Year ended May 31, 2016(l)	50.82	0.74	6.09		—	6.83	(0.57)	—	—	(0.57)	57.08	13.58		13.61		1.02	0.95	1.41		1.48	203,143	16

Year ended May 31, 2015(l)	44.36	0.57	6.38		—	6.95	(0.49)	—	—	(0.49)	50.82	15.69		15.70		1.00	0.95	1.09		1.13	252,012	14

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Less than 0.005%.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(l)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

680	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Russell2000
Year ended May 31, 2019	$78.80	$0.32	$(18.24)	$—	$(17.92)	$(0.25)	$—	$—	$(0.25)	$60.63	(22.70	) %	(22.78	) %	1.25%	0.95%	0.14%	0.44%	$160,681	41%

Year ended May 31, 2018(i)	56.48	0.12	22.28	—	22.40	(0.08)	—	—	(0.08)	78.80	39.66		39.78		1.37	0.95	(0.24)	0.18	263,967	15

Year ended May 31, 2017(i)	40.59	0.10	15.93	—	16.03	(0.14)	—	—	(0.14)	56.48	39.55		39.58		1.29	0.95	(0.14)	0.21	158,157	62

Year ended May 31, 2016(i)	48.22	0.10	(7.63)	—	(7.53)	(0.10)	—	—	(0.10)	40.59	(15.63)		(15.51)		1.18	0.95	0.02	0.25	166,404	37

Year ended May 31, 2015(i)	40.24	0.06	7.98 (i)	—	8.04	(0.06)	—	—	(0.06)	48.22	20.00		19.79		1.09	0.95	0.01	0.14	207,359	179

Ultra S&P500®
Year ended May 31, 2019	110.39	0.99	0.14 (i)	—	1.13	(0.76)	—	—	(0.76)	110.76	1.04		1.00		0.90	0.90	0.87	0.87	2,215,265	5

Year ended May 31, 2018	88.61	0.74	21.53	—	22.27	(0.49)	—	—	(0.49)	110.39	25.17		25.13		0.90	0.90	0.72	0.72	2,340,284	3

Year ended May 31, 2017	66.35	0.48	22.11	—	22.59	(0.33)	—	—	(0.33)	88.61	34.15		34.37		0.90	0.90	0.63	0.63	1,860,832	4

Year ended May 31, 2016	67.38	0.58	(1.20)	—	(0.62)	(0.41)	—	—	(0.41)	66.35	(0.89)		(1.02)		0.90	0.90	0.94	0.94	1,499,470	7

Year ended May 31, 2015(h)	55.70	0.53	11.47	—	12.00	(0.32)	—	—	(0.32)	67.38	21.58		21.64		0.89	0.89	0.86	0.86	1,923,779	31

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	681

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Semiconductors
Year ended May 31, 2019	$49.14	$0.42	$(16.47)	$—	$(16.05)	$(0.31)	$—	$—	$(0.31)	$32.78	(32.72	) %	(32.67	) %	1.13%	0.95%	0.84%	1.02%	$38,511	38%

Year ended May 31, 2018(j)	30.00	0.26	19.03	—	19.29	(0.15)	—	—	(0.15)	49.14	64.38		64.91		1.09	0.95	0.51	0.65	79,845	18

Year ended May 31, 2017(i)(j)	14.64	0.14	15.33	—	15.47	(0.11)	—	—	(0.11)	30.00	106.03		105.09		1.25	0.95	0.36	0.66	45,003	24

Year ended May 31, 2016(i)(j)	17.21	0.10	(2.60)	—	(2.50)	(0.07)	—	—	(0.07)	14.64	(14.53)		(14.28)		1.47	0.95	0.23	0.75	24,150	54

Year ended May 31, 2015(i)(j)	10.81	0.09	6.45	—	6.54	(0.14)	—	—	(0.14)	17.21	60.68		61.09		1.26	0.95	0.35	0.67	38,713	50

Ultra SmallCap600
Year ended May 31, 2019	113.63	0.45	(29.28)	—	(28.83)	(0.26)	—	—	(0.26)	84.54	(25.36)		(25.80)		1.35	0.95	0.02	0.42	23,249	18

Year ended May 31, 2018	79.08	0.07	34.48	—	34.55	—	—	—	—	113.63	43.68		44.31		1.53	0.95	(0.50)	0.08	28,407	17

Year ended May 31, 2017	57.71	(0.02)	21.45	—	21.43	(0.06)	—	—	(0.06)	79.08	37.12		37.54		1.48	0.95	(0.55)	(0.02)	23,724	20

Year ended May 31, 2016	60.00	0.07	(2.31)	—	(2.24)	(0.05)	—	—	(0.05)	57.71	(3.71)		(4.16)		1.81	0.95	(0.72)	0.13	18,756	26

Year ended May 31, 2015(h)	50.67	0.03	9.30	—	9.33	—	—	—	—	60.00	18.40		18.93		1.44	0.95	(0.44)	0.05	20,999	17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.
(j)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

682	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE															RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Technology
Year ended May 31, 2019	$105.24	$0.26		$(3.37)	$—	$(3.11)	$(0.29)	$—	$—	$(0.29)	$101.84	(2.92	) %	(3.09	) %	0.99%	0.95%	0.21%	0.25%	$300,442	14%

Year ended May 31, 2018(l)	69.52	0.14		35.69	—	35.83	(0.11)	—	—	(0.11)	105.24	51.57		51.56		1.00	0.95	0.12	0.17	342,018	5

Year ended May 31, 2017(l)	39.42	—	(h)	30.15	—	30.15	(0.05)	—	—	(0.05)	69.52	76.56		76.97		1.04	0.95	(0.08)	0.01	229,402	16

Year ended May 31, 2016(l)	41.68	0.10		(2.27)	—	(2.17)	(0.09)	—	—	(0.09)	39.42	(5.23)		(5.31)		1.08	0.95	0.12	0.25	102,485	8

Year ended May 31, 2015(j)(l)	31.03	0.07		10.67	—	10.74	(0.09)	—	—	(0.09)	41.68	34.66		34.51		1.04	0.95	0.10	0.19	166,731	14

Ultra Telecommunications
Year ended May 31, 2019	35.66	0.66		0.91	—	1.57	(0.70)	—	—	(0.70)	36.53	4.67		(0.19)		7.94	0.95	(5.29)	1.70	913	221

Year ended May 31, 2018	52.69	0.52		(16.91)	—	(16.39)	(0.64)	—	—	(0.64)	35.66	(31.38)		(27.70)		3.82	0.95	(1.70)	1.16	2,674	106

Year ended May 31, 2017(k)	50.10	0.48		2.65 (i)	—	3.13	(0.54)	—	—	(0.54)	52.69	6.29		7.03		2.35	0.95	(0.53)	0.86	5,269	157

Year ended May 31, 2016(k)	46.36	0.34		3.94	—	4.28	(0.40)	—	(0.14)	(0.54)	50.10	9.40		9.32		3.51	0.95	(1.77)	0.79	5,010	30

Year ended May 31, 2015(k)	46.28	0.57		(0.01)	—	0.56	(0.48)	—	—	(0.48)	46.36	1.19		4.28		2.78	0.95	(0.60)	1.23	6,954	158

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.
(l)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	683

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Utilities
Year ended May 31, 2019	$44.68	$0.94	$11.97		$—	$12.91	$(0.81)	$—	$—	$(0.81)	$56.78	29.38%	29.52%	1.65%	0.95%	1.14%	1.85%	$17,035	5%

Year ended May 31, 2018	47.88	0.85	(3.33)		—	(2.48)	(0.72)	—	—	(0.72)	44.68	(5.22)	(6.99)	1.51	0.95	1.26	1.82	12,286	25

Year ended May 31, 2017(h)	39.34	0.65	8.51		—	9.16	(0.62)	—	—	(0.62)	47.88	23.56	25.81	1.65	0.95	0.89	1.58	15,562	6

Year ended May 31, 2016(h)	31.51	0.59	7.90		—	8.49	(0.66)	—	—	(0.66)	39.34	27.56	26.45	1.60	0.95	1.22	1.86	17,701	10

Year ended May 31, 2015(h)	28.96	0.63	2.62	(i)	—	3.25	(0.70)	—	—	(0.70)	31.51	11.22	12.38	1.33	0.95	1.61	1.99	33,081	7

UltraPro Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	(0.06)	4.71		—	4.65	—	—	—	—	44.65	11.63	11.80	2.63	0.95	(2.01)	(0.33)	4,465	6

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

684	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Dow30SM
Year ended May 31, 2019	$86.71	$0.96	$(2.98	)(i)	$—	$(2.02)	$(0.60)	$—	$—	$(0.60)	$84.09	(2.33)%	(2.46)%	0.96%	0.95%	1.02%	1.04%	$407,844	2%

Year ended May 31, 2018(j)	57.45	0.61	28.89		—	29.50	(0.24)	—	—	(0.24)	86.71	51.32	51.32	0.96	0.95	0.71	0.72	576,616	1

Year ended May 31, 2017(j)	34.23	0.04	23.27		—	23.31	(0.09)	—	—	(0.09)	57.45	68.22	68.49	1.02	0.95	0.02	0.09	166,606	3

Year ended May 31, 2016(j)	36.49	0.31	(2.44	)(i)	—	(2.13)	(0.13)	—	—	(0.13)	34.23	(5.83)	(6.04)	1.03	0.95	0.92	1.00	140,323	5

Year ended May 31, 2015(h)(j)	29.13	0.20	7.29		—	7.49	(0.13)	—	—	(0.13)	36.49	25.77	25.92	1.03	0.95	0.53	0.61	109,474	24

UltraPro Financial Select Sector
Year ended May 31, 2019	90.59	0.86	(19.60)		—	(18.74)	(0.62)	—	—	(0.62)	71.23	(20.68)	(20.76)	1.23	0.95	0.75	1.03	24,931	21

Year ended May 31, 2018	61.67	0.54	28.62		—	29.16	(0.24)	—	—	(0.24)	90.59	47.25	47.80	1.20	0.95	0.32	0.57	56,619	18

Year ended May 31, 2017(k)	36.90	0.11	24.69		—	24.80	(0.03)	—	—	(0.03)	61.67	67.21	66.20	1.75	0.95	(0.60)	0.19	21,586	30

Year ended May 31, 2016(k)	43.43	0.21	(6.62)		—	(6.41)	(0.12)	—	—	(0.12)	36.90	(14.79)	(14.88)	2.33	0.95	(0.83)	0.55	9,226	116

Year ended May 31, 2015(k)	32.37	0.14	11.07		—	11.21	(0.15)	—	—	(0.15)	43.43	34.67	35.99	2.01	0.95	(0.68)	0.38	13,030	18

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	685

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE															RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

UltraPro MidCap400
Year ended May 31, 2019	$119.18	$0.61	$(32.40)		$—	$(31.79)	$(0.31)	$—	$—	$(0.31)	$87.08	(26.64	) %	(28.43	) %	1.32%	0.95%	0.19%	0.56%	$19,593	41%

Year ended May 31, 2018	86.45	0.14	32.59		—	32.73	—	—	—	—	119.18	37.87		41.22		1.28	0.95	(0.19)	0.14	35,754	16

Year ended May 31, 2017	58.19	(0.12)	28.39		—	28.27	(0.01)	—	—	(0.01)	86.45	48.57		48.78		1.26	0.95	(0.47)	(0.16)	36,739	61

Year ended May 31, 2016	65.87	0.08	(7.73)		—	(7.65)	(0.03)	—	—	(0.03)	58.19	(11.61)		(11.44)		1.41	0.95	(0.31)	0.14	27,641	59

Year ended May 31, 2015(h)	49.74	0.06	16.13		—	16.19	(0.06)	—	—	(0.06)	65.87	32.55		32.42		1.16	0.95	(0.10)	0.11	49,403	17

UltraPro Nasdaq Biotechnology
Year ended May 31, 2019	32.22	(0.09)	(11.98)		—	(12.07)	—	—	—	—	20.15	(37.47)		(37.28)		1.36	0.95	(0.70)	(0.29)	25,183	32

Year ended May 31, 2018	25.30	(0.13)	7.05		—	6.92	—	—	—	—	32.22	27.33		27.13		1.27	0.95	(0.71)	(0.39)	37,049	51

Year ended May 31, 2017	27.95	(0.12)	(2.53	)(i)	—	(2.65)	—	—	—	—	25.30	(9.48)		(9.86)		1.32	0.95	(0.83)	(0.46)	34,158	45

June 22, 2015* through May 31, 2016(j)	100.00	(0.22)	(71.83)		—	(72.05)	—	—	—	—	27.95	(72.05)		(71.91)		1.36	0.95	(1.02)	(0.61)	43,326	128

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 13, 2015.

686	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro QQQ®
Year ended May 31, 2019	$55.76	$0.14	$(5.65)		$—	$(5.51)	$(0.06)	$—	$—	$(0.06)	$50.19	(9.85)%	(10.01)%	0.98%	0.95%	0.22%	0.25%	$3,189,760	15%

Year ended May 31, 2018(m)	35.37	(0.06)	20.45		—	20.39	—	—	—	—	55.76	57.64	57.84	0.98	0.95	(0.15)	(0.12)	3,448,958	2

Year ended May 31, 2017(k)(m)	17.46	(0.08)	17.99		—	17.91	—	—	—	—	35.37	102.57	103.31	1.00	0.95	(0.41)	(0.36)	1,772,188	16

Year ended May 31, 2016(k)(m)	19.17	(0.01)	(1.70	)(i)	—	(1.71)	—	—	—	—	17.46	(8.92)	(9.27)	1.01	0.95	(0.13)	(0.07)	1,152,489	35

Year ended May 31, 2015(k)(m)	11.40	(0.02)	7.80		—	7.78	(0.01)	—	—	(0.01)	19.17	68.23	68.63	1.01	0.95	(0.20)	(0.14)	1,035,208	9

UltraPro Russell2000
Year ended May 31, 2019	95.44	0.29	(34.72)		—	(34.43)	(0.17)	—	—	(0.17)	60.84	(36.03)	(36.02)	1.56	0.95	(0.26)	0.35	76,056	24

Year ended May 31, 2018(l)	59.65	— (h)	35.79		—	35.79	—	—	—	—	95.44	59.98	60.17	1.53	0.95	(0.58)	— (j)	152,699	14

Year ended May 31, 2017(l)	37.53	(0.12)	22.26		—	22.14	(0.02)	—	—	(0.02)	59.65	59.00	59.15	1.58	0.95	(0.86)	(0.23)	113,344	24

Year ended May 31, 2016(l)	51.11	(0.08)	(13.50)		—	(13.58)	—	—	—	—	37.53	(26.57)	(26.51)	1.47	0.95	(0.73)	(0.20)	93,820	138

Year ended May 31, 2015(l)	40.07	(0.04)	11.08		—	11.04	—	—	—	—	51.11	27.55	27.25	1.24	0.95	(0.37)	(0.08)	107,327	38

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Less than 0.005%.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.
(l)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.
(m)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	687

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro S&P500®
Year ended May 31, 2019	$46.32	$0.42	$(1.72	)(i)	$—	$(1.30)	$(0.28)	$—	$—	$(0.28)	$44.74	(2.77)%	(2.89)%	0.92%	0.92%	0.87%	0.87%	$1,105,011	15%

Year ended May 31, 2018(j)	34.13	0.18	12.04		—	12.22	(0.03)	—	—	(0.03)	46.32	35.82	35.93	0.92	0.92	0.43	0.43	1,445,225	3

Year ended May 31, 2017(j)	22.31	(0.06)	11.91		—	11.85	(0.03)	—	—	(0.03)	34.13	53.16	53.44	0.95	0.95	(0.21)	(0.21)	880,462	93

Year ended May 31, 2016(j)	23.62	0.12	(1.38	)(i)	—	(1.26)	(0.05)	—	—	(0.05)	22.31	(5.30)	(5.47)	0.95	0.95	0.57	0.57	689,508	18

Year ended May 31, 2015(h)(j)	18.06	0.10	5.53		—	5.63	(0.07)	—	—	(0.07)	23.62	31.19	31.31	0.95	0.95	0.46	0.46	800,588	6

UltraPro Short 20+ Year Treasury
Year ended May 31, 2019	26.61	0.24	(6.95)		—	(6.71)	(0.18)	—	—	(0.18)	19.72	(25.37)	(27.02)	1.00	0.95	0.82	0.87	36,975	—

Year ended May 31, 2018	27.43	0.04	(0.86)		—	(0.82)	—	—	—	—	26.61	(3.02)	(1.89)	0.98	0.95	0.13	0.16	95,117	—

Year ended May 31, 2017	27.99	(0.16)	(0.40	)(i)	—	(0.56)	—	—	—	—	27.43	(1.99)	(2.05)	0.99	0.95	(0.63)	(0.59)	84,359	—

Year ended May 31, 2016	40.84	(0.30)	(12.55)		—	(12.85)	—	—	—	—	27.99	(31.46)	(32.21)	1.03	0.95	(0.92)	(0.85)	74,874	—

Year ended May 31, 2015	62.98	(0.45)	(21.69)		—	(22.14)	—	—	—	—	40.84	(35.15)	(34.35)	1.02	0.95	(1.01)	(0.94)	105,155	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

688	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Communication Services Select Sector
January 15, 2019* through May 31, 2019	$40.00	$0.09	$(7.35)	$—	$(7.26)	$(0.03)	$—	$—	$(0.03)	$32.71	(18.15	) %	(18.39	) %	3.23%	0.95%	(1.59	) %	0.69%	$3,271	—%

UltraPro Short Dow30SM
Year ended May 31, 2019(i)	74.05	1.11	(12.67)	—	(11.56)	(0.99)	—	—	(0.99)	61.50	(15.73)		(15.64)		0.98	0.95	1.77		1.81	254,249	—

Year ended May 31, 2018(i)	131.71	0.63	(58.09)	—	(57.46)	(0.20)	—	—	(0.20)	74.05	(43.63)		(43.65)		1.00	0.95	0.65		0.70	177,459	—

Year ended May 31, 2017(h)(i)	243.51	(0.75)	(111.05)	—	(111.80)	—	—	—	—	131.71	(45.92)		(46.03)		0.97	0.95	(0.45)		(0.43)	202,052	—

Year ended May 31, 2016(h)(i)	296.62	(2.34)	(50.77)	—	(53.11)	—	—	—	—	243.51	(17.91)		(17.71)		1.01	0.95	(0.85)		(0.80)	188,719	—

Year ended May 31, 2015(h)(i)	432.51	(3.18)	(132.71)	—	(135.89)	—	—	—	—	296.62	(31.42)		(31.53)		1.04	0.95	(0.98)		(0.90)	142,744	—

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	689

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE															RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

UltraPro Short Financial Select Sector
Year ended May 31, 2019	$8.02	$0.08	$(0.35)		$—	$(0.27)	$(0.05)	$—	$—	$(0.05)	$7.70	(3.47	) %	(2.86	) %	6.59%	0.95%	(4.63	) %	1.01%	$1,491	—%

Year ended May 31, 2018	15.38	0.02	(7.38)		—	(7.36)	—	—	—	—	8.02	(47.87)		(48.51)		6.01	0.95	(4.85)		0.21	751	—

Year ended May 31, 2017(j)	33.45	(0.13)	(17.94)		—	(18.07)	—	—	—	—	15.38	(54.02)		(53.80)		4.99	0.95	(4.67)		(0.63)	2,210	—

Year ended May 31, 2016(j)	41.86	(0.36)	(8.05	)(i)	—	(8.41)	—	—	—	—	33.45	(20.09)		(22.76)		3.19	0.95	(3.12)		(0.88)	2,300	—

Year ended May 31, 2015(j)	67.08	(0.48)	(24.74)		—	(25.22)	—	—	—	—	41.86	(37.60)		(35.05)		3.14	0.95	(3.13)		(0.94)	3,924	—

UltraPro Short MidCap400
Year ended May 31, 2019	9.01	0.10	0.79(i	)	—	0.89	(0.04)	—	—	(0.04)	9.86	9.82		12.55		4.18	0.95	(2.18)		1.04	2,650	—

Year ended May 31, 2018	14.44	— (h)	(5.43)		—	(5.43)	—	—	—	—	9.01	(37.57)		(37.90)		3.42	0.95	(2.44)		0.03	1,971	—

Year ended May 31, 2017	25.49	(0.10)	(10.95)		—	(11.05)	—	—	—	—	14.44	(43.36)		(44.34)		2.77	0.95	(2.40)		(0.58)	3,157	—

Year ended May 31, 2016	30.22	(0.27)	(4.46)		—	(4.73)	—	—	—	—	25.49	(15.66)		(15.56)		2.73	0.95	(2.60)		(0.82)	4,299	—

Year ended May 31, 2015	47.43	(0.36)	(16.85)		—	(17.21)	—	—	—	—	30.22	(36.29)		(36.47)		2.19	0.95	(2.17)		(0.93)	5,097	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 12, 2017.

690	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE															RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Nasdaq Biotechnology
Year ended May 31, 2019	$19.06	$0.06	$(1.34	)(i)	$—	$(1.28)	$(0.02)	$—	$—	$(0.02)	$17.76	(6.74	) %	(6.72	) %	2.62%	0.95%	(1.31	) %	0.36%	$5,326	—%

Year ended May 31, 2018(j)	35.47	(0.08)	(16.33)		—	(16.41)	—	—	—	—	19.06	(46.25)		(46.81)		2.08	0.95	(1.46)		(0.33)	3,812	—

Year ended May 31, 2017(j)	53.49	(0.32)	(17.70)		—	(18.02)	—	—	—	—	35.47	(33.68)		(33.11)		1.77	0.95	(1.59)		(0.77)	7,094	—

June 22, 2015* through May 31, 2016	40.00	(0.46)	13.95		—	13.49	—	—	—	—	53.49	33.72		33.65		1.54	0.95	(1.46)		(0.87)	5,349	—

UltraPro Short QQQ®
Year ended May 31, 2019(k)	59.94	1.00	(15.50)		—	(14.50)	(0.96)	—	—	(0.96)	44.48	(24.46)		(24.35)		1.00	0.95	2.06		2.11	1,130,668	—

Year ended May 31, 2018(k)	121.43	0.78	(62.01)		—	(61.23)	(0.26)	—	—	(0.26)	59.94	(50.46)		(50.55)		1.01	0.95	0.84		0.89	584,899	—

Year ended May 31, 2017(h)(k)	280.42	(0.83)	(158.16)		—	(158.99)	—	—	—	—	121.43	(56.70)		(56.83)		1.01	0.95	(0.49)		(0.43)	495,886	—

Year ended May 31, 2016(h)(k)	372.07	(2.73)	(88.92)		—	(91.65)	—	—	—	—	280.42	(24.63)		(24.37)		1.03	0.95	(0.89)		(0.82)	546,807	—

Year ended May 31, 2015(h)(k)	757.57	(4.66)	(380.84)		—	(385.50)	—	—	—	—	372.07	(50.89)		(50.98)		1.05	0.95	(1.02)		(0.91)	345,302	—

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	691

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Russell2000
Year ended May 31, 2019	$25.14	$0.35	$3.77	$—	$4.12	$(0.31)	$—	$—	$(0.31)	$28.95	16.43%	16.48%	1.11%	0.95%	1.21%	1.36%	$81,442	—%

Year ended May 31, 2018	48.17	0.16	(23.12)	—	(22.96)	(0.07)	—	—	(0.07)	25.14	(47.68)	(47.68)	1.09	0.95	0.30	0.44	69,478	—

Year ended May 31, 2017(h)	97.53	(0.23)	(49.13)	—	(49.36)	—	—	—	—	48.17	(50.61)	(50.78)	1.06	0.95	(0.49)	(0.38)	111,425	—

Year ended May 31, 2016(h)	103.55	(0.93)	(5.09)	—	(6.02)	—	—	—	—	97.53	(5.80)	(5.70)	1.12	0.95	(0.97)	(0.81)	85,453	—

Year ended May 31, 2015(h)	167.81	(1.20)	(63.06)	—	(64.26)	—	—	—	—	103.55	(38.30)	(38.05)	1.12	0.95	(1.08)	(0.91)	76,486	—

UltraPro Short S&P500®
Year ended May 31, 2019	40.87	0.65	(6.68)	—	(6.03)	(0.63)	—	—	(0.63)	34.21	(14.89)	(14.86)	0.91	0.91	1.84	1.84	610,645	—

Year ended May 31, 2018(i)	63.81	0.37	(23.16)	—	(22.79)	(0.15)	—	—	(0.15)	40.87	(35.72)	(35.76)	0.91	0.91	0.75	0.75	463,787	—

Year ended May 31, 2017(i)	107.58	(0.34)	(43.43)	—	(43.77)	—	—	—	—	63.81	(40.70)	(40.88)	0.90	0.90	(0.41)	(0.41)	697,964	—

Year ended May 31, 2016(i)	133.42	(0.99)	(24.85)	—	(25.84)	—	—	—	—	107.58	(19.37)	(19.05)	0.91	0.91	(0.76)	(0.76)	820,483	—

Year ended May 31, 2015(i)	202.61	(1.44)	(67.75)	—	(69.19)	—	—	—	—	133.42	(34.15)	(34.27)	0.93	0.93	(0.88)	(0.88)	517,208	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

692	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE																RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

UltraShort 7-10 Year Treasury
Year ended May 31, 2019	$22.73	$0.26	$(2.79)		$—		$(2.53)	$(0.21)	$—	$—	$(0.21)	$19.99	(11.21	) %	(11.83	) %	0.97%	0.95%	1.12%	1.14%	$66,966	—%

Year ended May 31, 2018	21.23	0.04	1.46		—		1.50	—	—	—	—	22.73	7.03		7.53		0.95	0.95	0.19	0.19	142,045	—

Year ended May 31, 2017	21.20	(0.12)	0.15		—		0.03	—	—	—	—	21.23	0.14		0.09		0.97	0.95	(0.57)	(0.55)	125,279	—

Year ended May 31, 2016	23.68	(0.18)	(2.30)		—		(2.48)	—	—	—	—	21.20	(10.44)		(10.65)		0.98	0.95	(0.83)	(0.80)	155,850	—

Year ended May 31, 2015	26.89	(0.23)	(2.98)		—	(h)	(3.21)	—	—	—	—	23.68	(11.94)		(11.87)		0.98	0.95	(0.93)	(0.90)	250,964	—

UltraShort 20+ Year Treasury
Year ended May 31, 2019	36.01	0.45	(6.34)		—		(5.89)	(0.43)	—	—	(0.43)	29.69	(16.54)		(17.80)		0.90	0.90	1.22	1.22	886,565	—

Year ended May 31, 2018	36.35	0.13	(0.44	)(i)	—		(0.31)	(0.03)	—	—	(0.03)	36.01	(0.86)		(0.07)		0.89	0.89	0.35	0.35	1,843,935	—

Year ended May 31, 2017	36.37	(0.17)	0.15		—		(0.02)	—	—	—	—	36.35	(0.06)		(0.03)		0.90	0.90	(0.47)	(0.47)	2,053,938	—

Year ended May 31, 2016	45.92	(0.35)	(9.20)		—		(9.55)	—	—	—	—	36.37	(20.79)		(21.48)		0.93	0.93	(0.82)	(0.82)	2,116,937	—

Year ended May 31, 2015	60.47	(0.46)	(14.09)		—	(h)	(14.55)	—	—	—	—	45.92	(24.07)		(23.43)		0.93	0.93	(0.89)	(0.89)	3,016,996	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	693

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Basic Materials
Year ended May 31, 2019	$26.50	$0.15	$6.27	$—	$6.42	$(0.06)	$—	$—	$(0.06)	$32.86	24.22%	25.02%	2.15%	0.95%	(0.68	) %	0.51%	$5,598	—%

Year ended May 31, 2018(h)	36.80	(0.03)	(10.27)	—	(10.30)	—	—	—	—	26.50	(27.99)	(29.37)	2.01	0.95	(1.16)		(0.10)	4,515	—

Year ended May 31, 2017(h)	53.94	(0.30)	(16.84)	—	(17.14)	—	—	—	—	36.80	(31.77)	(30.96)	1.70	0.95	(1.43)		(0.68)	8,114	—

Year ended May 31, 2016(h)	54.50	(0.58)	0.02 (i)	—	(0.56)	—	—	—	—	53.94	(1.02)	0.22	1.43	0.95	(1.34)		(0.85)	14,589	—

Year ended May 31, 2015(h)	58.91	(0.52)	(3.89)	—	(4.41)	—	—	—	—	54.50	(7.49)	(8.56)	1.61	0.95	(1.56)		(0.90)	12,015	—

UltraShort Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	0.20	(4.69)	—	(4.49)	(0.09)	—	—	(0.09)	35.42	(11.23)	(11.39)	3.08	0.95	(0.64)		1.50	3,542	—

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

694	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

UltraShort Consumer Goods
Year ended May 31, 2019	$16.41	$0.17	$(1.23)	$—	$(1.06)	$(0.13)	$—	$—	$(0.13)	$15.22	(6.43	) %	(6.18	) %	3.75%	0.95%	(1.70	) %	1.10%	$3,234	—%

Year ended May 31, 2018	15.20	0.04	1.17	—	1.21	—	—	—	—	16.41	7.94		7.99		3.75	0.95	(2.53)		0.27	2,665	—

Year ended May 31, 2017	19.66	(0.10)	(4.36)	—	(4.46)	—	—	—	—	15.20	(22.68)		(22.90)		3.67	0.95	(3.30)		(0.58)	1,709	—

Year ended May 31, 2016	24.90	(0.19)	(5.05)	—	(5.24)	—	—	—	—	19.66	(21.05)		(20.77)		4.88	0.95	(4.77)		(0.84)	2,211	—

Year ended May 31, 2015	31.56	(0.26)	(6.40)	—	(6.66)	—	—	—	—	24.90	(21.11)		(21.41)		4.05	0.95	(4.04)		(0.94)	4,045	—

UltraShort Consumer Services
Year ended May 31, 2019	21.57	0.29	(4.93)	—	(4.64)	(0.24)	—	—	(0.24)	16.69	(21.58)		(21.30)		7.14	0.95	(4.63)		1.57	623	—

Year ended May 31, 2018	28.51	0.08	(7.00)	—	(6.92)	(0.02)	—	—	(0.02)	21.57	(24.27)		(28.36)		4.82	0.95	(3.55)		0.32	1,344	—

Year ended May 31, 2017	40.31	(0.18)	(11.62)	—	(11.80)	—	—	—	—	28.51	(29.29)		(26.49)		4.24	0.95	(3.81)		(0.52)	1,776	—

Year ended May 31, 2016	46.04	(0.35)	(5.38)	—	(5.73)	—	—	—	—	40.31	(12.43)		(10.02)		3.56	0.95	(3.40)		(0.79)	2,512	—

Year ended May 31, 2015(h)	69.80	(0.53)	(23.23)	—	(23.76)	—	—	—	—	46.04	(34.04)		(35.32)		2.41	0.95	(2.37)		(0.91)	4,027	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	695

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Dow30SM
Year ended May 31, 2019	$34.05	$0.50	$(3.35)	$—	$(2.85)	$(0.45)	$—	$—	$(0.45)	$30.75	(8.44	) %	(8.45	) %	1.01%	0.95%	1.59%	1.64%	$143,100	—%

Year ended May 31, 2018(j)	49.19	0.25	(15.29)	—	(15.04)	(0.10)	—	—	(0.10)	34.05	(30.57)		(30.61)		0.99	0.95	0.59	0.63	143,173	—

Year ended May 31, 2017(j)	73.49	(0.27)	(24.03)	—	(24.30)	—	—	—	—	49.19	(33.07)		(33.08)		0.98	0.95	(0.50)	(0.46)	229,012	—

Year ended May 31, 2016(j)	81.74	(0.69)	(7.56)	—	(8.25)	—	—	—	—	73.49	(10.10)		(10.08)		0.99	0.95	(0.87)	(0.83)	216,310	—

Year ended May 31, 2015(j)	103.91	(0.83)	(21.34)	—	(22.17)	—	—	—	—	81.74	(21.33)		(21.29)		1.01	0.95	(0.97)	(0.90)	226,294	—

UltraShort Financials
Year ended May 31, 2019	20.55	0.11	(1.64)	—	(1.53)	(0.05)	—	—	(0.05)	18.97	(7.44)		(7.38)		1.20	0.95	0.32	0.57	27,413	—

Year ended May 31, 2018	29.03	— (h)	(8.48)	—	(8.48)	—	—	—	—	20.55	(29.21)		(29.41)		1.13	0.95	(0.16)	0.02	27,635	—

Year ended May 31, 2017	42.76	(0.17)	(13.56)	—	(13.73)	—	—	—	—	29.03	(32.12)		(31.82)		1.10	0.95	(0.64)	(0.49)	49,924	—

Year ended May 31, 2016	48.25	(0.40)	(5.09)	—	(5.49)	—	—	—	—	42.76	(11.38)		(11.55)		1.10	0.95	(0.97)	(0.82)	55,371	—

Year ended May 31, 2015(i)	65.00	(0.50)	(16.25)	—	(16.75)	—	—	—	—	48.25	(25.76)		(25.83)		1.13	0.95	(1.08)	(0.90)	56,449	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.
(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

696	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE China 50
Year ended May 31, 2019	$61.78	$0.63	$7.39	$—		$8.02	$(0.26)	$—	$—	$(0.26)	$69.54	13.02%	12.97%	1.20%	0.95%	0.68%	0.93%	$38,384	—%

Year ended May 31, 2018(j)	99.51	0.03	(37.76)	—		(37.73)	—	—	—	—	61.78	(37.91)	(38.02)	1.20	0.95	(0.21)	0.04	27,923	—

Year ended May 31, 2017(j)	165.98	(0.71)	(65.76)	—		(66.47)	—	—	—	—	99.51	(40.05)	(40.27)	1.15	0.95	(0.77)	(0.57)	43,798	—

Year ended May 31, 2016(j)	112.87	(1.40)	54.51	—		53.11	—	—	—	—	165.98	47.05	47.77	1.13	0.95	(1.01)	(0.83)	62,681	—

Year ended May 31, 2015(j)	248.62	(1.61)	(134.14)	—	(h)	(135.75)	—	—	—	—	112.87	(54.60)	(54.61)	1.18	0.95	(1.13)	(0.90)	46,855	—

UltraShort FTSE Europe
Year ended May 31, 2019	31.32	0.27	2.98	—		3.25	(0.14)	—	—	(0.14)	34.43	10.37	10.13	1.31	0.95	0.43	0.79	16,770	—

Year ended May 31, 2018	36.36	0.04	(5.08)	—		(5.04)	—	—	—	—	31.32	(13.87)	(13.74)	1.17	0.95	(0.11)	0.11	18,386	—

Year ended May 31, 2017	55.55	(0.30)	(18.89)	—		(19.19)	—	—	—	—	36.36	(34.56)	(34.56)	1.09	0.95	(0.74)	(0.60)	32,254	—

Year ended May 31, 2016	51.12	(0.49)	4.92 (i)	—		4.43	—	—	—	—	55.55	8.67	8.63	1.13	0.95	(1.02)	(0.84)	42,337	—

Year ended May 31, 2015	52.38	(0.53)	(0.73)	—	(h)	(1.26)	—	—	—	—	51.12	(2.40)	(2.33)	1.21	0.95	(1.18)	(0.92)	26,178	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	697

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)				RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)		Market value (e)		Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Health Care
Year ended May 31, 2019	$28.86	$0.31	$(4.49)	$—	$(4.18)	$(0.12)	$—	$—	$(0.12)	$24.56	(14.46	) %	(13.10	) %	4.94%	0.95%	(2.67	) %	1.32%	$2,724	—%

Year ended May 31, 2018	37.57	0.04	(8.75)	—	(8.71)	—	—	—	—	28.86	(23.19)		(26.26)		6.35	0.95	(5.25)		0.14	1,036	—

Year ended May 31, 2017	46.71	(0.28)	(8.86)	—	(9.14)	—	—	—	—	37.57	(19.56)		(17.22)		3.49	0.95	(3.17)		(0.64)	1,349	—

Year ended May 31, 2016	48.12	(0.41)	(1.00)	—	(1.41)	—	—	—	—	46.71	(2.95)		(3.54)		3.52	0.95	(3.37)		(0.81)	2,845	—

Year ended May 31, 2015(h)	86.03	(0.56)	(37.35)	—	(37.91)	—	—	—	—	48.12	(44.07)		(44.43)		4.39	0.95	(4.33)		(0.90)	1,729	—

UltraShort Industrials
Year ended May 31, 2019	16.37	0.16	(1.58)	—	(1.42)	(0.11)	—	—	(0.11)	14.84	(8.75)		(8.49)		3.38	0.95	(1.41)		1.02	2,386	—

Year ended May 31, 2018	22.10	0.04	(5.77)	—	(5.73)	—	—	—	—	16.37	(25.93)		(26.47)		3.16	0.95	(2.00)		0.21	3,042	—

Year ended May 31, 2017	33.98	(0.15)	(11.73)	—	(11.88)	—	—	—	—	22.10	(34.95)		(34.83)		2.81	0.95	(2.41)		(0.55)	3,002	—

Year ended May 31, 2016	39.83	(0.34)	(5.51)	—	(5.85)	—	—	—	—	33.98	(14.70)		(14.24)		2.57	0.95	(2.45)		(0.83)	4,615	—

Year ended May 31, 2015	48.83	(0.40)	(8.60)	—	(9.00)	—	—	—	—	39.83	(18.43)		(19.15)		3.05	0.95	(3.00)		(0.90)	4,415	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.

698	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)

UltraShort MidCap400
Year ended May 31, 2019	$17.39	$0.22	$1.48		$—	$1.70	$(0.17)	$—	$—	$(0.17)	$18.92	9.83%	11.13%	2.90%	0.95%	(0.72)%	1.23%	$2,923	—%

Year ended May 31, 2018	23.41	0.04	(6.06)		—	(6.02)	—	—	—	—	17.39	(25.73)	(26.36)	2.39	0.95	(1.23)	0.22	3,556	—

Year ended May 31, 2017	33.69	(0.17)	(10.11)		—	(10.28)	—	—	—	—	23.41	(30.51)	(30.63)	1.93	0.95	(1.57)	(0.60)	4,787	—

Year ended May 31, 2016	36.71	(0.33)	(2.69)		—	(3.02)	—	—	—	—	33.69	(8.22)	(8.20)	2.02	0.95	(1.90)	(0.83)	6,889	—

Year ended May 31, 2015	48.84	(0.40)	(11.73)		—	(12.13)	—	—	—	—	36.71	(24.85)	(24.83)	1.83	0.95	(1.80)	(0.92)	5,671	—

UltraShort MSCI Brazil Capped
Year ended May 31, 2019	53.89	0.42	(26.81)		—	(26.39)	(0.20)	—	—	(0.20)	27.30	(49.00)	(49.02)	1.14	0.95	0.96	1.15	29,616	—

Year ended May 31, 2018(j)	68.24	0.06	(14.41)		—	(14.35)	—	—	—	—	53.89	(21.04)	(21.01)	1.18	0.95	(0.11)	0.12	30,170	—

Year ended May 31, 2017(j)	200.11	(0.46)	(131.41)		—	(131.87)	—	—	—	—	68.24	(65.90)	(65.93)	1.12	0.95	(0.69)	(0.52)	30,707	—

Year ended May31, 2016(h)(j)	229.92	(2.24)	(27.57	)(i)	—	(29.81)	—	—	—	—	200.11	(12.97)	(12.86)	1.20	0.95	(1.10)	(0.85)	61,031	—

Year ended May31, 2015(h)(j)	170.56	(1.66)	61.01		0.01	59.36	—	—	—	—	229.92	34.81	34.68	1.35	0.95	(1.32)	(0.92)	29,885	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective November 13, 2015.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	699

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2019	$23.15	$0.18	$2.65	$—		$2.83	$(0.09)	$—	$—	$(0.09)	$25.89	12.24%	12.11%	2.87%	0.95%	(1.23)%	0.70%	$3,557	—%

Year ended May 31, 2018	27.32	0.03	(4.20)	—		(4.17)	—	—	—	—	23.15	(15.26)	(15.09)	3.00	0.95	(1.94)	0.11	3,181	—

Year ended May 31, 2017	39.69	(0.23)	(12.14)	—		(12.37)	—	—	—	—	27.32	(31.18)	(31.29)	2.11	0.95	(1.82)	(0.66)	3,754	—

Year ended May 31, 2016	35.96	(0.36)	4.09 (i)	—		3.73	—	—	—	—	39.69	10.38	10.35	2.34	0.95	(2.25)	(0.86)	7,439	—

Year ended May 31, 2015	37.99	(0.37)	(1.66)	—	(h)	(2.03)	—	—	—	—	35.96	(5.34)	(5.32)	2.62	0.95	(2.58)	(0.92)	3,144	—

UltraShort MSCI Emerging Markets
Year ended May 31, 2019	42.20	0.47	4.21	—		4.68	(0.31)	—	—	(0.31)	46.57	11.11	11.05	1.26	0.95	0.70	1.01	19,271	—

Year ended May 31, 2018(j)	58.06	0.10	(15.96)	—		(15.86)	—	—	—	—	42.20	(27.31)	(27.45)	1.18	0.95	(0.01)	0.22	15,352	—

Year ended May 31, 2017(j)	103.71	(0.40)	(45.25)	—		(45.65)	—	—	—	—	58.06	(44.02)	(44.03)	1.12	0.95	(0.69)	(0.52)	32,161	—

Year ended May 31, 2016(j)	86.13	(0.91)	18.49	—		17.58	—	—	—	—	103.71	20.41	20.42	1.06	0.95	(0.92)	(0.81)	57,450	—

Year ended May 31, 2015(j)	92.79	(0.80)	(5.86)	—	(h)	(6.66)	—	—	—	—	86.13	(7.17)	(7.06)	1.20	0.95	(1.15)	(0.90)	36,514	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amount is less than $0.005.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

700	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI Japan
Year ended May 31, 2019	$26.01	$0.02	$5.51	$—	$5.53	$(0.01)	$—	$—	$(0.01)	$31.53	21.26%	21.50%	2.01%	0.95%	(1.00)%	0.06%	$7,091	—%

Year ended May 31, 2018	34.57	(0.04)	(8.52)	—	(8.56)	—	—	—	—	26.01	(24.78)	(25.42)	1.66	0.95	(0.84)	(0.13)	5,199	—

Year ended May 31, 2017	48.16	(0.27)	(13.32)	—	(13.59)	—	—	—	—	34.57	(28.22)	(27.90)	1.48	0.95	(1.18)	(0.66)	10,369	—

Year ended May 31, 2016	46.92	(0.42)	1.66 (i)	—	1.24	—	—	—	—	48.16	2.64	2.36	1.48	0.95	(1.35)	(0.83)	18,055	—

Year ended May 31, 2015	66.57	(0.55)	(19.11)	0.01	(19.65)	—	—	—	—	46.92	(29.51)	(29.61)	1.76	0.95	(1.74)	(0.93)	9,380	—

UltraShort Nasdaq Biotechnology
Year ended May 31, 2019	20.12	0.23	0.35	—	0.58	(0.15)	—	—	(0.15)	20.55	2.95	3.15	1.21	0.95	1.03	1.28	26,408	—

Year ended May 31, 2018	29.03	0.02	(8.93)	—	(8.91)	—	—	—	—	20.12	(30.69)	(30.75)	1.12	0.95	(0.06)	0.10	31,888	—

Year ended May 31, 2017	36.12	(0.17)	(6.92)	—	(7.09)	—	—	—	—	29.03	(19.64)	(19.61)	1.11	0.95	(0.70)	(0.54)	54,714	—

Year ended May 31, 2016	29.71	(0.29)	6.70	—	6.41	—	—	—	—	36.12	21.55	21.26	1.08	0.95	(0.97)	(0.84)	68,082	—

Year ended May 31, 2015(h)	82.28	(0.41)	(52.16)	—	(52.57)	—	—	—	—	29.71	(63.89)	(63.81)	1.15	0.95	(1.12)	(0.92)	112,465	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 6, 2014.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	701

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Oil & Gas
Year ended May 31, 2019	$31.03	$0.26	$14.97	$—	$15.23	$(0.19)	$—	$—	$(0.19)	$46.07	49.15%	49.61%	1.31%	0.95%	0.37%	0.74%	$19,218	—%

Year ended May 31, 2018	48.40	0.03	(17.40)	—	(17.37)	—	—	—	—	31.03	(35.89)	(35.92)	1.18	0.95	(0.15)	0.08	23,801	—

Year ended May 31, 2017	51.67	(0.23)	(3.04)	—	(3.27)	—	—	—	—	48.40	(6.33)	(6.41)	1.11	0.95	(0.68)	(0.52)	34,708	—

Year ended May 31, 2016	50.95	(0.50)	1.22 (i)	—	0.72	—	—	—	—	51.67	1.41	1.49	1.12	0.95	(0.96)	(0.79)	55,135	—

Year ended May 31, 2015	41.23	(0.43)	10.15	—	9.72	—	—	—	—	50.95	23.57	23.60	1.14	0.95	(1.10)	(0.91)	44,177	—

UltraShort QQQ®
Year ended May 31, 2019	42.90	0.75	(6.28)	—	(5.53)	(0.69)	—	—	(0.69)	36.68	(13.01)	(12.94)	1.03	0.95	1.88	1.95	355,626	—

Year ended May 31, 2018(h)	66.84	0.36	(24.17)	—	(23.81)	(0.13)	—	—	(0.13)	42.90	(35.64)	(35.63)	1.02	0.95	0.59	0.66	257,160	—

Year ended May 31, 2017(h)	115.58	(0.44)	(48.30)	—	(48.74)	—	—	—	—	66.84	(42.17)	(42.27)	1.03	0.95	(0.56)	(0.48)	281,358	—

Year ended May 31, 2016(h)	134.54	(1.07)	(17.89)	—	(18.96)	—	—	—	—	115.58	(14.09)	(14.04)	1.03	0.95	(0.91)	(0.83)	389,736	—

Year ended May 31, 2015(h)	212.73	(1.49)	(76.70)	—	(78.19)	—	—	—	—	134.54	(36.75)	(36.82)	1.04	0.95	(1.00)	(0.90)	337,622	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

702	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Real Estate
Year ended May 31, 2019	$30.41	$0.33	$(7.87)	$—	$(7.54)	$(0.22)	$—	$—	$(0.22)	$22.65	(24.94)%	(24.88)%	1.32%	0.95%	0.88%	1.25%	$21,421	—%

Year ended May 31, 2018	32.86	0.05	(2.50)	—	(2.45)	—	—	—	—	30.41	(7.45)	(7.63)	1.18	0.95	(0.07)	0.16	21,160	—

Year ended May 31, 2017	38.46	(0.19)	(5.41)	—	(5.60)	—	—	—	—	32.86	(14.57)	(14.50)	1.19	0.95	(0.78)	(0.53)	34,364	—

Year ended May 31, 2016	50.39	(0.38)	(11.55)	—	(11.93)	—	—	—	—	38.46	(23.67)	(23.68)	1.24	0.95	(1.09)	(0.80)	38,299	—

Year ended May31, 2015(h)	64.01	(0.49)	(13.13)	—	(13.62)	—	—	—	—	50.39	(21.28)	(21.32)	1.32	0.95	(1.26)	(0.89)	32,645	—

UltraShort Russell2000
Year ended May 31, 2019	14.93	0.18	2.02	—	2.20	(0.16)	—	—	(0.16)	16.97	14.83	14.83	1.08	0.95	1.03	1.16	98,592	—

Year ended May 31, 2018	22.59	0.09	(7.72)	—	(7.63)	(0.03)	—	—	(0.03)	14.93	(33.77)	(33.84)	1.06	0.95	0.36	0.47	88,972	—

Year ended May 31, 2017	35.34	(0.11)	(12.64)	—	(12.75)	—	—	—	—	22.59	(36.10)	(36.12)	1.05	0.95	(0.51)	(0.41)	174,120	—

Year ended May 31, 2016	35.51	(0.32)	0.15	—	(0.17)	—	—	—	—	35.34	(0.48)	(0.62)	1.04	0.95	(0.91)	(0.82)	217,694	—

Year ended May 31, 2015	47.93	(0.38)	(12.04)	—	(12.42)	—	—	—	—	35.51	(25.91)	(25.74)	1.05	0.95	(1.01)	(0.91)	193,873	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	703

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort S&P500®
Year ended May 31, 2019	$38.73	$0.59	$(3.51)		$—	$(2.92)	$(0.56)	$—	$—	$(0.56)	$35.25	(7.60)%	(7.60)%	0.89%	0.89%	1.65%	1.65%	$1,131,491	—%

Year ended May 31, 2018(j)	51.32	0.28	(12.76)		—	(12.48)	(0.11)	—	—	(0.11)	38.73	(24.31)	(24.33)	0.90	0.90	0.63	0.63	848,104	—

Year ended May 31, 2017(j)	72.17	(0.27)	(20.58)		—	(20.85)	—	—	—	—	51.32	(28.89)	(29.00)	0.89	0.89	(0.44)	(0.44)	1,418,175	—

Year ended May 31, 2016(j)	81.21	(0.62)	(8.42)		—	(9.04)	—	—	—	—	72.17	(11.13)	(10.94)	0.90	0.90	(0.76)	(0.76)	2,167,620	—

Year ended May 31, 2015(j)	106.07	(0.79)	(24.07)		—	(24.86)	—	—	—	—	81.21	(23.44)	(23.58)	0.91	0.91	(0.86)	(0.86)	1,376,227	—

UltraShort Semiconductors
Year ended May 31, 2019(l)	29.82	0.37	2.66	(i)	—	3.03	(0.34)	—	—	(0.34)	32.51	10.15	9.44	2.47	0.95	(0.33)	1.19	7,119	—

Year ended May 31, 2018(k)(l)	61.67	0.12	(31.97)		—	(31.85)	—	—	—	—	29.82	(51.65)	(51.57)	2.71	0.95	(1.50)	0.26	3,920	—

Year ended May 31, 2017(k)(l)	146.96	(0.48)	(84.81)		—	(85.29)	—	—	—	—	61.67	(58.04)	(58.54)	2.33	0.95	(1.90)	(0.52)	4,255	—

Year ended May 31, 2016(k)(l)	161.46	(1.58)	(12.92	)(i)	—	(14.50)	—	—	—	—	146.96	(8.98)	(7.47)	3.31	0.95	(3.21)	(0.84)	2,792	—

Year ended May 31, 2015(h)(k)(l)	315.73	(1.91)	(152.36)		—	(154.27)	—	—	—	—	161.46	(48.86)	(49.39)	3.07	0.95	(3.01)	(0.89)	3,067	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 6, 2014.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.
(k)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.
(l)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

704	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort SmallCap600
Year ended May 31, 2019	$13.16	$0.17	$2.29	$—	$2.46	$(0.13)	$—	$—	$(0.13)	$15.49	18.83%	17.33%	3.39%	0.95%	(1.22)%	1.22%	$3,459	—%

Year ended May 31, 2018	20.59	0.04	(7.47)	—	(7.43)	—	—	—	—	13.16	(36.11)	(35.88)	3.37	0.95	(2.21)	0.22	2,281	—

Year ended May 31, 2017	31.79	(0.14)	(11.06)	—	(11.20)	—	—	—	—	20.59	(35.22)	(34.72)	3.22	0.95	(2.86)	(0.59)	2,540	—

Year ended May 31, 2016	35.85	(0.31)	(3.75)	—	(4.06)	—	—	—	—	31.79	(11.34)	(10.55)	2.89	0.95	(2.78)	(0.83)	3,920	—

Year ended May 31, 2015	47.35	(0.39)	(11.11)	—	(11.50)	—	—	—	—	35.85	(24.27)	(25.22)	2.44	0.95	(2.41)	(0.93)	4,422	—

UltraShort Technology
Year ended May 31, 2019(i)	25.38	0.30	(4.18)	—	(3.88)	(0.22)	—	—	(0.22)	21.28	(15.34)	(15.28)	2.68	0.95	(0.43)	1.30	5,354	—

Year ended May 31, 2018(i)	44.04	0.07	(18.73)	—	(18.66)	—	—	—	—	25.38	(42.37)	(42.74)	2.87	0.95	(1.71)	0.21	3,212	—

Year ended May 31, 2017(i)	84.45	(0.38)	(40.03)	—	(40.41)	—	—	—	—	44.04	(47.85)	(47.52)	2.78	0.95	(2.43)	(0.59)	2,270	—

Year ended May 31, 2016(i)	96.57	(0.84)	(11.28)	—	(12.12)	—	—	—	—	84.45	(12.55)	(12.30)	2.22	0.95	(2.12)	(0.85)	4,352	—

Year ended May 31, 2015(h)(i)	145.52	(1.01)	(47.94)	—	(48.95)	—	—	—	—	96.57	(33.64)	(34.12)	2.60	0.95	(2.54)	(0.90)	7,391	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.
(i)	Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	705

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Utilities
Year ended May 31, 2019	$25.82	$0.11	$(7.25)		$—	$(7.14)	$(0.04)	$—	$—	$(0.04)	$18.64	(27.69)%	(27.75)%	2.41%	0.95%	(0.98)%	0.49%	$4,427	—%

Year ended May 31, 2018	25.90	(0.04)	(0.04	)(i)	—	(0.08)	—	—	—	—	25.82	(0.32)	0.00 (j)	1.78	0.95	(0.98)	(0.15)	5,487	—

Year ended May 31, 2017	35.17	(0.20)	(9.07)		—	(9.27)	—	—	—	—	25.90	(26.35)	(26.83)	1.72	0.95	(1.39)	(0.62)	7,447	—

Year ended May 31, 2016	50.80	(0.41)	(15.22)		—	(15.63)	—	—	—	—	35.17	(30.77)	(30.06)	2.63	0.95	(2.53)	(0.85)	3,956	—

Year ended May 31, 2015(h)	63.73	(0.49)	(12.44)		—	(12.93)	—	—	—	—	50.80	(20.28)	(21.04)	2.66	0.95	(2.62)	(0.92)	8,255	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)	Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.
(i)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)	Less than 0.005%.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Funds in their current SAI, dated October 1, 2019, as may be amended from time to time, and most recent annual report to shareholders, dated May 31, 2019, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Copies of the SAI, and each Fund’s annual and semi-annual reports are available, free of charge, online at ProShares.com. You may also request a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.publicinfo@sec.gov.publicinfo@sec.gov.

© 2019 ProShare Advisors LLC. All rights reserved.	OCT19

PROSPECTUS  OCTOBER 1, 2019

TOLZ	DJ Brookfield Global Infrastructure ETF
EQRR	Equities for Rising Rates ETF
PEX	Global Listed Private Equity ETF
HDG	Hedge Replication ETF
HYHG	High Yield — Interest Rate Hedged
RINF	Inflation Expectations ETF
IGHG	Investment Grade — Interest Rate Hedged
OILK	K-1 Free Crude Oil Strategy ETF
CSM	Large Cap Core Plus

FUT	Managed Futures Strategy ETF
MRGR	Merger ETF
ALTS	Morningstar Alternatives Solution ETF
EFAD	MSCI EAFE Dividend Growers ETF
EMDV	MSCI Emerging Markets Dividend Growers ETF
EUDV	MSCI Europe Dividend Growers ETF
RALS	RAFITM Long/Short
SMDV	Russell 2000 Dividend Growers ETF

SPXB	S&P500® Bond ETF
NOBL	S&P500® Dividend Aristocrats ETF
SPXE	S&P500® Ex-Energy ETF
SPXN	S&P500® Ex-Financials ETF
SPXV	S&P500® Ex-Health Care ETF
SPXT	S&P500® Ex-Technology ETF
REGL	S&P MidCap 400® Dividend Aristocrats ETF
EMSH	Short Term USD Emerging Markets Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

All Funds are listed on Cboe BZX U.S. Equities Exchange, except TOLZ, HDG, RINF, RALS, SPXB, SPXE, SPXN, SPXV, SPXT (listed on NYSE Arca) and EQRR (listed on The Nasdaq Stock Market). Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	DJ Brookfield Global Infrastructure ETF

9	Equities for Rising Rates ETF

13	Global Listed Private Equity ETF

18	Hedge Replication ETF

24	High Yield — Interest Rate Hedged

30	Inflation Expectations ETF

36	Investment Grade — Interest Rate Hedged

42	K-1 Free Crude Oil Strategy ETF

47	Large Cap Core Plus

52	Managed Futures Strategy ETF

58	Merger ETF

64	Morningstar Alternatives Solution ETF

73	MSCI EAFE Dividend Growers ETF

78	MSCI Emerging Markets Dividend Growers ETF

83	MSCI Europe Dividend Growers ETF

88	RAFITM Long/Short

93	Russell 2000 Dividend Growers ETF

97	S&P 500® Bond ETF

100	S&P 500® Dividend Aristocrats ETF

103	S&P 500® Ex-Energy ETF

106	S&P 500® Ex-Financials ETF

110	S&P 500® Ex-Health Care ETF

114	S&P 500® Ex-Technology ETF

118	S&P MidCap 400® Dividend Aristocrats ETF

122	Short Term USD Emerging Markets Bond ETF

127	Investment Objectives, Principal Investment Strategies and Related Risks

155	Management of ProShares Trust

158	Determination of NAV

159	Distributions

159	Dividend Reinvestment Services

162	Financial Highlights

PROSHARES.COM	3

Summary Section

4	:: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF	PROSHARES.COM

Investment Objective

ProShares DJ Brookfield Global Infrastructure ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%

Other Expenses	0.00%

Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses	0.46%

*

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the annual report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$47	$148	$258	$579

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 14% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. The Index is comprised of constituents with more than 70% of estimated cash flows (based on publicly available information) derived from pure-play infrastructure assets. Current Index constituents meeting all other eligibility requirements will remain eligible for Index inclusion if at least 60% of estimated cash flows are derived from pure-play infrastructure assets. Cash flows from pure-play infrastructure assets include those from the following: Airports; Toll Roads; Ports; Communications (exclusive of cash flow from telecom services); Electricity Transmission & Distribution; Oil & Gas Storage & Transportation; Water; or Diversified (multiple infrastructure assets). Additionally, companies must have a developed market listing and meet minimum market capitalization and trading volume requirements. Index weights are based on a float adjusted market capitalization methodology subject to stock, country and industry constraints. The Index is rebalanced semi-annually in June and December and reweighted on a quarterly basis in March, June, September, and December. The Index is published under the Bloomberg ticker symbol “DJBGICUT.”

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies, including Master Limited Partnerships (“MLPs”), which are commonly taxed as partnerships and publicly traded on national securities exchanges. The Fund generally does not intend to invest more than 25% of its total assets in MLPs.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index and may overweight or underweight securities of the Index in relation to their composition in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis. In addition, ProShare Advisors does not forecast market movement or trends.

PROSHARES.COM	DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF ::	5

The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry, group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the energy and the utilities industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the change in the performance of the Fund and change in the level of the Index on such day. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Energy Industry Risk — The Fund is subject to risks faced by companies in the energy sector (including, for example, companies in the oil, gas and consumable fuels industry), including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.

•

Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may

6	:: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF	PROSHARES.COM

include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of risks, including: high interest costs in connection with capital construction programs; high degrees of leverage; economic slowdowns; surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and corruption in publicly funded projects.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Find shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Master Limited Partnership Risk — The Fund may invest in MLPs, which are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes. Changes in U.S. tax laws could revoke the pass-through attributes that provide the potential tax efficiencies that may make MLPs attractive investment structures.

•

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in

PROSHARES.COM	DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF ::	7

increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: rate setting by governmental bodies; an inverse relationship between the value of regulated utility instruments and the movement of interest rates; and operational and management risks as utilities diversify.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results

(before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2016): 8.79%

Worst Quarter (ended 9/30/2015): -9.10%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 20.18%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-7.98%	2.37%	3/25/2014

After Taxes on Distributions	-8.70%	1.58%	—

After Taxes on Distributions and Sale of Shares	-4.13%	1.78%	—

Dow Jones Brookfield Global Infrastructure Composite Index#	-8.54%	2.00%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are net returns that reflect the reduction of withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

8	:: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF	PROSHARES.COM

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

PROSHARES.COM	EQUITIES FOR RISING RATES ETF ::	9

Investment Objective

ProShares Equities for Rising Rates ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the “Index”). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury interest rates (“interest rates”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.35%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$36	$113	$197	$443

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 89% of the average value of its entire portfolio.

Principal Investment Strategies

The Index is constructed and maintained by The Nasdaq Group, Inc. (the “Index Provider). The component securities of the Index are selected by the Index Provider from a universe (the “Universe”) of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates. For these purposes, “interest rates” are 10-year U.S. Treasury yields. While the Index is designed to provide relative outperformance as compared to the Universe during periods of rising interest rates, it is likely to underperform during periods of falling or flat interest rates. On a quarterly basis, the Index selects the five most interest rate sensitive industry sectors in the Universe. A sector’s interest rate sensitivity is based on the correlation of weekly sector performance to weekly percentage changes in 10-year U.S. Treasury yields over the prior three-year period. The highest correlated sector receives a 30% weight in the Index; 2nd highest: 25%; 3rd highest: 20%; 4th highest: 15%; 5th highest: 10%. Within each of these five sectors, 10 stocks are selected for inclusion in the Index. The stocks selected exhibit the strongest correlation of over (and under) performance (compared to the Universe) to increases (and decreases) in 10-year U.S. Treasury yields based on weekly observations over the past three-years. If there are less than 10 stocks in any of the selected large-cap sectors, top-ranked mid-cap stocks are selected until there are 10 securities in each sector. Within each of the five sectors, stocks are equally weighted. The Index is rebalanced quarterly in March, June, September and December. The stocks included in the Index must meet certain capitalization and liquidity requirements. Factors such as the general performance of the U.S. equity market may have a much greater influence on the performance of the Index (and as a result the Fund) than changes in interest rates. While the Index is designed to provide relative outperformance as compared to the Universe during periods of rising interest rates, it is likely to underperform during periods of falling or flat interest rates. The Index historically has been more volatile than an investment in a traditional market-cap weighted large-cap equity index. The Index is published under the Bloomberg ticker symbol “NQERR.”

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the components of the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment

10	:: EQUITIES FOR RISING RATES ETF	PROSHARES.COM

research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.
•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns or that the Index will perform better in periods of rising rates than other indexes (such as the S&P 500) or investments. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform, and the Fund could lose value, while other indices or measures of market performance increase in value. The component securities of the Universe differ from the component securities of the S&P 500, which may cause the Index to underperform the S&P 500. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

•	Investment Style Risk — Market performance tends to be cyclical; certain investment styles may fall in and out of favor. If the market is not favoring the Fund’s investment approach, the

PROSHARES.COM	EQUITIES FOR RISING RATES ETF ::	11

Fund’s performance may lag behind other funds using different investment styles. Performance of the Index (and as a result the Fund) could be particularly poor if the equity market declines at the same time that interest rates fall. There is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments when the Universe has positive returns and interest rates are rising sharply. The Index historically has been more volatile than an investment in a traditional market-cap weighted large-cap equity index.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

12	:: EQUITIES FOR RISING RATES ETF	PROSHARES.COM

Annual Returns as of December 31

Best Quarter (ended 6/30/2018): 3.93%

Worst Quarter (ended 12/31/2018): -23.87%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 11.53%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-17.88%	-2.73%	7/24/2017

After Taxes on Distributions	-18.28%	-3.17%	—

After Taxes on Distributions and Sale of Shares	-10.21%	-1.98%	—

Nasdaq U.S. Large Cap Equities for Rising Rates Index #	-17.64%	-2.38%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since July 2017 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

PROSHARES.COM	GLOBAL LISTED PRIVATE EQUITY ETF ::	13

Investment Objective

ProShares Global Listed Private Equity ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%

Other Expenses	0.72%

Acquired Fund Fees and Expenses*	2.53%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.75%

Fee Waiver/Reimbursement**	-0.62%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	3.13%

*

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as business development companies and/or exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the annual report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.

**

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 0.60% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$316	$1,090	$1,883	$3,954

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 25% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, published by LPX AG (“LPX”), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-initial public offering listed investments, represent more than 80% of the total assets of the company. LPX considers direct private equity investments to be direct investments noted on the balance sheet of the listed private equity company in the equity, mezzanine or debt facility of an underlying private company or investments in limited partnerships managed by the management portion of the listed private equity company. Each candidate for the Index will have a majority of its assets invested in or exposed to private companies or have a stated intention to have a majority of its assets invested in or exposed to private companies. The Index applies a liquidity screen to qualifying companies and then includes up to 30 of the remaining companies based on, among other things, greater relative trading volume (i.e., trading volume relative to the market capitalization of the company). The Index historically has included securities of all market capitalizations, from micro- to large-cap. The Index is reconstituted quarterly and is published under the Bloomberg ticker symbol “LPXDITU.”

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies, including in large part business development companies (“BDCs”) for U.S. domiciled companies. BDCs are specialized investment vehicles that provide financing to small- and middle-market companies and offer managerial expertise, as needed, to assist those companies.

14	:: GLOBAL LISTED PRIVATE EQUITY ETF	PROSHARES.COM

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro,

PROSHARES.COM	GLOBAL LISTED PRIVATE EQUITY ETF ::	15

their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults;, and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars or linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Fund, and increased correlation risk. Further the limitation on dealers may cause delays in execution, which may also increase correlation risk.

•	Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of

16	:: GLOBAL LISTED PRIVATE EQUITY ETF	PROSHARES.COM

certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Risks Relating to Investing in Business Development Companies (BDCs) — BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are closed-end investment companies subject to the 1940 Act; however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. A BDC is a domestic company that (1) operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities, and (2) has elected business development company status. As a general matter, a BDC must maintain at least 70% of its investments in certain types of eligible portfolio companies that do not have securities listed on a national securities exchange or that have less than $250 million in aggregate market value. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen.

•	Risks Relating to Investing in Listed Private Equity Companies — The Fund is subject to risks faced by companies in the private equity sector, in particular the returns of such companies’ underlying investments. There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions whose principal business is to invest in and provide mezzanine financing to privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors in such companies may not be able to make a fully informed investment decision. Private equity securities also carry risks associated with unclear ownership and market access constraints. In addition, at times, a private equity company may hold a significant portion of its assets in cash or cash equivalents (e.g., after divesting itself of its interests in a portfolio company upon the portfolio company’s IPO, merger or recapitalization). This may result in lower returns than if the private equity company had invested such cash or cash equivalents in successful portfolio companies.

•	Risks Relating to Restrictions on Investment Company Investments — A significant portion of the Index is composed of BDCs or other investment companies. The Fund may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the Fund’s ability to purchase certain of the securities in the Index in the proportions represented in the Index could be inhibited. In these circumstances, the Fund may be required to use sampling techniques, which could increase “Correlation Risk”, as described above.

•

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be

PROSHARES.COM	GLOBAL LISTED PRIVATE EQUITY ETF ::	17

required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2017): 8.31%

Worst Quarter (ended 12/31/2018): -15.51%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 17.99%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-13.23%	2.41%	5.04%	2/26/2013

After Taxes on Distributions	-14.03%	-0.89%	1.55%	—

After Taxes on Distributions and Sale of Shares	-7.05%	0.84%	2.79%	—

LPX Direct Listed Private Equity Index TR#	-13.05%	2.67%	5.41%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

18	:: HEDGE REPLICATION ETF	PROSHARES.COM

Investment Objective

ProShares Hedge Replication ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (the “Benchmark”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.53%

Fee Waiver/Reimbursement*	-0.58%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lessor of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$426	$779	$1,774

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 106% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Benchmark. The Benchmark, sponsored by Merrill Lynch International (the “Model Sponsor”), seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a systematic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors (“Factors”). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF. The Benchmark is not comprised of, and the Fund does not invest in, any hedge fund or group of hedge funds. It is expected that, at any given point in time, the Fund will be substantially invested in three month U.S. Treasury Bills, which is one of the Factors, or other short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles in order to gain exposure to the three month U.S. Treasury Bill rate. The Benchmark is published under the Bloomberg ticker symbol “MLEIFCTX.”

Because the levels of certain Factors of the Benchmark are not determined at the same time that the Fund’s net asset value (“NAV”) is calculated, correlation to the Benchmark is measured by comparing a combination of the daily total return of: (a) the Factors that are determined at the same time that the Fund’s NAV is determined; and (b) one or more U.S. exchange-traded securities or financial instruments that reflect the values of the Factors that are not determined at the same time that the Fund’s NAV is determined (as of the Fund’s NAV calculation time), to the daily total return of the NAV per share of the Fund.

For a further description of the Benchmark, please see “Additional Information on Certain Underlying Indexes” in the Fund’s Prospectus.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

PROSHARES.COM	HEDGE REPLICATION ETF ::	19

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the securities underlying the Benchmark. The Fund may seek short exposure in an attempt to produce positive returns from a decline in the price of the Benchmark or securities underlying the Benchmark. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Benchmark. The Fund attempts to track the performance of the Benchmark by investing all, or substantially all, of its assets in investments that make up the Benchmark or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities that comprise the Factors of the Benchmark or securities not contained in the Benchmark or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Benchmark. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities (including three-month U.S. Treasury Bills and other money market instruments) and/or financial instruments that, in combination, provide exposure to the Benchmark without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Factors of the Benchmark are so concentrated. As of the close of business on May 31, 2019, the Benchmark was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the Benchmark or an underlying Factor) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps, futures and forwards on the Benchmark or an underlying Factor and swaps, futures and forwards on an ETF that is designed to track the performance of an underlying Factor. The performance of an ETF may not track the performance of the Benchmark or an underlying Factor due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps, futures and forwards that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Benchmark or an underlying Factor as it would if the Fund only used swaps, futures and forwards on the Benchmark or an underlying Factor. Moreover, with respect to the use of swap agreements, if the Benchmark or underlying factor has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the

20	:: HEDGE REPLICATION ETF	PROSHARES.COM

Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Benchmark or an underlying Factor reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Benchmark, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Benchmark include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all Factors in the Benchmark or the securities comprising these Factors and its weighting of investment exposure to Factors may be different from that of the Benchmark. In addition, the Fund may invest in securities not included in the Benchmark. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Benchmark. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Benchmark and may be impacted by Benchmark reconstitutions and Benchmark rebalancing events. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Benchmark. Any of these factors could decrease correlation between the performance of the Fund and the Benchmark and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Benchmark Performance Risk — There can be no guarantee or assurance that the methodology used to create the Benchmark will result in the Fund achieving positive returns. The Benchmark may underperform more traditional indices. The Fund could lose value while the levels of other indices or measures of market performance increase. The Benchmark does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI. Neither ProShare Advisors nor the Model Sponsor has any control over the composition or compilation of the HFRI, and there is no guarantee that the HFRI will continue to be produced.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Benchmark may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Benchmark may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency

PROSHARES.COM	HEDGE REPLICATION ETF ::	21

by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets.

•	Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

•	Long/Short Risk — The Fund seeks long exposure to certain Factors and short exposure to certain other Factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the

22	:: HEDGE REPLICATION ETF	PROSHARES.COM

1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

PROSHARES.COM	HEDGE REPLICATION ETF ::	23

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 2.30%

Worst Quarter (ended 12/31/2018): -5.00%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 6.01%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-4.21%	0.76%	1.11%	7/12/2011

After Taxes on Distributions	-4.39%	0.72%	1.09%	—

After Taxes on Distributions and Sale of Shares	-2.47%	0.57%	0.85%	—

Merrill Lynch Factor Model — Exchange Series#	-3.19%	1.81%	2.10%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Benchmark. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Benchmark.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

24	:: HIGH YIELD — INTEREST RATE HEDGED	PROSHARES.COM

Investment Objective

ProShares High Yield — Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.50%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$51	$160	$280	$628

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 49% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate may be significantly higher.

Principal Investment Strategies

The Index is comprised of (a) long positions in U.S. dollar denominated high yield corporate bonds (“high yield bonds”) and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds. The Index is constructed and maintained by FTSE International Limited. By taking these short Treasury Securities positions, the Index seeks to mitigate the negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely limiting the positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Financial Services, LLC (“S&P”); and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. Pay-in-kind and zero-coupon bonds are excluded. No more than two issues from each issuer are allowed, and no more than two percent (2%) of the Index is allocated to any single issuer. The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis. Relative to a long-only investment in the same high yield bonds, the Index is designed to outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index may be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Index is published under the Bloomberg ticker symbol “CFIIHYHG”.

The Fund invests in a combination of financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in high-yield bonds included in the Index.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Debt Instruments — The Fund invests in debt instruments, primarily high yield bonds, that are issued by corporate issuers that are rated below “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. Those issuers with a greater risk of default — not paying interest or principal in a timely manner — are rated below investment grade. Such debt instruments may include Rule 144A securities, which generally are restricted securities that are only available to “qualified” investors.

PROSHARES.COM	HIGH YIELD — INTEREST RATE HEDGED ::	25

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in U.S. Treasury Securities but may also do so to a limited extent to obtain high yield bond exposure. These derivatives principally include:

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to obtain short exposure to U.S. Treasury Securities.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index, including the general credit profile of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.

The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular high yield bond issuer.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index’s long exposure was concentrated in the industrials industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. This may be due, in many cases, to the impact of a limited trading market in the component bonds on the calculation of the Index.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all instruments in the Index, or its weighting of investment exposure to instruments may be different from that of the Index. In addition, the Fund may invest in instruments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•

Credit Risk — The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is or is perceived to be unable or unwilling to make timely payments to meet its contractual obligations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto. At times when credit risk increases, the price of debt instruments (and therefore the value

26	:: HIGH YIELD — INTEREST RATE HEDGED	PROSHARES.COM

of the Fund) typically decreases. Conversely, when credit risk of the debt instruments decreases, the value of debt instruments (and therefore the value of the Fund) typically increases. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities. The hedging methodology of the Index does not seek to mitigate credit risk.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Hedging Risk — The Index seeks to mitigate the potential negative impact of rising interest rates on the performance of high yield bonds. The short positions in U.S. Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. The hedge cannot fully account for changes in the shape of the interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month that is not addressed by the hedge. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Performance of the Fund could be particularly poor if high yield bond credit deteriorates at the same time interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury securities and other factors.

The Index may also contain a significant allocation to callable high yield bonds, which are subject to prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.

•

High Yield Risk — Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). A lack of liquidity could adversely affect the price at which a particular high yield debt instrument may be sold. Less active markets may also diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk, including causing large fluctuations in the NAV of the Fund’s shares. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a security may be replaced with a lower yielding security. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated

PROSHARES.COM	HIGH YIELD — INTEREST RATE HEDGED ::	27

with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield debt instruments generally and new laws and proposed new laws may adversely impact the market for high yield debt instruments

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Industrials Industry Debt Risk — The Fund is subject to risks related to the debt issued by companies in the industrial economic sector, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of fixed-income markets. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the Fund’s investment positions arising from changing Treasury interest rates. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk. Such other factors may impact debt instrument prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on debt instruments. When interest rates fall, an unhedged investment in the same debt instrument will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Fund is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Because of the nature of high yield bonds, shares typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the

28	:: HIGH YIELD — INTEREST RATE HEDGED	PROSHARES.COM

maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates.

•	Restricted Securities Risk — Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

•	Short Sale Exposure Risk — The Fund may seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2016): 5.65%

Worst Quarter (ended 9/30/2015): -8.19%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 8.28%.

PROSHARES.COM	HIGH YIELD — INTEREST RATE HEDGED ::	29

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-2.20%	0.65%	1.05%	5/21/2013

After Taxes on Distributions	-4.56%	-1.75%	-1.33%	—

After Taxes on Distributions and Sale of Shares	-1.24%	-0.57%	-0.25%	—

FTSE High Yield (Treasury Rate-Hedged) Index#	-1.41%	1.70%	2.08%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

30	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

Investment Objective

ProShares Inflation Expectations ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate Hedged) Index (the “Index”).

Unlike many traditional bond funds, the Fund is not designed to provide a steady stream of income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%

Other Expenses	1.20%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.75%

Fee Waiver/Reimbursement*	-1.45%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.30%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.30% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$31	$409	$813	$1,942

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 120% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund, under normal circumstances, seeks to remain fully exposed to the Index and will invest at least 80% of its total assets in securities of the Index. In addition, the Fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long position in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short position in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation (BEI). The Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels. The Index is constructed and maintained by FTSE International Limited. The Index is published under the Bloomberg ticker symbol “CFIIRINF.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	U.S. Treasury Securities — The Fund has exposure to securities issued by the U.S. Treasury, in particular the following:

¡	U.S. Treasury Inflation-Protected Securities — The Fund generally takes long positions (or obtains long exposure via derivatives, as further described below) in TIPS, which are inflation-protected public obligations of the U.S. Treasury. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, the values of both the principal and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	31

underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the fixed income securities underlying the Index. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure, holding or exposed to each investment in approximately the same proportion as its weighting in the Index. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Breakeven Inflation Investing Risk — The Index tracks the performance of (i) long positions in the most recently issued 30-year TIPS and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (“BEI”) and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.

There is no guarantee that these factors will combine to produce any particular directional changes in the Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is

32	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

possible that the returns of the Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of TIPS. The short positions in U.S. Treasury Securities are not intended to mitigate inflation risk or other factors influencing the BEI, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the TIP positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same TIPS will outperform the Fund. Performance of the Fund could be particularly poor if the BEI deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same TIPS due to the ongoing costs associated with short exposure to Treasury securities.

•

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns, or that the Fund will retain any appreciation in value over extended periods of time. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform, and the Fund could

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	33

lose value, while other indices or measures of market performance increase in value. In addition, the Index adjusts its positions on a daily basis to maintain duration neutrality between its TIPS and Treasury positions. As such, its performance will not reflect the performance of an unadjusted equivalent investment in long TIPS and short Treasury securities over a period of time greater than a single day. Because the Index adjusts its positions to maintain duration neutrality at or about the time of the Fund’s net asset value (“NAV”) calculation, when the Fund’s shares are bought intraday, such shares are unlikely to be duration neutral. Each of these factors could have a negative impact on the performance of the Fund.

•	Inflation-Indexed Security Risk — The value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase, and tend to increase when real interest rates decrease. Real interest rates are generally measured as a nominal interest rate less an inflation rate.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of fixed-income markets. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the Fund’s investment positions arising from changing Treasury interest rates. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk. Such other factors may impact debt instrument prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on debt instruments. When interest rates fall, an unhedged investment in the same debt instrument will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Fund is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

34	:: INFLATION EXPECTATIONS ETF	PROSHARES.COM

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates.

•	Short Sale Exposure Risk — The Fund will seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund. The Fund may not have exposure to all short components of the Index or may have short exposure to securities not included in the Index.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	U.S. Treasury Markets Risk — The U.S. Treasury market, including the market for TIPS, can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

PROSHARES.COM	INFLATION EXPECTATIONS ETF ::	35

Annual Returns as of December 31

Best Quarter (ended 6/30/2015): 4.30%

Worst Quarter (ended 9/30/2015): -10.44%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -0.55%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-1.31%	-4.23%	-3.88%	1/10/2012

After Taxes on Distributions	-2.24%	-5.00%	-4.57%	—

After Taxes on Distributions and Sale of Shares	-0.75%	-3.47%	-3.12%	—

FTSE 30-Year TIPS (Treasury Rate-Hedged) Index#+	-3.43%	-1.03%	-1.12%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Michelle Liu, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and January 2012, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

36	:: INVESTMENT GRADE — INTEREST RATE HEDGED	PROSHARES.COM

Investment Objective

ProShares Investment Grade — Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.30%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$31	$97	$169	$381

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 22% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the investment grade bonds. The Index is constructed and maintained by FTSE International

Limited. By taking short Treasury Security positions the Index seeks to mitigate the negative impact of rising Treasury interest rates (“interest rates”) on the performance of investment grade bonds (conversely limiting the positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. The long investment grade bond positions included in the Index are designed to represent the more liquid universe of investment grade bonds offered within the United States.

Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Financial Services, LLC (“S&P”); have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity. The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.

Relative to a long-only investment in the same investment grade bonds, the Index may outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor if investment grade credit deteriorates at the same time that Treasury interest rates fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates in which the short positions might be expected to mitigate the effect of such rises. The Index is published under the Bloomberg ticker symbol “CFIIIGHG.”

The Fund invests in a combination of financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index) and invest at least 80% of its total assets in investment grade bonds.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Debt Instruments — The Fund invests in debt instruments, primarily investment grade bonds, that are issued by corporate issuers that are rated “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. The bonds invested in by the Fund may include USD-denominated bonds issued by foreign-domiciled companies that are offered for sale in the United States.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an

PROSHARES.COM	INVESTMENT GRADE — INTEREST RATE HEDGED ::	37

underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities but may also do so to a limited extent to obtain investment grade bond exposure. These derivatives principally include:

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will primarily utilize short futures contracts on Treasury Securities.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index, including the general credit profile of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.

The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular investment grade bond issuer.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of May 31, 2019, the Index’s long exposure was concentrated in the financials and industrials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, financing costs associated with the use of derivatives, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the instruments in the Index, or its weighting of investment exposure to those instruments may be different from that of the Index. In addition, the Fund may invest in instruments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•

Credit Risk — The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is or is perceived to be unable or unwilling to make timely payments to meet its contractual obligations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto. At times when credit risk increases, the price of debt instruments (and therefore the value of the Fund) typically decreases. Conversely, when credit risk of the debt instruments decreases, the value of

38	:: INVESTMENT GRADE — INTEREST RATE HEDGED	PROSHARES.COM

debt instruments (and therefore the value of the Fund) typically increases. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities. The hedging methodology of the Index does not seek to mitigate credit risk.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Financials Industry Debt Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability of loan losses defaults, and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of investment grade bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month that is not addressed by the hedge. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

When interest rates fall, an unhedged investment in the same investment grade bonds will outperform the Fund. Performance of the Fund could be particularly poor if investment grade credit deteriorates at the same time that interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same investment grade bonds due to the ongoing costs associated with short exposure to Treasury securities or other factors.

There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Industrials Industry Debt Risk — The Fund is subject to risks related to the debt issued by companies in the industrial economic sector, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

PROSHARES.COM	INVESTMENT GRADE — INTEREST RATE HEDGED ::	39

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of fixed-income markets. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the Fund’s investment positions arising from changing Treasury interest rates. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk. Such other factors may impact debt instrument prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on debt instruments. When interest rates fall, an unhedged investment in the same debt instrument will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Fund is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Because of the nature of investment grade bonds, shares may trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates.

•	Short Sale Exposure Risk — The Fund may seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The

40	:: INVESTMENT GRADE — INTEREST RATE HEDGED	PROSHARES.COM

Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 3.43%

Worst Quarter (ended 12/31/2018): -4.87%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 7.44%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-4.33%	0.79%	1.26%	11/05/2013

After Taxes on Distributions	-5.85%	-0.74%	-0.27%	—

After Taxes on Distributions and Sale of Shares	-2.53%	-0.07%	0.28%	—

FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index#	-4.22%	1.13%	1.67%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

PROSHARES.COM	INVESTMENT GRADE — INTEREST RATE HEDGED ::	41

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

42	:: PROSHARES K-1 FREE CRUDE OIL STRATEGY ETF	PROSHARES.COM

Investment Objective

ProShares K-1 Free Crude Oil Strategy ETF (the “Fund”) seeks to provide total return through actively managed exposure to the West Texas Intermediate crude oil futures markets.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.65%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$66	$208	$362	$810

The Fund pays transaction costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial and other instruments (including through the Subsidiary, as defined below), or “turns over” its portfolio. A higher portfolio turnover rate for the Fund or the Subsidiary may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. This portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund seeks to provide total return through actively managed exposure to the West Texas Intermediate (“WTI”) crude oil futures markets. The Fund’s strategy seeks to outperform certain index based strategies by actively managing the rolling of WTI crude oil futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between WTI crude oil futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on ProShare Advisors LLC’s (“ProShare Advisors”) analysis of the liquidity and cost of establishing and maintaining such positions.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund may sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. During contango environments, the Fund’s active investment strategy attempts to select among the front, second, and third month WTI crude oil contracts in a manner that mitigates negative roll yield and potentially increases Fund returns compared with index-based strategies that use formulaic rolling strategies.

Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund may sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield. During backwardation environments, the Fund’s active strategy attempts to select among the front, second, and third month WTI contracts in a manner that maximizes positive roll yield and potentially increases Fund returns.

The Fund generally will not invest directly in WTI crude oil futures. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by ProShare Advisors, the Fund’s investment advisor, and invests directly in WTI crude oil futures. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will invest up to 25% of its total assets in the Subsidiary. Except as otherwise noted, references to the Fund’s investment strategies and risks include the investment strategies and risks of the Subsidiary.

The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, meet the investment objective of the Fund.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in short-term money market instruments.

•	Commodity Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.

PROSHARES.COM	PROSHARES K-1 FREE CRUDE OIL STRATEGY ETF ::	43

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to remain fully exposed to WTI crude oil futures even during times of adverse market conditions. As such, the Fund should be expected to decrease in value when overall WTI crude oil futures markets deteriorate. During adverse market conditions the Fund seeks to lose less than index-based strategies that formulaically roll to the contract with the next nearest or second nearest expiration. The Fund does not invest in, or seek exposure to, the current “spot” or cash price of physical crude oil.

There can be no assurance that the Fund will outperform index-based or other actively managed strategies that invest in WTI crude oil futures markets.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Commodity Futures Contracts — The Fund obtains investment exposure through the use of commodity futures and does not invest directly in physical commodities. The Fund does not invest in nor seek exposure to the current “spot” or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•	Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies. The Fund’s active strategy should not be expected to provide positive returns when the overall WTI crude oil futures markets deteriorate.
•	Commodity Market Risk — The value of commodity futures contracts typically is based in great part upon the price movements of a physical commodity and the market’s expectations for such moves in the future. The prices of commodity futures contracts may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators’ and/or investor’s demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening U.S. dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. While the futures contracts that the Fund will use will be centrally cleared through exchanges that have been designated as “contracts markets” by the Commodity Futures Trading Commission (“CFTC”), the Fund will still be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to futures contracts entered into by the Fund. For futures contracts these counterparties include both the exchange, which provides a performance guarantee, where the trade is executed, and the futures commission merchant, or brokerage firm, that is a member of the relevant contract market and holds margin on behalf of the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds. The Fund will be subject to credit risk with respect to the amount the Fund expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. The Fund may engage in futures transactions with a limited number of counterparties, which may increase the Fund’s exposure to credit risk associated with any single counterparty.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these

44	:: PROSHARES K-1 FREE CRUDE OIL STRATEGY ETF	PROSHARES.COM

circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses or realizing gains.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This makes the performance of the Fund more susceptible to adverse impact from credit risk than a diversified fund might be. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers.

•	Rolling Futures Contract Risk — The Fund (through its investment in the Subsidiary) has exposure to futures contracts and is subject to risks related to “rolling” of such contracts. The Fund does not intend to hold futures contracts through their expiration dates, but instead intends to “roll” its futures positions. Rolling occurs when the Fund closes out of WTI crude oil futures contracts as they near their expiration date and are replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango have occurred in the past and can in the future cause significant losses for the Fund. ProShare Advisors will utilize active management techniques to seek to (a) mitigate the negative impact of contango or, in certain cases, (b) benefit from the backwardation present in the WTI crude oil futures markets. However, there can be no guarantee that ProShare Advisors will be successful in doing so. There can be no assurance that the Fund’s performance will exceed the performance of a strategy that systematically invests in near month crude oil contracts.

•	Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

PROSHARES.COM	PROSHARES K-1 FREE CRUDE OIL STRATEGY ETF ::	45

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/ 2017): 15.60%

Worst Quarter (ended 12/31/2018): -38.16%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 25.37%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-21.43%	-4.29%	9/26/2016

After Taxes on Distributions	-21.61%	-5.47%	—

After Taxes on Distributions and Sale of Shares	-12.68%	-3.68%	—

Bloomberg WTI Crude Oil Subindex#	-20.46%	-2.66%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Portfolio Manager, and James Linneman, Portfolio Manager have managed the Fund since September 2016 and April 2019, respectively.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	LARGE CAP CORE PLUS ::	47

Investment Objective

ProShares Large Cap Core Plus (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.45%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$46	$144	$252	$567

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 52% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate may be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies (the “Universe”) by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed “130/30” U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. In determining individual constituents and weightings consideration is given to 50 factors including fundamental data from financial statements, consensus earnings forecasts, market pricing and volume data. These 50 factors are grouped into ten equal-weighted factor composites in the following categories: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size. The Index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not the guarantee, of incremental risk-adjusted outperformance as compared to the Universe. The Index is published under the Bloomberg ticker symbol “CS13030.” The long portion (i.e., +130) of the Index is published under the Bloomberg ticker symbol “CS130L” and the short portion (i.e., -30) of the Index is published separately under the Bloomberg ticker symbol “CS130S.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or taking short positions in the equity securities comprising the Index. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to

48	:: LARGE CAP CORE PLUS	PROSHARES.COM

those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments

PROSHARES.COM	LARGE CAP CORE PLUS ::	49

and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps and other instruments correlated with equity markets may fluctuate dramatically from day to- day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Short Sale Exposure Risk — The Fund may seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation

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Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2012): 12.17%

Worst Quarter (ended 12/31/2018): -15.60%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 17.01%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-7.83%	8.23%	13.78%	7/13/2009

After Taxes on Distributions	-8.13%	7.84%	13.48%	—

After Taxes on Distributions and Sale of Shares	-4.38%	6.45%	11.54%	—

Credit Suisse 130/30 Large Cap Index#	-7.20%	8.85%	14.66%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large

PROSHARES.COM	LARGE CAP CORE PLUS ::	51

blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

52	:: MANAGED FUTURES STRATEGY ETF	PROSHARES.COM

Investment Objective

ProShares Managed Futures Strategy ETF (the “Fund”) seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.75%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$77	$240	$417	$930

The Fund pays transaction costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or through the Subsidiary (as defined below) when it buys and sells futures contracts and other instruments (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Subsidiary may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 2,398% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate may be significantly higher.

Principal Investment Strategies

The Fund is an actively managed exchange -traded fund (“ETF”) that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark (the “Benchmark”). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the physical commodities, interest rates and currencies markets by taking long or short positions in related futures contracts. While the Fund generally will seek exposure to the commodity and financial markets included in the Benchmark, the Fund is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. There can be no assurance that the Fund’s performance will be positive or that its performance will exceed the performance of the Benchmark at any time. The Benchmark was formed in August 2014. Accordingly, the Benchmark has limited historical performance.

Under normal market conditions, the Fund invests in a portfolio of commodity futures contracts (“Commodity Futures Contracts”) and currency and U.S. Treasury futures contracts (“Financial Futures Contracts”) (collectively, “Futures Contracts”). The Fund attempts to capture the economic benefit derived from rising and declining trends based on the price changes of these Futures Contracts. Each month, each Futures Contract will generally be positioned long if it is experiencing a positive price trend or short if it is experiencing a negative price trend. This positioning is based on a comparison of the recent returns of each Futures Contract with such contract’s seven-month weighted moving average return. If the returns are greater than or equal to the seven-month weighted moving average return, the Futures Contract is positioned “long.” To be “long” means to hold or have long exposure to an asset with the expectation that its value will increase over time. If the returns are below the seven-month weighted moving average return, the Futures Contract is positioned “short.” To be “short” means to sell or have short exposure to an asset with the expectation that it will fall in value. The Fund will benefit if it is long an asset that increases in value or is short an asset that decreases in value. Conversely, the Fund will be adversely impacted if it is long an asset that decreases in value or short an asset that increases in value.

The Fund will also hold cash or cash equivalents such as short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts. The Fund may also invest up to 100% of its assets in any of these types of cash or cash equivalent instruments.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by ProShare Advisors, the Fund’s investment advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Subsidiary has the same investment objective as the Fund. The Fund will invest up to 25% of its total assets in the Subsidiary. Except as otherwise noted, references to the Fund’s investment strategies and risks include the investment strategies and risks of the Subsidiary.

PROSHARES.COM	MANAGED FUTURES STRATEGY ETF ::	53

The following Futures Contracts are included in the Benchmark as of May 31, 2019: Light Crude; Heating Oil; RBOB Gas; Natural Gas; Copper; Gold; Silver; Lean Hogs; Live Cattle; Corn; Soybeans; Wheat; Coffee; Cocoa; Sugar; Cotton; Australian Dollar; British Pound; Canadian Dollar; Euro; Japanese Yen; Swiss Franc; U.S. Treasury Notes; and U.S. Treasury Bonds.

The Fund will invest principally in the financial instruments set forth below.

•	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to achieve its investment objective.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Futures Contracts — The Fund obtains investment exposure through futures contracts. Investing in Futures Contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities. Because Futures Contracts often require limited initial investment, the use of Futures Contracts also may expose the Fund to losses in excess of those amounts initially invested. These risks include counterparty risk and liquidity risk (each as discussed below). Any costs associated with using futures contracts will also have the effect of lowering the Fund’s return.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

•	Commodity and Currency Risk — Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has historically been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund.

•	Commodity Market Risk — The value of Commodity Futures contracts typically is based upon the price movements of a physical commodity and the market’s expectations for such moves in the future. The prices of Commodity Futures contracts may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, and changes in speculators’ and/or investor’s demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening U.S. dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. While the futures contracts that the Fund will use will be centrally cleared through exchanges that have been designated as “contracts markets” by the Commodity Futures Trading Commission (“CFTC”), the Fund will still be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to futures contracts entered into by the Fund. For futures contracts these counterparties include both the exchange, which provides a performance guarantee, where the trade is executed, and the futures commission merchant, or brokerage firm, that is a member of the relevant contract market and holds margin on behalf of the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds. The Fund will be subject to credit risk with respect to the amount the Fund expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. The Fund may engage in futures transactions with a limited number of counterparties, which may increase the Fund’s exposure to credit risk associated with any single counterparty.

54	:: MANAGED FUTURES STRATEGY ETF	PROSHARES.COM

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Foreign Currency Risk — The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

•	General Risks Related to Commodities, Foreign Currencies and Fixed Income Futures — Futures and futures-related products may be volatile, and certain Futures Contracts often experience sustained periods of high volatility. Price movements of the Futures Contracts included in the Benchmark are influenced by, among other things, changing supply and demand relationships; climate; government, agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

Furthermore, investments in Futures Contracts are not the same as direct or “spot” investments in the underlying commodity, currency or fixed income reference assets. While prices of swaps, Futures Contracts and other derivatives contracts are, as a rule, related to the prices of an underlying cash market, they are not perfectly correlated and often can perform very differently. It is possible that during certain time periods, the performance of different derivatives contracts may be substantially lower or higher than cash market prices for the underlying commodity or financial asset due to differences in derivatives contract terms or as supply, demand or other economic or regulatory factors become more pronounced in either the cash or derivatives markets.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

•	Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•

Monthly Repositioning Risk — The Fund is designed to potentially capture the economic benefit derived from both rising and declining trends in futures prices. In order to accomplish this, the Fund’s Futures Contract positions are rebalanced and repositioned, either long or short, on a monthly basis. As further described in “Additional Information on Certain Underlying Indexes,” long positions or short positions in each Futures Contract are determined based on price movements over the past seven months. In volatile markets, this may result in the Futures Contracts frequently being repositioned from

PROSHARES.COM	MANAGED FUTURES STRATEGY ETF ::	55

long to short and vice versa. If the price movements that caused a particular Futures Contract to be repositioned subsequently reverse themselves, the Fund’s returns will be negatively impacted. For example, if Gold is positioned long for the month of March, and the underlying Futures Contracts decline in price, the Fund will experience losses. Depending on the magnitude of the price decline, Gold may reposition itself to short at month end. If, in April, the market reverses and appreciates in price, Gold will again experience losses, even if the price of Gold futures contracts measured across both months is flat from a performance perspective. Such activity can cause the Fund to lose more, and possibly significantly more, than an investment focused only on long or short positions in the same Futures Contracts.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties and, to the extent that the Fund invests in U.S. Treasury securities, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This makes the performance of the Fund more susceptible to adverse impact from credit risk than a diversified fund might be. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Risks Related to a Managed Futures Strategy — The Fund is an actively managed ETF that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark. The Benchmark seeks to capture the economic benefit from trends (in either direction) in physical commodities, interest rates and currencies by taking long or short positions in related futures contracts and is based on a quantitative trading strategy.

The Fund takes long or short positions primarily based on the performance trends of the individual components. There can be no assurance that such trends are an accurate indicator of future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, The Fund may suffer significant losses. The

Fund’s Benchmark is based on futures prices, not spot prices. Futures can perform very differently from spot prices. The Fund’s exposure to commodity or financial futures markets may subject it to greater volatility than investments in traditional securities, which may adversely affect an investor’s investment in The Fund. Certain index components of The Fund have experienced high volatility in the past.

Certain of these futures contracts are subject to risks related to rolling, which is the process in which The Fund closes out and replaces futures contracts that near expiration with futures contracts with a later expiration. The prices at which The Fund can replace expiring commodity futures contracts or financial futures contracts may be higher or lower in the nearer months than in the more distant months. The pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” The pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in certain commodity futures contracts or financial futures contracts at the time of rolling would be expected to adversely affect long positions held by The Fund and positively affect short positions held by The Fund. The presence of backwardation would be expected to adversely affect short positions and positively affect long positions.

The Fund is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. If such strategy fails to produce the intended results, The Fund could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended.

•

Rolling Futures Contract Risk — The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration, but instead intends to “roll” its futures positions. When the market for these Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past

56	:: MANAGED FUTURES STRATEGY ETF	PROSHARES.COM

and can in the future cause significant losses for the Fund. ProShare Advisors will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•	Short Sale Exposure Risk — The Fund will seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
•	U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 1.79%

Worst Quarter (ended 9/30/2017): -2.49%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -1.04%.

PROSHARES.COM	MANAGED FUTURES STRATEGY ETF ::	57

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	1.57%	0.60%	2/17/2016

After Taxes on Distributions	1.02%	0.40%	—

After Taxes on Distributions and Sale of Shares	0.93%	0.37%	—

S&P® Strategic Futures Index#	2.90%	2.08%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since February 2016 and April 2019 respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

58	:: MERGER ETF	PROSHARES.COM

Investment Objective

ProShares Merger ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	2.74%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.49%

Fee Waiver/Reimbursement*	-2.74%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.75% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$77	$815	$1,576	$3,582

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 314% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is designed to track the performance of the Index and provide exposure to a global merger arbitrage strategy. The Index is constructed and maintained by S&P Dow Jones Indices LLC.

The Index, and by extension the Fund, seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). Such a Spread typically exists due to the uncertainty that the announced merger, acquisition or other corporate reorganization (each, a “Deal”) will close, and if it closes, that such Deal will be at the initially proposed economic terms. For Deals that close, the price of the Target after the Deal is announced is expected to approach the proposed acquisition price by the closing date of the Deal, resulting in a gain to strategies such as the Index’s, which attempt to capture this Spread. The size of the Spread will depend on several factors, including the perceived risk of the Deal closing and the length of time expected until the Deal is completed. For Deals that are not consummated, the price of the Target commonly falls back to pre-announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture.

To obtain exposure to the Index, the Fund takes long positions in shares of the Target. The Fund also takes short positions in shares of the Acquirer when the Deal involves an exchange of the Acquirer’s stock. The short positions are intended to reduce the effect that declines in the value of the Acquirer’s stock could have on the Spread. The Index, created by Standard & Poor’s®, provides exposure to up to 40 publicly announced Deals within developed market countries through a combination of long and, in certain cases, short security positions. When Deals enter the Index, the weight in long positions of Targets is initiated at three percent (3%) and the initial weight in short positions of Acquirers ranges between zero and three percent (0% and 3%), depending on the terms of the Deal. The sum of initial net exposure for the Fund (i.e., the difference between: (a) the Fund’s total long exposure; and (b) the Fund’s total short exposure) is limited to between zero and one hundred percent (0% and 100%), with both the long and short positions having a maximum initial exposure each of 120%. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%. Certain Deals are screened out based on liquidity, size, and Spread between the Deal price and the Target’s stock price. Additions and deletions occur on a rolling basis. Returns are

PROSHARES.COM	MERGER ETF ::	59

expected to be uncorrelated to equity markets over time. The Index is denominated in local currencies, and the Fund will generally seek to hedge against hedge against fluctuations between the value of the U.S. Dollar and the currencies in which the securities are denominated. The Fund will utilize financial instruments such as currency forward contracts to seek to offset its total equity exposure to each currency. The Index is published under the Bloomberg ticker symbol “SPLSALP”.

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index). The Fund will generally not short any stocks directly but will generally obtain short exposure through derivatives.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), exchange rate, interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the securities of the Index, as well as for effecting currency hedging transactions. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

¡	Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure, holding or exposed to each investment in approximately the same proportion as its weighting in the Index. At times, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index’s short exposure was concentrated in the information technology industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective.

60	:: MERGER ETF	PROSHARES.COM

This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. The Fund’s foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. Listed futures contracts can be traded on futures exchanges without material counterparty credit exposure. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps and other instruments correlated with equity markets may fluctuate dramatically from day to- day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Foreign Investments Risk — Investing in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take

PROSHARES.COM	MERGER ETF ::	61

place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy — The Index is denominated in local currencies and does not reflect the impact of currency movements that can affect U.S. investors (such as the Fund) in such securities. The

62	:: MERGER ETF	PROSHARES.COM

Fund will generally attempt to match the Index by hedging against exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional correlation risk. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.

•	Risks Related to the Merger Arbitrage Strategy — There is no assurance that any of the Deals reflected in the Index will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in the Index is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. This could adversely affect the performance of the Index and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of the Fund. The Index may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.

•	Short Sale Exposure Risk — The Fund may seek “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund. The Fund may not have exposure to all short components of the Index or may have short exposure to securities not included in the Index.
•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

PROSHARES.COM	MERGER ETF ::	63

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 2.86%

Worst Quarter (ended 3/31/2013): -3.94%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 1.22%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	3.74%	0.32%	-0.31%	12/11/2012

After Taxes on Distributions	3.39%	0.15%	-0.59%	—

After Taxes on Distributions and Sale of Shares	2.45%	0.24%	-0.28%	—

S&P® Merger Arbitrage Index#	4.46%	1.32%	0.78%	—

#

Reflects no deduction for fees, expenses or taxes. Returns are gross returns that do not reflect the reduction of any withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

64	:: MORNINGSTAR ALTERNATIVES SOLUTION ETF	PROSHARES.COM

Investment Objective

ProShares Morningstar Alternatives Solution ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified Alternatives IndexSM (the “Index”). The Index seeks to provide diversified exposure to alternative asset classes. The Index consists of a comprehensive set of exchange-traded funds (“ETFs”) in the ProShares lineup that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge-fund replication, private equity, infrastructure or inflation-related investments.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.07%

Other Expenses	1.21%

Acquired Fund Fees and Expenses*	0.73%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.01%

Fee Waiver/Reimbursement**	-1.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as business development companies and/or exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the annual report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.

**

Pursuant to an Expense Limitation Agreement, ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (including Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. ProShare Advisors has also agreed to waive Investment Advisory and Management Services Fees through October 31, 2020. Prior to those dates, ProShare Advisors may not terminate these respective arrangements without the approval of the Fund’s Board of Trustees. Expense waivers/reimbursements (but not Investment Advisory and Management Services Fees waived during the term of the Investment Advisory and Management Services Fee waiver) may be recouped by ProShare Advisors within five years of the end of the Expense Limitation Agreement’s contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$528	$985	$2,252

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund (and each Underlying ETF (as defined below) in which the Fund invests) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. To the extent an Underlying ETF incurs costs related to portfolio turnover, such costs would have a negative effect on the performance of the Underlying ETF, and thus the Fund, but will not be reflected in the Fund’s portfolio turnover rate. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 67% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund is a fund of ETFs and seeks to achieve its investment objective by investing primarily in the Underlying ETFs, each of which is a ProShares ETF.

The Fund is designed to provide investors with a comprehensive solution to their alternatives allocation by investing in the alternative ETFs (i.e., ETFs that invest in alternative asset classes or that have non-traditional investment strategies) comprising its Index.

The Index is designed to provide diversified exposure to alternative asset classes when combined with a range of traditional investments. It allocates among a comprehensive set of alternative ETFs that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge fund replication, private equity, infrastructure- or inflation-related investments.

The Index allocates to the Underlying ETFs based on a proprietary optimization model. The model annually calculates the allocation to each Underlying ETF based on the improvement in portfolio risk/return characteristics each Underlying ETF may provide to a traditional stock and bond portfolio. In addition, at each monthly rebalance, the Index applies a tactical momentum signal designed to increase the allocations towards asset classes that exhibited positive relative trends over the prior six months.

PROSHARES.COM	MORNINGSTAR ALTERNATIVES SOLUTION ETF ::	65

As of June 30, 2019, the Underlying ETFs included: ProShares Managed Futures Strategy ETF, ProShares Hedge Replication ETF, ProShares Merger ETF, ProShares RAFITM Long/Short, ProShares Global Listed Private Equity ETF, ProShares DJ Brookfield Global Infrastructure ETF and ProShares Inflation Expectations ETF. A brief description of each of these Underlying ETFs follows.

ProShares Managed Futures Strategy ETF (FUT) is an actively managed ETF that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark. The S&P® Strategic Futures Index was developed by Standard & Poors and is a long/short rules-based investable index that seeks to capture the economic benefit from trends (in either direction) in physical commodities, interest rates and currencies by taking long or short positions in related futures contracts based on the performance trends of the individual components.

ProShares Hedge Replication ETF (HDG) seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (“Factor Model”). The Factor Model, established by Merrill Lynch International (the “Model Sponsor”), seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”).

ProShares Merger ETF (MRGR) seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (“Merger Arbitrage Index”). The Merger Arbitrage Index is designed to provide exposure to a global merger arbitrage strategy. A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target.

ProShares RAFITM Long/Short (RALS) seeks investment results, before fees and expenses, that track the performance of the FTSE RAFITM US 1000 Long/Short Total Return Index (“RAFI Index”). The RAFI Index methodology seeks to leverage a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities. By obtaining long exposure to a non-capitalization weighted “fundamental” index and short exposure to a market capitalization weighted index in an equal dollar amount, the Index seeks to deliver the difference in performance (outperformance or underperformance) between the fundamentally weighted index and the market capitalization weighted index. In general, when fundamental weighting is outperforming capitalization weighting, the RAFI Index, expects to have positive performance. When capitalization weighting is outperforming fundamental weighting, the RAFI Index and Fund expect to have negative performance.

ProShares Global Listed Private Equity ETF (PEX) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (“LPX Index”). The LPXI index consists of up to 30 qualifying listed private equity companies whose direct private equity investments, as well as cash and cash equivalent positions and post-initial public offering listed investments, represent more than 80% of the total assets of the company.

ProShares DJ Brookfield Global Infrastructure ETF (TOLZ) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (“Global Infrastructure Index”). The Global Infrastructure Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

ProShares Inflation Expectations ETF (RINF) seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the “FTSE Index”) and will invest at least 80% of its total assets in securities of the FTSE Index. The FTSE Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels.

The Index is constructed and maintained by Morningstar, Inc., using the asset allocation expertise of its affiliate, Ibbotson Associates, Inc., a division of Morningstar Investment Management Group. The Index is published under the Bloomberg ticker symbol “DIVALTT.”

“Underlying ETFs” are ETFs, sponsored by ProShare Advisors or its affiliates, in which the Fund invests. For a further description of the Fund, please see “Additional Securities, Instruments and Strategies of ProShares Morningstar Alternatives Solution ETF” in the Fund’s Prospectus.

The Fund invests in ETFs that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in Underlying ETFs.

The Fund will invest principally in the financial instruments set forth below.

•	Exchange-Traded Funds (ETFs) — The Fund invests in shares of other ETFs, which are listed, open-ended pooled investment entities that provide exposure to different asset classes and investment strategies.

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ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry, group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Principal Risks Related to the Fund

•	Risks Associated with the Use of Derivatives — Certain Underlying ETFs may obtain investment exposure through derivatives (including investing in swap agreements, futures contracts, forward contracts, options on futures contracts, securities and indexes, and similar instruments). Investing in derivatives may be considered aggressive and may expose the Underlying ETF to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When an Underlying ETF uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the index) and the derivative, which may prevent the Underlying ETF from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Underlying ETF to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in an Underlying ETF’s net assets, the terms of a swap agreement between the Underlying ETF and its counterparty may permit the counterparty to immediately close out the transaction with the Underlying ETF. In that event, the Underlying ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Underlying ETF’s investment objective. This, in turn, may prevent the Underlying ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the
Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Underlying ETF’s return.

•	Affiliated Fund Risk — The Fund invests exclusively in Underlying ETFs that are affiliated with ProShare Advisors. The use of affiliated Underlying ETFs subjects ProShare Advisors to potential conflicts of interest; for example, because certain Underlying ETFs pay higher fees to ProShare Advisors than other Underlying ETFs, ProShare Advisors could be incentivized to allocate the Fund’s assets to Underlying ETFs that pay higher fees. Additionally, if an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing additional shares of that Underlying ETF, which may increase correlation risk.

•	Correlation Risk — There is no guarantee that the Fund or any Underlying ETF will achieve a high degree of correlation with its index, which may hinder its ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — Certain Underlying ETFs will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives, such as swap agreements, futures contracts or forward contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Such Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount such Underlying ETF expects to receive from counterparties to derivatives and repurchase agreements entered into by the Underlying ETF. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of an Underlying ETF is insufficient or there are delays in an Underlying ETF’s ability to access such collateral, the value of an investment in the Underlying ETF may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

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Investment in Underlying ETFs Risk — The Fund expects to invest substantially all of its assets in the Underlying ETFs, so the Fund’s investment performance is directly related to the investment performance of the Underlying ETFs. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Index. The Fund’s NAV will

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change with changes in the value of the Underlying ETFs in which the Fund invests. As the Underlying ETFs, or the Fund’s allocations among the Underlying ETFs, change from time to time, or to the extent that the expense ratio of the Underlying ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

The value of the Fund’s investment in Underlying ETFs is generally based on secondary market prices and, as such, the Fund may suffer losses due to developments in the security markets, the failure of an active trading market to develop, trading halts or de-listings.

•	Investment Strategy Risk — There is no guarantee that the Fund will produce positive returns. The Index allocates to the Underlying ETFs based in large part on the historical performance and other related characteristics of the individual Underlying ETFs, their benchmarks, and the asset classes they represent. There is no guarantee that the Underlying ETFs will continue to perform as they have in the past or as they are expected to perform in the future, or that the Underlying ETFs will meet their investment objectives. Furthermore, the quantitative allocation strategy utilized by the Index may allocate to the Underlying ETFs in a way that proves to be sub-optimal for a given market environment.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. Furthermore, the Underlying ETFs in which the Fund invests may have varying degrees of liquidity and associated spreads. Lower liquidity and wider spreads have a negative impact on the Fund’s performance.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

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Tax Risk — Certain Underlying ETFs intend to qualify each year for the special tax treatment accorded a RIC and its shareholders. In order to so qualify each such Underlying ETF must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual

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distribution requirements. An Underlying ETF’s pursuit of its investment strategies will potentially be limited by the Underlying ETF’s intention to qualify for such treatment and could adversely affect its ability to so qualify. The Underlying ETF can make certain investments, the treatment of which for these purposes is unclear. If, in any year, an Underlying ETF were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Underlying ETF would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income, which could substantially reduce the Fund’s return on its investment in such Underlying ETF. In addition, such failure could jeopardize the Fund’s status as a RIC. If, in any year, the Fund were to fail to qualify as a RIC, the Fund would be taxed as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund or an Underlying ETF could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund or an Underlying ETF would incur a loss because a portfolio investment is sold at a discount to its established value.

Risks Related to the Underlying ETFs

The Fund is subject to the risks of the Underlying ETFs to the extent it allocates to the relevant Underlying ETFs. Investments in the Underlying ETFs may subject the Fund to the following risks:

•	Risks Associated with the Use of Derivatives — Certain Underlying ETFs may obtain investment exposure through derivatives (including investing in swap agreements, futures contracts, options on futures contracts, securities and indexes, forward contracts and similar instruments). Investing in derivatives may be considered aggressive and may expose the Underlying ETF to greater risks than investing directly in the reference asset(s) underlying those derivatives (e.g., the securities contained in an Underlying ETF’s index). When an Underlying ETF uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the index) and the derivative, which may prevent the Underlying ETF from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Underlying ETF to losses in excess of those amounts initially invested.

•	Benchmark/Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There is no guarantee or assurance that the methodology used to create the Index, or a benchmark or index for a particular Underlying ETF, will result in the Fund or an Underlying ETF, as applicable, achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index, or a benchmark or index for a particular Underlying ETF, or the daily calculation of the Index, or a benchmark or index for a particular Underlying ETF, will be free from error. It is also possible that the value of the Index, or a benchmark or index for a particular Underlying ETF, may be subject to intentional manipulation by third-party market participants. The Index or benchmark for a particular Underlying ETF may underperform, and the Fund or an Underlying ETF could lose value, while the levels of other indices or measures of market performance increase in value. Each of these factors could have a negative impact on the performance of the Fund.

In addition, the Merrill Lynch Factor Model — Exchange Series, the benchmark for ProShares Hedge Replication ETF (an Underlying ETF), does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI (an index that the Merrill Lynch Factor Model — Exchange Series is designed to correlate to). Neither ProShare Advisors nor the Model Sponsor has any control over the composition or compilation of the HFRI, and there is no guarantee that the HFRI will continue to be produced.

•	Breakeven Inflation Investing Risk — ProShares Inflation Expectations ETF seeks investment results, before fees and expenses, that track the FTSE Index. The FTSE Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (“BEI”) and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the FTSE i Index (and the fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.

There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE Index over

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time, or that the fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE Index or the fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE Index or the fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the FTSE Index or the value of the fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the fund may not serve as an effective hedge against inflation.

•	Commodity and Currency Risk — Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. High volatility may have an adverse impact on certain Underlying ETFs beyond the impact of any performance-based losses of the underlying indexes.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Counterparty Risk — Certain Underlying ETFs will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives, such as swap agreements, futures contracts or forward contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Such Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount such Underlying ETF expects to receive from counterparties to derivatives and repurchase agreements entered into by the Underlying ETF. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of an Underlying ETF is insufficient or there are delays in an Underlying ETF’s ability to access such collateral, the value of an investment in the Underlying ETF may decline.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the underlying index may underperform other debt instruments that track other markets, segments and sectors.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the underlying index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in an Underlying ETF to decrease over short or long periods of time.

•	Foreign Currency Risk/Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus similar investments that do not have foreign currency exposure. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, certain Underlying ETFs may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Underlying ETF will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Underlying ETF, and increased correlation risk. Further, the limitation on dealers may cause delays in execution, which may also increase correlation risk.

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Foreign Investments Risk/Exposure to Foreign Investments Risk — Investing in securities of foreign issuers may provide Underlying ETFs with increased risk. Various factors related to foreign investments may negatively impact the Underlying ETFs’ and their respective Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign

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countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Underlying ETFs might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Underlying ETFs’ ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Underlying ETFs are exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Geographic Concentration Risk — Underlying ETFs that focus their investments in particular foreign countries or geographic regions, may be more volatile than more geographically diversified funds. The performance of these Underlying ETFs will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Long/Short Risk — Certain Underlying ETFs seek both long and short exposure. There is no guarantee that the returns on the Underlying ETFs’ long or short positions will produce positive returns and the Underlying ETFs could lose money if either or both the Underlying ETFs’ long and short positions produce negative returns. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in an Underlying ETF’s net assets, the terms of a swap agreement between the Underlying ETF and its counterparty may permit the counterparty to immediately close out the transaction with the Underlying ETF. In that event, the Underlying ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Underlying ETF’s investment objective. This, in turn, may prevent the Underlying ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Underlying ETF’s return.

•	Risks Related to a Managed Futures Strategy — ProShares Managed Futures Strategy ETF is an actively managed ETF that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The fund uses the S&P® Strategic Futures Index as a performance benchmark (the “Benchmark”). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the physical commodities, interest rates and currencies by taking long or short positions in related futures contracts and is based on a quantitative trading strategy.

The fund takes long or short positions primarily based on the performance trends of the individual components. There can be no assurance that such trends are an accurate indicator of future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Underlying ETF may suffer significant losses. The Underlying ETF’s Benchmark is based on futures prices, not spot prices. Futures can perform very differently from spot prices. This Underlying ETF’s exposure to commodity or financial futures markets may subject it to greater volatility than investments in traditional securities, which may adversely affect an investor’s investment in that Underlying ETF. Certain index components of that Underlying ETF have experienced high volatility in the past.

Certain of these futures contracts are subject to risks related to rolling, which is the process in which an Underlying ETF closes out and replaces futures contracts that near expiration with futures contracts with a later expiration. The prices at which the Underlying ETF can replace expiring commodity futures contracts or financial futures contracts may be higher or lower in the nearer months than in the more distant months. The pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” The pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in certain commodity futures contracts or financial futures contracts at the time of rolling would be expected to adversely affect long positions held by the Underlying ETF and positively affect short positions held by the Underlying ETF. The presence of backwardation would be expected to adversely affect short positions and positively affect long positions.

The Underlying ETF is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. If such strategy fails to produce the intended results, the Underlying ETF could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

The Underlying ETF will not invest directly in commodity futures contracts. The Underlying ETF expects to gain exposure to these investments by investing a portion of its assets in a wholly-owned subsidiary of the Underlying ETF organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is not an investment company registered under the 1940 Act.

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Risks Related to a Merger Arbitrage Strategy — ProShares Merger ETF uses a global merger arbitrage strategy that seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). Such a

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Spread typically exists due to the uncertainty that the announced merger, acquisition or other corporate reorganization (each, a “Deal”) will close, and if it closes, that such Deal will be at the initially proposed economic terms. There is no assurance that any of the Deals reflected in this Underlying ETF will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in this Underlying ETF is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. This could adversely affect the performance of this Underlying ETF and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of this Underlying ETF. This Underlying ETF may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.

Furthermore, the Merger Arbitrage Strategy seeks to hedge its exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional risk.

•	Risks Relating to Investing in Listed Private Equity Companies — ProShares Global Listed Private Equity ETF may be subject to risks faced by companies in the private equity sector, in particular the returns of such companies’ underlying investments. There are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”) and other financial institutions whose principal business is to invest in and provide mezzanine financing to privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors in such companies may not be able to make a fully informed investment decision. Private equity securities also carry risks associated with unclear ownership and market access constraints. In addition, at times, a private equity company may hold a significant portion of its assets in cash or cash equivalents (e.g., after divesting itself of its interests in a portfolio company upon the portfolio company’s IPO, merger or recapitalization). This may result in lower returns than if the private equity company had invested such cash or cash equivalents in successful portfolio companies. Furthermore, investments in listed private equity companies may include investments in BDCs. BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are registered under the 1940 Act, but may be exempt from many of its regulatory constraints provided that they comply with certain investment guidelines. BDCs may carry additional risks such as limited investment opportunities, uncertainties surrounding valuation, leverage and management risk.

•	Risks Relating to Restrictions on Investment Company Investments — Certain Underlying ETFs that invest in BDCs or other investment companies may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the ability of such Underlying ETFs to purchase certain of the securities as dictated by their strategy could be limited. In these circumstances, such Underlying ETF may be required to use sampling techniques, which could increase “Correlation Risk”, as described above.

•	Short Sale Exposure Risk — Certain Underlying ETFs may seek inverse or “short” exposure through financial instruments, which may cause them to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Underlying ETF’s return or result in a loss. To the extent that, at any particular point in time, the securities underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, an Underlying ETF may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Underlying ETF’s ability to issue additional Creation Units may be adversely affected. Any income, dividends or payments by the assets underlying the Underlying ETF’s short positions will negatively impact the Underlying ETF.

•	U.S. Treasury Markets Risk — The U.S. Treasury market, including the market for TIPS, can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Each of the Underlying ETFs is also subject to the following risks described above under the caption “Principal Risks Related to the Fund”: Correlation Risk, Early Close/Late Close/Trading Halt Risk, Liquidity Risk, Market Price Variance Risk, Portfolio Turnover Risk, Tax Risk and Valuation Risk.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any,

72	:: MORNINGSTAR ALTERNATIVES SOLUTION ETF	PROSHARES.COM

performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 1.46%

Worst Quarter (ended 12/31/2018): -4.19%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 3.82%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-3.69%	-0.35%	10/08/2014

After Taxes on Distributions	-4.13%	-1.01%	—

After Taxes on Distributions and Sale of Shares	-1.98%	-0.42%	—

Morningstar® Diversified Alternatives IndexSM#	-3.49%	-0.14%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2014 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

PROSHARES.COM	MSCI EAFE DIVIDEND GROWERS ETF ::	73

Investment Objective

ProShares MSCI EAFE Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.50%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$51	$160	$280	$628

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 31% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index (“MSCI EAFE”) and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index weight, and no single country is allowed to comprise more than 50% of the Index weight. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, or if sector or country caps are breached, the Index will include companies with shorter dividend growth histories. The Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance. In order to be included in the Index, companies must first qualify for inclusion in MSCI EAFE. MSCI EAFE includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding U.S. and Canada. MSCI determines whether a country is a “developed market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). MSCI EAFE includes companies from Europe, Australasia and the Far East, and as of June 20, 2019, MSCI EAFE included companies from: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is published under the Bloomberg ticker symbol “M1EADMAR”.

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in the equity securities of companies domiciled in developed market countries, excluding the U.S. and Canada.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. To the extent that regulatory constraints restrict the Fund’s ability to hold securities or obtain exposure in these proportions, the Fund may gain exposure to only a representative sample of the securities in the Index or may overweight or underweight securities of the Index in relation to their composition in the Index or may invest in securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the

74	:: MSCI EAFE DIVIDEND GROWERS ETF	PROSHARES.COM

same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the United Kingdom and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars or linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.

PROSHARES.COM	MSCI EAFE DIVIDEND GROWERS ETF ::	75

•	Foreign Investments Risk — Investing in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its

76	:: MSCI EAFE DIVIDEND GROWERS ETF	PROSHARES.COM

shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	United Kingdom Investments Risk — The Fund has a significant concentration in the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. The June 2016 vote in the United Kingdom calling for the exit of the United Kingdom from membership in the European Union (referred to as “Brexit”), may adversely impact the economy of the United Kingdom. The withdrawal of the United Kingdom from the European Union will take effect either on the effective date of the withdrawal agreement or, in the absence of an agreement, on October 31, 2019 (or such later date as negotiated with the EU). If no withdrawal agreement is reached, the United Kingdom will leave the European Union with no trade, customs or regulatory measures negotiated. The implications of a “no deal” scenario include a shrinking United Kingdom economy and far-reaching disruptions to world securities markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which European Union laws to replace or replicate. Because the Fund has concentration in the United Kingdom, the Fund may be particularly sensitive to the risks associated with a “no deal” scenario. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2017): 7.87%

Worst Quarter (ended 12/31/2018): -12.03%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 13.02%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-11.51%	-1.80%	8/19/2014

After Taxes on Distributions	-11.84%	-2.25%	—

After Taxes on Distributions and Sale of Shares	-6.32%	-1.27%	—

MSCI EAFE Dividend Masters Index#	-11.21%	-1.30%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

PROSHARES.COM	MSCI EAFE DIVIDEND GROWERS ETF ::	77

investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

78	:: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF	PROSHARES.COM

Investment Objective

ProShares MSCI Emerging Markets Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.60%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$61	$192	$335	$750

The Fund pays transaction and financing costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 79% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index (“MSCI Emerging Markets”) and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index weight, and no single country is allowed to comprise more than 50% of the Index weight. If there are fewer than 40 stocks with at least 7 consecutive years of dividend growth, or if sector or country caps are breached, the Index will include companies with shorter dividend growth histories. The Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance. In order to be included in the Index, companies must first qualify for inclusion in MSCI Emerging Markets. MSCI Emerging Markets covers approximately 85% of the free float-adjusted market capitalization in each country included in MSCI Emerging Markets. MSCI determines whether a country is an “emerging market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). As of June 20, 2019, MSCI Emerging Markets included companies from: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index is published under the Bloomberg ticker symbol “M1EMDMAR. ”

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in the equity securities of companies domiciled in emerging market countries.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.

¡	Global Depositary Receipts (“GDRs”), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index. While the Fund will generally seek to hold each security (or a related Depository Receipt) in approximately the same proportion as its weighting in the Index, the existence of regulatory constraints, market structure issues and other challenges of investing in emerging market countries may result in the Fund gaining exposure to only a representative sample of the securities in its Index or overweighting or underweighting securities of the

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Index in relation to their composition in the Index or investing in securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group and in China and Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may invest in Depository Receipts rather than directly in the securities in the Index, such investment typically occurring on a delayed basis as compared to investing directly in a securities of the Index. Furthermore, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund will need to execute currency trades that due to regulatory, legal and operational constraints will occur at a later date than the trading of the related financial instrument. Currency holdings may be valued at a different time than is used by the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Chinese Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in China. Such risks include, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

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•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars or linked to U.S. investments. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Fund, and increased correlation risk. Further the limitation on dealers may cause delays in execution, which may also increase correlation risk. Foreign currency exposure related to emerging markets generally entails higher volatility and greater trading costs than developed market currency exposure.

•	Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions and could invest a large portion of its assets in securities of companies located in any one country or region, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

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•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure.
Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

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Annual Returns as of December 31

Best Quarter (ended 3/31/2017): 10.36%

Worst Quarter (ended 6/30/2018): -7.89%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 9.02%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-6.70%	13.20%	1/25/2016

After Taxes on Distributions	-6.78%	12.57%	—

After Taxes on Distributions and Sale of Shares	-3.57%	10.24%	—

MSCI Emerging Markets Dividend Masters Index#	-5.40%	14.51%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective

ProShares MSCI Europe Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.55%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$56	$176	$307	$689

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 28% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index (“MSCI Europe”) and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index’s weight, and no single country is allowed to comprise more than 50% of the Index’s weight. If there are fewer than 25 stocks with at least 10 consecutive years of dividend growth, or if sector or country caps are breached, the Index will include companies with shorter dividend growth histories. The Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance. In order to be included in the Index, companies must first qualify for inclusion in MSCI Europe. MSCI Europe is a free float adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. MSCI determines whether a country is a “developed market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). As of June 20, 2019, MSCI Europe consisted of companies from: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is published under the Bloomberg ticker symbol “MXCXEDMR. ”

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in the equity securities of companies domiciled in European developed market countries.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times the Fund may invest in only a representative sample of the securities in the Index or in securities not contained in the Index, to the extent necessary to maintain meet regulatory and/or compliance requirements. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the United Kingdom and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Foreign Currency Risk — Investments denominated in foreign currencies are exposed to more risk factors than those investments denominated in U.S. dollars. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments denominated in that currency. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.

•

Foreign Investments Risk — Investing in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with

PROSHARES.COM	MSCI EUROPE DIVIDEND GROWERS ETF ::	85

evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions and could invest a large portion of its assets in securities of companies located in any one country or region, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on

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all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	United Kingdom Investments Risk — The Fund has a significant concentration in the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. The June 2016 vote in the United Kingdom calling for the exit of the United Kingdom from membership in the European Union (referred to as “Brexit”), may adversely impact the economy of the United Kingdom. The withdrawal of the United Kingdom from the European Union will take effect either on the effective date of the withdrawal agreement or, in the absence of an agreement, on October 31, 2019 (or such later date as negotiated with the EU). If no withdrawal agreement is reached, the United Kingdom will leave the European Union with no trade, customs or regulatory measures negotiated. The implications of a “no deal” scenario include a shrinking United Kingdom economy and far-reaching disruptions to world securities markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which European Union laws to replace or replicate. Because the Fund has concentration in the United Kingdom, the Fund may be particularly sensitive to the risks associated with a “no deal” scenario. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2017): 8.59%

Worst Quarter (ended 12/31/2018): -12.76%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 12.94%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-11.23%	-0.66%	9/09/2015

After Taxes on Distributions	-11.50%	-1.05%	—

After Taxes on Distributions and Sale of Shares	-6.14%	-0.35%	—

MSCI Europe Dividend Masters Index#	-10.87%	-0.11%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

PROSHARES.COM	MSCI EUROPE DIVIDEND GROWERS ETF ::	87

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of

10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective

ProShares RAFITM Long/Short (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE RAFITM US 1000 Long/Short Total Return Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%

Other Expenses	1.80%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.55%

Fee Waiver/Reimbursement*	-1.60%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$641	$1,211	$2,765

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the
Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 30% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. The Index is constructed and maintained by FTSE International Limited. The Index allocates an aggregate equal dollar amount to both long and short equity positions each time that the Index rebalances. This allocation is based on a comparison of Research Affiliates Fundamental Index® weightings with traditional market capitalization weightings. To be “long” means to hold or have long exposure to an asset with the expectation that its value will increase over time. To be “short” means to sell or have short exposure to an asset with the expectation that it will fall in value. The long position of the Index consists of the equity securities in the FTSE RAFI US 1000 Total Return Index (the “Long Index”), and the short position of the Index consists of the securities included in the Russell 1000 Total Return Index (the “Short Index”). The Long Index is a “fundamental” index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. The Index leverages a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities. By obtaining long exposure to a non-capitalization weighted “fundamental” index and short exposure to a market capitalization weighted index in an equal dollar amount, the Index seeks to deliver the difference in performance (outperformance or underperformance) between the fundamentally weighted index and the market capitalization weighted index. In general, when fundamental weighting is outperforming capitalization weighting, the Index, expects to have positive performance. When capitalization weighting is outperforming fundamental weighting, the Index and Fund expect to have negative performance. The Index is published under the Bloomberg ticker symbol “FR10LSTR.”

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly

PROSHARES.COM	RAFITM LONG/SHORT ::	89

in or taking short positions in the equity securities comprising the Index. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain

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securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Long/Short Risk — The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.
•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•

Short Sale Exposure Risk — The Fund will seek “short” exposure through financial instruments, which may cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments

PROSHARES.COM	RAFITM LONG/SHORT ::	91

underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the financial instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund. The Fund may not have exposure to all short components of the Index or may have short exposure to securities not included in the Index.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2012): 5.50%

Worst Quarter (ended 9/30/2011): -5.96%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was -1.88%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-2.96%	-1.88%	0.01%	12/02/2010

After Taxes on Distributions	-3.38%	-2.25%	-0.29%	—

After Taxes on Distributions and Sale of Shares	-1.45%	-1.41%	0.04%	—

FTSE RAFI US 1000 Long/Short Total Return Index#+	-1.87%	-0.76%	-0.14%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+

Index performance through February 29, 2016 reflects the performance of the RAFI® US Equity Long/Short Index. Index performance beginning on March 1, 2016 reflects the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the

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historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

PROSHARES.COM	RUSSELL 2000 DIVIDEND GROWERS ETF ::	93

Investment Objective

ProShares Russell 2000 Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Russell 2000 Dividend Growth Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.40%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$41	$128	$224	$505

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 26% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements (collectively, the “Initial Index Requirements”). The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index weight. The Index includes all companies meeting the Initial Index Requirements, unless, as described below, sector caps are breached. If there are fewer than

40 stocks with at least 10 consecutive years of dividend growth, the Index will include companies with shorter dividend growth histories. If sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary until the Index complies with its rules. The Index is rebalanced each March, June, September and December with an annual reconstitution during the June rebalance. The Index is published under the Bloomberg ticker symbol “R2DIVGRO”.

The Fund invests in financial instruments ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index or securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the utilities industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have

94	:: RUSSELL 2000 DIVIDEND GROWERS ETF	PROSHARES.COM

investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable

PROSHARES.COM	RUSSELL 2000 DIVIDEND GROWERS ETF ::	95

quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: rate setting by governmental bodies; an inverse relationship between the value of regulated utility instruments and the movement of interest rates; and operational and management risks as utilities diversify.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2016): 13.20%

Worst Quarter (ended 12/31/2018): -8.06%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 11.23%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-0.71%	9.86%	2/03/2015

After Taxes on Distributions	-1.15%	9.38%	—

After Taxes on Distributions and Sale of Shares	-0.08%	7.70%	—

Russell 2000® Dividend Growth Index#	-0.27%	10.33%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since February 2015 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer.

96	:: RUSSELL 2000 DIVIDEND GROWERS ETF	PROSHARES.COM

Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

PROSHARES.COM	PROSHARES S&P 500® BOND ETF ::	97

Investment Objective

ProShares S&P 500® Bond ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment Grade Corporate Bond Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.15%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$15	$48	$85	$192

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 29% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index consists exclusively of investment grade bonds issued by companies in the S&P 500, the most widely-used U.S. equity benchmark. From over 5000 bonds issued by S&P 500 companies, the Index Provider selects and weights up to 1000 of the most liquid investment grade bonds based on the following criteria. Qualifying bonds must (i) be issued by S&P 500 companies (or their subsidiaries), (ii) be rated investment grade, (iii) be issued in the United States and denominated in U.S. dollars, (iv) have a remaining maturity of greater than or equal to one year (as of the monthly rebalance date), (v) have a maturity upon issuance of at least two and a half years, and (vi) have a minimum par amount of $750 million. Bonds meeting the above criteria are ranked based on their liquidity. The 1000 most liquid bonds (i.e., those with the highest average trading volumes) are included in the Index. If less than 1000 bonds meet the above criteria, all qualifying bonds will be included in the Index and the Index will consist of fewer than 1000 bonds. The Index is weighted by market value. Bond issuances with higher market values are more heavily weighted than bond issuances with lower market values. The Index constituents are reset and rebalanced on a monthly basis. As of June 20, 2019, the Index included 1000 bonds from 215 distinct issuers (183 S&P500 companies and their subsidiaries). The Index is published under the Bloomberg ticker symbol “SP5MAIGT.”

The Fund invests in financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The financial instruments that the Fund will principally invest in are set forth below.

•	Fixed Income Instruments — The Fund invests substantially all of its assets in investment grade bonds issued by companies in the S&P 500.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund seeks to invest in a representative sample of the securities in the Index with the intent of obtaining exposure with aggregate characteristics similar to those of the Index, including the general credit profile of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investment in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials and industrials industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of

98	:: PROSHARES S&P 500® BOND ETF	PROSHARES.COM

correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the instruments in which the Fund invests. The Fund may not have investment exposure to all of the instruments in the Index, or its weighting of investment exposure to those instruments may be different from that of the Index. In addition, the Fund may invest in instruments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Credit Risk — Credit risk is the risk that an issuer is unwilling or unable to make timely payments or otherwise meet its contractual obligations. At times when credit risk increases, the price of the investment grade bonds that comprise the Index (and therefore the value of the Fund) will typically decrease. Conversely, when credit risk of the bonds decreases, the level of the Index (and the value of the Fund) will typically increase.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Financials Industry Debt Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability of loan losses defaults, and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that third parties may attempt to manipulate the value of the Index or its underlying securities. The Index may underperform other asset classes and may underperform other similar indices or benchmarks based upon the same underlying securities. Each of these factors could have a negative impact on the performance of the Fund.

•	Industrials Industry Debt Risk — The Fund is subject to risks related to the debt issued by companies in the industrial economic sector, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial

PROSHARES.COM	PROSHARES S&P 500® BOND ETF ::	99

institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

100	:: S&P 500 DIVIDEND ARISTOCRATS ETF	PROSHARES.COM

Investment Objective

ProShares S&P 500® Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.35%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$36	$113	$197	$443

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 20% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 25 consecutive years of dividend growth or if sector caps are breached, the Index will include companies with shorter dividend growth histories. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAUDT”.

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not

PROSHARES.COM	S&P 500 DIVIDEND ARISTOCRATS ETF ::	101

included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such

102	:: S&P 500 DIVIDEND ARISTOCRATS ETF	PROSHARES.COM

failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2014): 8.63%

Worst Quarter (ended 12/31/2018): -8.77%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 15.69%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-3.18%	8.68%	10.40%	10/09/2013

After Taxes on Distributions	-3.70%	8.16%	9.89%	—

After Taxes on Distributions and Sale of Shares	-1.49%	6.80%	8.23%	—

S&P 500® Dividend Aristocrats® Index#	-2.73%	9.11%	10.86%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

PROSHARES.COM	S&P 500 EX-ENERGY ETF ::	103

Investment Objective

ProShares S&P 500® Ex-Energy ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.27%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$28	$87	$152	$343

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 6% of the average value of its entire portfolio.

Principal Investment Strategies

The Index and Fund seek to provide exposure to the companies of the S&P 500® Index (the “S&P 500®”) with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC. The Index classifies each company in the S&P 500® as part of a particular sector using the Global Industry Classification Standards

(“GICS”), which are jointly produced by S&P Dow Jones Indices and MSCI, to define companies within a sector. As of August 29, 2019, the following sectors are included within GICS: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, communication services, real estate and utilities. A sector is comprised of multiple industries. For example, the Energy Sector is comprised of companies in, among others, the natural gas, oil and petroleum industries. The Index consists of companies from each of the sectors other than the Energy Sector. Each security in the Index is market-cap weighted according to the same rules as the S&P 500®. The Index is published under the Bloomberg ticker symbol “SPXXEGT.”

The Fund invests in financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stocks issued by public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry, group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions

104	:: S&P 500 EX-ENERGY ETF	PROSHARES.COM

or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and other changes to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its

PROSHARES.COM	S&P 500 EX-ENERGY ETF ::	105

shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 8.08%

Worst Quarter (ended 12/31/2018): -12.89%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 18.64%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-3.75%	10.67%	9/22/2015

After Taxes on Distributions	-4.09%	10.24%	—

After Taxes on Distributions and Sale of Shares	-1.95%	8.32%	—

S&P 500® Ex-Energy Index#	-3.48%	11.02%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

106	:: S&P 500 EX-FINANCIALS ETF	PROSHARES.COM

Investment Objective

ProShares S&P 500® Ex-Financials ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.27%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$28	$87	$152	$343

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 6% of the average value of its entire portfolio.

Principal Investment Strategies

The Index and Fund seek to provide exposure to the companies of the S&P 500® Index (the “S&P 500®”) with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index classifies each company in the S&P

500® as part of a particular sector using the Global Industry Classification Standards (“GICS”), which are jointly produced by S&P Dow Jones Indices and MSCI, to define companies within a sector. As of August 29, 2019, the following sectors are included within GICS: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, communication services, real estate and utilities. A sector is comprised of multiple industries. For example, the Financials Sector is comprised of companies in, among others, the banking, brokerage and insurance industries. The Index consists of companies from each of the sectors other than the Financials Sector. Each security in the Index is market-cap weighted according to the same rules as the S&P 500®. The Index is published under the Bloomberg ticker symbol “SPXXFINT.”

The Fund invests in financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stocks issued by public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

PROSHARES.COM	S&P 500 EX-FINANCIALS ETF ::	107

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and other changes to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare

108	:: S&P 500 EX-FINANCIALS ETF	PROSHARES.COM

Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 8.40%

Worst Quarter (ended 12/31/2018): -13.80%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 18.49%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-3.04%	10.25%	9/22/2015

After Taxes on Distributions	-3.42%	9.73%	—

After Taxes on Distributions and Sale of Shares	-1.50%	7.97%	—

S&P® 500 Ex-Financials and Real Estate Index#	-2.90%	10.55%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

PROSHARES.COM	S&P 500 EX-FINANCIALS ETF ::	109

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of

10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

110	:: S&P 500 EX-HEALTH CARE ETF	PROSHARES.COM

Investment Objective

ProShares S&P 500® Ex-Health Care ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.27%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$28	$87	$152	$343

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 6% of the average value of its entire portfolio.

Principal Investment Strategies

The Index and Fund seek to provide exposure to the companies of the S&P 500® Index (the “S&P 500®”) with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC. The Index classifies each company in the S&P 500® as part of a particular sector using the Global Industry Classification Standards

(“GICS”), which are jointly produced by S&P Dow Jones Indices and MSCI, to define companies within a sector. As of August 29, 2019, the following sectors are included within GICS: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, communication services, real estate and utilities. A sector is comprised of multiple industries. For example, the Health Care Sector is comprised of companies in, among others, the health care provider, services and technology industries. The Index consists of companies from each of the sectors other than the Health Care Sector. Each security in the Index is market-cap weighted according to the same rules as the S&P 500®. The Index is published under the Bloomberg ticker symbol “SPXXHCT.”

The Fund invests in financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stocks issued by public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry, group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the information technology industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income

PROSHARES.COM	S&P 500 EX-HEALTH CARE ETF ::	111

items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and other changes to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
•	Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

112	:: S&P 500 EX-HEALTH CARE ETF	PROSHARES.COM

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2017): 7.42%

Worst Quarter (ended 12/31/2018): -14.33%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 20.22%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-6.38%	10.24%	9/22/2015

After Taxes on Distributions	-6.77%	9.70%	—

After Taxes on Distributions and Sale of Shares	-3.46%	7.97%	—

S&P 500 Ex-Health Care Index#	-6.18%	10.59%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.

PROSHARES.COM	S&P 500 EX-HEALTH CARE ETF ::	113

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

114	:: S&P 500 EX-TECHNOLOGY ETF	PROSHARES.COM

Investment Objective

ProShares S&P 500® Ex-Technology ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.27%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$28	$87	$152	$343

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 22% of the average value of its entire portfolio.

Principal Investment Strategies

The Index and Fund seek to provide exposure to the companies of the S&P 500® Index (the “S&P 500®”) with the exception of those companies included in the Information Technology Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index classifies each company in the S&P 500® as part of a particular sector using the Global Industry Classification Standards

(“GICS”), which are jointly produced by S&P Dow Jones Indices and MSCI, to define companies within a sector. As of August 29, 2019, the following sectors are included within GICS: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, communication services, real estate and utilities. A sector is comprised of multiple industries. For example, the Information Technology Sector is comprised of companies in, among others, the software and information technology services, and technology manufacturing and distribution industries. The Index consists of companies from each of the sectors other than the Information Technology Sector. Each security in the Index is market-cap weighted according to the same rules as the S&P 500®. The Index is published under the Bloomberg ticker symbol “SPXXTSUT.”

The Fund invests in financial instruments that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stocks issued by public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry, group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was not concentrated in an industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

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Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and other changes to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable

116	:: S&P 500 EX-TECHNOLOGY ETF	PROSHARES.COM

quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 9/30/2018): 7.01%

Worst Quarter (ended 12/31/2018): -12.51%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 16.17%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-6.21%	7.90%	9/22/2015

After Taxes on Distributions	-6.62%	7.36%	—

After Taxes on Distributions and Sale of Shares	-3.34%	6.12%	—

S&P 500® Ex-Information Technology Index#	-6.17%	8.53%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because

PROSHARES.COM	S&P 500 EX-TECHNOLOGY ETF ::	117

the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

118	:: S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF	PROSHARES.COM

Investment Objective

ProShares S&P MidCap 400® Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.40%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$41	$128	$224	$505

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 32% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, have increased dividend payments each year for at least 15 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 stocks with at least 15 consecutive years of dividend growth or if sector caps are breached, the Index will include companies with shorter dividend growth histories. The Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The Index is published under the Bloomberg ticker symbol “SPDAMCUT”.

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by U.S. public companies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the financials industry group.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or

PROSHARES.COM	S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF ::	119

refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Financials Industry Risk — The Fund is subject to risks faced by companies in the financials economic sector, including: extensive governmental regulation that affects the scope of their activities, prices and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability caused by loan defaults; and consolidation and competition in the financials sector. The impact of recent or future regulation on any individual financial company or on the financials economic sector as a whole cannot be predicted.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small-and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further,

120	:: S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF	PROSHARES.COM

stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2016): 10.80%

Worst Quarter (ended 12/31/2018): -8.58%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 13.91%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-3.16%	8.64%	2/03/2015

After Taxes on Distributions	-3.62%	8.20%	—

After Taxes on Distributions and Sale of Shares	-1.52%	6.73%	—

S&P MidCap 400® Dividend Aristocrats® Index#	-2.77%	9.03%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since February 2015 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because

PROSHARES.COM	S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF ::	121

the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

122	:: SHORT TERM USD EMERGING MARKETS BOND ETF	PROSHARES.COM

Investment Objective

ProShares Short Term USD Emerging Markets Bond ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the DBIQ Short Duration Emerging Market Bond Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%

Other Expenses	1.49%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.99%

Fee Waiver/Reimbursement*	-1.49%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.50%

*

ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.50% through September 30, 2020. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$51	$480	$934	$2,196

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the

Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 40% of the average value of its entire portfolio.

Principal Investment Strategies

The Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity (“Short Term USD EM Bonds”) that are issued by Emerging Market sovereign governments (“Sovereigns”), non-sovereign government agencies and entities (“Sub-Sovereigns”), and corporations with significant government ownership (“Quasi-Sovereigns”). Those countries qualifying as “Emerging Markets” are determined by Deutsche Bank AG (the “Index Provider”). As of March 1, 2019, the Emerging Markets countries eligible and included are: Angola, Kenya, Mongolia, Argentina, Bahrain, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Hungary, India, Indonesia, Jordan, Kazakhstan, Lebanon, Lithuania, Malaysia, Mexico, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Serbia, Slovenia, South Africa, Sri Lanka, Trinidad, Turkey, Ukraine and United Arab Emirates. The Index is constructed and maintained by the Index Provider. The Index is designed to represent the more liquid universe of Short Term USD EM Bonds. The bonds eligible for inclusion in the Index are expected to include those issued by Emerging Market Sovereigns, Sub-Sovereigns and Quasi-Sovereigns that: (1) are fixed rate and (2) have between zero and five years to maturity. Eligible bonds will also have a minimum face amount outstanding of $500 million. Callable, putable, zero coupon, inflation-linked and convertible bonds, among others, will be excluded. The Index includes both investment grade and below investment grade rated (i.e. “high yield”) securities and will include bonds, in the aggregate, that have a dollar weighted average years-to-maturity of three years or less. The Index maintains certain issuer weight caps for diversification purposes, including limiting the weights of issuers from any particular country to no more than ten percent (10%) of the Index. The Index is reconstituted and rebalanced on a quarterly basis; cash from maturing issues or coupon payments is reinvested monthly. The Index is published under the Bloomberg ticker symbol “DBEMPRO. ”

The Fund invests in financial instruments that ProShare Advisors believes should track the performance of the Index. The Fund, under normal circumstances, seeks to remain fully exposed to the Index and will invest at least 80% of its total assets in securities of the Index.

The Fund will invest principally in the financial instruments set forth below.

•	Debt Instruments — The Fund invests in U.S. dollar-denominated debt instruments issued by Sovereign, Sub-Sovereign or Quasi-Sovereign issuers deemed to be domiciled in “Emerging Markets” by the Index Provider that are offered for sale in the United States. Because the debt instruments are U.S. dollar-denominated, fluctuations in currency exchange rates will not directly affect the principal or coupons associated with the debt instruments.

PROSHARES.COM	SHORT TERM USD EMERGING MARKETS BOND ETF ::	123

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index or in securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis, or forecast market movement or trends.

The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends, or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in Latin America and Asia.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Asian Investments Risk — Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

•	Credit Risk — The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is or is perceived to be unable or unwilling to make timely payments to meet its contractual obligations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto. At times when credit risk increases, the price of debt instruments (and therefore the value of the Fund) typically decreases. Conversely, when credit risk of the debt instruments decreases, the value of debt instruments (and therefore the value of the Fund) typically increases. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order below.

•	Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.

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Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments,

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and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Exposure to Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and the Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Foreign Sovereign Risk — The Sovereign securities included in the Index are general obligations of the governments of certain emerging market countries and are guaranteed by the central banks of such countries. Despite this guarantee, sovereign nations have in the past and may in the future default on, restructure or otherwise change the terms of their debt to the detriment of security holders. Various factors may affect a sovereign’s willingness or ability to repay principal and/or interest in accordance with the terms of the debt, including: its reserves; the relative size of the debt burden on the sovereign’s economy as a whole; or political constraints. If a sovereign defaults on, restructures or otherwise changes the terms of a security held by the Fund, such change may have an adverse impact on the Fund’s returns. In addition, if a sovereign defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the sovereign. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses to the holders of such debt.

•	Foreign Sub-Sovereign and Quasi-Sovereign Risk — Investments in the debt of Sub-Sovereigns (including agency-issued securities) and Quasi-Sovereigns (i.e., corporations that have significant government ownership) may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of Sub-Sovereign or Quasi-Sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

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High Yield Risk — Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a government or company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). A lack of liquidity could adversely affect the price at which a particular high yield debt instrument may be sold. Less active markets may also diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk, including causing large fluctuations in the NAV of the Fund’s shares. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate

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market, a security may be replaced with a lower yielding security. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield debt instruments generally and new laws and proposed new laws may adversely impact the market for high yield debt instruments.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities.

•	Latin American Investments Risk — The Fund is exposed to risks associated with investments in Latin America, including, but not limited to: i) political, economic, or social instability in certain Latin American countries; ii) a heightened risk of high inflation and government deficits in certain Latin American countries; iii) natural disasters particularly likely to happen in Latin America; iv) heightened risk of currency devaluations; v) risks associated with Latin American economies’ significant dependence on the health of the U.S. economy; and vi) risks associated with Latin American economies’ sensitivity to fluctuations in the price of commodities such as oil and gas, minerals and metals (resulting from those economies’ heavy reliance on the export of such commodities).

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors.

Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Because of the nature of Short Term USD EM Bonds, shares may typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

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Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to

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recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

As a result, the performance of the Fund may vary, perhaps significantly, from the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2016): 3.49%

Worst Quarter (ended 12/31/2014): -4.11%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 4.79%.

Average Annual Total Returns
As of December 31, 2018	One Year	Five Years	Since Inception	Inception Date

Before Taxes	-0.46%	2.92%	3.02%	11/19/2013

After Taxes on Distributions	-1.84%	0.94%	1.04%	—

After Taxes on Distributions and Sale of Shares	-0.28%	1.32%	1.40%	—

DBIQ Short Duration Emerging Market Bond Index#	0.39%	3.09%	3.22%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about the Funds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) offered in this Prospectus is either an “actively-managed” fund or a “matching” fund.

An “actively-managed” fund utilizes active management investment strategies to meet its investment objective (i.e., it is not a passively managed fund based on an underlying index). ProShares Managed Futures Strategy ETF and ProShares K-1 Free Crude Oil Strategy ETF are each actively managed funds (each, an “Actively Managed Fund”, and collectively, the “Actively Managed Funds”).

ProShares Managed Futures Strategy ETF seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. ProShares K-1 Free Crude Oil Strategy ETF seeks to provide total return through actively managed exposure to the West Texas Intermediate crude oil futures markets.

A “matching” fund seeks to provide investment results, before fees and expenses, that correspond to the return of its underlying index (the term “index,” as used herein, includes the Merrill Lynch Factor Model — Exchange Series benchmark). ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares Morningstar Alternatives Solution ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Large Cap Core Plus, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade–Interest Rate Hedged, ProShares Short Term USD Emerging Markets Bond ETF, ProShares Hedge Replication ETF, ProShares Merger ETF, ProShares RAFITM Long/Short, ProShares Inflation Expectations ETF and ProShares S&P 500® Bond ETF are each “matching” funds (each, a “Matching Fund”, and collectively, the “Matching Funds”).

Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund investors. Each Matching Fund reserves the right to substitute a different index or benchmark for its current index or benchmark.

Principal Investment Strategies

Actively Managed Funds

The Actively Managed Funds employ various techniques that ProShare Advisors LLC (“ProShare Advisors”) believes are designed to meet their respective investment objectives.

ProShares Managed Futures Strategy ETF seeks to achieve its investment objective primarily through investing in a portfolio of commodity futures contracts (“Commodity Futures Contracts”) and currency and U.S. Treasury futures contracts (“Financial Futures Contracts”) (collectively, “Futures Contracts”). The Fund may invest in U.S. Treasury securities in order to improve tax efficiency, comply with regulatory restrictions, or for other short-term investment purposes. In seeking to achieve the Fund’s investment objective, ProShare Advisors takes into consideration, among other things, the relative advantages and disadvantages of taking positions in a Futures Contract (as defined below) of a particular maturity within an asset class.

ProShares K-1 Free Crude Oil Strategy ETF seeks to achieve its investment objective by actively managing the rolling of West Texas Intermediate (“WTI”) crude oil futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between WTI crude oil futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on ProShare Advisors’ analysis of the liquidity and cost of establishing and maintaining such positions.

Matching Funds

In seeking to achieve each Matching Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Fund’s underlying index. Each Matching Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

The Matching Funds may employ various other investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of each Fund’s index. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index or otherwise benefit the Fund. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. In addition, for ProShares High Yield — Interest Rate Hedged and ProShares Investment Grade —

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Interest Rate Hedged, ProShare Advisors will rely solely on credit ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services, LLC (“S&P”) in seeking to match the general credit profile of its Index. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected. The Funds do not take temporary defensive positions.

Each Fund is subject to a policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”) commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal market conditions, in the types of securities suggested by its name and/or investments with similar economic characteristics. Each such Fund will provide Investors with at least 60 days’ written notice before changing its 80% policy. Specifically, ProShares Morningstar Alternatives Solution ETF will invest at least 80% of its assets, under normal market conditions, in alternative investments. “Alternative investments” for these purposes include investments in ETFs that employ alternative and non-traditional investment strategies or invest in alternative assets (e.g., assets other than traditional investments). ProShares High Yield — Interest Rate Hedged will invest at least 80% of its total assets, under normal market conditions, in component securities (i.e., securities of its index) and invest at least 80% of its total assets in high yield bonds. ProShares Investment Grade–Interest Rate Hedged will invest at least 80% of its total assets, under normal market conditions, in component securities (i.e., securities of its index) and invest at least 80% of its total assets in investment grade bonds.

Additional Information Regarding Principal Risks of the Funds

Investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s returns, and therefore the value of an investment in a Fund, are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

•	Risks Associated with the Use of Derivatives — A Fund may obtain investment exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts; securities and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index. Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into

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another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Correlation Risk — There is no guarantee that a Fund (or an Underlying ETF in the case of ProShares Morningstar Alternatives Solution ETF) will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective, and the percentage change of the Fund’s net asset value (“NAV”) each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index or the value of the Fund. A number of other factors may also adversely affect a Fund’s correlation with its index, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the Fund’s index. Each Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with its index. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day or time as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, a Fund’s currency holdings may be valued at a different time than the level of its index. Any of these factors could decrease correlation between the performance of a Fund and the index and may hinder a Fund’s ability to meet its investment objective.

•	Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties that present minimal credit risk based on ProShare Advisors’ assessment of the counterparty’s capacity to meet its financial obligations during the term of the agreement or transaction. These are usually only major financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated

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with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

•	Commodity and Currency Risk — Investments linked to commodity or currency futures contracts can be highly volatile compared to investments in traditional securities and funds holding instruments linked to commodity or currency futures contracts may experience large losses. The value of instruments linked to commodity or currency futures contracts may be affected by changes in overall market movements, commodity or currency benchmarks (as the case may be), volatility, changes in interest rates, or factors affecting a particular industry, commodity or currency. For example, commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments. In particular, trading in natural gas futures contracts (or other financial instruments linked to natural gas) has been very volatile and can be expected to be very volatile in the future. High volatility may have an adverse impact on the Fund beyond the impact of any performance-based losses of the underlying indexes.

•	Debt Instrument Risk — Debt instruments may have varying levels of sensitivity to changes in interest rates and/or the actual or perceived inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled principal or interest payments, which may result in default. Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the fixed income market. Typically, the value of outstanding debt instruments falls when interest rates rise. Callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury securities. High yield debt instruments are considered to be speculative and may have a greater risk of default than other types of debt instruments. Returns on investments in debt instruments may trail the returns on other investment options, including investments in equity securities. Each of these factors may cause the value of an investment in a Fund to decline. Further, debt instruments in an underlying index may underperform other debt instruments that track other markets, segments and sectors.

•	Foreign Investments Risk/Exposure to Foreign Investments Risk — Certain factors related to investment in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”) may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment, (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other

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government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; (iv) war or international conflict or threat of international conflict; and (v) issues related to multi-national currency arrangements; and (vi) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. To the extent a Fund’s foreign investments are in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is greater. While the realization of certain of these risks may benefit the Inverse ProShares Funds because such Funds seek daily investment results, before fees and expenses, that correspond to the inverse or inverse multiple of a benchmark, such occurrences may introduce more volatility to such Funds.

•	Special Considerations About Emerging Market Countries — Because foreign investments of a Fund (or an Underlying ETF in the case of ProShares Morningstar Alternatives Solution ETF) may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.

¡	Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.
¡	Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Geographic Concentration Risk — Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations or other declines in the value of their currency could occur in foreign countries that have not yet experienced currency devaluation or declines to date, or could continue to occur in foreign countries that have already experienced such devaluations or declines. As a result, funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.

•

Market Price Variance Risk — Investors buy and sell Fund shares (or Underlying ETF shares in the case of ProShares Morningstar Alternatives Solution ETF) in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market value to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. For ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade — Interest Rate Hedged, ProShares Short Term USD Emerging Markets Bond ETF, and ProShares Short North American HY Credit ETF, because of the nature of the relevant fixed income and credit markets, shares may typically trade at a larger premium or discount to the Fund’s holdings than shares of many other ETFs. In addition, there may be times when the market price and the NAV of a Fund’s shares

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vary significantly, such as during periods of market volatility, and a shareholder may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when you sell those shares.

A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results based on the price of their shares in the secondary market consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.

•	Restricted Securities Risk — Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid. An Authorized Participant that is not a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

•	Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund, including, but not limited to:
¡	Significant increases or decreases in the available supply of crude oil due to natural or technological factors. Natural factors would include depletion of known cost-effective sources for crude oil or the impact of severe weather on the ability to produce or distribute crude oil. Technological factors would include increases in availability created by new or improved extraction, refining and processing equipment and methods or decreases caused by failure or unavailability of major refining and processing equipment (for example, shutting down or constructing oil refineries).

¡	A significant change in the attitude of speculators and investors towards crude oil. Should the speculative community take a negative or positive view towards crude oil, it could cause a change in world prices of crude oil, which could have a corresponding positive or negative impact on the price of the Fund’s shares.

¡	Large purchases or sales of crude oil by the official sector. Governments and large institutions have large commodities holdings or may establish major commodities positions. For example, nations with centralized or nationalized oil production and organizations such as the Organization of Petroleum Exporting Countries control large physical quantities of crude oil. If one or more of these institutions decides to buy or sell crude oil in amounts large enough to cause a change in world prices, the price of the Fund’s shares will be affected.

¡	Political factors such as imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection and/or war may greatly influence crude oil supply and prices.

¡	A significant increase or decrease in crude oil hedging activity by crude oil producers. Should there be an increase or decrease in the level of hedge activity of crude oil producing companies, countries and/or organizations, it could cause a change in world prices of crude oil, causing the price of the Fund’s shares to be affected.

•

Short Sale Exposure Risk — The Funds may seek inverse or “short” exposure through financial instruments, which would cause the Funds to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility or decrease in the liquidity of securities or financial instruments or credits underlying the short position. This may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain inverse exposure through financial instruments, or require a Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure

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may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the SAI for more information.

•	U.S. Treasury Markets — U.S. Treasury markets, including the market for TIPS, can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Further, fixed income securities in the Index may underperform other fixed income investments. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.

Unlike conventional bonds, the principal or interest of inflation-linked securities, such as TIPS, is adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

•	Cyber Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of mis-appropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing among other behaviors, stealing or corrupting data maintained online or digitally, and denial of service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to such Fund, which may result in losses to such Fund and its shareholders. ProShare Advisors and the Funds do not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the ProShare Advisors or the Funds.

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•	LIBOR Risk — The terms of many investments, financings or other transactions to which the Funds may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage and the nature of a substitute rate, if any, is unknown, and neither the effect of the transition process nor its ultimate success is certain. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Funds’ performance or NAV.

•	Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.

•	Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that the Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

•	Trading Risks — Shares of the Funds are listed for trading on NYSE Arca, The Nasdaq Stock Market or Cboe BZX U.S. Equities Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchanges and may trade on electronic communications networks. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Funds on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Funds on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of the Funds will trade with any volume, or at all, on any stock exchange or other trading venue.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund (or an Underlying ETF in the case of ProShares Morningstar Alternatives Solution ETF) that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional information about the types of investments that a Fund may make is set forth in the SAI.

In certain circumstances, a Matching Fund that attempts to track the performance of its index by investing all, or substantially all, of its assets in the types of securities that make up the index in approximately the same proportion as the weightings in the index may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, those Matching Funds may overweight or underweight certain components contained in the index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.

•	Debt Securities are fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities.

¡	Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation

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to repay a loan face amount with interest within a set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.

¡	Foreign-Currency Denominated Bonds are debt securities that are issued in non-US currencies.

¡	Other Foreign Debt Securities may include the debt of sovereigns and/or sub-sovereigns of other foreign countries, or the debt of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

¡	U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

•	Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

¡	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

¡	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•	Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks, debt or other assets in order to gain exposure or inverse exposure to an index or to effect currency hedging transactions. These derivatives may include:

¡	Swap Agreements — Contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

In addition, the certain Funds may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent one of these Funds invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in one of these net assets, the terms of a swap agreement between such Underlying ETF and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives may also have the effect of lowering the Underlying ETF’s return.

¡	Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement. Credit index futures provide exposure to the credit of a number of reference entities. Unlike CDS, certain credit index futures do not provide protection against events of default. The contractual obligations of a buyer or seller holding a futures contract to expiration may generally be satisfied by taking or making physical delivery of the underlying reference asset or settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Once this date is reached, the futures contract “expires.” As the futures contracts held by the Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.” Funds do not intend to take physical delivery of any reference assets underlying a futures contract, but instead to “roll” their positions.

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a

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price that is higher than the price of the more distant contract. This pattern of higher futures prices of shorter expiration futures contracts is referred to as “backwardation.”

There have been extended periods in which contango or backwardation has existed in the futures contract markets for various types of futures contracts, and such periods can be expected to occur in the future. The presence of contango in certain commodity futures contracts at the time of rolling would be expected to adversely affect long positions held by a Fund and positively affect short positions held by the Fund. Similarly, the presence of backwardation in certain commodity futures contracts at the time of rolling such contracts would be expected to adversely affect short positions held by the Fund and positively affect long positions held by the Fund.

¡	Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

Certain Funds obtain investment exposure through derivatives (including investing in swap agreements, futures contracts, options on futures contracts, securities and indexes, forward contracts and similar instruments), which may be considered aggressive. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The use of derivatives also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in the Fund’s index). These include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

•	Investments in Other Investment Companies — A Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

¡	Exchange-Traded Funds (ETFs) — A Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.

•	Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements, for example:

¡	U.S. Treasury Bills are U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions.

•	Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.

Additional Securities, Instruments and Strategies of ProShares Morningstar Alternatives Solution ETF

A Further Discussion of Principal Investment Strategies

Overview — The Fund allocates and reallocates its assets among the Underlying ETFs consistent with the allocation and reallocation of securities in the Index as determined by Morningstar. Certain Underlying ETFs may invest in non-U.S. securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.

The Underlying ETFs — The Fund seeks to track the investment results of the Index, which is designed to provide diversified exposure to alternative asset classes. Each Underlying ETF generally holds assets that provide exposure to such ETF’s underlying Index or benchmark. The Fund’s allocation of assets to the Underlying ETFs will generally closely reflect the allocation weights represented in the Index. Underlying ETFs may take different forms and may not always be registered under the 1940 Act.

The following table lists the Fund’s investments and asset allocation as of May 31, 2019. ProShare Advisors allocates the Fund’s assets among the Underlying ETFs in accordance with the Fund’s

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investment objective and policies. ProShare Advisors is not required to invest the Fund’s assets in all of the Underlying ETFs or in any particular percentage in any given Underlying ETF.

Underlying ETF Allocation Weights (as of May 31, 2019 Rounded to the nearest 0.01%)

Underlying ETFs

ProShares Merger ETF	29.93%

ProShares RAFITM Long/Short	13.42%

ProShares Managed Futures Strategy ETF	20.16%

ProShares Hedge Replication ETF	18.03%

ProShares Global Listed Private Equity ETF	1.66%

ProShares DJ Brookfield Global Infrastructure ETF	14.64%

ProShares Inflation Expectations ETF	2.16%

In managing each of the Underlying ETFs, ProShare Advisors attempts to track the performance of the Underlying ETF’s underlying index by investing all, or substantially all, of the Underlying ETF’s assets in securities or financial instruments that make up the underlying index, or in financial instruments that provide similar exposure. An Underlying ETF may invest in only a representative sample of the securities in its underlying index and may overweight or underweight securities of its underlying index in relation to their composition in the underlying index, with the intent of obtaining exposure with aggregate characteristics similar to those of the underlying index. Additional information regarding the Underlying ETFs and their principal investment strategies is provided below.

ProShares Hedge Replication ETF (HDG) seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (“Factor Model”). The fund invests in securities and derivatives that ProShare Advisors believes, in combination, should track the performance of the Factor Model. The Factor Model, sponsored by Merrill Lynch International (the “Model Sponsor”), seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Factor Model utilizes a systematic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors (“Factors”). The Factors that comprise the Factor Model are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF. The Factor Model is not comprised of, and the Fund does not invest in, any hedge fund or group of hedge funds. The Factor Model is published under the Bloomberg ticker symbol “MLEIFCTX.”

ProShares RAFITM Long/Short (RALS) seeks investment results, before fees and expenses, that track the performance of the FTSE RAFITM US 1000 Long/Short Total Return Index. The fund invests in securities and derivatives that ProShare Advisors believes, in combination, should track the performance of the index. The fund allocates an equal dollar amount to both long and short equity posi-

tions each time that the index rebalances. This allocation is based on a comparison of Research Affiliates Fundamental Index® weightings with traditional market capitalization weightings. The Index is constructed and maintained by FTSE International Limited. The Index allocates an aggregate equal dollar amount to both long and short equity positions each time that the Index rebalances. This allocation is based on a comparison of Research Affiliates Fundamental Index® weightings with traditional market capitalization weightings. To be “long” means to hold or have long exposure to an asset with the expectation that its value will increase over time. To be “short” means to sell or have short exposure to an asset with the expectation that it will fall in value. The long position of the Index consists of the equity securities in the FTSE RAFI US 1000 Total Return Index (the “Long Index”), and the short position of the Index consists of the securities included in the Russell 1000 Total Return Index (the “Short Index”). The Long Index is a “fundamental” index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. The Index leverages a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities. By obtaining long exposure to a noncapitalization weighted “fundamental” index and short exposure to a market capitalization weighted index in an equal dollar amount, the Index seeks to deliver the difference in performance (outperformance or underperformance) between the fundamentally weighted index and the market capitalization weighted index. In general, when fundamental weighting is outperforming capitalization weighting, the Index, expects to have positive performance. When capitalization weighting is outperforming fundamental weighting, the Index and Fund expect to have negative performance. The Index is published under the Bloomberg ticker symbol “FR10LSTR”.

ProShares Merger ETF (MRGR) seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index. The fund is designed to track the performance of the index and provide exposure to a global merger arbitrage strategy. The Merger Arbitrage Index is constructed and maintained by S&P Dow Jones Indices LLC. The Merger Arbitrage Index, and by extension the Fund, seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). Such a Spread typically exists due to the uncertainty that the announced merger, acquisition or other corporate reorganization (each, a “Deal”) will close, and if it closes, that such Deal will be at the initially proposed economic terms. For Deals that close, the price of the Target after the Deal is announced is expected to approach the proposed acquisition price by the closing date of the Deal, resulting in a gain to strategies such as the

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Index’s, which attempt to capture this Spread. The size of the Spread will depend on several factors, including the perceived risk of the Deal closing and the length of time expected until the Deal is completed. For Deals that are not consummated, the price of the Target commonly falls back to pre-announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. The Merger Arbitrage Index, created by Standard & Poor’s® , provides exposure to up to 40 publicly announced Deals within developed market countries through a combination of long and, in certain cases, short security positions. When Deals enter the Index, the weight in long positions of Targets is initiated at three percent (3%) and the initial weight in short positions of Acquirers ranges between zero and three percent (0% and 3%), depending on the terms of the Deal. The sum of initial net exposure for the Fund (i.e., the difference between: (a) the Fund’s total long exposure; and (b) the Fund’s total short exposure) is limited to between zero and one hundred percent (0% and 100%), with both the long and short positions having a maximum initial exposure each of 120%. The Merger Arbitrage Index also includes a Treasury bill component which constitutes the remainder of the Merger Arbitrage Index when net exposure from included Deals is less than 100%. Certain Deals are screened out based on liquidity, size, and Spread between the Deal price and the Target’s stock price. Additions and deletions occur on a rolling basis. Returns are expected to be uncorrelated to equity markets over time. The Merger Arbitrage Index is denominated in local currencies. The Merger Arbitrage Index is published under the Bloomberg ticker symbol “SPLSALP”.

ProShares Managed Futures Strategy ETF (FUT) seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund seeks to provide investment results that generally correspond (before fees and expenses) to the performance of the S&P® Strategic Futures Index. The S&P® Strategic Futures Index was developed by Standard & Poor’s and is a long/short rules-based investable index that seeks to capture the economic benefit derived from both rising and declining trends in futures prices. The S&P® Strategic Futures Index is composed of unleveraged long or short positions in U.S. exchange-traded futures contracts on 16 different tangible commodities, as well as futures contracts on 8 different financials, such as major currencies and U.S. Treasury securities.

ProShares Inflation Expectations ETF (RINF) seeks, under normal circumstances, investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate Hedged) Index (the “FTSE FI Index”). The fund, under normal circumstances, seeks to remain fully exposed to the index and will invest at least 80% of its total assets in securities of the FTSE FI Index. In addition, the fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the FTSE FI Index. The FTSE FI Index tracks the performance of (i) long position in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short position in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE FI Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation (BEI). The FTSE FI Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels. The FTSE FI Index is constructed and maintained by FTSE International Limited. The FTSE FI Index is published under the Bloomberg ticker symbol “CFIIRINF.”

ProShares DJ Brookfield Global Infrastructure ETF (TOLZ) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index. The Global Infrastructure Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. The Index is comprised of constituents with more than 70% of estimated cash flows (based on publicly available information) derived from pure-play infrastructure assets. Current Index constituents meeting all other eligibility requirements will remain eligible for Index inclusion if at least 60% of estimated cash flows are derived from pure-play infrastructure assets. Cash flows from pure-play infrastructure assets include those from the following: Airports; Toll Roads; Ports; Communications (exclusive of cash flow from telecom services); Electricity Transmission & Distribution; Oil & Gas Storage & Transportation; Water; or Diversified (multiple infrastructure assets). Additionally, companies must have a developed market listing and meet minimum market capitalization and trading volume requirements. Global Infrastructure Index weights are based on a float adjusted market capitalization methodology subject to stock, country and industry constraints. The Index is rebalanced semi-annually in June and December and reweighted on a quarterly basis in March, June, September, and December. The Index is published under the Bloomberg ticker symbol “DJBGICUT.”

ProShares Global Listed Private Equity ETF (PEX) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index. The Index, published by LPX AG (“LPX”), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-initial public offering listed investments, represent more than 80% of the total assets of the company. LPX considers direct private equity investments to be direct investments noted on the balance sheet of the listed private equity company in the equity, mezzanine or debt facility of an underlying private company or investments in limited partnerships managed by the management portion of the listed private equity company. Each candidate for the LPX Index will have a majority of its assets invested in or exposed to private companies or have a stated intention to have a majority of its assets invested in or exposed to private companies. The LPX Index applies a liquidity screen to qualifying companies and then includes up to 30

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of the remaining companies based on, among other things, greater relative trading volume (i.e., trading volume relative to the market capitalization of the company). The LPX Index historically has included securities of all market capitalizations, from micro- to large-cap. The LPX Index is reconstituted quarterly and is published under the Bloomberg ticker symbol “LPXDITU”.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in

Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. ProShares Morningstar Alternatives Solution ETF and ProShares Global Listed Private Equity ETF, do not currently rely on the exemptive order, meaning that an investment company’s acquisition of such Fund’s shares remains subject to the limits of Section 12(d)(1). Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the New York Stock Exchange (the “NYSE”) Arca, the Cboe BZX U.S. Equities Exchange (“BZX Equities”) or The Nasdaq Stock Market is closed other than customary weekend and holiday closings; (2) trading on the NYSE Arca, the BZX Equities or The Nasdaq Stock Market is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Under rules adopted under the Dodd-Frank Act, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. Some types

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of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in the near future. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. The CFTC, SEC and other federal regulators may adopt additional regulations enacting the provisions of the Dodd-Frank Act.

New regulations could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Additional Information on Certain Underlying Indexes

The Funds operate pursuant to licensing agreements for the use of the indexes. Market capitalizations for such indexes that appear in the Summary Prospectuses have been compiled by ProShare Advisors using third party sources. A brief description of each Fund’s index is included in each Summary Prospectus, as supplemented below:

ProShares Morningstar Alternatives Solution ETF:

ProShares Morningstar Alternatives Solution ETF The Fund is a fund of ETFs and seeks to achieve its investment objective by investing primarily in Underlying ETFs, each of which is a ProShares ETF.

The Fund is designed to provide investors with a comprehensive solution to their alternatives allocation by investing in the alternative ETFs (i.e., ETFs that invest in alternative asset classes or that have non-traditional investment strategies) comprising its index. The Index seeks to provide diversified exposure to alternatives asset classes. The index consists of a comprehensive set of exchange traded funds (ETFs) in the ProShares lineup that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge-fund replication, private equity, infrastructure or inflation-related investments. As of June 30, 2019 the Underlying ETFs include: ProShares Hedge Replication ETF, ProShares RAFITM Long/Short, ProShares

Merger ETF, ProShares Managed Futures Strategy ETF, ProShares Inflation Expectations ETF, ProShares DJ Brookfield Global Infrastructure ETF and ProShares Global Listed Private Equity ETF. The Index is constructed and maintained by Morningstar, Inc., using the asset allocation expertise of its affiliate, Ibbotson Associates, Inc., a division of Morningstar Investment Management.

In order to qualify for the Index, Underlying ETFs must be (a) sponsored or advised by ProShare Advisors or its affiliates and (b) must be traded on a US Securities Exchange. The optimization process that calculates the allocation to a particular Underlying ETF is applied on an annual basis and is determined by the improvement in portfolio risk/return characteristics each Underlying ETF provides to a portfolio that is comprised of 60-75% equities and 25-40% bonds. The weight of each individual constituent of the portfolio is obtained by maximizing portfolio expected return such that expected portfolio risk is less than or equal to portfolio aggregate risk. The maximum allocation to any particular ETF is 30%.

While the base weights are determined annually via the optimization process, the Index also applies a tactical momentum signal on a monthly basis designed to increase or decrease the allocations based on the change in price over time of each Underlying ETF. At each monthly rebalance, the momentum signal tilts the index towards asset classes that exhibit positive trends in their performance based on 6-month trailing returns. The top two asset classes receive a +2% adjustment to their weighting, while the bottom two asset classes receive a -2% adjustment.

The annual reconstitution and determination of base weights occurs annually in April, while the rebalancing and application of momentum signal occurs on a monthly basis. The Index is published under the Bloomberg ticker symbol “DIVALTT.”

ProShares DJ Brookfield Global Infrastructure ETF:

The Dow Jones Brookfield Global Infrastructure Composite Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. The Index includes Master Limited Partnerships (“MLPs”) in addition to other equity securities.

To be included in the Index, companies must meet the following requirements:

•	Minimum float-adjusted market capitalization of US$ 500 million.

•	Minimum three-month average daily trading volume of US$ 1 million.

•	Listed in a developed market country. Companies domiciled in emerging market countries and listed on a developed market exchange are eligible.

•	More than 70% of cash flows derived from the following infrastructure assets:

¡	Airports: Development, ownership, lease, concession, or management of an airport and related facilities.

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¡	Toll Roads: Development, ownership, lease, concession, or management of a toll road and related facilities.

¡	Ports: Development, ownership, lease, concession, or management of a seaport and related facilities.

¡	Communications: Development, lease, concession, or management of broadcast/mobile towers, satellites, fiber optic/copper cable.

•	Excludes telecom services.

¡	Electricity Transmission & Distribution: Development, ownership, lease, concession, or management of electricity transmission and distribution assets.

•	Excludes generation, exploration, and production of energy products.

¡	Oil & Gas Storage & Transportation: Development, ownership, lease, concession, or management of oil and gas (and other bulk liquid products) fixed transportation or storage assets and related midstream energy services.

¡	Water: Development, lease, concession or management of water-related infrastructure, including water distribution, waste-water management, and purification/desalination.

¡	Diversified: Multiples sources of above or investment fund with a primary focus towards infrastructure investments.

Index weights are based on a modified free-float adjusted market capitalization methodology. Individual stock weights are capped at 10%, country weights are capped at 50%, industry weights are capped at 50% and MLPs are capped at 25% of the index.

The Index is reconstituted and rebalanced quarterly in March, June, September and December. The Index is published under the Bloomberg ticker symbol “DJBGICUT.”

As of July 31, 2019, securities listed in the following countries (regardless of domicile) are eligible for inclusion in the Index: Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Singapore, Spain, Switzerland, the United Kingdom and the United States.

ProShares Global Listed Private Equity ETF:

The LPX Direct Listed Private Equity Index, published by LPX AG (“LPX”), consists of up to 30 qualifying listed private equity companies taken from a database of all listed private equity companies listed worldwide, to the extent known to LPX. To be eligible for inclusion in the database, the predominant business purpose of a company must be private equity. This means that the private equity portion of the company’s business must represent more than 50% of the total assets of the company. The “private equity portion” includes direct and indirect private equity investments, the value of the company’s private equity fund management business, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments.

A listed private equity company is an eligible candidate for the Index only if the private equity portion of its business, excluding the indirect private equity investments and excluding the valuation of the private equity fund management business, represents more than 80% of the total assets of the company. LPX considers direct private equity investments to be direct investments noted on the balance sheet of the listed private equity company in the equity, mezzanine or debt facility of an underlying private company or investments in limited partnerships managed by the management portion of the listed private equity company. Candidates for the index will have a majority of its assets invested in or exposed to private companies or have a stated intention to have a majority of its assets invested in or exposed to private companies. At times, the Index (and, accordingly, the Fund) may include private equity companies whose assets may consist largely of cash or cash equivalents. This may occur, for example, when a private equity company divests itself of its investments in a portfolio company or companies (e.g., after a portfolio company’s IPO, merger, or recapitalization) in exchange for cash or cash equivalents, and may continue until the private equity company identifies a new portfolio company investment or investments to make.

The Index components are then further screened based on an annual liquidity analysis based on: (a) bid/ask spreads; (b) average market capitalization; (c) average trading volume relative to market capitalization; and (d) trade continuity (or the length of time between executed trades in the stock). Index weights are based on a capped float-adjusted, modified market capitalization methodology. A “capped” index is one that limits the weight of any single security within the index, in this case designed to generally ensure compliance with the diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (e.g., no greater than 25% of the Index is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer). A “float adjusted” index adjusts an issuer’s weight in the index based on the number of shares available for purchase on an open market that are outstanding multiplied by the issuer’s share price. A “modified market capitalization methodology” indicates that the index is not using the standard market capitalization weightings that adjusts an issuer’s weight in an index based on the number of shares outstanding multiplied by the issuer’s share price.

The Index is reconstituted and rebalanced quarterly (in January, April, July and October).

ProShares Large Cap Core Plus:

The Credit Suisse 130/30 Large Cap Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies (the “Universe”) by applying a rules-based ranking and weighting methodology detailed below. The design intends to provide an indexed representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. The index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not guarantee, of incremental risk-adjusted outperformance as compared to the Universe.

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Reconstitution of the index occurs on the third Friday of each month and begins by identifying the universe of stocks for potential selection into the index. Using a quantitative analysis, an expected alpha score (or rank) is assigned to each stock in the Universe. Expected alpha is a forecast of a stock’s risk-adjusted return. The expected alpha score is derived using 50 factors that capture key company information, including fundamental data from financial statements, consensus earnings forecasts, market pricing and volume data. These 50 factors are grouped into ten equal-weighted factor composites in the following categories: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size. Each stock in the Universe is scored on each of the 10 composite factors, and these scores are then combined to generate a single, overall expected alpha score.

Once an expected alpha score is derived for each stock in the Universe, an optimized long/short index portfolio is generated based on these scores, with its long and short positions set at 130% and 30%, respectively. The primary goal of the optimization process is to maximize the index portfolio’s potential estimated return while maintaining risk characteristics similar to the Universe. Between reconstitutions, risk characteristics of the index will diverge from those of the Universe.

Each stock in the index portfolio may be over- or under-weighted by a maximum of 0.40%, based on its expected alpha score. This means that a stock with a high score may have a portfolio weight that is as much as 0.40% above its float-adjusted market capitalization weighting. A stock with a low score may have a portfolio weight that is as much as 0.40% below its market capitalization weighting. In cases where a stock’s market capitalization weighting is under 0.40% and the company is assigned a low alpha score, it may carry a negative weighting and be held as a short position. The optimization process commonly sets the weight for numerous stocks in the Universe to zero, so that the Index portfolio may include fewer than 500 stocks.

At the index’s next monthly reconstitution, new equity scores are calculated, the long/short ratio is reset to 130/30 and new equity weights are computed.

ProShares S&P MidCap 400 Dividend Aristocrats ETF:

The S&P MidCap 400® Dividend Aristocrats Index (the “MidCap Aristocrats Index”), constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index and have increased dividend payments each year for at least 15 years. The MidCap Aristocrats Index includes all companies meeting these requirements with a minimum of 40 stocks, each of which is equally weighted. No single sector is allowed to comprise more than 30% of the MidCap Aristocrats Index’s weight. If there are fewer than 40 stocks with at least 15 consecutive years of dividend growth or if sector caps are breached, the MidCap Aristocrats Index will include companies with shorter dividend growth histories beginning with 14 consecutive years and adding companies with progressively fewer years until the MidCap Aristocrats Index complies with its rules. Companies with the same dividend growth history (i.e., the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary.

The MidCap Aristocrats Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The MidCap Aristocrats Index is published under the Bloomberg ticker symbol “SPDAMCUT.”

ProShares Russell 2000 Dividend Growers ETF:

The Russell 2000 Dividend Growth Index (the “Russell Index”), constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years, and are not in the bottom 20% of Russell 2000 Index liquidity based on 20 day average daily dollar trading volume (collectively, the “Initial Index Requirements”). The Russell Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Russell Index’s weight. The Russell Index includes all companies meeting the Initial Index Requirements, unless, as described below, sector caps are breached. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, the Russell Index will include companies with shorter dividend growth histories beginning with nine consecutive years and adding companies with progressively fewer years until the Russell Index complies with its rules. Companies with the same dividend growth history (i.e., the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary. If sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary until the Russell Index complies with its rules. If sector caps are breached and there are companies with fewer than 10 consecutive years of dividend growth in the relevant sector(s), those companies would be removed first, beginning with those companies having the lowest yield and progressively moving to those companies with higher yields.

The Russell Index is rebalanced each March, June, September and December with an annual reconstitution during the June rebalance. The Russell Index is published under the Bloomberg ticker symbol “R2DIVGRO.”

ProShares MSCI EAFE Dividend Growers ETF:

The MSCI EAFE Dividend Masters Index (the “EAFE Masters Index”), constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index (“MSCI EAFE”) and have increased dividend payments each year for at least 10 years. The EAFE Masters Index contains a minimum of 40 stocks (as of its annual reconstitution), which are equally weighted. No single sector is allowed to comprise more than 30% of the EAFE Masters Index weight, and no single country is allowed to comprise more than 50% of the EAFE Masters Index weight. The EAFE Masters Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance.

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If the MSCI EAFE does not contain 40 stocks that have increased dividend payments each year for at least 10 years, or if sector and country caps are breached, the EAFE Masters Index may include MSCI EAFE components with fewer years of dividend growth history, beginning with 9 years and adding components with progressively fewer years of dividend growth history until the Index complies with its rules. As the Index adds components from a particular year (for example, nine years of dividend growth), stocks are selected in order of dividend yield, beginning with the highest dividend yield and progressively adding lower yielding stocks, as necessary. If there are insufficient stocks by adding nine year dividend growers, the EAFE Masters Index will then select stocks from the next year (i.e., eight years of dividend growth), beginning with the highest dividend yielding stock. This process is continued until all Index rules are satisfied.

In order to be included in the EAFE Masters Index, companies must first qualify for inclusion in MSCI EAFE. MSCI EAFE includes 85% of free float-adjusted, market capitalization in each industry group in developed market (as defined by MSCI) countries, excluding the U.S. and Canada. MSCI determines whether a country is a “developed market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). MSCI EAFE includes companies from Europe, Australasia and the Far East, and as of June 20, 2019, MSCI EAFE included companies from: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The EAFE Masters Index is published under the Bloomberg ticker symbol “M1EADMAR.”

ProShares High Yield — Interest Rated Hedged:

The FTSE High Yield (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) USD-denominated high yield corporate bonds (high yield bonds) and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the high yield bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.

By taking the short positions, the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds.

Relative to a long-only investment in the same high yield bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Index may be more volatile than a long-only position in the same high yield bonds.

The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody’s Investors Service, Inc. and Standard and Poor’s Financial Services, LLC; and have a minimum of $1 billion of face amount outstanding and must have been issued within the past five years. All eligible issues must have at least one year until maturity. Pay-in-kind (which allow the issuer the option of paying bondholders interest in additional securities or cash) and zero-coupon (which are sold at a discount to par value and on which interest payments are not made during the life of the security) bonds are excluded. No more than two issues from each issuer are allowed. In the event that an issuer has more than two issues that would be eligible for inclusion, the largest two issues by face value will be included. If there are multiple issues with the same face value outstanding, the most recently issued issues will be included. The Index is market value weighted with a two percent (2%) issuer cap. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.

The short portion of the Index is composed of the two-, five- and ten-year Treasury notes that represent the current cheapest to deliver bond underlying the relevant two-, five- and ten-year futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long high yield bond position.

ProShares Investment Grade — Interest Rated Hedged:

The FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the investment grade bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.

By taking short Treasury Security positions (of an aggregate dollar value not exceeding the aggregate dollar value of the Fund’s assets), the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (interest rates) on the performance of

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investment grade bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors may impact investment grade bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on investment grade bonds.

Relative to a long-only investment in the same investment grade bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor if investment grade credit deteriorates at the same time that interest rates fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates in which the short positions might be expected to mitigate the effect of such rises. The Index may be more volatile than a long-only position in the same investment grade bonds. The long investment grade bond positions included in the Index are designed to represent the more liquid universe of investment grade bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by either Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Financial Services, LLC (S&P); and have at least five and a half (5.5) years until maturity. Eligible bonds will also be screened for liquidity based on a minimum face amount outstanding of $1 billion. The Index is market value weighted and caps the weight of any particular issuer at 3% of the Index. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.

The short portion of the index is composed of a series of Treasury Securities that represent the current and least expensive to deliver bond underlying the relevant Treasury futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long investment grade bond position.

ProShares Short Term USD Emerging Markets Bond ETF:

The DBIQ Short Duration Emerging Market Bond Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity (“Short Term USD EM Bonds”) that are issued by Emerging Market sovereign governments (“Sovereigns”), non-sovereign government agencies and entities (“Sub-Sovereigns”), and corporations that the index provider determines have significant ownership (“Quasi-Sovereigns”). Those countries qualifying as “Emerging Markets” are determined by the index provider; as of May 31, 2019, the Index included bonds from Sovereigns or other qualifying entities domiciled in 27 such countries. These countries were: Argentina, Brazil, Chile, Colombia, Croatia, El Salvador, Hungary, Indonesia, Kazakhstan, Korea, Lebanon, Lithuania, Mexico, Pakistan, Panama, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Turkey, Ukraine and Venezuela.

The Index is designed to represent the more liquid universe of Short Term USD EM Bonds. The bonds eligible for inclusion in the Index are expected to include those issued by Emerging Market Sovereigns, Sub-Sovereigns and Quasi-Sovereigns that: (1) are fixed rate; and (2) have between zero and five years to maturity. Eligible bonds will also have a minimum face amount outstanding of $500 million. Callable, putable, zero coupon, inflation-linked and convertible bonds, among others, will be excluded. The Index includes both investment grade and below investment grade rated (i.e. “high yield”) securities and will include bonds, in the aggregate, that have a dollar weighted average years-to-maturity of three years or less.

The Index limits issuers with weights greater than 4.5% to no more than 45% of the Index and limits the aggregate weight of issuers from any particular country to no more than ten percent (10%) of the Index. The Index is reconstituted and rebalanced on a quarterly basis; cash from maturing issues or coupon payments is reinvested monthly. The Index is published under the Bloomberg ticker symbol (“DBEMPRO”).

ProShares Hedge Replication ETF:

ProShares Hedge Replication ETF has entered into a licensing agreement for the use of the Merrill Lynch Factor Model — Exchange Series (the “Benchmark”). ProShares Hedge Replication ETF seeks investment results, before fees and expenses, that track the performance of the Benchmark, which is a model established by Merrill Lynch International. The Benchmark seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”). The HFRI is designed to reflect hedge fund industry performance through construction of an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a systematic regression model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors (“Factors”). The Benchmark does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI.

The Factors that comprise the Benchmark are the: (1) S&P 500® Total Return Index; (2) the MSCI EAFE US Dollar Net Total Return Index; (3) the MSCI Emerging Markets US Dollar Net Total Return Index (“MSCI Emerging Markets”); (4) the Russell 2000 Total Return Index (“Russell 2000”); (5) three-month U.S. Treasury Bills; and (6) the ProShares UltraShort Euro ETF. Each of the Factors is weighted monthly from +100% to -100% (with the exception of the MSCI Emerging Markets, which is weighted between +100% and 0%, three-month U.S. Treasury Bills, which may be weighted between +200% and 0%, and the Russell 2000, which is weighted between +100% and -30%). For each monthly

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rebalancing, the systematic regression analysis seeks to determine which direction (i.e., long or short/flat) and weighting for each of the Factors over the previous 24 month period (ending on the month for which the most recent closing level of the HFRI is available) would have produced the highest correlation with the HFRI. The Factors are then weighted according to the results of the analysis. In no case will the sum of the factor weights (excluding three month U.S. Treasury Bills) be greater than +100% or less than -100%.

The Benchmark is published under the Bloomberg ticker symbol “MLEIFCTX.”

ProShares Merger ETF:

ProShares Merger ETF has entered into a licensing agreement with Standard & Poor’s® for the use of the S&P Merger Arbitrage Index. The Index uses a quantitative methodology to track a dynamic basket of securities trading in global developed markets, including the U.S., generally representing long positions in certain securities of a target company (the “Target”), and in certain cases, short positions in securities of an acquiring company (the “Acquirer”) in order to provide exposure to the merger arbitrage strategy. The Index is comprised of cash-only, stock-only and “combination” mergers, acquisitions or other corporate reorganizations (i.e., those transactions that involve both cash and stock components) (together, such mergers, acquisitions and reorganizations, the “Deals”). For cash-only Deals, only a long position in the Target is taken. For stock-only and combination Deals, long positions are taken in the Target with an accompanying short position in the Acquirer based on the ratio of shares to be exchanged as part of the Deal. The Index does not include all possible Deals or any funds focused on merger and acquisition transactions. Types of Deals eligible for inclusion are mergers, acquisitions, private equity and leveraged buyout transactions, while minority interests and unit divestitures are excluded. Additions to the Index will be screened using several factors, including: (i) domicile of the company (i.e., the Target and Acquirer must be domiciled in: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and/ or the United States); (ii) Deal size (i.e., the total value of stock and/ or cash used to acquire the Target must be $500 million or more; debt is not included); (iii) liquidity of the company (i.e., the Target or the Acquirer must have a three-month average daily trading value of $2 million or more); (iv) Spread (i.e., the spread as of the time of the announcement must generally be two percent (2%) or more of the Target’s stock price); and (v) currency spreads (i.e., for Deals containing net foreign currency exposure, the Index will exclude Deals in which the interest rate differential (the annualized forward discount or premium using the spot rate and one-month forward rate between the U.S. dollar and the other currency) exceeds certain thresholds). Deletions to the Index are based on several factors, including: (i) withdrawal of the Deal (i.e., the Deal is officially withdrawn, unless a Target is a target of two or more potential acquirers and at least one offer is still active); (ii) completion of the Deal; (iii) replacement of the Deal (as described below); and (iv) maximum inclusion time (i.e., a Target and Acquirer may be included in the Index for a maximum of one year).

Index additions and deletions are identified after 3:00 p.m. each trading day by S&P Dow Jones Indices LLC per eligibility criteria. Additions are made on the second business day following the announcement of a new Deal. A maximum of 40 Deals may be included, each with an initial three percent (3%) Index weight allocated to a long position in the Target. Short positions in the Acquirer are established in stock or partial stock Deals at the applicable ratio (e.g., if a Deal involves 100% stock, the amount allocated to a short position in the Acquirer would be 3%, or 100% of the initial 3% Index weight; however if a Deal involves 50% cash and 50% stock, the amount allocated to a short position in the Acquirer would be 1.5%, or 50% of the initial 3% Index weight). In no case shall any short position be greater than three percent (3%) when established. The Index may have initial long gross exposure of up to 120% so long as there is sufficient short exposure to ensure that the net position of the Index does not exceed 100% (i.e., is unlevered) each time a Deal is added. For example, if initially there are 40 eligible Deals, the Index will allocate three percent (3%) of its weight to a long position in each Target, provided there is at least 20% short gross exposure to Acquirers. If initially there is no short gross exposure to any Acquirer (i.e., each of the Deals is a cash-only Deal), then the maximum number of eligible Deals would be 33, as the Index will allocate three percent (3%) of its weight to each Target for maximum long exposure of 99% with the remaining amounts allocated to Treasury bills. The Index may initially have short gross exposure to Acquirers of up to 120% (i.e., each of the 40 Deals is a stock-for-stock Deal). Under such a scenario, the Index will allocate three percent (3%) of its weight to short positions in Acquirers. The Index will also allocate a corresponding three percent (3%) of its weight to long positions in each of the Targets. These initial minimum and maximum long and short gross exposures could increase or decrease due to fluctuations in the values of the Target and Acquirer stocks. If the Index has less than 40 Deals and a new Deal is added, that investment is made from cash reserves. If the Index reaches the maximum number of Deals (40) and a new Deal is eligible for addition, the current worst performing Deal is deleted from the Index and replaced by the new Deal. When a Deletion occurs without an accompanying new Deal, the assets from the deleted Deal will be held in cash reserves. Deletions will occur at the close of U.S. market trading with two days’ notice.

ProShares RAFITM Long/Short:

The FTSE RAFITM US 1000 Long/Short Total Return Index seeks to utilize the Research Affiliates Fundamental Index (RAFITM) weighting methodology to identify opportunities which are implemented through both long and short securities positions. The index compares RAFITM constituent weightings to market capitalization (CAP) weights for a selection of U.S. domiciled publicly traded companies listed on major exchanges (the “Eligible Companies”). The index takes long positions in securities with larger RAFITM weights relative to their CAP weights. Short positions are taken in securities with smaller RAFITM weights relative to their CAP weights. The index methodology seeks to capitalize on a theory that traditional index weighting based on market capitalization results in over-weighting of overpriced securities and underweighting of underpriced securities.

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The index is rebalanced monthly such that it has equal dollar investments in both long and short positions and is reconstituted annually at which time new long and short positions are selected and weighted. Sector neutrality is also achieved during the annual reconstitution. The index at any time may have significant positive or negative correlations with long-only market capitalization-weighted indexes.

Index Construction Summary — The securities in the index are selected as of each annual reconstitution from a universe consisting of the 1000 largest Eligible Companies by market capitalization and the 1000 highest weighted Eligible Companies by RAFITM weight (see RAFITM methodology below). The companies included in the index are then selected for each of 10 industry sectors — within each sector, the 20% of the securities with the largest RAFITM weights relative to their CAP weights are selected to comprise the long portfolio. The 20% of securities within each sector with the smallest RAFITM weights relative to their CAP weights are selected to comprise the short portfolio.

Weights are assigned to individual constituents in relation to both the absolute and proportional difference between their RAFITM and CAP weights. Weights are then normalized within each sector so that the resulting sector weights in both the long and short portfolios match the model sector weights of a hypothetical RAFITM weighted US 1000 long only index.

RAFITM Methodology — The index is based on the RAFITM methodology for selecting and weighting securities based on measures of company size including sales, cash flow, dividends and book value.

The starting universe consists of a Research Affiliates universe of publically traded US companies listed on major US stock exchanges (the “RA Universe”). For each company within this RA Universe, an aggregation of historical accounting data (consisting of sales, cash flow and dividends) and current book value is selected. Five-year averages are then calculated for each company for sales, cash flow and dividends, while current book value acts as a fourth variable. Each of the four measures is equal weighted.

From this data, a composite RAFITM weight is calculated for each company. Composite fundamental weights are comprised of individual RAFITM weights calculated for each company for each individual accounting variable. Each corporation thereby receives a composite RAFITM weight equal to the ratio of its sales (or cash flow, dividends, book value) to the aggregate sales (or cash flow, dividends, book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric but computes its weight as an equally weighted average of the remaining three metrics. Companies that receive a negative composite weight are removed.

ProShares Managed Futures Strategy ETF:

Developed by S&P® and launched on August 14, 2014, the S&P® Strategic Futures Index (the “Benchmark”) is a long/short rules-based investable index that seeks to capture the economic benefit derived from both rising and declining trends in futures prices. The Benchmark is typically composed of futures contracts representing unleveraged long or short positions in the commodity and financial markets.

The weight assigned to each futures contract in the Benchmark is determined on a monthly basis, and implemented each month through an index rebalancing. Weights are determined using a proprietary risk-weighting methodology that measures the risk exposure of the futures contracts included in the Benchmark and then weights each futures contract so that it contributes the same level of risk to the Benchmark.

The Benchmark’s exposure to futures contracts are either short or long based on a comparison of the price change in the contract during the most recent month to a seven-month exponential weighted moving average price change of that contract. During the monthly rebalancing, the Benchmark also “rolls” certain of its positions in futures contracts from the current contract to a contract further from settlement.

Each month, S&P® will determine whether a futures contract that is a part of the Benchmark should be either a long or short position by comparing the price change of the most recent month (the “First Month Price Change”) of the futures contract to the seven month exponential weighted moving average price change (the “Seven Month Price Change”). Long positions are tracked when a futures contract’s First Month Price Change is greater than or equal to the Seven Month Price Change. Short positions are tracked when a futures contract’s First Month Price Change is less than the Seven Month Price Change. The First Month Price Change of each futures contract is calculated by calculating the percentage difference of each futures contract’s price on the last PDD (as defined below) relative to the current PDD.

When calculating the Seven Month Price Change, each month’s price input is represented as the monthly percentage change of a futures contract price which is calculated in the same manner as the First Month Price Change. Monthly positions are determined on the second to last Benchmark business day of the month (defined as the position determination date, or “PDD”).

During this monthly rebalancing, the Benchmark will also “roll” certain of its positions from the current contract to a contract further from settlement. In order to maintain consistent exposure to the futures contracts that compose the Benchmark, each futures contract must be sold prior to its expiration date and replaced by a contract maturing at a specified date in the future. This process is known as “rolling.” The futures contracts that are a part of the Benchmark are rolled periodically. The rolls are implemented pursuant to a roll schedule over a five-day period from the first (1st) through the fifth (5th) index business days of the month. An index business day is any day on which the majority of the futures contracts included in the Benchmark are open for official trading and official settlement prices are provided, excluding holidays and weekends.

In order to mitigate the potential negative impact of contango on long commodity positions, certain futures contracts in commodities will be rolled according to an “enhanced” rolling methodology. This methodology seeks to modify the normal roll methodology for futures contracts in the energy sector when such long position would be materially and negatively impacted by contango. In addition, the methodology identifies seasonal factors applicable to both the energy and agricultural futures markets

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and implements a modified roll to mitigate potential costs of such seasonal impacts.

ProShares S&P 500® Bond ETF:

The S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the “Index”) constituents are reset and rebalanced on a monthly basis. The Index rules have minimum “holding” and “lock-out” periods in order to limit turnover that would otherwise result from short-term changes in trading volume. For example, bonds that would otherwise be dropped from the Index because they are no longer one of the top 1000 eligible bonds ranked by trading volume will remain in the Index for a minimum of three months. Bonds that are dropped from the Index cannot be added back into the Index for a period of three months, even if they would otherwise qualify to be included.

Credit Quality: The Index includes only investment grade bonds. Bonds must have a minimum credit rating of BBB-/Baa3/BBB- (as rated by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. or Fitch Investor Services, respectively).

Liquidity Determination: Bonds eligible to be included in the Index are ranked based on their liquidity, as measured by each bond’s average volume reported on TRACE. TRACE is the system used by broker-dealers to report transactions in corporate bonds under an SEC-approved set of rules. The 1000 most liquid bonds (i.e., those with the highest average trading volumes) that meet the other Index requirements are included in the Index. The Index may consist of fewer than 1000 bonds if fewer than 1000 bonds meet the Index requirements.

As of June 20, 2019, the Index included 1000 bonds from 215 distinct issuers (183 S&P500 companies and their subsidiaries). The Index is published under the Bloomberg ticker symbol “SP5MAIGT.”

Exclusions: Private placements and other restricted securities (including Rule 144A securities), floating-rate securities, fixed-to-floating rate securities, puttable bonds, “pay-in-kind” bonds, and certain other types of bonds are excluded from the Index.

In seeking to achieve the Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Fund’s underlying Index. The Fund seeks to achieve its investment objective by investing all, or substantially all, of its assets in the bonds that make up its Index.

The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index. The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. For example, the Fund seeks to invest in a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index. Under certain circumstances, the Fund may overweight or underweight certain components of the Index with the intent of obtaining exposure with aggregate characteristics similar to the Index, including, as applicable, the general credit profile of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. The Fund seeks to remain fully invested at all times in the bonds included in the Index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Fund does not take temporary defensive positions.

Additional Information About the Indexes, the Index Providers and the Index Calculation Agent

BofA Merrill Lynch

ProShares Hedge Replication ETF is not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM (“BofA Merrill Lynch®”) nor any of its affiliates, information providers or other third parties (collectively, the “BofA Merrill Lynch Parties”) involved in, or related to, compiling, computing or creating the Benchmark nor any of Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company or any of the foregoing entities’ affiliates, information providers or other third parties (collectively, the “Component Sponsor Parties”) involved in, or related to, compiling, computing or creating the applicable indices, benchmarks or prices that are components of the Benchmark (as applicable, the “Component Sponsor Indices”). Neither the BofA Merrill Lynch Parties nor the Component Sponsor Parties, as applicable, have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, ProShares Hedge Replication ETF nor do they make any representation or warranty, express or implied, to the owners of shares of ProShares Hedge Replication ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Hedge Replication ETF particularly or the ability of the Benchmark, the Component Sponsor Indices and any data included therein to track general hedge fund or stock market performance. The BofA Merrill Lynch Parties’ and the Component Sponsor Parties’ only relationship to ProShares Hedge Replication ETF is the licensing by BofA Merrill Lynch of certain trademarks and trade names of BofA Merrill Lynch and of the Benchmark. Each of the Benchmark, Component Sponsor Indices and any data included therein is determined, composed and calculated by the BofA Merrill Lynch Parties and the Component Sponsor Parties without regard to ProShares Hedge Replication ETF or its shares. The BofA Merrill Lynch Parties and the Component Sponsor Parties have no obligation to take the needs of ProShares Hedge Replication ETF or the owners of its shares into consideration in determining, composing or calculating the Benchmark, Component Sponsor Indices or any data included therein. The BofA Merrill Lynch Parties and the Component Sponsor Parties are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the shares to be issued or in the determination or calculation of the equation by which the shares are to be converted into or redeemed for cash. The BofA Merrill Lynch Parties and the Component Sponsor Parties have no obligation or liability in connection with the administration, marketing or trading of the shares.

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ALTHOUGH THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BENCHMARK AND THE COMPONENT SPONSOR INDICES, AS APPLICABLE, FROM SOURCES THEY CONSIDER RELIABLE, THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN AND THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES HEDGE REPLICATION ETF, OWNERS OF ITS SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN. THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Benchmark is the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, BofA Merrill Lynch or its affiliates and have been licensed for use by ProShares Hedge Replication ETF. The Component Sponsor Indices are the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company or any of their respective affiliates, as applicable, and have been licensed for use for certain purposes by BofA Merrill Lynch.

No purchaser, seller or holder of the shares or interest in ProShares Hedge Replication ETF, or any other person or entity, should use or refer to any trade name, trademark or service mark of the Component Sponsor Parties, to sponsor, endorse, market or promote the ProShares Hedge Replication ETF shares without first contacting the relevant Component Sponsor Party to determine whether its permission is required. Under no circumstances may any person or entity claim any affiliation with a Component Sponsor Party without the prior written permission of that Component Sponsor Party.

Credit Suisse

ProShares Large Cap Core Plus

The Credit Suisse Large Cap 130/30 Index was developed by Credit Suisse Securities (USA) LLC and its affiliates (collectively, “Credit Suisse”) in collaboration with AlphaSimplex Group, LLC (“AlphaSimplex”). The Index is managed by an Index Committee chaired by Dr. Andrew Lo, Chairman and Chief Scientific Officer of AlphaSimplex, and Harris & Harris Group Professor at the MIT Sloan School of Management. The Committee Vice Chairman is Mr. Pankaj Patel, Director of Quantitative Research at Credit Suisse. About Credit Suisse: As one of the world’s largest banks, Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. Credit Suisse offers advisory services, solutions and products to companies, institutional clients and high-net-worth private clients globally, as well as retail clients in Switzerland. Credit Suisse is active in over 50 countries and employs approximately 45,000 people. Credit Suisse’s parent company, Credit Suisse Group, is a global financial services company headquartered in Zurich. Credit Suisse Group’s registered shares (CSGN) are listed in Switzerland and, in the form of American Depositary Shares (CS), in New York. Further information about Credit Suisse can be found at www.credit-suisse.com.

About AlphaSimplex: Founded in 1999 by Dr. Andrew W. Lo, AlphaSimplex is an SEC-registered investment advisory firm based in Cambridge, Massachusetts specializing in quantitative global macro and global tactical asset allocation strategies, beta-replication products, and absolute-return risk analytics. It is a wholly-owned subsidiary of Natixis Global Asset Management, LLC. Additional information about AlphaSimplex can be found at www.alphasimplex.com. “Credit Suisse” and the index are service marks of Credit Suisse. Credit Suisse do not sponsor, endorse or promote the Fund, recommend that any person invest or trade in the Fund or any other securities, have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund, have any responsibility or liability for the administration or management of the Fund and consider the needs of the Fund or the shareholders of the Fund in determining, composing or calculating the index or have any obligation to do so. Credit Suisse may discontinue the index or change the index or its compilation and composition at any time, in its sole discretion, without regard to any impact thereof on the Fund.

CREDIT SUISSE DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

Credit Suisse will not have any liability in connection with the Fund. Specifically,

•	Credit Suisse does not make any representation or warranty, express, statutory or implied, and Credit Suisse disclaims any representation or warranty about:

¡	The results to be obtained by the Fund, the shareholders of the Fund or any other person in connection with the use of the index and the data related to the index;

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¡	The accuracy or completeness of the index or its related data;

¡	The merchantability and the fitness for a particular purpose or use of the index or its related data.

•	Credit Suisse will have no liability for any errors, omissions or interruptions in the index or its related data.

•	Under no circumstances and under no theory of law (whether tort, contract, strict liability or otherwise) will Credit Suisse be liable for any lost profits or direct, indirect, punitive, special or consequential damages or losses, even if Credit Suisse knows that they might occur.

DISCLAIMER

The Index is the exclusive property of Credit Suisse First Boston Data And Analytics, LLC, and/or any of its affiliates. The Fund is not in any way sponsored, endorsed or promoted by Credit Suisse and/or any of its affiliates. Neither Credit Suisse, nor any of its affiliates has any obligation to take the needs of any person into consideration in composing, determining or calculating the Index (or causing the Index to be calculated). In addition, neither Credit Suisse, nor any of its affiliates makes any warranty or representation whatsoever, express or implied, as to the results to be obtained from the use of the Index and/or the level at which the Index stands at any particular time on any particular day or otherwise, and neither Credit Suisse, nor any of its affiliates shall be liable, whether in negligence or otherwise, to any person for any errors or omissions in the Index or in the calculation of the Index or under any obligation to advise any person of any errors or omissions therein.

Deutsche Bank AG

“Deutsche Bank” and “DBIQ Short Duration Emerging Market Bond IndexSM” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by ProShares Trust. ProShares Short Term USD Emerging Markets Bond ETF (the “Product”) has not been passed on by Deutsche Bank AG as to its legality or suitability. The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG, and Deutsche Bank makes no representation, express or implied, regarding the advisability of investing in the Product. DEUTSCHE BANK AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT.

The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG. The DBIQ Short Duration Emerging Market Bond Index (the “DB Index”) is the exclusive property of Deutsche Bank AG. “Deutsche Bank” and “DBIQ Short Duration Emerging Market Bond Index” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by ProShares Trust. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of ProShares Short Term USD Emerging Markets Bond ETF (the Product), the sponsor of the Product, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Product. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Product. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES SHORT TERM USD EMERGING MARKETS BOND ETF FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND PROSHARES TRUST.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank’s permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

LPX AG (LPX)

LPX AG (LPX), the Index licensor, is not affiliated with ProShare Advisors, the Trust or the Fund. LPX® Direct Listed Private Equity Index” and “LPX®” are registered trademarks of LPX and have been licensed for use by ProShares. ProShares have not been passed on by LPX or any of its affiliates as to their legality or suitability. LPX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public

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regarding the advisability of investing securities generally or in the Fund particularly, or the ability of the Index to track general market performance. The Index is determined, composed and calculated by LPX without regard to the Trust or the Fund. LPX has no obligation to take the needs of the Trust or the Fund into consideration in determining, composing or calculating the Index. There is no assurance that investment products based on the Index will accurately track Index performance or provide positive investment returns. Inclusion of a security within the Index is not a recommendation by LPX to buy, sell or hold such security, nor is it investment advice. ProShares based on the LPX® Direct Listed Private Equity Index are not issued, created, sponsored, endorsed, sold, or promoted by LPX, and it makes no representation regarding the advisability of investing in ProShares. LPX AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

Markit iBoxx

“iBoxx” is a registered trademark of Markit Indices Limited (“Markit”) and is licensed for use by ProShares Trust. ProShares have not been passed on by these entities or their affiliates as to their legality or suitability. Markit does not approve, sponsor, endorse or recommend ProShares Trust or the Funds. Markit makes no representation regarding the advisability of investing in the Funds. The Funds are derived from a source considered reliable, but Markit and its employees, suppliers, subcontractors and agents (together “Markit Associates”) do not guarantee the veracity, completeness or accuracy of the Funds or other information furnished in connection with the Funds. No representation, warranty or condition, express or implied, statutory or otherwise, as to condition, satisfactory quality, performance, or fitness for purpose are given or assumed by Markit or any of the Markit Associates in respect of 1) an iBoxx Index, Funds, or any data included in it, 2) the use by any person or entity of the Funds of that data, 3) the results obtained from the use of any iBoxx Index 4) the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in an iBoxx Index at any particular time on any particular date or otherwise, or 5) the ability of an iBoxx Index to track relevant markets’ performances or otherwise relating to an iBoxx Index or any transaction or product with respect thereto. All such representations, warranties and conditions are excluded save to the extent that such exclusion is prohibited by law.

No party purchasing or selling Fund nor the Markit Associates shall have any liability to any party for any act or failure to act by the Index Sponsor in connection with the determination, adjustment, calculation or maintenance of the Index.

Morningstar

ProShares Morningstar Alternatives Solution ETF (the Fund) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Morningstar® Diversified Alternatives IndexSM (the Index) to track general stock market performance. Morningstar’s only relationship to ProShares Trust is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Index which is determined, composed and calculated by Morningstar without regard to ProShares Trust or the Fund. Morningstar has no obligation to take the needs of ProShares Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Index or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund.

MORNINGSTAR, INC., DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FUND OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI

ProShares MSCI EAFE Dividend Growers ETF (the “MSCI Fund”) is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Fund or any other person or entity regarding the advisability of investing in the MSCI Fund generally or in the MSCI Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the MSCI Fund or the issuer or shareholders of the MSCI Fund or any other person or entity into consideration in determining, composing or calculating the MSCI index. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Fund to be issued or in the determination or calculation of the equation by or the consideration into which

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the MSCI Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Fund or any other person or entity in connection with the administration, marketing or offering of the MSCI Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUND, SHAREHOLDERS OF THE MSCI FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORE-GOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Nasdaq, Inc.

ProShares Equities for Rising Rates ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq U.S. Large Cap Equities for Rising Rates Index to track general stock market performance. The Corporations’ only relationship to ProShare Advisors (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Nasdaq U.S. Large Cap Equities for Rising Rates Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq U.S. Large Cap Equities for Rising Rates Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RAFI

The FTSE RAFITM US 1000 Long/Short Total Return Index is calculated by S&P Dow Jones Indices LLC or its affiliates. S&P® is registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. Investment products based on the FTSE RAFITM US 1000 Long/Short Total Return Index are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and none of S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates makes any representation regarding the advisability of investing in such product(s).

S&P Dow Jones Indices LLC, its affiliates, sources and distribution agents, and each of their respective officers, directors, employees, agents, representatives and licensors (collectively, the “Index Calculation Agent”) shall not be liable to ProShare Advisors, any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the FTSE RAFITM US 1000 Long/Short Total Return Index or any data related thereto (the “Index Data”) or (ii) any decision made or action taken by ProShare Advisors, any customer or third party in reliance upon the Index Data. The Index Calculation Agent does not make any warranties, express or implied, to ProShare Advisors, any of its customers or anyone else regarding the Index Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by ProShare Advisors, any of its customers or other person in connection with the use of the Index Data. The Index Calculation Agent shall not be liable to ProShare Advisors, its customers or other third parties for loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

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Investors should be aware of the risks associated with data sources and quantitative processes used in our investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While Research Affiliates takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, we cannot guarantee that such errors will not occur.

The RAFITM US Equity Long/Short Index was developed by Research Affiliates, LLC. Research Affiliates has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates, LLC. Various features of the Fundamental Index® methodology, including an accounting data-based non-capitalization data processing system and method for creating and weighting an index of securities, are protected by various patents, and patent-pending intellectual property of Research Affiliates, LLC (See all applicable US Patents, Patent Publications and Patent Pending intellectual property located at https://www.researchaffiliates.com/en_us/about-us/legal.html, which are fully incorporated herein.) “Fundamental Index®” and/or “Research Affiliates Fundamental Index®” and/or “RAFI®” and/or all other Research Affiliates trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates, LLC.

LSE Group

ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Europe (the “FTSE Funds”) and the ProShares Short, Ultra, UltraShort, UltraPro, and UltraPro Short Russell 2000 (the “FTSE Russell” Funds) and ProShares Inflation Expectations ETF, ProShares High Yield — Interest Rate Hedged and ProShares Investment Grade — Interest Rate Hedged (the “FTSE FI Funds”) have been developed solely by ProShares Trust. The FTSE Funds and the FTSE Russell Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE China 50 Index®, the FTSE Developed Europe All Cap Index®, the Russell 2000® indexes, the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index®, the FTSE High Yield (Treasury Rate-Hedged) Index® and the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index® (the “FTSE Indexes”) vest in the relevant LSE Group company which owns the Indexes. “FTSE®” “Russell®”, “FTSE Russell®”, FTSE Fixed Income®, and “MTS®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license.

The FTSE Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Indexes or (b) investment in or operation of the FTSE Funds and/or the FTSE Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the FTSE Funds and/or the FTSE

Russell Funds or the suitability of the FTSE Indexes for the purpose to which they are being put by ProShares Trust.

S&P Global

The Dow Jones Brookfield Global Infrastructure Composite Index, S&P® Merger Arbitrage Index, S&P 500® Ex-Energy Index, S&P 500® Ex-Financials and Real Estate Index, S&P 500® Ex-Health Care Index and S&P 500® Ex-Information Technology Index, (the “S&P DJ Indexes”) are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by ProShares Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) The S&P DJ Indexes are a product of SPDJI. All have been licensed for use by ProShares Trust. ProShares Funds have not been passed on by SPDJI as to their legality or suitability. It is not possible to invest directly in an index. ProShares Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ProShares Funds or any member of the public regarding the advisability of investing in securities generally or in ProShares Funds particularly or the ability of the S&P DJ Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to ProShares Trust with respect to the S&P DJ Indexes is the licensing of the S&P Dow Jones Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P DJ Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares Trust or the ProShares Funds. S&P Dow Jones Indices has no obligation to take the needs of ProShares Trust or the owners of ProShares Funds into consideration in determining, composing or calculating the S&P DJ Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of ProShares Funds or the timing of the issuance or sale of the ProShares Funds or in the determination or calculation of the equation by which the ProShares Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the ProShares Funds. There is no assurance that investment products based on the S&P DJ Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P DJ INDEXES OR ANY DATA

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RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OF THE PROSHARES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DJ INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the “Licensed Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and MarketAxess Holdings Inc. The Index has been licensed for use by ProShare Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). MarketAxess® is a registered trademark of MarketAxess Holdings Inc. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by ProShare Advisors. ProShares S&P 500 Bond ETF (the “Licensed Fund”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of its respective affiliates (collectively, “S&P Dow Jones Indices”) or MarketAxess Holdings Inc. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. make any representation or warranty, express or implied, to the owners of shares of the Licensed Fund or any member of the public regarding the advisability of investing in securities generally or in the Licensed Fund particularly or the ability of any S&P® index to track general market performance. S&P Dow Jones Indices’ and MarketAxess Holdings Inc.’s only relationship to ProShare Advisors with respect to the Licensed Index is the licensing of the indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Licensed Index is determined, composed and calculated by S&P Dow Jones Indices, MarketAxess Holdings Inc., or both, without regard to ProShare Advisors or the Licensed Fund. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. have any obligation to take the needs of ProShare Advisors or the owners of shares of the Licensed Fund into consideration in determining, composing or calculating the Licensed Index. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. are responsible for and neither of them have participated in the determination of the prices, the amount of the Licensed Fund, the timing of the issuance or sale of shares of the Licensed Fund, or in the determination or calculation of the equation by which the shares of the Licensed Fund is to be converted into cash, surrendered or redeemed, as the case may be. Neither S&P Dow Jones Indices nor MarketAxess Holdings Inc. have any obligation or liability in connection with the administration, marketing or trading of shares of the Licensed Fund. There is no assurance that the Licensed Fund, based on the Licensed Index, will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

NEITHER S&P DOW JONES INDICES NOR MARKETAXESS HOLDINGS INC. GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE LICENSED INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING, BUT NOT LIMITED TO, ANY ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND MARKETAXESS HOLDINGS INC. SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER S&P DOW JONES INDICES NOR MARKETAXESS HOLDINGS INC. MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, OR AS TO RESULTS TO BE OBTAINED BY PROSHARE ADVISORS, OWNERS OF SHARES OF THE LICENSED FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LICENSED INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR MARKETAXESS HOLDINGS INC. BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARE ADVISORS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. Each Fund’s portfolio holdings are posted on a daily basis to the Trust’s website at ProShares.com.

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Management of ProShares Trust

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Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of the Trust are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.

Unitary Fee Funds — Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Large Cap Core Plus, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade–Interest Rate Hedged, ProShares Managed Futures Strategy ETF, ProShares K-1 Free Crude Oil Strategy ETF, and ProShares S&P 500® Bond ETF (the “Unitary Fee Funds”), ProShare Advisors is responsible for substantially all expenses of each Unitary Fee Fund (and substantially all expenses of any wholly owned subsidiary of a Unitary Fee Fund) except interest expenses, taxes, brokerage and other transaction costs, legal expenses, fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses.

For its investment advisory and management services, each Unitary Fee Fund pays ProShare Advisors a fee at an annualized rate of its average daily net assets as follows: 0.15% for ProShares S&P 500® Bond ETF; 0.27% for ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF and ProShares S&P 500® Ex-Technology ETF; 0.30% for ProShares Investment Grade–Interest Rate Hedged; 0.35% for ProShares S&P 500® Dividend Aristocrats ETF and ProShares Equities for Rising Rates ETF; 0.40% for ProShares S&P MidCap 400® Dividend Aristocrats ETF and ProShares Russell 2000 Dividend Growers ETF; 0.45% for ProShares Large Cap Core Plus and ProShares DJ Brookfield Global Infrastructure ETF; 0.50% for ProShares MSCI EAFE Dividend Growers ETF and ProShares High Yield–Interest Rate Hedged; 0.55% for ProShares MSCI Europe Dividend Growers ETF; 0.60% for ProShares MSCI Emerging Markets Dividend Growers ETF; 0.65% for ProShares K-1 Free Crude Oil Strategy ETF; and 0.75% for ProShares Managed Futures Strategy ETF.

Funds other than the Unitary Fee Funds — For its investment advisory services, each Fund (other than ProShares Morningstar

Alternatives Solution ETF, ProShares Global Listed Private Equity ETF, ProShares Short Term USD Emerging Markets Bond ETF and ProShares Inflation Expectations ETF), pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.75%. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for each of these Funds that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion. This fee waiver arrangement will remain in effect through at least September 30, 2020 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board.

For its investment advisory services, ProShares Morningstar Alternatives Solution ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.07% of average daily net assets of the Fund. ProShares Global Listed Private Equity ETF and ProShares Short Term USD Emerging Markets Bond ETF each pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.50%. ProShares Inflation Expectations ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.55%.

All Funds — A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent semi-annual report to shareholders dated November 30, 2018, or in the Trust’s most recent annual report to shareholders dated May 31, 2019 or in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred.

During the year ended May 31, 2019, each Fund paid ProShare Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fund	Fees Paid

DJ Brookfield Global Infrastructure ETF	0.45%

Equities for Rising Rates ETF	0.35%

Global Listed Private Equity ETF	0.50%

Hedge Replication ETF	0.75%

High Yield - Interest Rate Hedged	0.50%

Inflation Expectations ETF	0.55%

Investment Grade - Interest Rate Hedged	0.30%

K-1 Free Crude Oil Strategy ETF	0.65%

Large Cap Core Plus	0.45%

Managed Futures Strategy ETF	0.75%

Merger ETF	0.75%

Morningstar Alternatives Solution ETF	0.70%

MSCI EAFE Dividend Growers ETF	0.50%

MSCI Emerging Markets Dividend Growers ETF	0.60%

MSCI Europe Dividend Growers ETF	0.55%

RAFITM Long/Short	0.75%

Russell 2000 Dividend Growers ETF	0.40%

S&P500® Bond ETF	0.15%

S&P500® Dividend Aristocrats ETF	0.35%

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Fund	Fees Paid

S&P500® Ex-Energy ETF	0.27%

S&P500® Ex-Financials ETF	0.27%

S&P500® Ex-Health Care ETF	0.27%

S&P500® Ex-Technology ETF	0.27%

S&P MidCap 400® Dividend Aristocrats ETF	0.40%

Short Term USD Emerging Markets Bond ETF	0.50%

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Funds as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund can be found in the SAI.

Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.

Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFunds Advisors LLC: Senior Portfolio Manager since October 2013. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Ryan Dofflemeyer, ProShare Advisors: Senior Portfolio Manager since April 2019, Portfolio Manager from January 2011 to April 2019. ProFund Advisors: Senior Portfolio Manager since 2019. Mr. Dofflemeyer is a registered associated person and an NFA associate member of ProShares Capital Management LLC since October 2010.

Michelle Liu, ProShare Advisors: Portfolio Manager since December 2009. ProFund Advisors LLC: Portfolio Manager since December 2009.

Scott Hanson, ProShare Advisors: Portfolio Manager since August 2016, Associate Portfolio Manager from May 2012 to August 2016 and Senior Portfolio Analyst from August 2010 to May 2012. ProFund Advisors LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from May 2012 to August 2016 and Senior Portfolio Analyst from August 2010 to May 2012.

James Linneman, ProShare Advisors: Portfolio Manager since April 2019, Associate Portfolio Manager from August 2016 to April 2019 and Portfolio Analyst from February 2014 to August 2016. Mr. Linneman is a registered associated person and an NFA associate member since 2015.

Benjamin McAbee, ProShare Advisors: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProShares Capital Management LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. Mr. McAbee is a registered associated person and an NFA associate member since December 2012.

Devin Sullivan, ProShare Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016.

Tarak Davé, ProShare Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014. ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.

Other Service Providers

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to the Funds, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.

ProShare Advisors also performs certain management services, including client support and other administrative services, for the Funds listed below pursuant to a Management Services Agreement. ProShare Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of the Funds listed below for such services. During the year ended May 31, 2019, each Fund listed below paid ProShare Advisors a management services fee in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fund	Management Services Fees Paid

Global Listed Private Equity ETF	0.10%

Hedge Replication ETF	0.10%

Inflation Expectations ETF	0.10%

Merger ETF	0.10%

Morningstar Alternatives Solution ETF	0.10%

RAFITM Long/Short	0.10%

Short Term USD Emerging Markets Bond ETF	0.10%

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, ProShare Advisors, the administrator and fund accounting agent, custodian, transfer agent, and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against

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the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

Determination of NAV

The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and, except for ProShares MSCI EAFE Dividend Growers ETF, ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade–Interest Rate Hedged, ProShares S&P 500® Bond ETF, ProShares Short Term USD Emerging Markets Bond ETF, ProShares Inflation Expectations ETF, K-1 Free Crude Oil Strategy ETF, Managed Futures Strategy ETF, and MSCI Europe Dividend Growers ETF is generally determined each business day as of the close of regular trading on the Exchange on which it is listed (i.e., NYSE Arca, the BZX Equities or The Nasdaq Stock Market) (typically calculated as of 4:00 p.m. Eastern Time). The NAV of ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade–Interest Rate Hedged, ProShares Short Term USD Emerging Markets Bond ETF, ProShares Inflation Expectations ETF, Managed Futures ETF and ProShares S&P 500® Bond ETF is typically calculated as of 3:00 p.m. (Eastern Time) each business day when the Exchange on which it is listed is open. The NAV of ProShares MSCI EAFE Dividend Growers and MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when the daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m. London Time) each business day when the Exchange on which it is listed is open. The NAV per share for ProShares K-1 Free Crude Oil Strategy ETF is typically calculated as of 2:30 p.m., Eastern Time, each business day when BZX Equities is open for trading.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary on days when shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days the Fund is open for business. In particular, calculation of the NAV of the Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

For Funds with Creation Units of Less Than 25,000 Shares

Under normal circumstances, the Funds listed below will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the Authorized Participant Agreement between the Authorized Participant and the Funds’ distributor. However, the Funds reserve the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed in the Funds’ SAI) to pay an Authorized Participant, all as permitted by the 1940 Act. The Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay redemption proceeds to an Authorized Participant in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

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The following Funds have Creation Unit sizes below 25,000 shares: ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares Global Listed Private Equity ETF, ProShares Hedge Replication ETF, ProShares Inflation Expectations ETF, ProShares Large Cap Core Plus, ProShares Managed Futures Strategy ETF, ProShares Morningstar Alternatives Solution ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares RAFI™ Long/Short, ProShares Russell 2000 Dividend Growers ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, and ProShares S&P MidCap 400® Dividend Aristocrats ETF.

Distributions

As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Funds:

•	Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•	If a Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•	Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.

•	Investments by a Fund in a wholly-owned foreign subsidiary, debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by a Fund in a foreign subsidiary and in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such a foreign subsidiary or such other investment companies.

•

In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation

160	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the SAI for more information.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•	Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•	Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•	Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•	The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•	Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

•	A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.

•	By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•	A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•	A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	161

Premium/Discount Information

The Trust’s website (www.proshares.com) has information about the premiums and discounts for each of the Funds. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.

Escheatment

Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each

Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the Funds’ distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. Because these fees would be paid out of each Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by any Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by the Funds under the Plan during the current fiscal year.

162	PROSHARES.COM

Financial Highlights

The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds, appears in the Annual Report of the Funds and is available upon request.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	163

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2019	$41.45	$1.19	$2.75	$—	$3.94	$(1.42)	$—	$—	$(1.42)	$43.97	9.80%	9.82%	0.45%	0.45%	2.81%	2.81%	$99,368	14%

Year ended May 31, 2018	43.14	1.09	(1.35)	—	(0.26)	(1.43)	—	—	(1.43)	41.45	(0.62)	(0.47)	0.45	0.45	2.58	2.58	39,380	11

Year ended May 31, 2017	39.16	1.25	3.81	—	5.06	(1.08)	—	—	(1.08)	43.14	13.19	13.97	0.79	0.45	2.75	3.09	42,060	23

Year ended May 31, 2016	44.05	1.01	(4.06)	—	(3.05)	(1.41)	—	(0.43)	(1.84)	39.16	(6.68)	(7.67)	1.35	0.45	1.75	2.65	28,388	22

Year ended May 31, 2015	43.04	0.87	1.08 (h)	—	1.95	(0.94)	—	—	(0.94)	44.05	4.56	4.94	1.21	0.45	1.22	1.98	27,529	11

Equities for Rising Rates ETF
Year ended May 31, 2019	49.54	0.81	(11.49)	—	(10.68)	(0.98)	—	—	(0.98)	37.88	(21.81)	(22.25)	0.35	0.35	1.75	1.75	3,788	89

July 24, 2017* through May 31, 2018	40.00	0.56	9.46	—	10.02	(0.48)	—	—	(0.48)	49.54	25.15	25.61	0.35	0.35	1.48	1.48	14,861	49

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

164	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Global Listed Private Equity ETF
Year ended May 31, 2019	$36.04	$1.67	$(2.67)	$—	$(1.00)	$(1.44)	$—	$—	$(1.44)	$33.60	(2.70)%	(2.88)%	1.22%	0.60%	4.25%	4.87%	$18,818	25%

Year ended May 31, 2018	43.21	2.76	(1.38)	—	1.38	(8.55)	—	—	(8.55)	36.04	3.54	3.27	1.97	0.60	5.59	6.95	18,922	23

Year ended May 31, 2017	38.00	3.04 (i)	3.87	—	6.91	(1.21)	—	(0.49)	(1.70)	43.21	18.83	18.49	1.87	0.60	6.50 (i)	7.77 (i)	11,882	34

Year ended May 31, 2016	42.13	2.13	(1.70)	—	0.43	(4.56)	—	—	(4.56)	38.00	1.57	2.27	1.90	0.60	4.21	5.51	9,499	21

Year ended May 31, 2015	44.25	1.59	(1.36)	—	0.23	(2.35)	—	—	(2.35)	42.13	0.79	0.60	1.93	0.60	2.53	3.86	14,746	18

Hedge Replication ETF
Year ended May 31, 2019	45.44	0.51	(1.06)	—	(0.55)	(0.36)	—	—	(0.36)	44.53	(1.21)	(1.39)	1.53	0.95	0.55	1.13	31,842	106

Year ended May 31, 2018	44.03	0.12	1.29	—	1.41	— (h)	—	—	— (h)	45.44	3.22	3.48	1.78	0.95	(0.57)	0.26	40,896	170

Year ended May 31, 2017	42.01	(0.19)	2.21	—	2.02	—	—	—	—	44.03	4.81	4.63	1.84	0.95	(1.33)	(0.45)	39,626	121

Year ended May 31, 2016	43.34	(0.27)	(1.06)	—	(1.33)	— (h)	—	—	— (h)	42.01	(3.06)	(2.99)	2.10	0.95	(1.79)	(0.64)	36,759	128

Year ended May 31, 2015	41.96	(0.27)	1.65	—	1.38	—	—	—	—	43.34	3.28	3.34	2.06	0.95	(1.74)	(0.63)	40,086	164

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	Per share amount is less than $0.005.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $1.81 and the net investment income (loss) net of waivers ratio would have been 4.64%.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	165

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2019	$66.82	$4.04	$(2.41)	$0.02	$1.65	$(4.08)	$—	$—	$(4.08)	$64.39	2.50%	2.29%	0.50%	0.50%	6.10%	6.10%	$125,561	49%

Year ended May 31, 2018	68.59	3.90	(1.84)	0.03	2.09	(3.86)	—	—	(3.86)	66.82	3.10	2.73	0.50	0.50	5.75	5.75	172,054	42

Year ended May 31, 2017	64.45	3.75	3.90	0.08	7.73	(3.59)	—	—	(3.59)	68.59	12.29	12.61	0.61	0.50	5.49	5.59	140,613	50

Year ended May 31, 2016	73.42	3.95	(9.04)	0.05	(5.04)	(3.93)	—	—	(3.93)	64.45	(6.79)	(7.08)	0.85	0.50	5.63	5.98	88,617	51

Year ended May 31, 2015	79.52	3.97	(6.10)	0.10	(2.03)	(4.07)	—	—	(4.07)	73.42	(2.58)	(2.48)	0.81	0.50	4.92	5.24	128,488	82

Inflation Expectations ETF
Year ended May 31, 2019	28.66	0.59	(1.53)	0.01	(0.93)	(0.61)	—	—	(0.61)	27.12	(3.35)	(2.69)	1.75	0.30	0.63	2.08	7,593	120

Year ended May 31, 2018	27.81	0.54	1.11 (h)	0.01	1.66	(0.81)	—	—	(0.81)	28.66	6.14	3.62	1.21	0.30	1.07	1.98	10,029	46

Year ended May 31, 2017	27.46	0.64	0.09 (h)	0.01	0.74	(0.39)	—	—	(0.39)	27.81	2.71	2.91	1.21	0.32	1.36	2.25	57,012	190

Year ended May 31, 2016	30.95	0.37	(3.35)	0.01	(2.97)	(0.52)	—	—	(0.52)	27.46	(9.60)	(9.47)	4.83	0.75	(2.80)	1.28	3,433	121

Year ended May 31, 2015	35.81	0.13	(4.55)	0.01	(4.41)	(0.41)	—	(0.04)	(0.45)	30.95	(12.49)	(12.52)	3.68	0.75	(2.52)	0.41	3,869	110

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

166	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Investment Grade-Interest Rate Hedged
Year ended May 31, 2019	$74.89	$2.87	$(1.43)	$0.01		$1.45	$(2.97)	$—	$—	$(2.97)	$73.37	1.99%	1.51%	0.30%	0.30%	3.87%	3.87%	$295,317	22%

Year ended May 31, 2018	75.75	2.74	(0.97)	—	(h)	1.77	(2.63)	—	—	(2.63)	74.89	2.31	2.27	0.30	0.30	3.58	3.58	597,210	24

Year ended May 31, 2017	73.45	2.62	2.14	0.05		4.81	(2.51)	—	—	(2.51)	75.75	6.65	6.90	0.38	0.30	3.42	3.50	295,426	30

Year ended May 31, 2016	76.61	2.69	(3.20)	0.07		(0.44)	(2.72)	—	—	(2.72)	73.45	(0.48)	(0.76)	0.61	0.30	3.35	3.66	119,364	39

Year ended May 31, 2015	81.19	2.73	(4.87)	0.25		(1.89)	(2.69)	—	—	(2.69)	76.61	(2.38)	(2.74)	0.63	0.30	3.16	3.48	157,049	43

K-1 Free Crude Oil Strategy ETF(1)
Year ended May 31, 2019	24.32	0.27	(4.97)	—		(4.70)	(0.14)	—	—	(0.14)	19.48	(19.30)	(19.85)	0.65	0.65	1.24	1.24	11,198	—

Year ended May 31, 2018	18.93	0.10	6.63	—		6.73	(1.34)	—	—	(1.34)	24.32	36.41	37.11	0.65	0.65	0.46	0.46	12,160	—

September 26, 2016* through May 31, 2017	20.00	(0.04)	(1.03)	—		(1.07)	—	—	—	—	18.93	(5.33)	(5.70)	0.65	0.65	(0.31)	(0.31)	2,840	—

*	Commencement of investment operations.
(1)	Consolidated Financial Highlights.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	Per share amount is less than $0.005.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	167

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Large Cap Core Plus
Year ended May 31, 2019	$67.55	$1.03	$(1.09)		$—	$(0.06)	$(0.97)	$—	$—	$(0.97)	$66.52	(0.08)%	(0.25)%	0.45%	0.45%	1.51%	1.51%	$756,295	52%

Year ended May 31, 2018	59.60	0.96	7.84		—	8.80	(0.85)	—	—	(0.85)	67.55	14.85	15.00	0.45	0.45	1.48	1.48	785,230	53

Year ended May 31, 2017	51.23	0.88	8.28		—	9.16	(0.79)	—	—	(0.79)	59.60	18.04	18.02	0.71	0.45	1.33	1.58	646,662	51

Year ended May 31, 2016	50.91	0.85	0.32	(i)	—	1.17	(0.85)	—	—	(0.85)	51.23	2.38	2.27	0.97	0.45	1.21	1.74	390,651	57

Year ended May 31, 2015(h)	46.85	0.76	4.03		—	4.79	(0.73)	—	—	(0.73)	50.91	10.27	10.48	0.97	0.45	1.01	1.53	488,727	49

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.
(i)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

168	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Managed Futures Strategy ETF(1)
Year ended May 31, 2019	$39.58	$0.54	$0.20 (h)	$—	$0.74	$(0.58)	$(0.05)	$—	$(0.63)	$39.69	1.85%	0.89%	0.75%	0.75%	1.35%	1.35%	$3,771	2398%

Year ended May 31, 2018	41.09	0.12	(1.59)	—	(1.47)	(0.04)	—	—	(0.04)	39.58	(3.58)	(2.59)	0.75	0.75	0.31	0.31	2,969	1732

Year ended May 31, 2017	39.77	(0.16)	1.48	—	1.32	—	—	—	—	41.09	3.32	2.96	0.75	0.75	(0.41)	(0.41)	5,137	—

February 17, 2016* through May 31, 2016	40.00	(0.06)	(0.17)	—	(0.23)	—	—	—	—	39.77	(0.57)	(0.33)	0.76	0.76	(0.56)	(0.56)	5,966	—

Merger ETF
Year ended May 31, 2019	35.58	0.32	1.85	—	2.17	(0.51)	—	—	(0.51)	37.24	6.16	7.58	3.49	0.75	(1.87)	0.87	5,586	314

Year ended May 31, 2018	35.67	0.22	(0.18)	—	0.04	(0.13)	—	—	(0.13)	35.58	0.11	(1.26)	4.05	0.75	(2.68)	0.62	4,448	296

Year ended May 31, 2017	36.72	0.11	(0.89)	—	(0.78)	(0.27)	—	—	(0.27)	35.67	(2.13)	(1.54)	3.81	0.75	(2.77)	0.29	2,675	370

Year ended May 31, 2016	36.61	0.12	0.09	—	0.21	(0.10)	—	—	(0.10)	36.72	0.54	(0.71)	3.09	0.75	(2.01)	0.33	7,343	350

Year ended May 31, 2015	37.07	0.25	(0.49)	—	(0.24)	(0.22)	—	—	(0.22)	36.61	(0.63)	0.42	4.94	0.75	(3.50)	0.69	6,406	332

*	Commencement of investment operations.
(1)	Consolidated Financial Highlights.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	169

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Morningstar Alternatives Solution ETF
Year ended May 31, 2019	$37.58	$0.66		$(0.65)	$—	$0.01	$(0.64)	$—	$—	$(0.64)	$36.95	0.04%	(0.30)%	1.06%	0.22%	0.94%	1.78%		$6,652	67%

Year ended May 31, 2018	39.17	1.33		(1.59)	—	(0.26)	(1.33)	—	—	(1.33)	37.58	(0.68)	(0.71)	0.45	0.21	3.22	3.45		8,267	57

Year ended May 31, 2017	38.29	0.40		0.94	—	1.34	(0.45)	—	(0.01)	(0.46)	39.17	3.51	4.10	0.81	0.21	0.43	1.03		21,542	65

Year ended May 31, 2016	40.45	0.89		(2.21)	—	(1.32)	(0.84)	—	—	(0.84)	38.29	(3.25)	(3.78)	0.63	0.14	1.82	2.31		21,825	74

October 8, 2014* through May 31, 2015	40.00	0.21		0.44	—	0.65	(0.20)	—	—	(0.20)	40.45	1.62	1.66	1.18	0.16	(0.21)	0.82		23,458	34

MSCI EAFE Dividend Growers ETF
Year ended May 31, 2019	38.53	0.80		(2.59)	—	(1.79)	(0.82)	—	—	(0.82)	35.92	(4.72)	(4.92)	0.50	0.50	2.19	2.19		109,559	31

Year ended May 31, 2018	37.13	0.86		1.49	—	2.35	(0.95)	—	—	(0.95)	38.53	6.42	6.12	0.50	0.50	2.27	2.27		115,578	32

Year ended May 31, 2017	35.79	0.79		1.42	—	2.21	(0.87)	—	—	(0.87)	37.13	6.38	7.43	0.71	0.50	2.09	2.30		61,262	35

Year ended May 31, 2016	39.36	1.42	(h)	(4.26)	—	(2.84)	(0.73)	—	—	(0.73)	35.79	(7.23)	(8.43)	1.44	0.50	3.03 (h)	3.97	(h)	30,421	34

August 19, 2014* through May 31, 2015	40.00	1.02		(1.35)	—	(0.33)	(0.31)	—	—	(0.31)	39.36	(0.79)	0.06	2.01	0.50	1.89	3.40		11,808	24

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.47 and 1.32%, respectively.

170	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2019	$57.61	$1.20		$(1.67)	$—	$(0.47)	$(0.69)	$—	$—	$(0.69)	$56.45	(0.84)%	(0.43)%	0.60%	0.60%	2.15%	2.15%		$20,602	79%

Year ended May 31, 2018	52.18	1.11		5.60	—	6.71	(1.28)	—	—	(1.28)	57.61	13.02	12.43	0.60	0.60	1.93	1.93		20,163	61

Year ended May 31, 2017	45.51	0.86		7.07	—	7.93	(1.26)	—	—	(1.26)	52.18	17.80	18.81	1.11	0.60	1.27	1.78		10,436	73

January 25, 2016* through May 31, 2016	40.00	0.29		5.33	—	5.62	(0.11)	—	—	(0.11)	45.51	14.05	13.77	3.64	0.60	(1.18)	1.86		7,965	12

MSCI Europe Dividend Growers ETF
Year ended May 31, 2019	41.97	0.86		(3.24)	—	(2.38)	(0.87)	—	—	(0.87)	38.72	(5.79)	(5.77)	0.55	0.55	2.15	2.15		9,099	28

Year ended May 31, 2018	41.08	0.93		0.93	—	1.86	(0.97)	—	—	(0.97)	41.97	4.62	4.16	0.55	0.55	2.24	2.24		10,493	31

Year ended May 31, 2017	38.78	0.84		2.23	—	3.07	(0.77)	—	—	(0.77)	41.08	8.13	7.81	0.99	0.55	1.82	2.26		9,244	34

September 9, 2015* through May 31, 2016	40.00	1.04	(h)	(1.94)	—	(0.90)	(0.32)	—	—	(0.32)	38.78	(2.22)	(1.53)	3.26	0.55	1.00 (h)	3.71	(h)	6,787	25

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)	Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.36 and 1.28%, respectively.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	171

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
RAFITM Long/Short
Year ended May 31, 2019	$36.69	$0.64	$(1.81)	$—	$(1.17)	$(0.68)	$—	$—	$(0.68)	$34.84	(3.23)%	(3.17)%	2.55%	0.95%	0.18%	1.79%	$9,058	30%

Year ended May 31, 2018	37.89	0.56	(1.18)	—	(0.62)	(0.58)	—	—	(0.58)	36.69	(1.66)	(2.00)	1.83	0.95	0.62	1.50	11,923	14

Year ended May 31, 2017	39.10	0.52	(1.26)	—	(0.74)	(0.47)	—	—	(0.47)	37.89	(1.94)	(1.81)	1.45	0.95	0.84	1.34	25,575	11

Year ended May 31, 2016	40.99	0.71	(1.82)	—	(1.11)	(0.78)	—	—	(0.78)	39.10	(2.70)	(2.53)	1.41	0.95	1.35	1.80	41,059	69

Year ended May 31, 2015	42.79	0.55	(1.77)	—	(1.22)	(0.58)	—	—	(0.58)	40.99	(2.86)	(3.19)	1.17	0.95	1.09	1.31	50,218	65

Russell 2000 Dividend Growers ETF
Year ended May 31, 2019	56.29	1.26	0.67	—	1.93	(1.09)	—	—	(1.09)	57.13	3.48	3.55	0.40	0.40	2.17	2.17	630,109	26

Year ended May 31, 2018	53.30	1.11	2.89	—	4.00	(1.01)	—	—	(1.01)	56.29	7.57	7.53	0.40	0.40	2.03	2.03	406,693	20

Year ended May 31, 2017	44.78	0.94	8.31	—	9.25	(0.73)	—	—	(0.73)	53.30	20.75	20.70	0.46	0.40	1.77	1.82	410,391	26

Year ended May 31, 2016	39.43	0.88	5.22	—	6.10	(0.75)	—	—	(0.75)	44.78	15.71	15.39	0.91	0.40	1.60	2.11	85,089	14

February 3, 2015* through May 31, 2015	40.00	0.24	(0.67)	—	(0.43)	(0.14)	—	—	(0.14)	39.43	(1.09)	(0.74)	3.14	0.40	(0.83)	1.90	4,929	7

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

172	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Bond ETF
Year ended May 31, 2019	$80.84	$3.07	$2.70	$0.02	$5.79	$(3.03)	$—	$—	$(3.03)	$83.60	7.40%	7.21%	0.15%	0.15%	3.82%	3.82%	$27,169	29%

May 1, 2018* through

May 31, 2018	80.00	0.23	0.44	0.17	0.84	—	—	—	—	80.84	1.05	1.36	0.15	0.15	3.50	3.50	32,336	4

S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2019	62.21	1.42	2.94	—	4.36	(1.43)	—	—	(1.43)	65.14	7.10	7.07	0.35	0.35	2.17	2.17	4,520,918	20

Year ended May 31, 2018	57.46	1.37	4.54	—	5.91	(1.16)	—	—	(1.16)	62.21	10.34	10.34	0.35	0.35	2.23	2.23	3,493,291	22

Year ended May 31, 2017	53.14	1.18	4.28	—	5.46	(1.14)	—	—	(1.14)	57.46	10.41	10.43	0.41	0.35	2.08	2.14	3,008,063	16

Year ended May 31, 2016	50.38	1.11	2.65	—	3.76	(1.00)	—	—	(1.00)	53.14	7.64	7.69	0.56	0.35	2.00	2.21	1,918,336	21

Year ended May 31, 2015	45.59	1.03	4.58	—	5.61	(0.82)	—	—	(0.82)	50.38	12.39	12.29	0.58	0.35	1.87	2.10	743,101	18

S&P 500® Ex-Energy ETF
Year ended May 31, 2019	56.44	0.93	1.92	—	2.85	(0.88)	—	—	(0.88)	58.41	5.10	5.03	0.27	0.27	1.60	1.60	6,717	6

Year ended May 31, 2018	50.44	0.87	5.98	—	6.85	(0.85)	—	—	(0.85)	56.44	13.67	13.98	0.27	0.27	1.61	1.61	7,055	4

Year ended May 31, 2017	43.32	0.83	7.10	—	7.93	(0.81)	—	—	(0.81)	50.44	18.49	18.78	0.27	0.27	1.81	1.81	6,305	4

September 22, 2015* through May 31, 2016	40.00	0.55	3.15	—	3.70	(0.38)	—	—	(0.38)	43.32	9.28	8.79	0.27	0.27	1.93	1.93	8,664	4

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	173

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Financials ETF
Year ended May 31, 2019	$55.43	$0.96	$1.33	$—	$2.29	$(0.87)	$—	$—	$(0.87)	$56.85	4.14%	5.98%	0.27%	0.27%	1.67%	1.67%	$1,990	6%

Year ended May 31, 2018	49.53	0.89	5.85	—	6.74	(0.84)	—	—	(0.84)	55.43	13.73	12.00	0.27	0.27	1.68	1.68	1,386	8

Year ended May 31, 2017	43.36	0.83	6.32	—	7.15	(0.98)	—	—	(0.98)	49.53	16.71	18.15	0.27	0.27	1.84	1.84	1,238	8

September 22, 2015* through May 31, 2016	40.00	0.59	3.39	—	3.98	(0.62)	—	—	(0.62)	43.36	10.00	8.43	0.27	0.27	2.06	2.06	2,168	4

S&P 500® Ex-Health Care ETF
Year ended May 31, 2019	56.95	0.99	0.62	—	1.61	(0.99)	—	—	(0.99)	57.57	2.88	2.13	0.27	0.27	1.72	1.72	1,439	6

Year ended May 31, 2018	50.44	0.94	6.42	—	7.36	(0.85)	—	—	(0.85)	56.95	14.68	16.29	0.27	0.27	1.73	1.73	1,424	8

Year ended May 31, 2017	43.51	0.87	7.09	—	7.96	(1.03)	—	—	(1.03)	50.44	18.55	19.80	0.27	0.27	1.89	1.89	1,261	9

September 22, 2015* through May 31, 2016	40.00	0.62	3.54	—	4.16	(0.65)	—	—	(0.65)	43.51	10.45	8.61	0.27	0.27	2.16	2.16	2,175	5

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

174	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Technology ETF
Year ended May 31, 2019	$51.48	$0.96	$0.62	$—	$1.58	$(0.97)	$—	$—	$(0.97)	$52.09	3.10%	2.07%	0.27%	0.27%	1.83%	1.83%	$3,126	22%

Year ended May 31, 2018	47.50	0.96	3.89	—	4.85	(0.87)	—	—	(0.87)	51.48	10.29	11.20	0.27	0.27	1.87	1.87	2,574	4

Year ended May 31, 2017	42.78	0.85	4.82	—	5.67	(0.95)	—	—	(0.95)	47.50	13.43	13.50	0.27	0.27	1.91	1.91	1,187	6

September 22, 2015* through May 31, 2016	40.00	0.58	2.81	—	3.39	(0.61)	—	—	(0.61)	42.78	8.54	8.70	0.27	0.27	2.06	2.06	3,208	5

S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2019	53.89	1.06	1.53	—	2.59	(1.00)	—	—	(1.00)	55.48	4.84	4.81	0.40	0.40	1.89	1.89	615,828	32

Year ended May 31, 2018	51.35	1.00	2.51	—	3.51	(0.97)	—	—	(0.97)	53.89	6.89	6.86	0.40	0.40	1.89	1.89	379,949	29

Year ended May 31, 2017	45.12	0.83	6.06	—	6.89	(0.66)	—	—	(0.66)	51.35	15.36	15.32	0.45	0.40	1.61	1.66	419,777	25

Year ended May 31, 2016	40.32	0.82	4.65	—	5.47	(0.67)	—	—	(0.67)	45.12	13.81	12.88	1.03	0.40	1.35	1.98	77,830	32

February 3, 2015* through May 31, 2015	40.00	0.24	0.18	—	0.42	(0.10)	—	—	(0.10)	40.32	1.07	1.99	2.88	0.40	(0.65)	1.83	7,056	7

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	175

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Term USD Emerging Markets Bond ETF
Year ended May 31, 2019	$75.00	$2.62	$0.46	$—	$3.08	$(2.67)	$—	$—	$(2.67)	$75.41	$4.20	4.31%	1.99%	0.50%	2.02%	3.51%	$7,541	40%

Year ended May 31, 2018	78.16	2.43	(3.22)	0.11	(0.68)	(2.48)	—	—	(2.48)	75.00	(0.91)	(1.16)	1.67	0.50	2.00	3.17	11,250	54

Year ended May 31, 2017	76.95	2.89	1.63	—	4.52	(3.31)	—	—	(3.31)	78.16	6.03	5.08	2.09	0.50	2.13	3.72	7,816	49

Year ended May 31, 2016	76.69	4.90	0.56 (i)	—	5.46	(5.20)	—	—	(5.20)	76.95	7.44	8.50	2.81	0.50	4.10	6.41	3,847	52

Year ended May 31, 2015	81.65	3.69	(5.00)	—	(1.31)	(3.65)	—	—	(3.65)	76.69	(1.59)	(0.71)	1.77	0.50	3.45	4.71	7,669	106

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Funds in their current SAI, dated October 1, 2019, as may be amended from time to time, and the most recent annual report to shareholders, dated May 31, 2019, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Copies of the SAI, and each Fund’s annual and semi-annual reports are available, free of charge, online at ProShares.com. You may also request a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.

© 2019 ProShare Advisors LLC. All rights reserved.	OCT19

PROSPECTUS  OCTOBER 1, 2019

Decline of the Retail Store ETF	EMTY
Long Online/Short Stores ETF	CLIX
Online Retail ETF	ONLN

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

All Funds are listed on NYSE Arca. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	Decline of the Retail Store ETF

11	Long Online/Short Stores ETF

17	Online Retail ETF

21	Investment Objectives, Principal Investment Strategies and Related Risks

34	Management of ProShares Trust

35	Determination of NAV

36	Distributions

36	Dividend Reinvestment Services

39	Financial Highlights

PROSHARES.COM	3

Summary Section

4	:: PROSHARES DECLINE OF THE RETAIL STORE ETF	PROSHARES.COM

Important Information About the Fund

ProShares Decline of the Retail Store ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.65%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$66	$208	$362	$810

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. The Fund’s portfolio turnover rate is calculated without regard to derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate may be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors LLC (“ProShare Advisors”) believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by Solactive AG. The Index seeks to measure the performance of publicly traded “bricks and mortar” retail companies whose retail revenue is derived principally from in-store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. The Fund is designed to benefit on each single day that the Index declines in value. Companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales to be included in the Index. In addition, a company must be domiciled in the US; its securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index includes only U.S. companies. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting stocks in order to seek returns for a single day

PROSHARES.COM	PROSHARES DECLINE OF THE RETAIL STORE ETF ::	5

that are inverse (-1x) to the returns of the Index for that day. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s investment objective. The Fund may gain inverse exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of the single day returns of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProShare Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced.

For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s inverse exposure will need to be increased.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time, and the Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of May 31, 2019, the Index was concentrated in the consumer discretionary and retailing industry groups.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

While the realization of certain of these risks may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•

Risk Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk

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and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Fund’s Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; (e) other Fund expenses; and (f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.

Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.

Estimated Fund Returns

Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with Index volatility of 50%, the Fund could be expected to return -35.1% under such a scenario. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

The Index was created in November 2017. For the period since the inception of the Index through May 31, 2019, the Index’s annualized historical volatility rate was 21.34%. Due to the Index’s limited operating history, the S&P Retail Select Industry Total Return Index is used for comparative purposes. The S&P Retail Select Industry Total Return Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 18.25%. The S&P Retail Select Industry Total Return Index’s highest May to May volatility rate during the five-year period was 20.12% (May 31, 2016). The Index’s annualized total return performance for the period since the inception of the Index through May 31, 2019 was -4.50%. The S&P Retail Select Industry Total Return Index’s annualized total return performance for the five-year period ended May 31, 2019 was 0.51%. Historical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the index may differ from the volatility of the index.

PROSHARES.COM	PROSHARES DECLINE OF THE RETAIL STORE ETF ::	7

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information (“SAI”).

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.

In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the change in the performance of the Fund and change in the level of the Index on such day. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

•	Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

•	Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and its underlying Index or benchmark.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order.

•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the

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value of an investment in the Fund to decrease over short or long periods of time. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.

•	Exposure to Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•	Exposure to Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Exposure to Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of its Index.

•	Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

PROSHARES.COM	PROSHARES DECLINE OF THE RETAIL STORE ETF ::	9

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the SAI for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 12/31/2018): 22.68%

Worst Quarter (ended 6/30/2018): -8.71%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 4.04%.

10	:: PROSHARES DECLINE OF THE RETAIL STORE ETF	PROSHARES.COM

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	10.60%	-6.32%	11/14/2017

After Taxes on Distributions	10.29%	-6.57%	—

After Taxes on Distributions and Sale of Shares	6.26%	-4.93%	—

Solactive-ProShares Bricks and Mortar Retail Store Index	-12.05%	3.37%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since November 2017 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

PROSHARES.COM	PROSHARES LONG ONLINE/SHORT STORES ETF ::	11

Investment Objective

ProShares Long Online/Short Stores ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.65%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$66	$208	$362	$810

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 53% of the average value of its entire portfolio. The Fund’s portfolio turnover rate is calculated without regard to derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate may be significantly higher.

Principal Investment Strategies

The Fund invests in financial instruments that ProShare Advisors LLC (“ProShare Advisors”) believes, in combination, will enable the Fund, before fees and expenses, to track the performance of the Index. The Index is constructed and maintained by Solactive AG.

The ProShares Long Online/Short Stores Index consists of long positions in the online retailers included in the ProShares Online Retail Index (the “Online Index”) and short positions in the “bricks and mortar” retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”).

The Fund and Index are designed to help investors take advantage of both sides of the retail industry’s transformation by combining full (100%) long exposure to online retailers with a partial (50%) short position to retailers that depend on physical stores. To be “long” means to have exposure to an asset with the expectation that its value will increase over time. To be “short” means to have exposure to an asset with the expectation that it will fall in value.

Long exposure to online retailers may be attractive to investors who believe the trend of rising online sales will continue. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. The Fund and Index have the potential to benefit both from outperforming online companies and underperforming bricks and mortar stores.

In a long/short portfolio, the long and short positions may offset one another, resulting in a lower net exposure to the direction of the market. For example, the 100% long/50% short structure may allow the Fund and Index to benefit in market environments where both online and store-based retailers are generally rising in value and may provide a buffer in environments where both online and store-based retailers are generally declining.

The Online Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through “brick and mortar” store locations (“Online Retailers”). The Online Index includes U.S. and non-U.S. companies. To be included in the Online Index, an online retailer’s securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Online Index. Companies are weighted in the Online Index using a modified market capitalization approach.

The Retail Store Index seeks to measure the performance of publicly traded “bricks and mortar” retail companies whose retail revenue is derived principally from in-store sales. The Retail Store Index includes only U.S. companies. Companies must derive at least 75% of their retail revenues from in-store sales to be included in the Retail Store Index. In addition, a company’s securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

Under normal circumstances, the Fund will invest at least 80% of its total assets in the component securities of the Online Index. The Fund intends to obtain short exposure to the positions in the Retail Store Index by investing in derivatives.

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The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

•	Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund may invest in derivatives as a substitute for investing directly in or taking short positions in stocks in order to gain exposure to the Index. These derivatives principally include:

¡	Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index, to securities not contained in the Index or to other financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index.

In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of May 31, 2019, the Index was concentrated in the consumer discretionary and retailing industry groups.

The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust. Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. The Fund may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

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•	Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

•	Long/Short Risk — The Fund seeks long exposure to the “long” portion of the Index and short exposure to the “short” portion of the Index. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the change in the performance of the Fund and change in the level of the Index on such day. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risks, the remaining principal risks are listed in alphabetical order.

•	Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

Foreign Investments Risk/Emerging Market Risk — Investments in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays,

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transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

•	Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the net asset value (“NAV”) per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV

(a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•

Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who

PROSHARES.COM	PROSHARES LONG ONLINE/SHORT STORES ETF ::	15

believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•	Self-Indexing Performance Risk — The Fund is linked to an Index sponsored by ProShare Advisors. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying securities. Each of these factors could have a negative impact on the performance of the Fund.

•	Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. In addition, the Fund’s performance information reflects applicable fee waivers and expense limitations (if any) in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past

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results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 3/31/2018): 15.50%

Worst Quarter (ended 12/31/2018): -11.82%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 29.62%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	6.99%	4.40%	11/14/2017

After Taxes on Distributions	6.99%	4.40%	—

After Taxes on Distributions and Sale of Shares	4.14%	3.36%	—

ProShares Long Online/Short Stores Index	7.25%	4.75%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since November 2017 and April 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective

ProShares Online Retail ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.58%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.58%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$59	$186	$324	$726

The Fund pays transaction and financing costs associated with the purchase and sale of securities and any other applicable financial instruments. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the period from July 13, 2018 (the Fund’s inception date) to May 31, 2019, the Fund’s portfolio turnover rate was 46% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund seeks to invest substantially all of its assets in the stocks that make up the Index and generally holds each stock in approximately the same proportion as its weighting in the Index. The Index is constructed and maintained by Solactive AG. The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through “brick and mortar” store locations (“Online Retailers”). The Index includes U.S. and non-U.S. companies. To be included in the Index, an online retailer’s securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue.

The Fund invests in securities that ProShare Advisors LLC (“ProShare Advisors”) believes will enable the Fund, before fees and expenses, to track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its assets in the component securities of the Index.

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of May 31, 2019, the Index was concentrated in the consumer discretionary and retailing industry groups.

The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust. Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order.

•	Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.
•	Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	Foreign Investments Risk/Emerging Market Risk — Investments in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments will include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

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•	Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

•	Large-Cap Company Investment Risk — Exposure to stocks of large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the net asset value (“NAV”) per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers or the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Retailing Industry Risk — The Fund is subject to the risks faced by companies in the retailing industry, including: changes in

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domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•	Self-Indexing Performance Risk — The Fund is linked to an Index sponsored by ProShare Advisors. There can be no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third party market participants. The Index may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying securities. Each of these factors could have a negative impact on the performance of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have managed the Fund since July 2018.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

PROSHARES.COM	21

Investment Objectives, Principal Investment Strategies and Related Risks

22	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

This section contains additional details about the Funds’ investment objectives, principal investment strategies and related risks.

Investment Objectives

Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) offered in this Prospectus is either a “matching” fund or a “geared fund.”

A “matching” fund seeks to provide investment results, before fees and expenses, that correspond to the return of its underlying index. ProShares Long Online/Short Stores ETF and ProShares Online Retail ETF are “matching” funds (the “Matching Funds”). Each Matching Fund seeks to achieve its stated investment objective both on a single day and over time.

ProShares Decline of the Retail Store ETF is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of its underlying index for a single day, not for any other period. The Geared Fund is a “Short Fund” in the sense that it is designed to correspond to the inverse of the daily performance of its underlying index. A “single day” is measured from the time the Geared Fund calculates its net asset value (“NAV”) to the time of the Geared Fund’s next NAV calculation. The Geared Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for its current index.

Principal Investment Strategies

Matching Funds

In seeking to achieve each Matching Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Fund’s underlying index. The Matching Funds also may invest in securities and/or financial instruments designed to provide similar exposure.

Each Matching Fund seeks to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its underlying index. The Matching Funds may employ various other investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of each Fund’s index. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index, or otherwise benefit the Fund. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index. In managing the assets of a Fund, ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

Please see “Principal Investment Strategies” in each Fund’s Summary Prospectus for more detail about the financial instruments in which each Fund invests.

Geared Fund

In seeking to achieve the Geared Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x) of the daily performance of the Fund’s underlying index. The Geared Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.

The Geared Fund employs various investment techniques designed to achieve its investment objective. These techniques may enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the inverse of the index. For example, the Geared Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, the Geared Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index.

In managing the assets of the Geared Fund, ProShare Advisors does not invest the assets of the Geared Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends,. The Geared Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Geared Fund does not take temporary defensive positions.

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On a daily basis, the Geared Fund will seek to position its portfolio so that the Geared Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Geared Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if the Geared Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Geared Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Geared Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Geared Fund’s short exposure will need to be increased.

The time and manner in which the Geared Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason the Geared Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Geared Fund may have investment exposure to its underlying index that is significantly greater or less than its stated multiple. As a result, the Geared Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Each Fund subject to a policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”) commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Each such Fund will provide Investors with at least 60 days’ written notice before changing its 80% policy.

Understanding the Risks and Long-Term Performance of Daily Objective Funds — the Impact of Compounding

The Geared Fund is designed to provide inverse (-1x) results on a daily basis. The Fund, however, is unlikely to provide a simple multiple (-1x) of an index’s performance over periods longer than a single day.

•	Why? The hypothetical example below illustrates how daily Geared Fund returns can behave for periods longer than a single day.

Take a hypothetical fund XYZ that seeks the inverse (-1x) of the daily investment results of index XYZ. On each day, fund XYZ performs in line with its objective (-1x the index’s daily investment results before fees and expenses). Notice that over the entire five-day period, the fund’s total return is less than the inverse of the period return of the index. For the five-day period, index XYZ returned 5.1% while fund XYZ returned -5.3% (versus -1 x 5.1% or -5.1%). In other scenarios, the return of a daily rebalanced fund could be greater or less than the inverse of the index’s return.

	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value

Start	100.0			$100.00

Day 1	103.0	3.0%	-3.0%	$97.00

Day 2	99.9	-3.0%	3.0%	$99.92

Day 3	103.9	4.0%	-4.0%	$95.92

Day 4	101.3	-2.5%	2.5%	$98.32

Day 5	105.1	3.8%	-3.8%	$94.63

Total Return	5.1%			-5.3%

•	Why does this happen? This effect is caused by compounding, which exists in all investments, but has a more significant impact on the Geared Fund. The return of the Geared Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the return of the index for the same period. In general, during periods of higher index volatility, compounding will cause longer term results to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), fund returns over longer periods can be higher than the inverse (-1x) return of the daily performance of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors — index volatility and index performance — on Fund performance. The significance of this effect is even greater for inverse (-1x) funds. Please see the SAI for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods longer than a single day, the Geared Fund is likely to underperform or overperform (but not match) the inverse (-1x) of the return of the index for the same period. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x) of the daily performance of an index, for a single day, not for any other period, including the impact of compounding on fund performance. Investors should actively monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. A one-year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as

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opposed to NAV to NAV). An investor in the Geared Fund could potentially lose the full principal value of his/her investment within a single day.

To isolate the impact of inverse exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates of zero percent. If these were reflected, the Geared Fund’s performance would be lower than the performance returns shown. Each of the graphs also assumes a volatility rate of 18%, which is an approximation of the five-year historical volatility rate of the S&P Retail Select Industry Index. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

One-Year Simulation; Index Flat (0%) (Annualized Index Volatility 18%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the -1x Fund is down.

One-Year Simulation; Index Up 14% (Annualized Index Volatility 18%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, and the -1x Fund is down more than the inverse of the index.

One-Year Simulation; Index Down 14% (Annualized Index Volatility 18%)

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, and the -1x Fund is up less than the inverse of the index.

The S&P Retail Select Industry Total Return Index’s annualized historical volatility rate for the five-year period ended May 31, 2019 was 18%.

For additional details about fund performance over periods longer than a single day in Geared Funds, please see the SAI.

•	What it means for you

The daily objective of the Geared Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the daily performance of a benchmark (such as the inverse (-1x) of the daily performance of an index), for a single day, not for any other period, including the impact of compounding on fund performance. Investors should actively monitor and/or periodically rebalance their portfolios (which will possibly trigger transaction costs and tax consequences), as frequently as daily. Investors considering the Geared Fund should understand that it is designed to provide returns that are the inverse (-1x) of an index for a single day, not for any other period.

Additionally, investors should recognize that the degree of volatility of the Geared Fund’s index can have a dramatic effect on the Fund’s longer-term performance. The more volatile an index is, the more the Fund’s longer-term performance will negatively deviate from the inverse (-1x) of its index’s longer-term return. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the return of the index for the same period. For periods longer than a single day, the Fund will lose money if its index’s performance is flat over time, and it is possible that the Fund will lose money over time

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regardless of the performance of its index, as a result of daily rebalancing, the index’s volatility, compounding and other factors. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.

Additional Information Regarding Principal Risks of the Funds

Investing in the Funds entails risks. The factors most likely to have a significant impact on a Fund’s returns, and therefore the value of an investment in a Fund, are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

While the realization of certain of these risks may benefit the Geared Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of its index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.

•	Risks Associated with the Use of Derivatives — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts; securities and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

•	Compounding Risk — The Geared Fund has a daily investment objective to match the inverse of the performance of an index for a single day, not for any other period. A “single day” is measured from the time a Fund calculates NAV to the time of the Fund’s next NAV calculation. Because the Fund has a single day investment objective, for periods longer than a single day, the effect of compounding may cause the Fund’s performance for any other period to differ in amount, and possibly even direction, from the Fund’s stated multiple times the return of the Fund’s index for the same period, before accounting for fees and expenses. This effect becomes more pronounced as volatility increases. As a result of compounding, Funds are unlikely to provide a simple multiple (-1x) of an index’s return over periods longer than a single day.

For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” above and “Special Note Regarding the Correlation Risks of Geared Funds” in the Fund’s Statement of Additional Information.

•

Correlation Risk — There is no guarantee that a Fund will achieve a high degree of correlation with its index or the inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund’s index or the inverse of a Fund’s index on such day. A number of other factors may also adversely affect a Fund’s correlation with its index, including material over- or underexposure, fees, expenses,

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transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. At times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the Fund’s index. A Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with its index. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Furthermore, a Fund’s currency holdings may be valued at a different time than the level of its index. Any of these factors could decrease correlation between the performance of a Fund and its index and may hinder a Fund’s ability to meet its investment objective.

•	Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties that present minimal credit risk based on ProShare Advisors’ assessment of the counterparty’s capacity to meet its financial obligations during the term of the agreement or transaction. These are usually only major financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

•

Foreign Investments Risk/Exposure to Foreign Investments Risk — Certain factors related to investment in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively “foreign investments”) may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the

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uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, a Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country (e.g., swap agreements with foreign counterparties), these factors may affect a Fund’s ability to enforce its legal rights or to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, a Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region.

•	Special Considerations About Emerging Market Countries — Because foreign investments of a Fund may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.

¡	Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

¡	Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices

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rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market value to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of a Fund’s holdings should not be sustained. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility, and a shareholder may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when you sell those shares.

A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem in either of these cases, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices closely correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results based on the price of their shares in the secondary market. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.

•	Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure through financial instruments, which may cause a

Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or requiring the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). During such periods, a Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the SAI for more information.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.

•	Cyber Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to

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perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of mis-appropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing among other behaviors, stealing or corrupting data maintained online or digitally, and denial of service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to such Fund, which may result in losses to such Fund and its shareholders. ProShare Advisors and the Funds do not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or the Funds.

•	LIBOR Risk — The terms of many investments, financings or other transactions to which the Funds may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage and the nature of a substitute rate, if any, is unknown, and neither the effect of the transition process nor its ultimate success is certain. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Funds’ performance or NAV.

•	Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.

•

Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that the Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These

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events could also trigger adverse tax consequences for the Fund. In determining whether to lend securities, ProShare Advisors or the Funds’ securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

•	Trading Risks — Shares of the Funds are listed for trading on NYSE Arca, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Funds on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Funds on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of the Funds will trade with any volume, or at all, on any stock exchange.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional information about the types of investments that a Fund may make is set forth in the SAI.

In certain circumstances, a Matching Fund that attempts to track the performance of its index by investing all, or substantially all, of its assets in the types of securities that make up the index in approximately the same proportion as the weightings in the index may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, those Matching Funds may overweight or underweight certain components contained in the index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.

•	Depositary Receipts

¡	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

¡	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United
States and Latin America to offer shares in many markets around the world.

•	Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks or other assets in order to gain exposure or inverse exposure to an index. These derivatives may include:

¡	Swap Agreements — Contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

In addition, the certain Funds may use a combination of swaps on an underlying index and swaps on an ETF (an “Underlying ETF”) that is designed to track the performance of that index. The performance of an Underlying ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent one of these Funds invests in swaps that use an Underlying ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in one of these net assets, the terms of a swap agreement between such Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives may also have the effect of lowering a Fund’s return.

¡

Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement. The contractual obligations of a buyer or seller holding a futures contract to expiration may generally be satisfied by taking or making physical delivery of the underlying reference asset or settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date

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of delivery. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.” Funds do not intend to take physical delivery of any reference assets underlying a futures contract, but instead to “roll” their positions.

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices of shorter expiration futures contracts is referred to as “backwardation.”

There have been extended periods in which contango or backwardation has existed in the futures contract markets for various types of futures contracts, and such periods can be expected to occur in the future. The presence of contango in certain commodity futures contracts at the time of rolling would be expected to adversely affect long positions held by a Fund and positively affect short positions held by a Fund. Similarly, the presence of backwardation in certain commodity futures contracts at the time of rolling such contracts would be expected to adversely affect short positions held by a Fund and positively affect long positions held by a Fund.

¡	Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Investments in Other Investment Companies — A Fund may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

¡	Exchange-Traded Funds (ETFs) — A Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
•	Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements, for example:

¡	U.S. Treasury Bills are U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡	Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions.

•	Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for

32	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the New York Stock Exchange (“NYSE”) Arca, the Bats BZX Exchange, Inc. or The Nasdaq Stock Market is closed other than customary weekend and holiday closings; (2) trading on NYSE Arca, the Bats BZX Exchange, Inc. or The Nasdaq Stock Market is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Under rules adopted under the Dodd-Frank Act, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in the near future. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. The CFTC, SEC and other federal regulators may adopt additional regulations enacting the provisions of the Dodd-Frank Act.

New regulations could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Additional Information About the Indexes, the Index Providers and the Index Calculation Agent

The Funds operate pursuant to licensing agreements for the use of the indexes. A brief description of each Fund’s index is included in each Summary Prospectus, as supplemented below:

ProShares Online Retail Index

The ProShares Online Retail Index (the “Online Index”) is designed to measure the performance of certain Online Retailers. ProShare Advisors believes that long exposure to Online Retailers is attractive because online sales have been rapidly rising and that this trend will continue.

The universe of securities eligible for inclusion in the Online Index begins with the equity securities of companies that are listed on a U.S. securities exchange. Both U.S. and non-U.S. companies are eligible to be included in the Online Index. A company must have a market capitalization of at least $500 million and a six-month daily average traded value of at least $1 million as of the annual index reconstitution date in June of each year to be included in the Online Index. A company will be

PROSHARES.COM	INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	33

included in the Online Index if (i) it is classified as an online retailer, an e-commerce retailer, or an internet and direct marketing retailer according to the standard third-party industry classification systems used by the Online Index and (ii) it meets the other Online Index requirements. Online travel companies are excluded from the Online Index.

The weighting (i.e., percentage) of each company in the Online Index is determined based on such company’s market capitalization, adjusted as described below. Weightings are set as of the annual Online Index reconstitution in June and the date of each monthly rebalance. As of such dates, (i) the weighting of any individual company may not exceed 24% of the value of the Online Index, (ii) the sum of the weightings of all companies individually weighing more than 4.5% of the Online Index may not exceed 50% of the value of the Online Index, and (iii) the total weight of all non-U.S. companies will be capped at 25% of the value of the Online Index. Exposure and weightings will vary in between such dates.

The Online Index may include common stocks and/or depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Solactive-ProShares Bricks and Mortar Retail Store Index

The Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”) seeks to measure the performance of certain publicly traded “bricks and mortar” retail companies whose retail revenue is derived principally from in store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. The Retail Store Index defines “retailer” as any U.S. company that derives at least 50% of its revenue from retail operations. The Retail Store Index does not include non-U.S. companies. In order to be included in the Retail Store Index, a retailer must also derive 75% or more of its retail revenues from in-store sales (as opposed to online or other non-store sales activity). Retail revenue information is based on Kantar Retail LLC data. In addition, a company must have a market capitalization of at least $500 million, a six-month daily average value traded of at least $1 million and meet other requirements in order to be included in the Retail Store Index.

The Retail Store Index is rebalanced monthly to equal weight and reconstituted in June of each year. The weightings of the companies included in the Retail Store Index will vary in between such dates.

ProShares Long Online/Short Stores Index

The ProShares Long Online/Short Stores Index (“Long/Short Index”) consists of a 100% position in the online retailers included in the Online Index and a 50% short position in the “bricks and mortar” retailers included in the Retail Store Index. While the Long/Short Index’s exposure to the Online Index and the Retail Store Index and the weightings of the companies included in each of the Online Index and the Retail Store Index are each reset at the end of each month, such exposure and weightings will vary in between such dates.

ProShare Advisors LLC

ProShare Advisors owns the Long/Short Index and the Online Index and licenses each of the Long/Short Index and the Online Index to the Trust for use in connection with ProShares Long Online/Short Stores ETF and ProShares Online Retail ETF, respectively.

ProShare Advisors is solely responsible for overseeing the methodology governing the operation of each of the Long/Short Index and Online Index and for adopting and implementing changes to each methodology.

PROSHARE ADVISORS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN AND PROSHARE ADVISORS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. PROSHARE ADVISORS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN. PROSHARE ADVISORS EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN.

Solactive AG

Solactive AG is the index provider of, and licenses to ProShare Advisors, the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”, and together with the Long/Short Index and the Online Index, the “Indexes”). Solactive AG serves as index calculation agent and publishes and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, rebalancing, and corporate actions) for each of the Long/Short Index and the Online Index.

“Solactive AG” is a registered trademark of Solactive AG and has been licensed for use by the ProShare Advisors.

Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Regardless of its obligations toward ProShare Advisors, Solactive AG has no obligation to point out errors in any of the Indexes to any third parties, and shall have no liability for any such error in calculation.

The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in any of the Funds. Solactive AG does not offer any guarantee or assurance with regard to the results of using any of the Indexes. None of the Funds are sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in any of the Funds. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. Each Fund’s portfolio holdings are posted on a daily basis to the Trust’s website at ProShares.com.

34	PROSHARES.COM

Management of ProShares Trust

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	35

Board of Trustees and Officers

The Board is responsible for the general supervision of all of the Funds. The officers of the Trust are responsible for the day to day operations of the Funds.

Investment Advisor

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment advisor to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.

Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of the Funds, ProShare Advisors is responsible for substantially all expenses of each Fund except interest expenses, taxes, brokerage and other transaction costs, legal expenses, fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses.

For its investment advisory and management services, each Fund pays ProShare Advisors a fee at an annualized rate of its average daily net assets as follows: 0.65% for each of ProShares Decline of the Retail Store ETF and ProShares Long Online/Short Stores ETF, and 0.58% for ProShares Online Retail ETF.

A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent semi-annual report to shareholders dated November 30, 2018, or in the Trust’s most recent annual report to shareholders dated May 31, 2019 or in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred.

During the year ended May 31, 2019, Each Fund paid ProShare Advisors fees in the following amounts as a percentage of net assets:

Fund	Fees Paid

Decline of the Retail Store ETF	0.65%

Long Online/Short Stores ETF	0.65%

Online Retail ETF	0.58%

Portfolio Management

The following individuals have responsibility for the day to day management of the Funds as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund can be found in the SAI.

Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFund Advisors LLC: Senior Portfolio Manager since October 2013. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.

Tarak Davé, ProShare Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014. ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.

Other Service Providers

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to the Funds, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.

Additional Information

The Trust enters into contractual arrangements with various parties who provide services to the Funds, including, ProShare Advisors, the administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

Determination of NAV

The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which it is listed (typically calculated as of 4:00 p.m. Eastern Time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market

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where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Funds sold them. See the SAI for more details.

To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares, and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particular, calculation of the NAV of the Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

For Funds with Creation Units of Less Than 25,000 Shares

For Funds with Creation Units of Less Than 25,000 Shares Under normal circumstances, the ProShares Long Only/Short Stores ETF and ProShares Online Retail ETF will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the Authorized Participant Agreement between the Authorized Participant and the Funds’ distributor. However, the Funds reserve the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed in the Funds’ SAI) to pay an Authorized Participant, all as permitted by the 1940 Act. The Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay redemption proceeds to an Authorized Participant in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Distributions

As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

If such a distribution is declared payable in additional shares, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions,” a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Funds:

•	Each Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In

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order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•	If a Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•	Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

•	Investments by a Fund in a wholly-owned foreign subsidiary, debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by a Fund in a foreign subsidiary and in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such a foreign subsidiary or such other investment companies.

•	In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the SAI for more information.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•	Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•	Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•	Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•	The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•

Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest -related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as

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applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

•	A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.

•	By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•	A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•	A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website (www.proshares.com) has information about the premiums and discounts for each of the Funds. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.

Escheatment

Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the Funds’ distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Funds. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by any Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by the Funds under the Plan during the current fiscal year.

PROSHARES.COM	39

Financial Highlights

The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds, appears in the Annual Report of the Funds and is available upon request.

40	:: FINANCIAL HIGHLIGHTS	PROSHARES.COM

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Decline of the Retail Store ETF
Year ended May 31, 2019	$33.98	$0.25	$5.57 (h)	$—	$5.82	$(0.25)	$—	$—	$(0.25)	$39.55	17.29%	17.27%	0.65%	0.65%	0.77%	0.77%	$5,933	—%

November 14, 2017* through May 31, 2018	40.00	0.12	(6.09)	—	(5.97)	(0.05)	—	—	(0.05)	33.98	(14.95)	(14.94)	0.65	0.65	0.62	0.62	22,933	—

Long Online/Short Stores ETF
Year ended May 31, 2019	48.31	(0.15)	2.93	—	2.78	—	—	—	—	51.09	5.74	5.56	0.65	0.65	(0.31)	(0.31)	48,787	53

November 14, 2017* through May 31, 2018	40.00	(0.08)	8.39	—	8.31	—	—	—	—	48.31	20.78	21.03	0.65	0.65	(0.32)	(0.32)	53,144	30

Online Retail ETF
July 13, 2018* through May 31, 2019	40.00	(0.09)	(4.67)	—	(4.76)	—	—	—	—	35.24	(11.90)	(11.98)	0.58	0.58	(0.30)	(0.30)	21,144	46

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Funds in their current SAI, dated October 1, 2019, as may be amended or supplemented from time to time, and the most recent annual report to shareholders, dated May 31, 2019, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Copies of the SAI, and each Fund’s annual and semi-annual reports are available, free of charge, online at ProShares.com. You may also request a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.

© 2019 ProShare Advisors LLC. All rights reserved.	OCT19

PROSPECTUS

OCTOBER 1, 2019

PAWZ	ProShares Pet Care ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

ProShares Pet Care ETF is listed on Cboe BZX U.S. Equities Exchange (“Exchange”). Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	ProShares Pet Care ETF

9	Investment Objectives, Principal Investment Strategies and Related Risks

15	Management of ProShares Trust

16	Determination of NAV

17	Distributions

17	Dividend Reinvestment Services

17	Taxes

PROSHARES.COM	3

Summary Section

4	:: PROSHARES PET CARE ETF	PROSHARES.COM

Investment Objective

ProShares Pet Care ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.50%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$51	$160	$280	$628

The Fund pays transaction and financing costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year the Fund’s annual portfolio turnover rate was 42% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund seeks to invest substantially all of its assets in the securities included in the Index. The Index consists of U.S. and non-U.S. companies that potentially stand to benefit from interest in, and resources spent on, pet ownership. The Fund intends to hold each security in approximately the same proportion as its weighting in the Index.

The Index consists primarily of companies whose principal business is pet-care related (i.e., they derive significant revenue from pet care-related products or services), as determined in accordance with the Index methodology. The Index is owned and administered by FactSet Research Systems, Inc. (the “Index Provider”). In order to be included in the Index, a company must be included in at least one of eight FactSet® Revere Business Industry Classification System sub-industries (“RBICS sub-industries”). The eight RBICS sub-industries are Pet Food Manufacturing, Pet Supplies Manufacturing, Pet and Pet Supply Stores, Veterinary Pharmaceuticals, Veterinary Diagnostics, Veterinary Product Distributors, Veterinary Services, and Internet Pet and Supply Retail. The Index also may include companies whose principal business is pet care-related, but for which an appropriate RBICS sub-industry has not yet been created. For example, the Index may include insurance companies that provide coverage for pets. Pet insurance currently is not an RBICS sub-industry. The Index will include a minimum of 21 companies. In order to be included in the Index, a company’s shares must be listed for trading on a U.S. or non-U.S. stock exchange and must meet certain market capitalization, liquidity and other requirements.

The Index classifies companies into one of two tiers based on revenue generated from pet care-related products or services. Companies generating 50% or more of their revenue from pet care-related products or services comprise Tier 1; companies generating $1 billion or greater in revenue from pet care-related products or services, but less than 50% of their revenue from such products or services comprise Tier 2. 82.5% of the Index weight is allocated to Tier 1 companies and 17.5% to Tier 2 companies. The percentage weight of companies in each Tier is based on their respective float adjusted market capitalizations. Larger companies are more heavily weighted, and the weight of any single company is capped at 10% for Tier 1 and 4.5% for Tier 2. The percentage of the Index allocated to Tier 1 and Tier 2 (i.e., 82.5% and 17.5%), along with the percentage weight and capped amount of each company within its respective Tier, is set at the annual index reconstitution and as of each monthly rebalance date. These percentages are allowed to fluctuate between monthly rebalance dates and may be higher or lower than the indicated amounts until they are reset at the next Index rebalance date. The Index is published under the Bloomberg ticker symbol “PETCARE.”

The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities of the Index.

The Fund will invest principally in the securities set forth below.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•	Depositary Receipts — The Fund may invest in depositary receipts, which principally include:

¡	American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company.

¡	Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.

PROSHARES.COM	PROSHARES PET CARE ETF ::	5

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index and may overweight or underweight securities of the Index in relation to their composition in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis. In addition, ProShare Advisors does not forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of May 31, 2019, the Index was concentrated in the pet care, health care, health care equipment and services, pharmaceuticals and consumer staples industry groups and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order.

•	Consumer Staples Industry Risk — The Fund is subject to risks faced by companies in the consumer staples industry, including: governmental regulation that could affect profitability; new laws or litigation that may adversely affect such companies; changing consumer preferences, marketing campaigns and other factors affecting supply and demand of consumer staples; and international events that may affect companies that derive a substantial portion of their net income from foreign countries.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•

European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments

6	:: PROSHARES PET CARE ETF	PROSHARES.COM

from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Foreign Investments Risk/Emerging Market Risk — Investments in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. Because the Fund’s foreign investments may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Health Care Equipment and Services Industry Risk — The Fund is subject to the risks faced by companies in the health care equipment and services industry. Such companies may be subject to an increased emphasis on the delivery of health care through outpatient services. Limited product lines for health care equipment may cause companies to increase expenditures for the research and development of new products. Technological advances, new market developments and regulatory changes in the health care industry can increase research and development, marketing and sales costs.

•	Health Care Industry Risk — Companies included in the Index that are part of the healthcare industry provide animal health and wellness products, pet therapeutics and drugs, and veterinary services. The Fund is subject to risks faced by companies in the healthcare industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; susceptibility to product obsolescence; thin capitalization; and limited product lines, markets, financial resources or personnel.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in

PROSHARES.COM	PROSHARES PET CARE ETF ::	7

markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act.

•	Pet Care Industry Risk — The Fund is subject to the risks faced by companies in the pet care industry. Although the pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Declines in pet owner- ship or the level of spending on pet related products or services may have a negative impact on the performance of the companies in the Index, and therefore, the performance of the Fund. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading and their performance is not reflected in the Index. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub-divisions of, large corporate entities. These companies may be substantially exposed to other industries or sectors of the economy and, therefore, the Index and Fund may be adversely affected by negative developments impacting these companies, industries or sectors. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings of that company and increase its holdings of other companies in the Index. This could have an adverse impact on the liquidity of the Fund’s investment portfolio and on Fund performance as there are a limited number of companies that meet the current Index requirements. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•	Pharmaceuticals, Biotechnology and Life Sciences Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals, biotechnology and life sciences economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. The biotechnology sector may also be affected by risks that affect the broader health care industry, including expenses and losses from extensive litigation on product liability and similar claims.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•	Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

•	Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at

8	:: PROSHARES PET CARE ETF	PROSHARES.COM

least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the
Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have managed the Fund since April 2019 and October 2018, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

PROSHARES.COM	9

Investment Objectives, Principal Investment Strategies and Related Risks

10	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

This section contains additional details about the investment objectives, principal investment strategies and related risks of ProShares Pet Care ETF (the “Fund”).

Investment Objectives

The Fund seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the “Index”). The Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index for the Index without shareholder approval.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in the component securities of the Index. The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index.

ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends, direction, or the financial condition of a particular issuer.

Please see “Principal Investment Strategies” in the Fund’s Summary Prospectus for more detail about the financial instruments in which the Fund invests.

The Fund, under its policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”), seeks to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. The Fund will provide Investors with at least 60 days’ written notice before changing its 80% policy.

Additional Information Regarding Principal Risks of the Fund

Investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s returns, and therefore the value of an investment in the Fund, are called “principal risks.” The principal risks for the Fund are described in the Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subjected, is provided below. The Statement of Additional Information (“SAI”) contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

•	Correlation Risk — There is no guarantee that the Fund will achieve a high degree of correlation with the Index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Fund’s index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the Index. A number of other factors may also adversely affect the Fund’s correlation with its Index, including material over- or underexposure, fees, expenses, transaction costs, income items, valuation methodology, infrequent trading in the securities underlying the Index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, the Fund may not have investment exposure to all securities in its Index, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial investments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with its Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of its index. Any of these factors could decrease correlation between the performance of the Fund and the index and may hinder the Fund’s ability to meet its investment objective.

•

Foreign Investments Risk/Exposure to Foreign Investments Risk — The Fund may invest in securities of foreign issuers or other investments that provide the Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent the Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if the Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S.

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investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

The Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of:
(i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region.

•	Special Considerations About Emerging Market Countries — Because foreign investments of the Fund may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.

¡	Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

¡	Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

•

Geographic Concentration Risk — The Fund may focus its investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations or

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other declines in the value of their currency could occur in foreign countries that have not yet experienced currency devaluation or declines to date, or could continue to occur in foreign countries that have already experienced such devaluations or declines. As a result, funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount). There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market value to vary significantly. The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by the Fund at a particular time. Given the fact that shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. In addition, there may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of market volatility, and a shareholder may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of the Fund’s holdings when you sell those shares.

The Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/ redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of the Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results the price of their shares in the secondary market. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund.

•	Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the SAI for more information.

Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in the Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

•

Cyber Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of mis-appropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as

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causing among other behaviors, stealing or corrupting data maintained online or digitally, and denial of service attacks on websites. Cyber security failures or breaches of the Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Fund do not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to the ProShare Advisors or the Fund.

•	Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on the Fund’s returns.

•	Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that the Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

•	Trading Risks — Shares of the Fund are listed for trading on Cboe BZX U.S. Equities Exchange, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on electronic communications networks. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of the Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of the Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares of the Fund will trade with any volume, or at all, on any stock exchange or other trading venue.

Precautionary Notes

•	A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker dealers, or its nominee will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

•

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an

14	:: INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

•	A Precautionary Note to Investment Companies — For purposes of the Investment Company Act of 1940, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

•	A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the Exchange is closed other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of the Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S.
investments during a period of an international local holiday, as further described in the SAI.

•	A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy.

Additional Information About the Index

The Fund operates pursuant to a licensing agreement for the use of the Index. A brief description of the Index is included in the Summary Prospectus, as supplemented below:

In order to be included in the Index, (a) a company’s securities must have a minimum float-adjusted market capitalization of $200 million and a 3-month average daily trading value of U.S. $1 million or greater as of the annual index reconstitution in May of each year, and (b) a company’s securities must be listed on a stock exchange (except that China A-Share securities listed in mainland China are not eligible to be included in the Index). A current Index constituent may remain in the Index if it has a float adjusted capitalization of at least $150 million and a three-month average daily trading value of $0.5 million or greater. The cumulative weight of all securities with an individual weight of 5% or greater shall not in aggregate exceed 47.5% of the Index. Additionally, if there are less than 21 companies eligible to be included in the Index as of the annual reconstitution or a monthly rebalance date, companies that generate at least $500 million in revenue from at least one of the eight RBICS sub-industries and have a float adjusted market capitalization of at least $100 million will be included in Tier 2 of the Index.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The Fund’s portfolio holdings are posted on a daily basis to the Trust’s website at ProShares.com.

PROSHARES.COM	15

Management of ProShares Trust

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Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund.

Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of the Fund, ProShare Advisors is responsible for substantially all expenses of the Fund (and substantially all expenses of any wholly owned subsidiary of the Fund, if any) except interest expenses, taxes, brokerage and other transaction costs, legal expenses, fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses. For its investment advisory and management services, the Fund pays ProShare Advisors a fee at an annualized rate of 0.50% of its average daily net assets.

A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund is in the Trust’s most recent semi-annual report to shareholders dated November 30, 2018, or in the Trust’s most recent annual report to shareholders dated May 31, 2019 or in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred. During the year ended May 31, 2019, the Fund paid ProShare Advisors fees in the following amounts as a percentage of net assets: 0.50%.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Fund as set forth in the Summary Prospectus relating to Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund can be found in the SAI.

Ryan Dofflemeyer, ProShare Advisors: Senior Portfolio Manager since April 2019, Portfolio Manager from January 2011 to April 2019. ProFund Advisors: Senior Portfolio Manager since 2019. Mr. Dofflemeyer is a registered associated person and an NFA associate member of ProShares Capital Management LLC since October 2010.

Scott Hanson, ProShare Advisors: Portfolio Manager since August 2016, Associate Portfolio Manager from May 2012 to August 2016 and Senior Portfolio Analyst from August 2010 to May 2012. ProFund Advisors LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from May 2012 to August 2016 and Senior Portfolio Analyst from August 2010 to May 2012.

Other Service Providers

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to the Funds, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, ProShare Advisors, administrator and fund accounting agent, custodian, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

Determination of NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the exchange on which it is listed (typically calculated as of 4:00 p.m. Eastern Time).

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

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When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

To the extent the Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary on days when shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days the Fund is open for business. In particular, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/ redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder on the Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s portfolio holdings. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the respective Fund or in cash.

If such a distribution is declared payable in additional shares, holders of shares will receive additional shares of the respective Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Fund:

•	The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•	If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•	Investments by the Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid fund-level tax.

18	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

•	Investments by the Fund or a wholly-owned foreign subsidiary in debt obligations issued or purchased at a discount and certain derivative instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund. Investments by the Fund in a foreign subsidiary and in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by such a foreign subsidiary or such other investment companies.

•	In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•	Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.

•	Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that the Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
•	Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•	The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•	Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

•

The Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	19

itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.

•	By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund or its agent that you are not subject to this withholding.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•	A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•	A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Escheatment

Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Fund and the Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay the Fund’s distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of the Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.

20	PROSHARES.COM

Financial Highlights

The following table is intended to help you understand the financial history of the Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Fund, appears in the Annual Report of the Fund and is available upon request.

PROSHARES.COM	FINANCIAL HIGHLIGHTS ::	21

ProShares Trust Financial Highlights

FOR THE PERIODS INDICATED

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA

	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA

	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Pet Care ETF
November 5, 2018* through May 31, 2019	$40.00	$0.08	$(0.10	)(h)	$—	$(0.02)	$(0.04)	$—	$—	$(0.04)	$39.94	(0.04)%	(0.08)%	0.50%	0.50%	0.36%	0.36%	$26,958	42%

*	Commencement of investment operations.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)	Not annualized for periods less than one year.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)	Annualized for periods less than one year.
(g)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2019, as may be amended or supplemented from time to time, and the most recent annual report to shareholders, dated May 31, 2019, which have been filed electronically with the SEC and which are incorporated by reference into, and is legally a part of, this Prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Copies of the SAI, and the Fund’s annual and semi-annual reports are available, free of charge, online at ProShares.com. You may also request a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.

© 2019 ProShare Advisors LLC. All rights reserved.	OCT19

STATEMENT OF ADDITIONAL INFORMATION—October 1, 2019

PROSHARES TRUST

7501 WISCONSIN AVENUE, SUITE 1000E, BETHESDA, MD 20814    866.PRO.5125    866.776.5125

Retail Disruption
Decline of the Retail Store ETF	EMTY
Long Online/Short Stores ETF	CLIX
Online Retail ETF	ONLN

Strategic
DJ Brookfield Global Infrastructure ETF	TOLZ
Equities for Rising Rates ETF	EQRR
Global Listed Private Equity ETF	PEX
Hedge Replication ETF	HDG
High Yield—Interest Rate Hedged	HYHG
Inflation Expectations ETF	RINF
Investment Grade—Interest Rate Hedged	IGHG
K-1 Free Crude Oil Strategy ETF	OILK
Large Cap Core Plus	CSM
Managed Futures Strategy ETF	FUT
Merger ETF	MRGR
Morningstar Alternatives Solution ETF	ALTS
MSCI EAFE Dividend Growers ETF	EFAD
MSCI Emerging Markets Dividend Growers ETF	EMDV
MSCI Europe Dividend Growers ETF	EUDV
Pet Care ETF	PAWZ
RAFI® Long/Short	RALS
Russell 2000 Dividend Growers ETF	SMDV
S&P 500® Bond ETF	SPXB
S&P 500® Dividend Aristocrats ETF	NOBL
S&P 500® Ex-Energy ETF	SPXE
S&P 500® Ex-Financials ETF	SPXN

S&P 500® Ex-Health Care ETF	SPXV
S&P 500® Ex-Technology ETF	SPXT
S&P MidCap 400 Dividend Aristocrats ETF	REGL
Short Term USD Emerging Markets Bond ETF	EMSH

Geared
Short 7-10 Year Treasury	TBX
Short 20+ Year Treasury	TBF
Short Basic Materials	SBM
Short Dow30SM	DOG
Short Financials	SEF
Short FTSE China 50	YXI
Short High Yield	SJB
Short MidCap400	MYY
Short MSCI EAFE	EFZ
Short MSCI Emerging Markets	EUM
Short Oil & Gas	DDG
Short QQQ®	PSQ
Short Real Estate	REK
Short Russell2000	RWM
Short S&P500®	SH
Short SmallCap600	SBB
Ultra 7-10 Year Treasury	UST
Ultra 20+ Year Treasury	UBT
Ultra Basic Materials	UYM
Ultra Communication Services Select Sector	XCOM
Ultra Consumer Goods	UGE
Ultra Consumer Services	UCC
Ultra Dow30SM	DDM
Ultra Financials	UYG
Ultra FTSE China 50	XPP
Ultra FTSE Europe	UPV
Ultra Health Care	RXL
Ultra High Yield	UJB
Ultra Industrials	UXI
Ultra MidCap400	MVV
Ultra MSCI Brazil Capped	UBR
Ultra MSCI EAFE	EFO

Ultra MSCI Emerging Markets	EET
Ultra MSCI Japan	EZJ
Ultra Nasdaq Biotechnology	BIB
Ultra Oil & Gas	DIG
Ultra QQQ®	QLD
Ultra Real Estate	URE
Ultra Russell2000	UWM
Ultra S&P500®	SSO
Ultra Semiconductors	USD
Ultra SmallCap600	SAA
Ultra Technology	ROM
Ultra Telecommunications	LTL
Ultra Utilities	UPW
UltraPro Communication Services Select Sector	UCOM
UltraPro Dow30SM	UDOW
UltraPro Financial Select Sector	FINU
UltraPro MidCap400	UMDD
UltraPro Nasdaq Biotechnology	UBIO
UltraPro QQQ®	TQQQ
UltraPro Russell2000	URTY
UltraPro S&P500®	UPRO
UltraPro Short 20+ Year Treasury	TTT
UltraPro Short Communication Services Select Sector	SCOM
UltraPro Short Dow30SM	SDOW
UltraPro Short Financial Select Sector	FINZ
UltraPro Short MidCap400	SMDD
UltraPro Short Nasdaq Biotechnology	ZBIO
UltraPro Short QQQ®	SQQQ
UltraPro Short Russell2000	SRTY
UltraPro Short S&P500®	SPXU
UltraShort 7-10 Year Treasury	PST

UltraShort 20+ Year Treasury	TBT
UltraShort Basic Materials	SMN
UltraShort Communication Services Select Sector	YCOM
UltraShort Consumer Goods	SZK
UltraShort Consumer Services	SCC
UltraShort Dow30SM	DXD
UltraShort Financials	SKF

UltraShort FTSE China 50	FXP
UltraShort FTSE Europe	EPV
UltraShort Health Care	RXD
UltraShort Industrials	SIJ
UltraShort MidCap400	MZZ
UltraShort MSCI Brazil Capped	BZQ
UltraShort MSCI EAFE	EFU
UltraShort MSCI Emerging Markets	EEV
UltraShort MSCI Japan	EWV

UltraShort Nasdaq Biotechnology	BIS
UltraShort Oil & Gas	DUG
UltraShort QQQ®	QID
UltraShort Real Estate	SRS
UltraShort Russell2000	TWM
UltraShort S&P500®	SDS
UltraShort Semiconductors	SSG
UltraShort SmallCap600	SDD
UltraShort Technology	REW
UltraShort Utilities	SDP

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses of the series of ProShares Trust (the “Trust”) listed above (each a “Fund” and collectively, the “Funds”), each dated October 1, 2019, each as may be amended or supplemented. A copy of each Prospectus and a copy of the Annual Report to Shareholders for the Funds that have completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at www.ProShares.com. The Financial Statements and Notes contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2019 are incorporated by reference into and are deemed part of this SAI. The principal U.S. national stock exchange on which each Fund identified in this SAI is listed in the table below.

Principal U.S. National Stock Exchange	Fund
Cboe BZX U.S. Equities Exchange (“BZX Equities”)	Global Listed Private Equity ETF, High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, K-1 Free Crude Oil Strategy ETF, Large Cap Core Plus, Managed Futures Strategy ETF, Merger ETF, Morningstar Alternatives Solution ETF, MSCI EAFE Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, MSCI Europe Dividend Growers ETF, Pet Care ETF, Russell 2000 Dividend Growers ETF, S&P500® Dividend Aristocrats ETF, S&P MidCap 400 Dividend Aristocrats ETF, and Short Term USD Emerging Markets Bond ETF

The Nasdaq Stock Market	Equities for Rising Rates ETF, Ultra Nasdaq Biotechnology, UltraPro Nasdaq Biotechnology, UltraPro QQQ®, UltraPro Short Nasdaq Biotechnology, UltraPro Short QQQ®, UltraShort Nasdaq Biotechnology

NYSE Arca	All other Funds

GLOSSARY OF TERMS

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Actively Managed Funds	Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF (the “Crude Oil Strategy ETF”)

Advisor or ProShare Advisors	ProShare Advisors LLC

Board of Trustees or Board	Board of Trustees of ProShares Trust

CFTC	U.S. Commodity Futures Trading Commission

Commodity Pools	Crude Oil Strategy ETF, Managed Futures Strategy ETF, Ultra Communications Services Select Sector, UltraPro Communications Services Select Sector, UltraPro Dow30SM, UltraPro Financial Select Sector, UltraPro MidCap400, UltraPro Nasdaq Biotechnology, UltraPro QQQ®, UltraPro Russell 2000, UltraPro S&P500®, UltraPro Short Communications Services Select Sector, UltraPro Short Nasdaq Biotechnology, UltraPro Short QQQ®, UltraPro Short S&P500®, UltraShort Basic Materials, UltraShort Communications Services Select Sector, UltraShort Dow30SM, UltraShort Financials, UltraShort MigdCap400, UltraShort QQQ®, UltraShort S&P500®, UltraShort SmallCap600, UltraShort Utilities, the wholly-owned subsidiary of Managed Futures Strategy ETF, ProShares Cayman Portfolio I, and the wholly-owned subsidiary of Crude Oil Strategy ETF, ProShares Cayman Crude Oil Portfolio

Code or Internal Revenue Code	Internal Revenue Code of 1986, as amended

Diversified Funds	DJ Brookfield Global Infrastructure ETF, Equities for Rising Rates ETF, High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, MSCI EAFE Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, MSCI Europe Dividend Growers ETF, Russell 2000 Dividend Growers ETF, S&P500® Bond ETF, S&P500® Dividend Aristocrats ETF, S&P500® Ex-Energy ETF, S&P500® Ex-Financials ETF, S&P500® Ex-Health Care ETF, S&P500® Ex-Technology ETF, S&P MidCap 400 Dividend Aristocrats ETF, and Short Term USD Emerging Markets Bond ETF

Distributor or SEI	SEI Investments Distribution Co.

ETF	Exchange Traded Fund

Exchange	NYSE Arca, The Nasdaq Stock Market or the BZX Equities

Excluded Pools	Each Fund that is not a Commodity Pool.

Term	Definition
Fund(s)	One or more of the series of the Trust identified on the front cover of this SAI

Fund Complex	All operational registered investment companies that are advised by the Advisor or its affiliates.

Global Funds	DJ Brookfield Global Infrastructure ETF, Global Listed Private Equity ETF, Merger ETF, MSCI EAFE Dividend Growers ETF, MSCI Europe Dividend Growers ETF, Pet Care ETF, and Short Term USD Emerging Markets Bond ETF

Independent Trustee(s)	Trustees who are not “Interested Persons” of ProShare Advisors or Trust as defined under Section 2(a)(19) of the 1940 Act

Matching Funds	DJ Brookfield Global Infrastructure ETF, Equities for Rising Rates ETF, Global Listed Private Equity ETF, Hedge Replication ETF, High Yield—Interest Rate Hedged, Inflation Expectations ETF, Investment Grade—Interest Rate Hedged, Large Cap Core Plus, Long Online/Short Stores ETF, Merger ETF, Morningstar Alternatives Solution ETF, MSCI EAFE Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, MSCI Europe Dividend Growers ETF, Online Retail ETF, Pet Care ETF, RAFI® Long/Short, Russell 2000 Dividend Growers ETF, S&P500® Bond ETF, S&P500® Dividend Aristocrats ETF, S&P500® Ex-Energy ETF, S&P500® Ex-Financials ETF, S&P500® Ex-Health Care ETF, S&P500® Ex-Technology ETF, S&P MidCap 400 Dividend Aristocrats ETF, and Short Term USD Emerging Markets Bond ETF

SAI	The Trust’s Statement of Additional Information dated October 1, 2019

SEC	U.S. Securities and Exchange Commission

Shares	The shares of the Funds

Trust	ProShares Trust

Trustee(s)	One or more of the trustees of the Trust

Unitary Fee Funds	Crude Oil Strategy ETF, Decline of the Retail Store ETF, DJ Brookfield Global Infrastructure ETF, Equities for Rising Rates ETF, High Yield—Interest Rate Hedged, Investment Grade—Interest Rate Hedged, Large Cap Core Plus, Long Online/Short Stores ETF, Managed Futures Strategy ETF, MSCI EAFE Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, MSCI Europe Dividend Growers ETF, Online Retail ETF, Pet Care ETF, Russell 2000 Dividend Growers ETF, S&P500® Bond ETF, S&P500® Dividend Aristocrats ETF, S&P500® Ex-Energy ETF, S&P500® Ex-Financials ETF, S&P500® Ex-Health Care ETF, S&P500® Ex-Technology ETF, and S&P MidCap 400 Dividend Aristocrats ETF

PROSHARES TRUST

ProShares Trust (the Trust) is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized on May 29, 2002 and consists of multiple series, including the 118 Funds listed on the front cover of this SAI.

Each Fund, except for the Matching Funds and the Actively Managed Funds, is “Geared”. Each Geared Fund is designed to seek daily investment results, before fees and expenses, that correspond to the performance of the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily performance of an index for a single day, not for any other period (for purposes of this SAI, the term “index” includes the Merrill Lynch Factor Model—Exchange Series benchmark). The Short ProShares Funds (i.e., the Geared Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond, before fees and expenses, to the inverse of the daily performance or an inverse multiple of the daily performance, as applicable, of an index. The Ultra ProShares Funds (i.e., the Geared Funds that have the prefix “Ultra” or UltraPro” in their names) are designed to correspond, before fees and expenses, to a multiple of the daily performance of an index. Each Geared Fund seeks to achieve its stated objective for a single day only. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.

Each Matching Fund and Actively Managed Fund seeks to achieve its stated investment objective both on a single day and over time.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of Fund shareholders. Each Fund based on an index or benchmark reserves the right to substitute a different index or benchmark for its current index or benchmark, without the approval of that Fund’s shareholders. Other funds may be added in the future. Each Fund, except for the Diversified Funds, is a non-diversified management investment company.

The Funds are exchange-traded funds (“ETFs”) and the shares of each Fund (“Shares”) are listed on NYSE Arca, The Nasdaq Stock Market or the BZX Equities, (each, an “Exchange”) as set forth on the cover of this SAI. The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Funds are issued and redeemed in-kind for securities and an amount of cash or entirely in cash, in each case at the discretion of ProShare Advisors LLC (“ProShare Advisors”). Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to each Prospectus for a discussion of the investment objectives and policies of each of the Funds. The discussion below supplements, and should be read in conjunction with, each Prospectus. Portfolio management is provided to the Funds by ProShare Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.

It is the policy of the Geared Funds and Matching Funds to pursue their investment objectives of correlating with their indices regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of ProShare Advisors, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.

As a general matter, the Short ProShares Funds respond differently in response to market conditions than the Matching ProShares Funds, the Ultra ProShares Funds, or the Actively Managed Funds. The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of the S&P 500® to rise are considered “favorable” to the Ultra S&P500® and are considered “adverse” to the Short S&P500®.

Fund Name Changes

Over the past five years, certain Funds have undergone name changes as follows:

Prior Fund Name	Current Fund Name	Effective Date of Name Change
ProShares 30 Year TIPS/TSY Spread	ProShares Inflation Expectations ETF	May 5, 2016
ProShares UltraPro Short Financials	ProShares UltraPro Short Financial Select Sector	November 4, 2015
ProShares UltraPro Financials	ProShares UltraPro Financial Select Sector	November 4, 2015

Exchange Listing and Trading

There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.

As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in the Funds will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

General

Each Geared or Matching Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, a Fund may specify an index for itself that is “leveraged” or proprietary. There can be no assurance that any Fund or index will achieve its objective.

ProShare Advisors primarily uses a passive or mathematical approach to determine the investments a Matching Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Matching Fund’s investment results to vary from a perfect correlation to its index, as applicable. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Name Policies

The Funds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For the purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.

While the DJ Brookfield Global Infrastructure ETF and the Global Listed Private Equity ETF anticipate that, under normal market conditions, each Fund will invest primarily (i.e., at least 40% of its “assets” as defined above) in securities issued by issuers organized or located outside the United States (“foreign issuers”), to the extent that foreign issuers ever comprise less than 40% of such Fund’s assets for an extended period of time (i.e., six months), the Fund will take steps to: (i) either change its name; or (ii) change its benchmark.

Equity Securities (not applicable to the Inflation Expectations ETF or the Short ProShares Funds)

The Funds may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Investments in equity securities by each of the Managed Futures Strategy ETF and the Crude Oil Strategy ETF will be limited to investments in its respective Subsidiary (as defined below).

Foreign Securities (not applicable to the Inflation Expectations ETF)

The Funds may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

A Fund may value its financial instruments based upon foreign securities by using the market prices of domestically-traded financial instruments with comparable foreign securities’ market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some Funds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such Funds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, Funds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some Funds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to Funds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Depositary Receipts

The Funds may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored programs generally exposure investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

Futures Contracts and Related Options

Futures in General. Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF may each invest in cash-settled futures contracts where commodities are the underlying asset. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF intend to achieve this exposure through investment in the ProShares Cayman Portfolio I and the ProShares Cayman Crude Oil Portfolio, respectively, which may invest in futures contracts and options thereon.

Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

All of the Funds’ transactions in futures and options on futures will be entered into through a futures commission merchant (or “FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures (and options thereon) and cleared swaps. All futures (and options thereon) entered into by the Funds will be cleared by a clearing house that is regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC.

Options on Futures. When a Fund purchases a put or call option on a futures contract, the Fund pays a “premium” (i.e., an amount in addition to the value of the underlying contract in relation to the exercise price of the option) for the right to sell (in the case of a put) or purchase (in the case of a call) the underlying futures contract for a specified price upon exercise at any time during the option period. When a Fund sells (or “writes”) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Futures Margin Requirements. Upon entering into a futures contract, each Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value

(these amounts are subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.

Covered Positions. When a Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Fund cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

Correlation Risk. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Speculative Position Limits. The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

“Rolling” Futures. ProShares Crude Oil Strategy ETF is an actively managed fund that seeks to provide total return through actively managed exposure to the West Texas Intermediate (“WTI”) crude oil futures markets. The Fund’s strategy seeks to outperform certain index based strategies by actively managing the rolling of WTI crude oil futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between WTI crude oil futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on ProShare Advisors’ analysis of the liquidity and cost of establishing and maintaining such positions. Each month, the Fund generally will evaluate this strategy on or about the fifth business day of the month and may roll its position from the fifth through ninth business days into the contract month determined by the Fund’s active investment strategy.

Forward Contracts

The Funds may enter into forward contracts to attempt to gain exposure to an index or asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless ProShare Advisors believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty’s bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF may each invest in forward contracts where commodities are the underlying asset.

Depending on the structure of the contract and the underlying assets, forward contracts may be unregulated, regulated as securities transactions under the securities laws, or regulated as “swaps” under Title VII of Dodd-Frank and related SEC and CFTC rules thereunder.

Forward Currency Contracts

The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts are generally structured in one of two ways: (1) on a “non-deliverable” basis in cash settlement (i.e., the parties settle at termination in a single currency based on then-current exchange rates) or (2) by actual delivery of the relevant currency or currencies underlying the forward currency contract.

The Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Funds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Funds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Funds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. The Funds generally do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

With respect to forward currency contracts entered into in connection with purchases or sales of securities, at or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because a Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Funds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if ProShare Advisors correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the Fund has an open forward position defaults or becomes bankrupt.

Foreign Currencies and Related Transactions

Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share. A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if ProShare Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the CFTC and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

Securities and Index Options

Each Fund may buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options.

Physically Settled Options. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

Cash-Settled Options. Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Exercise of Options. During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.

Cleared Options. In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, the Funds are required to agree in writing to be bound by the rules of the OCC. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options Position Limits. Securities self-regulatory organizations (general, the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell. While the Funds are not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom the Funds transact in options, they are required to agree in writing to be bound by relevant position limits.

Index Options. Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Swaps

General

The Funds may enter into swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.

As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

As a trading technique, ProShare Advisors may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. Some Funds may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. ProShare Advisors, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps.

Common Types of Swaps

The Funds may enter into any of several types of swaps, including:

Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Credit Default Swaps (“CDS”): A CDS generally references one or more debt securities or reference entities. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default in payments of interest or principal on bonds, has occurred in respect of the reference entity or assets. If a credit event occurs, the seller generally must pay the buyer: (a) the full notional value of the swap; or (b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default.

Commodity Swaps. The Managed Futures Strategy ETF and the Crude Oil Strategy ETF also may invest in commodity swaps. Commodity swaps may be used either as substitutes for owning a specific physical commodities or as a means of obtaining exposure in markets where a reference commodity is unavailable or may otherwise be impossible or impracticable for the Fund to own that asset.

Foreign Exchange. Other forms of swaps that the Funds may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Mechanics of the Funds’ Swaps

Payments. Most swaps entered into by a Fund (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.

A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date.

In connection with CDS in which a Fund is a “buyer,” the Fund will segregate or earmark cash or assets determined to be liquid by ProShare Advisors, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearinghouse counterparty). In connection with CDS in which a Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by ProShare Advisors, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and ProShare Advisors believe that these transactions do not constitute “senior securities” within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.

Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless ProShare Advisors believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.

Upon entering into a cleared swap, a Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by an FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.

Termination and Default Risk. Certain of the Fund’s swap agreements contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.

Regulatory Margin

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While the Funds are not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial margin rules do not apply to the Funds’ swap trading relationships. However, the rules are being implemented on a phased basis, and in the near future, the rules may apply to one or more of the Funds. In the event that the rules apply, they would impose significant costs on such a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect ProShare Advisors’ ability to manage the Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.

Risks of Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of swaps in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives, including among others interest rate swaps and credit default swaps. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that ProShare Advisors might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In addition, the SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

Investments in Other Investment Companies (not applicable to the Inflation Expectations ETF)

The Funds may invest in other investment companies, including ETFs and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, a Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict a Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

Investment in a Subsidiary

Each of Managed Futures Strategy ETF and the Crude Oil Strategy ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in the ProShares Cayman Portfolio I or the ProShares Cayman Crude Oil Portfolio, respectively, each a wholly-owned subsidiary of its respective Parent Fund (each, a “Subsidiary”) organized under the laws of the Cayman Islands. Each Parent Fund’s investment in its respective Subsidiary is intended to provide such Parent Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. Each Subsidiary may invest in derivatives, including futures, forwards, option and swap contracts, notes and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Neither Subsidiary is registered under the 1940 Act, and neither Subsidiary will have all of the protections offered to investors in RICs. The Board, however, has oversight responsibility for the investment activities of each Parent Fund, including its investment in its respective Subsidiary, and the Parent Fund’s role as the sole shareholder of the Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands, under which the Parent Funds and the Subsidiaries are organized, respectively, could result in the inability of a Parent Fund and/or its respective Subsidiary to operate as described in this SAI and could negatively affect a Parent Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Parent Fund shareholders would likely suffer decreased investment returns. See “Taxation” below for more information.

The financial statements of each Subsidiary will be consolidated with its respective Parent Fund’s financial statements in the Parent Fund’s Annual and Semi-Annual Reports.

Master Limited Partnerships

Each Fund may invest in master limited partnerships (“MLPs”), which are commonly treated as partnerships for U.S. federal income tax purposes and publicly traded on national securities exchanges. Such MLPs are limited by the Internal Revenue Code to apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.

Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of common units of MLPs have the rights typically provided to limited partners in limited partnerships and, thus, may have limited control and limited voting rights as compared to holders of a corporation’s common shares. Holders of common units may be subject to conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments. MLPs may also have limited financial resources and units may be subject to cash flow and dilution risk. In addition, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Accordingly, MLPs may be subject to more erratic price movements because of the underlying assets they hold. Further, a Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest.

There are also tax risks associated with investments in MLPs. While there are benefits to MLPs that are treated as partnerships for federal income tax purposes, a change to current tax law or in the underlying business of a given MLP could result in the MLP being treated as a corporation for federal income tax purposes. If the MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income, which would reduce the amount of cash available for distribution by the MLP. In addition, because MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying related taxes may adversely impact the Fund’s return.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Real Estate Investment Trusts (not applicable to the Inflation Expectations ETF)

A Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property, while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.

Illiquid Securities

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when ProShare Advisors considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The SEC staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a Fund to ProShare Advisors. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such an event, appropriate remedies will be considered in order to minimize the effect on the Fund’s liquidity.

Debt Instruments

Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes, as “cover” for other investment techniques such Fund employs, or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which the Funds also may invest consistent with their investment goals and policies. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

U.S. Government Securities

The Funds may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for

Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a Fund’s income when interest rates fall. Of course, a Fund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by businesses such as banks, corporations, finance companies and other issuers generally to finance short-term credit needs. Issuers may use commercial paper to finance accounts receivable or to meet short-term liabilities. Commercial paper generally has a fixed maturity of no more than 270 days and may trade on secondary markets after its issuance.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each Fund may invest in mortgage-backed securities, as “cover” for the investment techniques these Funds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Funds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by appreciation in home values, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by ProShare Advisors. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Funds’ ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Other Fixed Income Securities

Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.

FOREIGN SOVEREIGN, SUB-SOVEREIGN, QUASI SOVEREIGN AND SUPRANATIONAL SECURITIES. The Funds may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds); corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below the rating it had at the time of purchase. However, ProShare Advisors will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

COVERED BONDS. The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

UNRATED DEBT SECURITIES. The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as that of any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations with respect to reverse repurchase agreements.

Short Sales

The Funds may engage in short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Funds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Short QQQ®, the UltraShort QQQ®, the UltraPro Short QQQ®, the Ultra QQQ® and the UltraPro QQQ® Funds will not sell short the equity securities of issuers contained in the Nasdaq-100 Index. The UltraShort and the Ultra Nasdaq Biotechnology Funds will not sell short the securities of issues contained in the Nasdaq Biotechnology Index.

Cash Reserves

To seek to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Borrowing

Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.

Notwithstanding the guidelines set forth above, S&P 500® Dividend Aristocrats ETF, S&P Midcap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, and DJ Brookfield Global Infrastructure ETF will not borrow money for investment purposes. Each of these Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests or to facilitate the settlement of securities or other transactions, in an amount up to 10% of its respective net assets.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a Fund “covers” its repurchase obligations, as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered “senior securities” and, therefore, will not be subject to the 300% asset coverage requirement.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each loan will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities on loan pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund’s investment in the securities on loan is to occur. Loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan.

Portfolio Turnover

Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions depend, to a great extent, on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what each

Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Funds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Funds. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which the Funds invest, are excluded from the calculation of Portfolio Turnover Rate for each Fund. For those Funds that commenced operations prior to May 31, 2019, each such Fund’s turnover rate information is set forth in the annual report to shareholders. Portfolio turnover rates are also shown in each Fund’s summary prospectus.

For the fiscal year ended May 31, 2019, the increase in the portfolio turnover rate for Managed Futures Strategy ETF, Ultra 20+ Year Treasury, and Ultra Telecommunications was the result of a significant creation and redemption activity during the year.

SPECIAL CONSIDERATIONS

To the extent discussed herein and in the Prospectus, the Funds present certain risks, some of which are further described below.

Correlation (All Funds, except the Actively Managed Funds)

Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (i) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (ii) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (iii) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) holding instruments traded in a market that has become illiquid or disrupted; (vi) a Fund’s share prices being rounded to the nearest cent; (vii) changes to the benchmark that are not disseminated in advance; (viii) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (ix) limit-up or limit-down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (x) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (xi) fluctuations in currency exchange rates.

Also, because each Fund engages in daily rebalancing to position its portfolio so that its exposure to its index is consistent with the Fund’s daily investment objective, disparities between estimated and actual purchases and redemptions of the Fund may cause the Fund to be under- or overexposed to its benchmark. This may result in greater tracking and correlation error.

Furthermore, each Geared Fund has an investment objective to seek daily investment results, before fees and expenses, that correspond to the performance of the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily performance of an index for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. These Funds are subject to the correlation risks described above. In addition, while a close correlation of a Fund to its benchmark may be achieved on any single day, the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount and possibly even direction from the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily return of the Fund’s index for the same period, before accounting for fees and expenses, as further described in the Prospectus and below.

Leverage (All Funds, except the Matching Funds and the Actively Managed Funds)

Certain Funds intend to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of these Funds’ Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

Special Note Regarding the Correlation Risks of Geared Funds (All Funds, except the Matching Funds and the Actively Managed Funds)

As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a Fund to vary from its benchmark performance times the stated multiple or inverse multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on the Geared Funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns that differ in amount, and possibly even direction, from a Geared Fund’s stated multiple times its benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.

A Geared Fund’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses;

f)	dividends or interest paid with respect to securities included in the benchmark; and

g)	daily rebalancing of the underlying portfolio.

The fund performance for a Geared Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a Geared Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithm of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid with respect to securities included in the underlying benchmark; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

The table below shows a performance example of a Short ProShares Fund that has an investment objective to correspond to the inverse (-1x) of the daily performance of an index. In the chart below, areas shaded lighter represent those scenarios where a Short ProShares Fund will return the same or outperform (i.e., return more than) the index performance; conversely, areas shaded darker represent those scenarios where a Short ProShares Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of an Index.

One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The tables below shows performance examples of an Ultra and UltraShort ProShares Fund that have investment objective to correspond to two times (2x) and two times the inverse (-2x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of an Index.

One Year Index Performance	Two Times (2x) One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of an Index.

One Year Index Performance	Two Times the Inverse (-2x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The tables below show performance examples of an UltraPro and UltraPro Short ProShares Fund that have investment objectives to correspond to three times (3x) and three times the inverse (-3x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Three Times (3x) the Daily Performance of an Index.

One Year Index Performance	Three Times (3x) Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-180%	-93.6%	-93.6%	-93.8%	-94.0%	-94.3%	-94.7%	-95.1%	-95.6%	-96.0%	-96.5%	-97.0%	-97.4%	-97.8%
-55%	-165%	-90.9%	-91.0%	-91.2%	-91.5%	-91.9%	-92.4%	-93.0%	-93.7%	-94.4%	-95.0%	-95.7%	-96.3%	-96.9%
-50%	-150%	-87.5%	-87.6%	-87.9%	-88.3%	-88.9%	-89.6%	-90.5%	-91.3%	-92.3%	-93.2%	-94.1%	-95.0%	-95.8%
-45%	-135%	-83.4%	-83.5%	-83.9%	-84.4%	-85.2%	-86.2%	-87.3%	-88.5%	-89.7%	-90.9%	-92.1%	-93.3%	-94.3%
-40%	-120%	-78.4%	-78.6%	-79.0%	-79.8%	-80.8%	-82.1%	-83.5%	-85.0%	-86.6%	-88.2%	-89.8%	-91.3%	-92.7%
-35%	-105%	-72.5%	-72.7%	-73.3%	-74.3%	-75.6%	-77.2%	-79.0%	-81.0%	-83.0%	-85.0%	-87.0%	-88.9%	-90.7%
-30%	-90%	-65.7%	-66.0%	-66.7%	-67.9%	-69.6%	-71.6%	-73.8%	-76.2%	-78.8%	-81.3%	-83.8%	-86.2%	-88.4%
-25%	-75%	-57.8%	-58.1%	-59.1%	-60.6%	-62.6%	-65.0%	-67.8%	-70.8%	-73.9%	-77.0%	-80.1%	-83.0%	-85.7%
-20%	-60%	-48.8%	-49.2%	-50.3%	-52.1%	-54.6%	-57.6%	-60.9%	-64.5%	-68.3%	-72.1%	-75.8%	-79.3%	-82.6%
-15%	-45%	-38.6%	-39.0%	-40.4%	-42.6%	-45.5%	-49.1%	-53.1%	-57.5%	-62.0%	-66.5%	-71.0%	-75.2%	-79.1%
-10%	-30%	-27.1%	-27.6%	-29.3%	-31.9%	-35.3%	-39.6%	-44.3%	-49.5%	-54.9%	-60.3%	-65.6%	-70.6%	-75.2%
-5%	-15%	-14.3%	-14.9%	-16.8%	-19.9%	-24.0%	-28.9%	-34.5%	-40.6%	-46.9%	-53.3%	-59.5%	-65.4%	-70.9%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	15%	15.8%	14.9%	12.3%	8.2%	2.7%	-4.0%	-11.6%	-19.8%	-28.4%	-36.9%	-45.3%	-53.3%	-60.7%
10%	30%	33.1%	32.1%	29.2%	24.4%	18.0%	10.3%	1.6%	-7.8%	-17.6%	-27.5%	-37.1%	-46.3%	-54.8%
15%	45%	52.1%	51.0%	47.6%	42.2%	34.9%	26.1%	16.1%	5.3%	-5.9%	-17.2%	-28.2%	-38.6%	-48.4%
20%	60%	72.8%	71.5%	67.7%	61.5%	53.3%	43.3%	31.9%	19.7%	6.9%	-5.9%	-18.4%	-30.3%	-41.3%
25%	75%	95.3%	93.9%	89.5%	82.6%	73.2%	61.9%	49.1%	35.2%	20.9%	6.4%	-7.7%	-21.2%	-33.7%
30%	90%	119.7%	118.1%	113.2%	105.4%	94.9%	82.1%	67.7%	52.1%	35.9%	19.7%	3.8%	-11.3%	-25.4%
35%	105%	146.0%	144.2%	138.8%	130.0%	118.2%	104.0%	87.8%	70.4%	52.2%	34.0%	16.2%	-0.7%	-16.4%
40%	120%	174.4%	172.3%	166.3%	156.5%	143.4%	127.5%	109.5%	90.0%	69.8%	49.5%	29.6%	10.7%	-6.8%
45%	135%	204.9%	202.6%	195.9%	185.0%	170.4%	152.7%	132.7%	111.1%	88.6%	66.1%	44.0%	23.0%	3.5%
50%	150%	237.5%	235.0%	227.5%	215.5%	199.3%	179.8%	157.6%	133.7%	108.8%	83.8%	59.4%	36.2%	14.6%
55%	165%	272.4%	269.6%	261.4%	248.1%	230.3%	208.7%	184.3%	157.9%	130.4%	102.8%	75.9%	50.3%	26.5%
60%	180%	309.6%	306.5%	297.5%	282.9%	263.3%	239.6%	212.7%	183.6%	153.5%	123.1%	93.5%	65.3%	39.1%

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Three Times the Inverse (-3x) of the Daily Performance of an Index.

One Year Index Performance	Three Times the Inverse (-3x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	180%	462.5%	439.2%	371.5%	265.2%	129.1%	973.9%	810.5%	649.2%	498.3%	363.6%	248.6%	154.4%	80.2%
-55%	165%	997.4%	981.1%	933.5%	858.8%	763.2%	654.2%	539.5%	426.2%	320.2%	225.6%	144.9%	78.7%	26.6%
-50%	150%	700.0%	688.1%	653.4%	599.0%	529.3%	449.8%	366.2%	283.6%	206.3%	137.4%	78.5%	30.3%	-7.7%
-45%	135%	501.1%	492.1%	466.0%	425.1%	372.8%	313.1%	250.3%	188.2%	130.1%	78.3%	34.1%	-2.1%	-30.7%
-40%	120%	363.0%	356.1%	336.0%	304.5%	264.2%	218.2%	169.8%	122.0%	77.3%	37.4%	3.3%	-24.6%	-46.6%
-35%	105%	264.1%	258.7%	242.9%	218.1%	186.4%	150.3%	112.2%	74.6%	39.4%	8.0%	-18.8%	-40.7%	-58.0%
-30%	90%	191.5%	187.2%	174.6%	154.7%	129.3%	100.4%	69.9%	39.8%	11.6%	-13.5%	-34.9%	-52.5%	-66.4%
-25%	75%	137.0%	133.5%	123.2%	107.1%	86.5%	62.9%	38.1%	13.7%	-9.2%	-29.7%	-47.1%	-61.4%	-72.7%
-20%	60%	95.3%	92.4%	83.9%	70.6%	53.6%	34.2%	13.8%	-6.3%	-25.2%	-42.0%	-56.4%	-68.2%	-77.5%
-15%	45%	62.8%	60.4%	53.4%	42.3%	28.1%	11.9%	-5.1%	-21.9%	-37.7%	-51.7%	-63.7%	-73.5%	-81.2%
-10%	30%	37.2%	35.1%	29.2%	19.9%	7.9%	-5.7%	-20.1%	-34.2%	-47.5%	-59.3%	-69.4%	-77.7%	-84.2%
-5%	15%	16.6%	14.9%	9.8%	1.9%	-8.3%	-19.8%	-32.0%	-44.1%	-55.3%	-65.4%	-74.0%	-81.0%	-86.5%
0%	0%	0.0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.7%	-52.0%	-61.7%	-70.3%	-77.7%	-83.7%	-88.5%
5%	-15%	-13.6%	-14.9%	-18.6%	-24.5%	-32.0%	-40.6%	-49.7%	-58.6%	-66.9%	-74.4%	-80.7%	-85.9%	-90.0%
10%	-30%	-24.9%	-26.0%	-29.2%	-34.4%	-40.9%	-48.4%	-56.2%	-64.0%	-71.2%	-77.7%	-83.2%	-87.8%	-91.3%
15%	-45%	-34.2%	-35.2%	-38.1%	-42.6%	-48.3%	-54.8%	-61.7%	-68.5%	-74.8%	-80.5%	-85.3%	-89.3%	-92.4%
20%	-60%	-42.1%	-43.0%	-45.5%	-49.4%	-54.5%	-60.2%	-66.3%	-72.3%	-77.8%	-82.8%	-87.1%	-90.6%	-93.3%
25%	-75%	-48.8%	-49.6%	-51.8%	-55.3%	-59.7%	-64.8%	-70.2%	-75.4%	-80.4%	-84.8%	-88.6%	-91.7%	-94.1%
30%	-90%	-54.5%	-55.2%	-57.1%	-60.2%	-64.2%	-68.7%	-73.5%	-78.2%	-82.6%	-86.5%	-89.8%	-92.6%	-94.8%
35%	-105%	-59.4%	-60.0%	-61.7%	-64.5%	-68.0%	-72.1%	-76.3%	-80.5%	-84.4%	-87.9%	-90.9%	-93.4%	-95.3%
40%	-120%	-63.6%	-64.1%	-65.7%	-68.2%	-71.3%	-75.0%	-78.8%	-82.5%	-86.0%	-89.2%	-91.9%	-94.1%	-95.8%
45%	-135%	-67.2%	-67.7%	-69.1%	-71.3%	-74.2%	-77.5%	-80.9%	-84.3%	-87.4%	-90.3%	-92.7%	-94.7%	-96.2%
50%	-150%	-70.4%	-70.8%	-72.1%	-74.1%	-76.7%	-79.6%	-82.7%	-85.8%	-88.7%	-91.2%	-93.4%	-95.2%	-96.6%
55%	-165%	-73.1%	-73.5%	-74.7%	-76.5%	-78.9%	-81.5%	-84.4%	-87.1%	-89.7%	-92.0%	-94.0%	-95.6%	-96.9%
60%	-180%	-75.6%	-75.9%	-77.0%	-78.7%	-80.8%	-83.2%	-85.8%	-88.3%	-90.7%	-92.8%	-94.6%	-96.0%	-97.2%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a Geared Fund. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

Non-Diversified Status (All Funds, except the Diversified Funds)

Each Fund, except for the Diversified Funds, is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding each Fund’s status as a “non-diversified” investment company under the 1940 Act, each Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Risks to Management (All Funds)

There may be circumstances outside the control of ProShare Advisors, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while ProShare Advisors has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

Risks to Cybersecurity (All Funds)

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third -party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

Risks of Matching Funds (All Funds, except the Geared Funds and the Actively Managed Funds)

Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving positive returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of each Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

3.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

4.	Issue senior securities to the extent such issuance would violate applicable law.

5.

Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

6.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

7.

Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.

8.

Except for the Managed Futures Strategy ETF and the Crude Oil Strategy ETF, concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry. For purposes of determining whether the Funds are concentrated in an industry or group of industries, each Fund may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions, will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, ProShare Advisors is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, ProShare Advisors may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. ProShare Advisors may also choose to cross-trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. ProShare Advisors believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare Advisors from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the ProShare Advisors considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.

ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) ProShare Advisors evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a Fund’s investment objective, ProShare Advisors may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. ProShare Advisors will generally distribute such benefits pro rata to applicable client trades. In addition, ProShare Advisors, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. The table below sets forth the brokerage commissions paid by each Fund for the period noted for each Fund.

Fund	Commissions Paid During Fiscal Year Ended May 31, 2017	Commissions Paid During Fiscal Year Ended May 31, 2018	Commissions Paid During Fiscal Year Ended May 31, 2019	Aggregate Total
Crude Oil Strategy ETF	$0.00	$0.00	$0.00	$0.00
Decline of the Retail Store ETF	$0.00	$0.00	$0.00	$0.00
DJ Brookfield Global Infrastructure ETF	$2,596.84	$1,244.49	$2,670.77	$6,512.10
Equities for Rising Rates ETF[1]	$0.00	$1,955.05	$1,877.83	$3,832.88
Global Listed Private Equity ETF	$1,174.70	$1,069.78	$1,693.30	$3,937.78
Hedge Replication ETF	$1,619.65	$2,742.01	$2,006.07	$6,367.73
High Yield—Interest Rate Hedged	$11,515.14	$18,700.23	$16,738.09	$46,953.46
Inflation Expectations ETF	$30,249.78	$6,850.63	$6,894.70	$43,995.11
Investment Grade—Interest Rate Hedged	$21,078.70	$54,542.77	$46,252.75	$121,874.22
Large Cap Core Plus	$58,154.81	$105,861.59	$154,591.77	$318,608.17
Long Online/Short Stores ETF	$0.00	$5,890.53	$6,387.03	$12,277.56
Managed Futures Strategy ETF	$795.25	$3,099.50	$2,006.37	$5,901.12
Merger ETF	$4,012.64	$2,744.04	$2,675.53	$9,432.21
Morningstar Alternatives Solution ETF	$3,053.15	$1,702.19	$1,179.55	$5,934.89
MSCI EAFE Dividend Growers ETF	$5,496.87	$12,555.82	$14,079.20	$32,131.89
MSCI Emerging Markets Dividend Growers ETF	$8,195.77	$17,302.53	$25,426.65	$50,924.95
MSCI Europe Dividend Growers ETF	$942.99	$1,201.65	$1,154.11	$3,298.75
RAFI® Long/Short	$3,488.21	$1,151.00	$940.71	$5,579.92
Russell 2000 Dividend Growers ETF	$13,667.11	$33,178.62	$40,985.71	$87,831.44
S&P 500® Bond ETF[2]	$0.00	$0.00	$77.79	$77.79
Online Retail ETF[3]	$0.00	$0.00	$2,342.98	$2,342.98
Pet Care ETF[4]	$0.00	$0.00	$2,693.01	$2,693.01
S&P 500® Dividend Aristocrats ETF	$42,864.20	$214,165.41	$179,792.94	$436,822.55
S&P 500® Ex-Energy ETF	$612.82	$57.38	$1,172.37	$1,842.57
S&P 500® Ex-Financials ETF	$295.05	$175.02	$17.97	$488.04
S&P 500® Ex-Health Care ETF	$298.63	$181.00	$17.36	$496.99
S&P 500® Ex-Technology ETF	$285.77	$17.27	$305.54	$608.58
S&P MidCap 400 Dividend Aristocrats ETF	$7,893.76	$56,468.81	$33,329.41	$97,691.98
Short 7-10 Year Treasury	$128.48	$194.90	$149.94	$473.32
Short 20+ Year Treasury	$11,513.75	$9,806.66	$5,180.16	$26,500.57
Short Basic Materials	$0.00	$0.00	$0.00	$0.00
Short Dow30SM	$8,229.87	$5,158.17	$6,361.47	$19,749.51
Short Financials	$0.00	$0.00	$0.00	$0.00
Short FTSE China 50	$0.00	$0.00	$0.00	$0.00
Short High Yield	$0.00	$0.00	$0.00	$0.00
Short MidCap400	$500.58	$246.73	$284.00	$1,031.31
Short MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Short MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
Short Oil & Gas	$0.00	$0.00	$0.00	$0.00
Short QQQ®	$10,870.20	$9,486.06	$17,620.23	$37,976.49
Short Real Estate	$0.00	$0.00	$0.00	$0.00
Short Russell2000	$12,859.61	$10,776.02	$12,855.40	$36,491.03
Short S&P500®	$59,230.32	$28,246.98	$33,479.28	$120,956.58
Short SmallCap600	$0.00	$0.00	$0.00	$0.00

Fund	Commissions Paid During Fiscal Year Ended May 31, 2017	Commissions Paid During Fiscal Year Ended May 31, 2018	Commissions Paid During Fiscal Year Ended May 31, 2019	Aggregate Total
Short Term USD Emerging Markets Bond ETF	$32.00	$15.00	$0.00	$47.00
Ultra 7-10 Year Treasury	$23,923.50	$27,456.35	$30,962.44	$82,342.29
Ultra 20+ Year Treasury	$9,852.41	$8,901.79	$19,892.16	$38,646.36
Ultra Basic Materials	$839.24	$8,829.18	$5,143.38	$14,811.80
Ultra Communication Services Select Sector[5]	$0.00	$0.00	$263.74	$263.74
Ultra Consumer Goods	$1,096.22	$5,237.49	$813.00	$7,146.71
Ultra Consumer Services	$2,045.25	$5,355.16	$2,979.36	$10,379.77
Ultra Dow30SM	$13,616.96	$33,128.26	$65,097.79	$111,843.01
Ultra Financials	$18,973.72	$19,586.02	$17,422.22	$55,981.96
Ultra FTSE China 50	$0.00	$0.00	$0.00	$0.00
Ultra FTSE Europe	$0.00	$0.00	$0.00	$0.00
Ultra Health Care	$14,718.72	$26,493.20	$10,602.97	$51,814.89
Ultra High Yield	$0.00	$0.00	$43.01	$43.01
Ultra Industrials	$2,743.38	$6,632.00	$1,070.78	$10,446.16
Ultra MidCap400	$16,587.37	$17,709.47	$10,927.36	$45,224.20
Ultra MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
Ultra MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Japan	$0.00	$0.00	$0.00	$0.00
Ultra Nasdaq Biotechnology	$31,253.97	$31,544.54	$19,600.51	$82,399.02
Ultra Oil & Gas	$5,187.93	$4,082.55	$3,132.31	$12,402.79
Ultra QQQ®	$71,497.00	$126,997.84	$274,967.60	$473,462.44
Ultra Real Estate	$32,128.77	$40,471.96	$14,024.87	$86,625.60
Ultra Russell2000	$35,526.51	$28,572.70	$27,003.86	$91,103.07
Ultra S&P500®	$183,161.42	$190,253.43	$410,749.63	$784,164.48
Ultra Semiconductors	$2,296.91	$13,161.58	$4,583.36	$20,041.85
Ultra SmallCap600	$3,105.81	$7,003.28	$3,822.07	$13,931.16
Ultra Technology	$12,897.46	$43,788.96	$44,768.94	$101,455.36
Ultra Telecommunications	$3,561.52	$862.84	$977.54	$5,401.90
Ultra Utilities	$822.21	$1,293.00	$414.35	$2,529.56
UltraPro Communication Services Select Sector[5]	$0.00	$0.00	$265.60	$265.60
UltraPro Dow30SM	$29,278.95	$144,839.08	$60,857.54	$234,975.57
UltraPro Financial Select Sector	$1,099.68	$6,477.07	$1,871.98	$9,448.73
UltraPro MidCap400	$3,171.83	$13,108.67	$5,457.64	$21,738.14
UltraPro Nasdaq Biotechnology	$5,528.20	$5,635.60	$3,262.04	$14,425.84
UltraPro QQQ®	$240,491.77	$762,008.59	$949,475.88	$1,951,976.24
UltraPro Russell2000	$29,083.43	$41,464.69	$44,424.32	$114,972.44
UltraPro S&P500®	$111,726.09	$421,450.13	$278,841.92	$812,018.14
UltraPro Short 20+ Year Treasury	$2,296.71	$2,729.95	$1,475.92	$6,502.58
UltraPro Short Communication Services Select Sector[5]	$0.00	$0.00	$0.00	$0.00
UltraPro Short Dow30SM	$16,908.54	$8,648.33	$9,849.68	$35,406.55
UltraPro Short Financial Select Sector	$0.00	$0.00	$0.00	$0.00
UltraPro Short MidCap400	$282.96	$103.31	$76.00	$462.27
UltraPro Short Nasdaq Biotechnology	$0.00	$0.00	$0.00	$0.00
UltraPro Short QQQ®	$44,502.49	$26,301.94	$45,707.71	$116,512.14
UltraPro Short Russell2000	$8,798.79	$7,242.70	$5,076.69	$21,118.18
UltraPro Short S&P500®	$59,018.22	$30,196.64	$25,712.23	$114,927.09
UltraShort 7-10 Year Treasury	$1,004.48	$901.35	$376.32	$2,282.15

Fund	Commissions Paid During Fiscal Year Ended May 31, 2017	Commissions Paid During Fiscal Year Ended May 31, 2018	Commissions Paid During Fiscal Year Ended May 31, 2019	Aggregate Total
UltraShort 20+ Year Treasury	$43,675.24	$48,158.77	$24,865.68	$116,699.69
UltraShort Basic Materials	$0.00	$0.00	$0.00	$0.00
UltraShort Communication Services Select Sector[5]	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Goods	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Services	$0.00	$0.00	$0.00	$0.00
UltraShort Dow30SM	$11,156.42	$6,908.20	$7,347.46	$25,412.08
UltraShort Financials	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE China 50	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE Europe	$0.00	$0.00	$0.00	$0.00
UltraShort Health Care	$0.00	$0.00	$0.00	$0.00
UltraShort Industrials	$0.00	$0.00	$0.00	$0.00
UltraShort MidCap400	$443.16	$157.17	$132.00	$732.33
UltraShort MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI EAFE	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Japan	$0.00	$0.00	$0.00	$0.00
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$0.00	$0.00
UltraShort Oil & Gas	$0.00	$0.00	$0.00	$0.00
UltraShort QQQ®	$20,515.91	$12,473.44	$21,745.24	$54,734.59
UltraShort Real Estate	$0.00	$0.00	$0.00	$0.00
UltraShort Russell2000	$10,854.13	$7,878.56	$8,549.30	$27,281.99
UltraShort S&P500®	$67,228.26	$34,882.49	$31,227.00	$133,337.75
UltraShort Semiconductors	$0.00	$0.00	$0.00	$0.00
UltraShort SmallCap600	$0.00	$0.00	$0.00	$0.00
UltraShort Technology	$0.00	$0.00	$0.00	$0.00
UltraShort Utilities	$0.00	$0.00	$0.00	$0.00

[1]	Period from July 24, 2017, commencement of operations, through May 31, 2018.
[2]	Period from May 1, 2018, commencement of operations, through May 31, 2018.
[3]	Period from July 31, 2018, commencement of operations, through May 31, 2019.
[4]	Period from November 5, 2018, commencement of operations, through May 31, 2019.
[5]	Period from January 15, 2019, commencement of operations, through May 31, 2019.

The Funds may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.

Securities of Regular Broker-Dealers

The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. During the fiscal year ended May 31, 2019, each of the following Funds were operational during that period and held securities of regular brokers or dealers to the Trust:

Fund	Broker-Dealer	Dollar Amount of Holdings
Equities for Rising Rates ETF	Bank of America Corp.	$119,966.00
	JPMorgan Chase & Co.	$130,224.84
	Morgan Stanley	$119,994.81

Hedge Replication ETF	Bank of America Corp.	$30,137.80
	Bank of New York Mellon Corp.	$4,738.59
	Citigroup, Inc.	$18,458.55
	Goldman Sachs & Co.	$7,847.07
	JPMorgan Chase & Co.	$43,761.48
	Morgan Stanley	$6,673.16
	Wells Fargo & Co.	$22,894.92

Investment Grade–Interest Rate Hedged	Bank of America Corp.	$8,618,759.87
	Barclays Capital, Inc.	$4,351,754.24
	Citigroup, Inc.	$8,577,027.57
	Credit Suisse Group	$4,174,379.93
	Goldman Sachs & Co.	$8,442,589.36
	HSBC Holdings PLC	$8,336,278.77
	JPMorgan Chase & Co.	$8,566,935.73
	Mitsubishi UFJ Securities Holding Co.	$6,223,430.87
	Morgan Stanley	$8,505,157.25
	Royal Bank of Scotland Group PLC	$868,682.63
	Santander Group	$3,231,637.05
	Wells Fargo & Co.	$8,777,162.34

Large Cap Core Plus	Bank of America Corp.	$7,907,036.20
	Citigroup, Inc.	$4,547,950.55
	Goldman Sachs & Co.	$3,647,427.63
	JPMorgan Chase & Co.	$6,264,461.16
	Morgan Stanley	$1,468,013.82
	Wells Fargo & Co.	$2,550,875.67

MSCI EAFE Dividend Growers ETF	Mitsubishi UFJ Securities Holding Co.	$2,057,598.23

Fund	Broker-Dealer	Dollar Amount of Holdings
RAFI® Long/Short	Bank of America Corp.	$90,972.00
	Bank of New York Mellon Corp.	$15,411.09
	Citigroup, Inc.	$88,501.60
	Goldman Sachs & Co.	$34,673.10
	JPMorgan Chase & Co.	$143,787.72
	Morgan Stanley	$26,245.05
	Santander Group	$2,037.49
	Stifel, Nicolaus & Co., Inc.	$1,608.90
	Wells Fargo & Co.	$107,375.40

S&P 500® Bond ETF	Bank of America Corp.	$516,563.95
	Bank of New York Mellon Corp.	$100,254.52
	Citigroup, Inc.	$802,661.64
	Goldman Sachs & Co.	$1,067,424.47
	JPMorgan Chase & Co.	$1,125,153.05
	Morgan Stanley	$1,014,727.39
	Wells Fargo & Co.	$1,200,894.65

S&P 500® Ex-Energy ETF	Bank of America Corp.	$73,150.00
	Bank of New York Mellon Corp.	$11,440.92
	Citigroup, Inc.	$44,748.00
	Goldman Sachs & Co.	$19,161.45
	JPMorgan Chase & Co.	$106,277.88
	Morgan Stanley	$16,194.62
	Wells Fargo & Co.	$55,595.61

S&P 500® Ex-Health Care ETF	Bank of America Corp.	$17,423.00
	Bank of New York Mellon Corp.	$2,732.16
	Citigroup, Inc.	$10,627.65
	Goldman Sachs & Co.	$4,562.25
	JPMorgan Chase & Co.	$25,218.48
	Morgan Stanley	$3,824.86
	Wells Fargo & Co.	$13,266.63

S&P 500® Ex-Technology ETF	Bank of America Corp.	$41,123.60
	Bank of New York Mellon Corp.	$6,488.88
	Citigroup, Inc.	$25,170.75
	Goldman Sachs & Co.	$10,766.91
	JPMorgan Chase & Co.	$59,655.48
	Morgan Stanley	$9,114.56
	Wells Fargo & Co.	$31,236.48

Ultra Dow30SM	Goldman Sachs & Co.	$12,421,546.83
	JPMorgan Chase & Co.	$7,212,273.36

Fund	Broker-Dealer	Dollar Amount of Holdings
Ultra Financials	Bank of America Corp.	$29,597,633.80
	Bank of New York Mellon Corp.	$4,713,274.83
	Citigroup, Inc.	$18,367,873.15
	Goldman Sachs & Co.	$7,854,917.07
	JPMorgan Chase & Co.	$43,603,917.48
	Morgan Stanley	$6,641,381.11
	Santander Bank	$323,535.50
	Stifel, Nicolaus & Co., Inc.	$484,493.42
	Wells Fargo & Co.	$22,832,713.26

Ultra MidCap400	Stifel, Nicolaus & Co., Inc.	$287,135.02

Ultra Russell2000	RBC Capital Markets	$233,087.40
	Stifel, Nicolaus & Co., Inc.	$254,981.15

Ultra S&P500®	Bank of America Corp.	$17,179,849.40
	Bank of New York Mellon Corp.	$2,696,257.71
	Citigroup, Inc.	$10,506,333.20
	Goldman Sachs & Co.	$4,493,816.25
	JPMorgan Chase & Co.	$4,945,633.00
	Morgan Stanley	$3,799,550.82
	Wells Fargo & Co.	$3,062,128.67

UltraPro Dow30SM	Goldman Sachs & Co.	$5,723,155.91
	JPMorgan Chase & Co.	$9,129,513.60

UltraPro Financial Select Sector	Bank of America Corp.	$1,951,216.40
	Bank of New York Mellon Corp.	$306,258.06
	Citigroup, Inc.	$1,193,466.45
	Goldman Sachs & Co.	$510,242.04
	JPMorgan Chase & Co.	$2,833,264.44
	Morgan Stanley	$431,517.45
	Wells Fargo & Co.	$1,483,510.95

UltraPro MidCap400	Stifel, Nicolaus & Co., Inc.	$41,455.99

UltraPro Russell2000	RBC Capital Markets	$108,148.00
	Stifel, Nicolaus & Co., Inc.	$118,307.78

UltraPro S&P500®	Bank of America Corp.	$8,867,668.60
	Bank of New York Mellon Corp.	$1,391,950.14
	Citigroup, Inc.	$5,116,436.60
	Goldman Sachs & Co.	$2,320,177.86
	JPMorgan Chase & Co.	$2,875,729.00
	Morgan Stanley	$1,961,135.93
	Wells Fargo & Co.	$6,742,332.09

MANAGEMENT OF PROSHARES TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged ProShare Advisors to manage the Funds and is responsible for overseeing ProShare Advisors and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board periodically meets in executive session (with and without employees of ProShare Advisors), and holds special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of ProShare Advisors and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman performs such other functions as requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the Funds. These characteristics include, among other things, the fact that all Funds are organized under one Trust; all Funds are exchange-traded funds; all Funds have common service providers; and that the majority of Funds are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to all or most of the Funds. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure is unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure at least annually and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. ProShare Advisors and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the Chief Compliance Officer for ProShare Advisors). The CCO reports directly to the Board and participates in the

Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and the Funds’ CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of ProShare Advisors report to the Board in the event that any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting. The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the addresses of each Trustee is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (118) ProFunds (112) Access One Trust (3)	Context Capital

Russell S. Reynolds III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProShares (118) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares (118) ProFunds (112) Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Chairman of the Board
Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Chairman and Chief Executive Officer of ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (118) ProFunds (112) Access One Trust (3)

*

The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.

**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Board was formed in 2002, prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Trust’s Funds, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources, recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board of Trustees met four times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	over $100,000	over $100,000
Russell S. Reynolds III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	none	none
Interested Trustee
Michael L. Sapir, Trustee and Chairman	none	over $100,000

As of September 3, 2019, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any series of the Trust.

Compensation of Trustees

Each Independent Trustee is paid a $185,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $10,000 for attendance at each quarterly in-person meeting of the Board of Trustees, $3,000 for attendance at each special meeting of the Board of Trustees, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.

The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2019.

Name	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$197,092.62	$0	$0	$197,092.62
Russell S. Reynolds, III, Trustee	$197,092.62	$0	$0	$197,092.62
Michael C. Wachs, Trustee	$197,092.62	$0	$0	$197,092.62
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers’), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and officer is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of ProShare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Troy A. Sheets Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of

ProShare Advisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or Foreside Management Services, LLC. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Co-Founder and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC since April 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProShare Advisors from inception to April 2012 and ProFund Advisors LLC from April 1997 to April 2012. Mr. Mayberg co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProShare Advisors since inception and ProFund Advisors LLC since 2005. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Department of Finance at The George Washington University. He earned his degrees at the University of Kentucky.

ProShare Advisors is also responsible for the general management and administration of each Subsidiary, pursuant to separate investment advisory and management agreements. Under those advisory and management agreements, ProShare Advisors provides each Subsidiary with the same type of services under essentially the same terms (except at no cost to such Subsidiary) as are provided for its respective Parent Fund.

Portfolio Management

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
Tarak Davé	None	None
Ryan Dofflemeyer	None	None
Scott Hanson	None	None
Alexander Ilyasov	None	None
Michelle Liu	None	None
Benjamin McAbee	None	None
Michael Neches	None	None
James Linneman	None	$10,001-$50,000
Devin Sullivan	None	None

Portfolio Managers’ Compensation

ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2019.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets		Number of All Other Accounts Managed/Total Assets
Michael Neches	166/$27,833,354,778		—	3/$	528,265,932
Ben McAbee	12/$645,654,171	6/$	233,442,580	2/$	186,639,018
Michelle Liu	13/$1,498,249,680		—		—
Scott Hanson	41/$831,720,648		—	1/$	105,937,350
Tarak Davé	84/$4,079,064,268		—		—
Devin Sullivan	82/$23,754,290,510		—	3/$	528,265,932
Ryan Dofflemeyer	43/$862,276,209	14/$	2,058,090,834	1/$	105,937,350
Alexander Ilyasov	25/$2,143,903,851	6/$	233,442,580	2/$	186,639,018
James Linneman	2/$30,555,561	14/$	2,058,090,834		—

In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.

ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as the Funds. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, ProShare Advisors, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of ProShare Advisors may buy or sell securities or other instruments that ProShare Advisors has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with ProShare Advisors’ recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. ProShare Advisors has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of ProShare Advisors, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

ProShare Advisors and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, ProShare Advisors and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of ProShare Advisors. Accordingly, should ProShare Advisors or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, ProShare Advisors and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each Fund other than the Actively Managed Funds is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its index, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

Investment Advisory Agreements

All Funds other than the Unitary Fee Funds

Investment Advisory Agreement. ProShare Advisors serves as investment adviser to these Funds pursuant to the investment advisory agreement dated December 15, 2005 (the “Advisory Agreement”). The principal offices of ProShare Advisors are located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814. ProShare Advisors manages the investment and the reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services. The Advisory Agreement may be terminated with respect to a non-Unitary Fee Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor in each case upon sixty days’ prior written notice.

Investment Advisory Fees. Pursuant to the Advisory Agreement and subject to an Advisory Fee Waiver Agreement or an Amended and Restated Advisor and Management Services Waiver Agreement, each Fund other than the Unitary Fee Funds pays ProShare Advisors a fee at an annualized rate based on a percentage of each Fund’s average daily net assets as set forth below for the investment advisory services ProShare Advisors provides that Fund.

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
Ultra S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra QQQ	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Basic Materials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Communication Services Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
Ultra Consumer Goods	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Consumer Services	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Financials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Health Care	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Industrials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Oil & Gas	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Semiconductors	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Technology	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Telecommunications	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Utilities	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Japan	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra High Yield	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra FTSE Europe	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Brazil Capped	0.75%	0.70%	0.65%	0.60%	0.55%
Short S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
Short MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
Short Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
Short QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
Short Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
Short SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
Short Basic Materials	0.75%	0.70%	0.65%	0.60%	0.55%
Short Financials	0.75%	0.70%	0.65%	0.60%	0.55%
Short Oil & Gas	0.75%	0.70%	0.65%	0.60%	0.55%
Short Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
Short MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
Short MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
Short 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Short 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Short High Yield	0.75%	0.70%	0.65%	0.60%	0.55%
Short FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Basic Materials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Communication Services Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Consumer Goods	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Consumer Services	0.75%	0.70%	0.65%	0.60%	0.55%

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
UltraShort Financials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Health Care	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Industrials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Oil & Gas	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Semiconductors	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Technology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Utilities	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Japan	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort FTSE Europe	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Brazil Capped	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro QQQ	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Communication Services Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Financial Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Communication Services Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Financial Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
RAFI® Long/Short	0.75%	0.70%	0.65%	0.60%	0.55%
Hedge Replication ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Merger ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Inflation Expectations ETF	0.55%	0.55%	0.55%	0.55%	0.55%
Global Listed Private Equity ETF	0.50%	0.50%	0.50%	0.50%	0.50%
Short Term USD Emerging Markets Bond ETF	0.50%	0.50%	0.50%	0.50%	0.50%
Morningstar Alternatives Solution ETF	0.00%	0.00%	0.00%	0.00%	0.00%

Expense Limitation. ProShare Advisors has contractually agreed to waive investment advisory and management services fees and/or to reimburse certain other expenses (with respect to Morningstar Alternatives Solution ETF, including acquired fund fees and expenses) of the following non-Unitary Fee Funds through at least September 30, 2020 (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by ProShare Advisors. This expense limitation excludes transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles.

Name of Fund	Expense Limitation
Ultra S&P500®	0.95%
Ultra MidCap400	0.95%
Ultra Dow30SM	0.95%
Ultra QQQ	0.95%
Ultra Basic Materials	0.95%
Ultra Communication Services Select Sector	0.95%
Ultra Consumer Goods	0.95%
Ultra Consumer Services	0.95%
Ultra Financials	0.95%
Ultra Health Care	0.95%
Ultra Industrials	0.95%
Ultra Oil & Gas	0.95%
Ultra Real Estate	0.95%
Ultra Semiconductors	0.95%
Ultra Technology	0.95%
Ultra Telecommunications	0.95%
Ultra Utilities	0.95%
Ultra Russell2000	0.95%
Ultra SmallCap600	0.95%
Ultra MSCI Japan	0.95%
Ultra MSCI Emerging Markets	0.95%
Ultra MSCI EAFE	0.95%
Ultra Nasdaq Biotechnology	0.95%
Ultra FTSE China 50	0.95%
Ultra 7-10 Year Treasury	0.95%
Ultra 20+ Year Treasury	0.95%
Ultra High Yield	0.95%
Ultra FTSE Europe	0.95%
Ultra MSCI Brazil Capped	0.95%
Short S&P500®	0.95%
Short MidCap400	0.95%
Short Dow30SM	0.95%
Short QQQ®	0.95%
Short Russell2000	0.95%
Short SmallCap600	0.95%
Short Basic Materials	0.95%
Short Financials	0.95%
Short Oil & Gas	0.95%
Short Real Estate	0.95%
Short MSCI Emerging Markets	0.95%
Short MSCI EAFE	0.95%
Short 7-10 Year Treasury	0.95%
Short 20+ Year Treasury	0.95%
Short High Yield	0.95%
Short FTSE China 50	0.95%
UltraShort S&P500®	0.95%

Name of Fund	Expense Limitation
UltraShort MidCap400	0.95%
UltraShort Dow30SM	0.95%
UltraShort QQQ®	0.95%
UltraShort Russell2000	0.95%
UltraShort SmallCap600	0.95%
UltraShort Basic Materials	0.95%
UltraShort Communication Services Select Sector	0.95%
UltraShort Consumer Goods	0.95%
UltraShort Consumer Services	0.95%
UltraShort Financials	0.95%
UltraShort Health Care	0.95%
UltraShort Industrials	0.95%
UltraShort Oil & Gas	0.95%
UltraShort Real Estate	0.95%
UltraShort Semiconductors	0.95%
UltraShort Technology	0.95%
UltraShort Utilities	0.95%
UltraShort MSCI Japan	0.95%
UltraShort MSCI Emerging Markets	0.95%
UltraShort MSCI EAFE	0.95%
UltraShort Nasdaq Biotechnology	0.95%
UltraShort FTSE China 50	0.95%
UltraShort 7-10 Year Treasury	0.95%
UltraShort 20+ Year Treasury	0.95%
UltraShort FTSE Europe	0.95%
UltraShort MSCI Brazil Capped	0.95%
UltraPro S&P500®	0.95%
UltraPro QQQ®	0.95%
UltraPro Dow30SM	0.95%
UltraPro Russell2000	0.95%
UltraPro MidCap400	0.95%
UltraPro Communication Services Select Sector	0.95%
UltraPro Financial Select Sector	0.95%
UltraPro Short S&P500®	0.95%
UltraPro Short QQQ®	0.95%
UltraPro Short Dow30SM	0.95%
UltraPro Short Russell2000	0.95%
UltraPro Short MidCap400	0.95%
UltraPro Short 20+ Year Treasury	0.95%
UltraPro Short Communication Services Select Sector	0.95%
UltraPro Short Financial Select Sector	0.95%
UltraPro Nasdaq Biotechnology	0.95%
UltraPro Short Nasdaq Biotechnology	0.95%
RAFI® Long/Short	0.95%
Hedge Replication ETF	0.95%
Morningstar Alternatives Solution ETF	0.95%
Merger ETF	0.75%
Global Listed Private Equity ETF	0.60%
Short Term USD Emerging Markets Bond ETF	0.50%
Inflation Expectations ETF	0.30%

Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

All Unitary Fee Funds

Investment Advisory and Management Agreement. ProShare Advisors serves as the investment advisor to the Unitary Fee Funds pursuant to an investment advisory and management agreement dated June 23, 2015 (the “Advisory and Management Agreement”). The principal offices of ProShare Advisors are located at 7501 Wisconsin Avenue Suite 1000E, Bethesda, MD 20814. ProShare Advisors manages the investment and reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services.

In addition, ProShare Advisors is responsible for substantially all expenses of the Unitary Fee Funds except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expense related to the provision of securities lending services; and (x) the fee payable to ProShare Advisors. The internal expenses of pooled investment vehicles in which a Unitary Fee Fund may invest (e.g., acquired fund fees and expenses) are not expenses of such Unitary Fee Fund, and are not paid by ProShare Advisors. The payment or assumption by ProShare Advisors of any expenses of a Unitary Fee Fund that ProShare Advisors is not required by the investment advisory and management agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of such Unitary Fee Fund, on any subsequent occasion.

The Advisory and Management Agreement may be terminated with respect to a Unitary Fee Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice.

Investment Advisory and Management Fees. Each Unitary Fee Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets as set forth below for the investment advisory and management services ProShare Advisors provides that Fund.

Name of Fund	Investment Advisory and Management Fee
Managed Futures Strategy ETF	0.75%
K-1 Free Crude Oil Strategy ETF	0.65%
Decline of the Retail Store ETF	0.65%
Long Online/Short Stores ETF	0.65%
MSCI Emerging Markets Dividend Growers ETF	0.60%
Online Retail ETF	0.58%
MSCI Europe Dividend Growers ETF	0.55%
MSCI EAFE Dividend Growers ETF	0.50%
Pet Care ETF	0.50%
High Yield—Interest Rate Hedged	0.50%
Large Cap Core Plus	0.45%
DJ Brookfield Global Infrastructure ETF	0.45%
S&P MidCap 400 Dividend Aristocrats ETF	0.40%
Russell 2000 Dividend Growers ETF	0.40%
S&P 500® Dividend Aristocrats ETF	0.35%
Equities for Rising Rates ETF	0.35%
Investment Grade—Interest Rate Hedged	0.30%
S&P 500® Ex-Energy ETF	0.27%
S&P 500® Ex-Financials ETF	0.27%
S&P 500® Ex-Health Care ETF	0.27%
S&P 500® Ex-Technology ETF	0.27%
S&P 500® Bond ETF	0.15%

All Funds

ProShare Advisors, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of the Funds’ Shares. In this regard, ProShare Advisors or an affiliate of ProShare Advisors, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

ProShare Advisors has separate arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. and Raymond James Financial Services, Inc. (the “Firms”). Pursuant to the arrangements with the Firms, the Firms agreed to promote certain ProShares ETFs to each Firm’s customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by ProShare Advisors from its own resources and not from the assets of the Funds.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement or Investment Advisory and Management Agreement, as applicable, of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders.

Fees Paid under the Advisory Agreement and the Advisory and Management Agreement

The investment advisory fees or investment advisory and management fees, as applicable, paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2017, May 31, 2018, and May 31, 2019 for each Fund that was operational as of each date are set forth below.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2019	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2019
Crude Oil Strategy ETF	$168,224	($0)
Decline of the Retail Store ETF	$47,976	($0)
DJ Brookfield Global Infrastructure ETF	$282,411	($0)
Equities for Rising Rates ETF	$30,486	($0)
Global Listed Private Equity ETF	$97,557	($97,557)
Hedge Replication ETF	$315,214	($245,258)
High Yield—Interest Rate Hedged	$799,787	($0)
Inflation Expectations ETF	$63,841	($63,841)
Investment Grade—Interest Rate Hedged	$1,353,578	($0)
Large Cap Core Plus	$3,612,026	($0)
Long Online/Short Stores ETF	$343,681	($0)
Managed Futures Strategy ETF	$25,079	($0)
Merger ETF	$37,743	($37,743)
Morningstar Alternatives Solution ETF	$5,155	($5,155)
MSCI EAFE Dividend Growers ETF	$564,164	($0)
MSCI Emerging Markets Dividend Growers ETF	$125,590	($0)
MSCI Europe Dividend Growers ETF	$57,829	($0)
Online Retail ETF[1]	$118,737	($0)
Pet Care ETF[2]	$67,023	($0)
RAFI® Long/Short	$78,710	($78,710)
Russell 2000 Dividend Growers ETF	$1,965,818	($0)
S&P 500® Bond ETF	$44,395	($0)
S&P 500® Dividend Aristocrats ETF	$13,737,023	($0)
S&P 500® Ex-Energy ETF	$19,033	($0)
S&P 500® Ex-Financials ETF	$4,216	($0)
S&P 500® Ex-Health Care ETF	$3,899	($0)
S&P 500® Ex-Technology ETF	$7,569	($0)
S&P MidCap 400 Dividend Aristocrats ETF	$1,845,823	($0)
Short 7-10 Year Treasury	$444,911	($51,924)
Short 20+ Year Treasury	$3,612,462	($0)
Short Basic Materials	$10,009	($10,009)
Short Dow30SM	$1,715,962	($60,880)
Short Financials	$149,721	($64,708)
Short FTSE China 50	$47,591	($47,591)
Short High Yield	$955,654	($60,524)
Short MidCap400	$109,329	($63,036)
Short MSCI EAFE	$278,891	($61,990)
Short MSCI Emerging Markets	$1,157,472	($56,762)
Short Oil & Gas	$13,105	($13,105)
Short QQQ®	$3,278,935	($263,353)
Short Real Estate	$66,705	($66,383)
Short Russell2000	$2,023,236	($185,659)
Short S&P500®	$12,102,099	($0)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2019	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2019
Short SmallCap600	$30,224	($30,224)
Short Term USD Emerging Markets Bond ETF	$38,364	($38,364)
Ultra 7-10 Year Treasury	$282,726	($86,377)
Ultra 20+ Year Treasury	$217,766	($89,025)
Ultra Basic Materials	$363,625	($100,559)
Ultra Communication Services Select Sector[3]	$12,445	($12,445)
Ultra Consumer Goods	$56,002	($56,002)
Ultra Consumer Services	$190,452	($101,721)
Ultra Dow30SM	$2,933,309	($72,956)
Ultra Financials	$6,058,243	($24,946)
Ultra FTSE China 50	$245,981	($77,421)
Ultra FTSE Europe	$58,964	($58,964)
Ultra Health Care	$960,187	($126,665)
Ultra High Yield	$24,563	($24,563)
Ultra Industrials	$159,348	($102,479)
Ultra MidCap400	$1,047,888	($126,203)
Ultra MSCI Brazil Capped	$66,149	($66,149)
Ultra MSCI EAFE	$62,761	($62,761)
Ultra MSCI Emerging Markets	$264,959	($62,819)
Ultra MSCI Japan	$55,800	($55,800)
Ultra Nasdaq Biotechnology	$2,276,864	($342,737)
Ultra Oil & Gas	$759,122	($124,414)
Ultra QQQ®	$13,895,795	($708,003)
Ultra Real Estate	$1,013,511	($115,021)
Ultra Russell2000	$1,533,111	($604,558)
Ultra S&P500®	$18,254,990	($0)
Ultra Semiconductors	$424,926	($102,027)
Ultra SmallCap600	$219,158	($117,000)
Ultra Technology	$2,579,931	($123,972)
Ultra Telecommunications	$11,195	($11,195)
Ultra Utilities	$107,478	($100,477)
UltraPro Communication Services Select Sector[3]	$13,020	($13,020)
UltraPro Dow30SM	$3,821,826	($72,207)
UltraPro Financial Select Sector	$291,037	($108,494)
UltraPro MidCap400	$227,789	($112,644)
UltraPro Nasdaq Biotechnology	$239,339	($129,482)
UltraPro QQQ®	$28,805,514	($1,281,442)
UltraPro Russell2000	$958,499	($779,016)
UltraPro S&P500®	$10,170,422	($0)
UltraPro Short 20+ Year Treasury	$533,829	($36,882)
UltraPro Short Communication Services Select Sector[3]	$9,263	($9,263)
UltraPro Short Dow30SM	$1,497,307	($68,813)
UltraPro Short Financial Select Sector	$8,860	($8,860)
UltraPro Short MidCap400	$16,381	($16,381)
UltraPro Short Nasdaq Biotechnology	$29,621	($29,621)
UltraPro Short QQQ®	$5,888,634	($410,359)
UltraPro Short Russell2000	$456,935	($96,399)
UltraPro Short S&P500®	$3,630,225	($0)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2019	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2019
UltraShort 7-10 Year Treasury	$816,454	($21,761)
UltraShort 20+ Year Treasury	$10,618,298	($0)
UltraShort Basic Materials	$42,960	($42,960)
UltraShort Communication Services Select Sector[3]	$9,909	($9,909)
UltraShort Consumer Goods	$17,914	($17,914)
UltraShort Consumer Services	$8,263	($8,263)
UltraShort Dow30SM	$1,055,969	($78,738)
UltraShort Financials	$202,714	($67,664)
UltraShort FTSE China 50	$248,554	($81,920)
UltraShort FTSE Europe	$134,000	($63,818)
UltraShort Health Care	$12,547	($12,547)
UltraShort Industrials	$20,696	($20,696)
UltraShort MidCap400	$26,997	($26,997)
UltraShort MSCI Brazil Capped	$235,144	($59,928)
UltraShort MSCI EAFE	$26,042	($26,042)
UltraShort MSCI Emerging Markets	$156,010	($64,927)
UltraShort MSCI Japan	$46,917	($46,917)
UltraShort Nasdaq Biotechnology	$214,565	($74,103)
UltraShort Oil & Gas	$135,247	($65,310)
UltraShort QQQ®	$2,211,388	($221,515)
UltraShort Real Estate	$163,122	($79,720)
UltraShort Russell2000	$649,685	($115,315)
UltraShort S&P500®	$6,774,729	($0)
UltraShort Semiconductors	$34,004	($34,004)
UltraShort SmallCap600	$20,994	($20,994)
UltraShort Technology	$29,746	($29,746)
UltraShort Utilities	$33,835	($33,835)

[1]	Period from July 31, 2018, commencement of operations, through May 31, 2019.
[2]	Period from November 5, 2018, commencement of operations, through May 31, 2019.
[3]	Period from January 15, 2019, commencement of operations, through May 31, 2019.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2018	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2018
Crude Oil Strategy ETF	$37,710	($0)
Decline of the Retail Store ETF[1]	$71,849	($0)
DJ Brookfield Global Infrastructure ETF	$174,635	($0)
Equities for Rising Rates ETF[2]	$46,715	($0)
Global Listed Private Equity ETF	$50,723	($50,273)
Hedge Replication ETF	$302,354	($302,354)
High Yield—Interest Rate Hedged	$781,736	($0)
Inflation Expectations ETF	$131,997	($131,997)
Investment Grade—Interest Rate Hedged	$1,309,702	($0)
Large Cap Core Plus	$3,183,921	($0)
Long Online/Short Stores ETF[1]	$129,151	($0)
Managed Futures Strategy ETF	$32,968	($0)
Merger ETF	$31,152	($31,152)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2018	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2018
Morningstar Alternatives Solution ETF	$8,461	($8,461)
MSCI EAFE Dividend Growers ETF	$472,964	($0)
MSCI Emerging Markets Dividend Growers ETF	$93,065	($0)
MSCI Europe Dividend Growers ETF	$48,307	($0)
RAFI® Long/Short	$138,001	($138,001)
Russell 2000 Dividend Growers ETF	$1,724,154	($0)
S&P 500® Bond ETF[3]	$3,040	($0)
S&P 500® Dividend Aristocrats ETF	$11,609,218	($0)
S&P 500® Ex-Energy ETF	$18,337	($0)
S&P 500® Ex-Financials ETF	$3,596	($0)
S&P 500® Ex-Health Care ETF	$3,695	($0)
S&P 500® Ex-Technology ETF	$5,381	($0)
S&P MidCap 400 Dividend Aristocrats ETF	$1,665,924	($0)
Short 7-10 Year Treasury	$300,986	($38,360)
Short 20+ Year Treasury	$4,682,664	($0)
Short Basic Materials	$13,922	($13,922)
Short Dow30SM	$1,908,137	($56,994)
Short Financials	$162,487	($57,493)
Short FTSE China 50	$45,846	($45,846)
Short High Yield	$984,687	($52,526)
Short MidCap400	$96,431	($58,153)
Short MSCI EAFE	$155,435	($55,726)
Short MSCI Emerging Markets	$1,049,940	($38,730)
Short Oil & Gas	$21,913	($21,913)
Short QQQ®	$2,549,668	($217,058)
Short Real Estate	$101,740	($59,700)
Short Russell2000	$2,313,315	($209,116)
Short S&P500®	$12,194,253	($0)
Short SmallCap600	$61,284	($59,454)
Short Term USD Emerging Markets Bond ETF	$52,590	($52,590)
Ultra 7-10 Year Treasury	$299,265	($69,108)
Ultra 20+ Year Treasury	$285,539	($70,940)
Ultra Basic Materials	$475,969	($99,137)
Ultra Consumer Goods	$103,273	($103,273)
Ultra Consumer Services	$161,151	($111,919)
Ultra Dow30SM	$3,059,210	($44,617)
Ultra Financials	$6,751,554	($0)
Ultra FTSE China 50	$398,895	($87,650)
Ultra FTSE Europe	$100,487	($56,548)
Ultra Health Care	$776,985	($117,296)
Ultra High Yield	$24,390	($24,390)
Ultra Industrials	$195,919	($118,024)
Ultra MidCap400	$1,057,706	($105,103)
Ultra MSCI Brazil Capped	$136,135	($56,552)
Ultra MSCI EAFE	$110,946	($58,697)
Ultra MSCI Emerging Markets	$370,341	($53,258)
Ultra MSCI Japan	$93,077	($57,892)
Ultra Nasdaq Biotechnology	$3,174,381	($362,519)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2018	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2018
Ultra Oil & Gas	$955,474	($110,342)
Ultra QQQ®	$11,193,086	($582,066)
Ultra Real Estate	$1,178,303	($122,128)
Ultra Russell2000	$1,417,690	($789,464)
Ultra S&P500®	$16,192,676	($0)
Ultra Semiconductors	$498,155	($92,791)
Ultra SmallCap600	$194,717	($150,396)
Ultra Technology	$2,058,566	($134,671)
Ultra Telecommunications	$24,214	($24,214)
Ultra Utilities	$123,050	($92,439)
UltraPro Dow30SM	$2,965,462	($40,972)
UltraPro Financial Select Sector	$308,082	($102,667)
UltraPro MidCap400	$278,978	($121,410)
UltraPro Nasdaq Biotechnology	$323,456	($138,906)
UltraPro QQQ®	$19,187,748	($844,285)
UltraPro Russell2000	$990,863	($762,761)
UltraPro S&P500®	$8,903,759	($0)
UltraPro Short 20+ Year Treasury	$637,568	($24,578)
UltraPro Short Dow30SM	$1,301,880	($86,754)
UltraPro Short Financial Select Sector	$9,338	($9,338)
UltraPro Short MidCap400	$19,708	($19,708)
UltraPro Short Nasdaq Biotechnology	$38,032	($38,032)
UltraPro Short QQQ®	$3,946,123	($296,309)
UltraPro Short Russell2000	$611,331	($115,951)
UltraPro Short S&P500®	$4,324,870	($0)
UltraShort 7-10 Year Treasury	$1,013,343	($454)
UltraShort 20+ Year Treasury	$15,607,550	($0)
UltraShort Basic Materials	$44,447	($44,447)
UltraShort Consumer Goods	$16,571	($16,571)
UltraShort Consumer Services	$12,048	($12,048)
UltraShort Dow30SM	$1,344,328	($77,074)
UltraShort Financials	$266,928	($62,743)
UltraShort FTSE China 50	$237,307	($79,560)
UltraShort FTSE Europe	$190,771	($56,475)
UltraShort Health Care	$8,614	($8,614)
UltraShort Industrials	$20,836	($20,836)
UltraShort MidCap400	$33,190	($33,190)
UltraShort MSCI Brazil Capped	$186,228	($56,725)
UltraShort MSCI EAFE	$22,441	($22,441)
UltraShort MSCI Emerging Markets	$193,266	($58,505)
UltraShort MSCI Japan	$63,003	($59,741)
UltraShort Nasdaq Biotechnology	$303,838	($67,701)
UltraShort Oil & Gas	$185,012	($57,820)
UltraShort QQQ®	$2,280,225	($220,924)
UltraShort Real Estate	$225,669	($68,820)
UltraShort Russell2000	$982,223	($139,767)
UltraShort S&P500®	$8,394,856	($0)
UltraShort Semiconductors	$26,663	($26,663)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2018	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2018
UltraShort SmallCap600	$19,464	($19,464)
UltraShort Technology	$24,454	($24,454)
UltraShort Utilities	$54,882	($54,882)

[1]	Period from November 14, 2017, commencement of operations, through May 31, 2018.
[2]	Period from July 24, 2017, commencement of operations, through May 31, 2018.
[3]	Period from May 1, 2018, commencement of operations, through May 31, 2018.

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2017	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2017
Crude Oil Strategy ETF[1]	$20,846	($0)
DJ Brookfield Global Infrastructure ETF	$155,420	($116,213)
Global Listed Private Equity ETF	$55,130	($140,288)
Hedge Replication ETF	$259,809	($307,363)
High Yield—Interest Rate Hedged	$520,063	($108,059)
Inflation Expectations ETF	$140,672	($227,555)
Investment Grade—Interest Rate Hedged	$507,284	($129,489)
Large Cap Core Plus	$2,971,354	($1,260,673)
Managed Futures Strategy ETF	$33,890	($0)
Merger ETF	$34,717	($141,915)
Morningstar Alternatives Solution ETF	$13,452	($114,740)
MSCI EAFE Dividend Growers ETF	$190,989	($80,087)
MSCI Emerging Markets Dividend Growers ETF	$45,448	($38,368)
MSCI Europe Dividend Growers ETF	$36,794	($29,508)
RAFI® Long/Short	$299,398	($199,413)
Russell 2000 Dividend Growers ETF	$1,058,973	($139,263)
S&P 500® Dividend Aristocrats ETF	$9,013,356	($1,534,897)
S&P 500® Ex-Energy ETF	$22,613	($0)
S&P 500® Ex-Financials ETF	$4,496	($0)
S&P 500® Ex-Health Care ETF	$4,550	($0)
S&P 500® Ex-Technology ETF	$5,305	($0)
S&P MidCap 400 Dividend Aristocrats ETF	$1,078,725	($137,041)
Short 7-10 Year Treasury	$240,151	($50,348)
Short 20+ Year Treasury	$5,329,658	($0)
Short Basic Materials	$32,955	($75,540)
Short Dow30SM	$2,254,572	($81,759)
Short Financials	$242,458	($65,869)
Short FTSE China 50	$80,871	($71,901)
Short High Yield	$1,210,609	($62,102)
Short MidCap400	$162,368	($59,090)
Short MSCI EAFE	$514,521	($77,935)
Short MSCI Emerging Markets	$1,627,297	($65,333)
Short Oil & Gas	$38,619	($70,386)
Short QQQ®	$2,521,271	($259,476)
Short Real Estate	$142,294	($66,666)
Short Russell2000	$2,967,754	($277,829)
Short S&P500®	$17,040,372	($0)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2017	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2017
Short SmallCap600	$103,977	($60,876)
Short Term USD Emerging Markets Bond ETF	$37,934	($121,187)
Ultra 7-10 Year Treasury	$356,210	($82,389)
Ultra 20+ Year Treasury	$383,001	($89,075)
Ultra Basic Materials	$419,794	($96,766)
Ultra Consumer Goods	$99,603	($108,006)
Ultra Consumer Services	$160,686	($106,398)
Ultra Dow30SM	$1,997,562	($84,007)
Ultra Financials	$5,552,809	($26,564)
Ultra FTSE China 50	$238,023	($73,827)
Ultra FTSE Europe	$75,827	($63,589)
Ultra Health Care	$602,805	($108,967)
Ultra High Yield	$17,094	($148,678)
Ultra Industrials	$148,017	($110,073)
Ultra MidCap400	$1,035,665	($99,369)
Ultra MSCI Brazil Capped	$170,889	($62,848)
Ultra MSCI EAFE	$192,786	($61,740)
Ultra MSCI Emerging Markets	$193,005	($62,544)
Ultra MSCI Japan	$81,944	($62,707)
Ultra Nasdaq Biotechnology	$3,218,866	($397,855)
Ultra Oil & Gas	$1,151,116	($133,943)
Ultra QQQ®	$7,123,516	($494,368)
Ultra Real Estate	$1,467,725	($110,253)
Ultra Russell2000	$1,373,072	($624,307)
Ultra S&P500®	$12,292,782	($0)
Ultra Semiconductors	$230,400	($92,833)
Ultra SmallCap600	$170,418	($120,454)
Ultra Technology	$967,167	($112,221)
Ultra Telecommunications	$55,019	($102,589)
Ultra Utilities	$111,668	($104,331)
UltraPro Dow30SM	$1,176,893	($107,650)
UltraPro Financial Select Sector	$119,082	($126,422)
UltraPro MidCap400	$238,228	($99,370)
UltraPro Nasdaq Biotechnology	$293,429	($146,810)
UltraPro QQQ®	$8,583,348	($563,995)
UltraPro Russell2000	$839,315	($710,485)
UltraPro S&P500®	$5,509,948	($0)
UltraPro Short 20+ Year Treasury	$627,378	($36,801)
UltraPro Short Dow30SM	$1,651,515	($44,929)
UltraPro Short Financial Select Sector	$14,767	($79,485)
UltraPro Short MidCap400	$28,914	($70,032)
UltraPro Short Nasdaq Biotechnology	$56,953	($62,176)
UltraPro Short QQQ®	$4,320,977	($362,186)
UltraPro Short Russell2000	$741,568	($110,180)
UltraPro Short S&P500®	$5,871,388	($0)
UltraShort 7-10 Year Treasury	$1,040,297	($23,921)
UltraShort 20+ Year Treasury	$15,640,697	($0)
UltraShort Basic Materials	$72,624	($72,503)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2017	Reimbursements and Waivers by ProShare Advisors during the Fiscal Year Ended May 31, 2017
UltraShort Consumer Goods	$19,707	($71,541)
UltraShort Consumer Services	$16,506	($72,515)
UltraShort Dow30SM	$1,770,380	($81,584)
UltraShort Financials	$370,835	($73,353)
UltraShort FTSE China 50	$375,572	($99,838)
UltraShort FTSE Europe	$347,020	($65,694)
UltraShort Health Care	$20,790	($70,456)
UltraShort Industrials	$27,896	($69,273)
UltraShort MidCap400	$53,218	($69,346)
UltraShort MSCI Brazil Capped	$299,501	($67,725)
UltraShort MSCI EAFE	$43,387	($67,232)
UltraShort MSCI Emerging Markets	$307,005	($70,183)
UltraShort MSCI Japan	$92,624	($64,956)
UltraShort Nasdaq Biotechnology	$468,152	($100,241)
UltraShort Oil & Gas	$317,252	($67,901)
UltraShort QQQ®	$2,620,062	($266,388)
UltraShort Real Estate	$263,132	($84,725)
UltraShort Russell2000	$1,261,597	($161,124)
UltraShort S&P500®	$13,778,263	($0)
UltraShort Semiconductors	$37,505	($68,808)
UltraShort SmallCap600	$22,482	($68,203)
UltraShort Technology	$29,191	($71,348)
UltraShort Utilities	$65,494	($67,365)

[1]	Period from September 26, 2016, commencement of operations, through May 31, 2017.

During the fiscal year ended May 31, 2018, ProShare Advisors recouped $65,765 and $54,723 from Ultra Financials Fund and UltraPro S&P500® Fund, respectively, pursuant to an Investment Advisory Agreement and the Expense Limitation Agreement between ProShare Advisors and the Trust, on behalf of each Fund. During the fiscal year ended May 31, 2017, ProShare Advisors recouped $161,605 from UltraPro S&P 500® Fund pursuant to an Investment Advisory Agreement and the Expense Limitation Agreement between ProShare Advisors and the Trust, on behalf of the Fund.

Management Services Agreement (Not applicable to the Unitary Fee Funds)

Pursuant to a separate Management Services Agreement, ProShares Advisors performs certain administrative services on behalf of the Funds. Such services include negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds’ service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary. The Management Agreement may be terminated at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for each of the Funds.

ProShare Advisors has contractually agreed to waive its management services fee for the Morningstar Alternatives Solution ETF through at least October 31, 2019. Prior to this date, ProShare Advisors may not terminate the arrangement without the approval of the Board.

For the three most recent fiscal years, each Fund that was operational for the period indicated paid ProShare Advisors a management services fee set forth below.

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2019	Management Services Fees Waived during the Fiscal Year Ended May 31, 2019
Global Listed Private Equity ETF	$19,511	($19,511)
Hedge Replication ETF	$42,028	($0)
Inflation Expectations ETF	$11,607	($11,607)
Merger ETF	$5,032	($5,032)
Morningstar Alternatives Solution ETF	$7,364	($7,364)
RAFI® Long/Short	$10,495	($10,495)
S&P MidCap 400 Dividend Aristocrats ETF	$0	($0)
Short 7-10 Year Treasury	$59,231	($0)
Short 20+ Year Treasury	$481,658	($0)
Short Basic Materials	$1,335	($1,335)
Short Dow30SM	$228,793	($0)
Short Financials	$19,963	($0)
Short FTSE China 50	$6,345	($6,345)
Short High Yield	$127,419	($0)
Short MidCap400	$14,577	($0)
Short MSCI EAFE	$37,185	($0)
Short MSCI Emerging Markets	$154,329	($0)
Short Oil & Gas	$1,747	($1,747)
Short QQQ®	$437,188	($0)
Short Real Estate	$8,894	($0)
Short Russell2000	$269,763	($0)
Short S&P500®	$1,613,601	($0)
Short SmallCap600	$4,030	($4,030)
Short Term USD Emerging Markets Bond ETF	$7,673	($7,673)
Ultra 7-10 Year Treasury	$37,697	($0)
Ultra 20+ Year Treasury	$29,035	($0)
Ultra Basic Materials	$48,483	($0)
Ultra Communication Services Select Sector[1]	$1,659	($1,659)
Ultra Consumer Goods	$7,467	($7,467)
Ultra Consumer Services	$25,393	($0)
Ultra Dow30SM	$391,105	($0)
Ultra Financials	$807,760	($0)
Ultra FTSE China 50	$32,797	($0)
Ultra FTSE Europe	$7,862	($5,385)
Ultra Health Care	$128,024	($0)
Ultra High Yield	$3,275	($3,275)
Ultra Industrials	$21,246	($0)
Ultra MidCap400	$139,717	($0)
Ultra MSCI Brazil Capped	$8,820	($364)
Ultra MSCI EAFE	$8,368	($1,932)
Ultra MSCI Emerging Markets	$35,328	($0)
Ultra MSCI Japan	$7,440	($7,440)
Ultra Nasdaq Biotechnology	$303,579	($0)
Ultra Oil & Gas	$101,216	($0)
Ultra QQQ®	$1,852,759	($0)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2019	Management Services Fees Waived during the Fiscal Year Ended May 31, 2019
Ultra Real Estate	$135,134	($0)
Ultra Russell2000	$204,413	($0)
Ultra S&P500®	$2,433,981	($0)
Ultra Semiconductors	$56,656	($0)
Ultra SmallCap600	$29,221	($0)
Ultra Technology	$343,988	($0)
Ultra Telecommunications	$1,493	($1,493)
Ultra Utilities	$14,273	($0)
UltraPro Communication Services Select Sector[1]	$1,736	($1,736)
UltraPro Dow30SM	$509,573	($0)
UltraPro Financial Select Sector	$38,805	($0)
UltraPro MidCap400	$30,372	($0)
UltraPro Nasdaq Biotechnology	$31,912	($0)
UltraPro QQQ®	$3,845,772	($0)
UltraPro Russell2000	$127,799	($0)
UltraPro S&P500®	$1,356,046	($0)
UltraPro Short 20+ Year Treasury	$71,177	($0)
UltraPro Short Communication Services Select Sector[1]	$1,235	($1,235)
UltraPro Short Dow30SM`	$199,640	($0)
UltraPro Short Financial Select Sector	$1,181	($1,181)
UltraPro Short MidCap400	$2,184	($2,184)
UltraPro Short Nasdaq Biotechnology	$3,949	($3,949)
UltraPro Short QQQ®	$785,145	($0)
UltraPro Short Russell2000	$60,924	($0)
UltraPro Short S&P500®	$484,027	($0)
UltraShort 7-10 Year Treasury	$108,860	($0)
UltraShort 20+ Year Treasury	$1,415,763	($0)
UltraShort Basic Materials	$5,728	($5,728)
UltraShort Communication Services Select Sector[3]	$1,321	($1,321)
UltraShort Consumer Goods	$2,388	($2,388)
UltraShort Consumer Services	$1,102	($1,102)
UltraShort Dow30SM	$140,795	($0)
UltraShort Financials	$27,028	($0)
UltraShort FTSE China 50	$33,140	($0)
UltraShort FTSE Europe	$17,867	($0)
UltraShort Health Care	$1,673	($1,673)
UltraShort Industrials	$2,760	($2,760)
UltraShort MidCap400	$3,600	($3,600)
UltraShort MSCI Brazil Capped	$31,352	($0)
UltraShort MSCI EAFE	$3,472	($3,472)
UltraShort MSCI Emerging Markets	$20,801	($0)
UltraShort MSCI Japan	$6,255	($6,255)
UltraShort Nasdaq Biotechnology	$28,609	($0)
UltraShort Oil & Gas	$18,033	($0)
UltraShort QQQ®	$294,850	($0)
UltraShort Real Estate	$21,749	($0)
UltraShort Russell2000	$86,624	($0)
UltraShort S&P500®	$903,291	($0)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2019	Management Services Fees Waived during the Fiscal Year Ended May 31, 2019
UltraShort Semiconductors	$4,534	($4,534)
UltraShort SmallCap600	$2,799	($2,799)
UltraShort Technology	$3,966	($3,966)
UltraShort Utilities	$4,511	($4,511)

[1]	Period from January 15, 2019, commencement of operations, through May 31, 2019.

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2018	Management Services Fees Waived during the Fiscal Year Ended May 31, 2018
Global Listed Private Equity ETF	$10,145	($10,145)
Hedge Replication ETF	$40,134	($33,206)
Inflation Expectations ETF	$23,999	($23,999)
Merger ETF	$4,154	($4,154)
Morningstar Alternatives Solution ETF	$12,088	($12,088)
RAFI® Long/Short	$18,400	($18,400)
Short 7-10 Year Treasury	$40,131	($0)
Short 20+ Year Treasury	$624,351	($0)
Short Basic Materials	$1,856	($1,856)
Short Dow30SM	$254,416	($0)
Short Financials	$21,665	($0)
Short FTSE China 50	$6,113	($6,113)
Short High Yield	$131,291	($0)
Short MidCap400	$12,857	($0)
Short MSCI EAFE	$20,725	($0)
Short MSCI Emerging Markets	$139,991	($0)
Short Oil & Gas	$2,922	($2,922)
Short QQQ®	$339,953	($0)
Short Real Estate	$13,565	($0)
Short Russell2000	$308,440	($0)
Short S&P500®	$1,625,888	($0)
Short SmallCap600	$8,171	($0)
Short Term USD Emerging Markets Bond ETF	$10,518	($10,518)
Ultra 7-10 Year Treasury	$39,902	($0)
Ultra 20+ Year Treasury	$38,072	($0)
Ultra Basic Materials	$63,462	($0)
Ultra Consumer Goods	$13,770	($1,076)
Ultra Consumer Services	$21,487	($0)
Ultra Dow30SM	$407,892	($0)
Ultra Financials	$899,606	($0)
Ultra FTSE China 50	$53,186	($0)
Ultra FTSE Europe	$13,398	($0)
Ultra Health Care	$103,597	($0)
Ultra High Yield	$3,252	($3,252)
Ultra Industrials	$26,122	($0)
Ultra MidCap400	$141,026	($0)
Ultra MSCI Brazil Capped	$18,151	($0)
Ultra MSCI EAFE	$14,793	($0)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2018	Management Services Fees Waived during the Fiscal Year Ended May 31, 2018
Ultra MSCI Emerging Markets	$49,378	($0)
Ultra MSCI Japan	$12,410	($0)
Ultra Nasdaq Biotechnology	$423,248	($0)
Ultra Oil & Gas	$127,396	($0)
Ultra QQQ®	$1,492,401	($0)
Ultra Real Estate	$157,106	($0)
Ultra Russell2000	$189,024	($0)
Ultra S&P500®	$2,159,008	($0)
Ultra Semiconductors	$66,420	($0)
Ultra SmallCap600	$25,962	($0)
Ultra Technology	$274,473	($0)
Ultra Telecommunications	$3,228	($3,228)
Ultra Utilities	$16,407	($0)
UltraPro Dow30SM	$395,392	($0)
UltraPro Financial Select Sector	$41,077	($0)
UltraPro MidCap400	$37,197	($0)
UltraPro Nasdaq Biotechnology	$43,127	($0)
UltraPro QQQ®	$2,558,348	($0)
UltraPro Russell2000	$132,114	($0)
UltraPro S&P500®	$1,187,159	($0)
UltraPro Short 20+ Year Treasury	$85,008	($0)
UltraPro Short Dow30SM`	$173,583	($0)
UltraPro Short Financial Select Sector	$1,245	($1,245)
UltraPro Short MidCap400	$2,628	($2,628)
UltraPro Short Nasdaq Biotechnology	$5,071	($5,071)
UltraPro Short QQQ®	$526,146	($0)
UltraPro Short Russell2000	$81,510	($0)
UltraPro Short S&P500®	$576,645	($0)
UltraShort 7-10 Year Treasury	$135,111	($0)
UltraShort 20+ Year Treasury	$2,080,991	($0)
UltraShort Basic Materials	$5,926	($5,926)
UltraShort Consumer Goods	$2,209	($2,209)
UltraShort Consumer Services	$1,607	($1,607)
UltraShort Dow30SM	$179,242	($0)
UltraShort Financials	$35,590	($0)
UltraShort FTSE China 50	$31,641	($0)
UltraShort FTSE Europe	$25,436	($0)
UltraShort Health Care	$1,149	($1,149)
UltraShort Industrials	$2,778	($2,778)
UltraShort MidCap400	$4,425	($4,425)
UltraShort MSCI Brazil Capped	$24,830	($0)
UltraShort MSCI EAFE	$2,992	($2,992)
UltraShort MSCI Emerging Markets	$25,769	($0)
UltraShort MSCI Japan	$8,400	($0)
UltraShort Nasdaq Biotechnology	$40,511	($0)
UltraShort Oil & Gas	$24,668	($0)
UltraShort QQQ®	$304,028	($0)
UltraShort Real Estate	$30,089	($0)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2018	Management Services Fees Waived during the Fiscal Year Ended May 31, 2018
UltraShort Russell2000	$130,962	($0)
UltraShort S&P500®	$1,119,306	($0)
UltraShort Semiconductors	$3,555	($3,555)
UltraShort SmallCap600	$2,595	($2,595)
UltraShort Technology	$3,261	($3,261)
UltraShort Utilities	$7,318	($5,604)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2017	Management Services Fees Waived during the Fiscal Year Ended May 31, 2017
DJ Brookfield Global Infrastructure ETF	$18,074	($0)
Global Listed Private Equity ETF	$11,026	($11,026)
Hedge Replication ETF	$34,641	($34,461)
High Yield—Interest Rate Hedged	$29,781	($0)
Inflation Expectations ETF	$25,576	($25,576)
Investment Grade—Interest Rate Hedged	$39,782	($0)
Large Cap Core Plus	$249,409	($0)
Merger ETF	$4,629	($4.629)
Morningstar Alternatives Solution ETF	$19,217	($19,217)
MSCI EAFE Dividend Growers ETF	$11,143	($0)
MSCI Emerging Markets Dividend Growers ETF	$2,059	($0)
MSCI Europe Dividend Growers ETF	$2,557	($0)
RAFI® Long/Short	$39,919	($0)
Russell 2000 Dividend Growers ETF	$40,805	($0)
S&P 500® Dividend Aristocrats ETF	$758,283	($0)
S&P MidCap 400 Dividend Aristocrats ETF	$45,054	($0)
Short 7-10 Year Treasury	$32,020	($0)
Short 20+ Year Treasury	$710,613	($0)
Short Basic Materials	$4,394	($4,394)
Short Dow30SM	$300,606	($0)
Short Financials	$32,327	($0)
Short FTSE China 50	$10,783	($0)
Short High Yield	$161,413	($0)
Short MidCap400	$21,649	($0)
Short MSCI EAFE	$68,602	($0)
Short MSCI Emerging Markets	$216,970	($0)
Short Oil & Gas	$5,149	($5,149)
Short QQQ®	$336,165	($0)
Short Real Estate	$18,972	($0)
Short Russell2000	$395,696	($0)
Short S&P500®	$2,272,022	($0)
Short SmallCap600	$13,863	($0)
Short Term USD Emerging Markets Bond ETF	$7,587	($7,587)
Ultra 7-10 Year Treasury	$47,494	($0)
Ultra 20+ Year Treasury	$51,066	($0)
Ultra Basic Materials	$55,972	($0)
Ultra Consumer Goods	$13,280	($8,403)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2017	Management Services Fees Waived during the Fiscal Year Ended May 31, 2017
Ultra Consumer Services	$21,425	($0)
Ultra Dow30SM	$265,822	($0)
Ultra Financials	$738,659	($0)
Ultra FTSE China 50	$31,736	($0)
Ultra FTSE Europe	$10,110	($0)
Ultra Health Care	$80,373	($0)
Ultra High Yield	$2,279	($2,279)
Ultra Industrials	$19,735	($0)
Ultra MidCap400	$137,779	($0)
Ultra MSCI Brazil Capped	$22,785	($0)
Ultra MSCI EAFE	$25,705	($0)
Ultra MSCI Emerging Markets	$25,734	($0)
Ultra MSCI Japan	$10,926	($0)
Ultra Nasdaq Biotechnology	$429,177	($0)
Ultra Oil & Gas	$153,133	($0)
Ultra QQQ®	$947,990	($0)
Ultra Real Estate	$195,338	($0)
Ultra Russell2000	$182,597	($0)
Ultra S&P500®	$1,635,834	($0)
Ultra Semiconductors	$30,720	($0)
Ultra SmallCap600	$22,722	($0)
Ultra Technology	$128,954	($0)
Ultra Telecommunications	$7,336	($7,336)
Ultra Utilities	$14,889	($0)
UltraPro Dow30SM	$156,589	($0)
UltraPro Financial Select Sector	$15,877	($7,340)
UltraPro MidCap400	$31,763	($0)
UltraPro Nasdaq Biotechnology	$39,123	($0)
UltraPro QQQ®	$1,144,434	($0)
UltraPro Russell2000	$111,907	($0)
UltraPro S&P500®	$733,076	($0)
UltraPro Short 20+ Year Treasury	$83,487	($0)
UltraPro Short Dow30SM	$220,199	($0)
UltraPro Short Financial Select Sector	$1,969	($1,969)
UltraPro Short MidCap400	$3,855	($3,855)
UltraPro Short Nasdaq Biotechnology	$7,594	($5,223)
UltraPro Short QQQ®	$576,124	($0)
UltraPro Short Russell2000	$98,875	($0)
UltraPro Short S&P500®	$782,842	($0)
UltraShort 7-10 Year Treasury	$138,705	($0)
UltraShort 20+ Year Treasury	$2,085,402	($0)
UltraShort Basic Materials	$9,683	($0)
UltraShort Consumer Goods	$2,628	($2,628)
UltraShort Consumer Services	$2,201	($2,201)
UltraShort Dow30SM	$236,048	($0)
UltraShort Financials	$49,444	($0)
UltraShort FTSE China 50	$50,076	($0)
UltraShort FTSE Europe	$46,269	($0)

Fund	Management Services Fees Paid during the Fiscal Year Ended May 31, 2017	Management Services Fees Waived during the Fiscal Year Ended May 31, 2017
UltraShort Health Care	$2,772	($2,772)
UltraShort Industrials	$3,719	($3,719)
UltraShort MidCap400	$7,096	($7,096)
UltraShort MSCI Brazil Capped	$39,933	($0)
UltraShort MSCI EAFE	$5,785	($5,785)
UltraShort MSCI Emerging Markets	$40,934	($0)
UltraShort MSCI Japan	$12,350	($0)
UltraShort Nasdaq Biotechnology	$62,420	($0)
UltraShort Oil & Gas	$42,300	($0)
UltraShort QQQ®	$349,337	($0)
UltraShort Real Estate	$35,084	($0)
UltraShort Russell2000	$168,211	($0)
UltraShort S&P500®	$1,837,079	($0)
UltraShort Semiconductors	$5,001	($5,001)
UltraShort SmallCap600	$2,997	($2,997)
UltraShort Technology	$3,892	($3,982)
UltraShort Utilities	$8,732	($1,871)

Registration as a Commodity Pool Operator

In connection with its management of Commodity Pools, ProShare Advisors has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). Accordingly, with respect to the Commodity Pools, ProShare Advisors is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including disclosure requirements and reporting and recordkeeping requirements. ProShare Advisors is also subject to periodic inspections and audits by the NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject ProShare Advisors or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. While ProShare Advisors is registered as a CPO with respect to the Excluded Pools, ProShare Advisors has filed a claim of exclusion from the definition of the term “commodity pool operator” under the CEA, pursuant to CFTC Rule 4.5 (the “Exclusion”) and therefore, ProShare Advisors is not subject to registration or regulation as a CPO under the CEA with respect to the Excluded Pools. In order to remain eligible for the Exclusion, each of the Excluded Pool will be limited in its ability to use certain financial instruments including futures, options on futures and certain swaps and will be limited in the manner in which it holds out its use of such instruments.

CODE OF ETHICS

The Trust, ProShare Advisors and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, ProShare Advisors and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. ProShare Advisors’ personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by ProShare Advisors. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to ProShare Advisors subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures. Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at www.ProShares.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Funds are open for business via the Funds’ website at www.ProShares.com.

The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of ProShare Advisors and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of ProShare Advisors or the Distributor and such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy.

OTHER SERVICE PROVIDERS

Administrators and Fund Accounting Agent

JPMorgan, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to the Funds pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Funds under federal and state securities laws.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, OH 43219, an indirect wholly-owned subsidiary of Citibank N.A., provides regulatory administration services to the Trust (altogether, the “Regulatory Administrative Services”). For its services, Citi is paid a set fee allocated among each of the Funds.

For these services each Fund that was operational for the period indicated paid the Administrator and Citi the amounts set forth below.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2019	Fees Paid to Citi during the Fiscal Year Ended May 31, 2019
Crude Oil Strategy ETF	$0	$0
Decline of the Retail Store ETF[1]	$0	$0
DJ Brookfield Global Infrastructure ETF	$0	$0
Equities for Rising Rates ETF[2]	$0	$0
Global Listed Private Equity ETF	$73,105	$384
Hedge Replication ETF	$78,015	$823
High Yield—Interest Rate Hedged	$0	$0
Inflation Expectations ETF	$74,010	$229
Investment Grade—Interest Rate Hedged	$0	$0
Large Cap Core Plus	$0	$0
Long Online/Short Stores ETF[1]	$0	$0
Managed Futures Strategy ETF	$0	$0
Merger ETF	$73,229	$99
Morningstar Alternatives Solution ETF	$30,207	$145
MSCI EAFE Dividend Growers ETF	$0	$0
MSCI Emerging Markets Dividend Growers ETF	$0	$0
MSCI Europe Dividend Growers ETF	$0	$0
Online Retail ETF	$0	$0
Pet Care ETF	$0	$0
RAFI® Long/Short	$75,365	$206
Russell 2000 Dividend Growers ETF	$0	$0
S&P 500® Bond ETF[3]	$0	$0
S&P 500® Dividend Aristocrats ETF	$0	$0
S&P 500® Ex-Energy ETF	$0	$0

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2019	Fees Paid to Citi during the Fiscal Year Ended May 31, 2019
S&P 500® Ex-Financials ETF	$0	$0
S&P 500® Ex-Health Care ETF	$0	$0
S&P 500® Ex-Technology ETF	$0	$0
S&P MidCap 400 Dividend Aristocrats ETF	$0	$0
Short 7-10 Year Treasury	$48,447	$1,158
Short 20+ Year Treasury	$129,020	$9,426
Short Basic Materials	$36,696	$26
Short Dow30SM	$90,015	$4,507
Short Financials	$36,676	$392
Short FTSE China 50	$36,696	$125
Short High Yield	$67,695	$2,506
Short MidCap400	$36,766	$290
Short MSCI EAFE	$40,556	$740
Short MSCI Emerging Markets	$75,867	$2,993
Short Oil & Gas	$36,693	$35
Short QQQ®	$123,092	$8,659
Short Real Estate	$36,695	$175
Short Russell2000	$98,908	$5,320
Short S&P500®	$214,890	$32,010
Short SmallCap600	$36,778	$79
Short Term USD Emerging Markets Bond ETF	$7,673	$151
Ultra 7-10 Year Treasury	$78,977	$742
Ultra 20+ Year Treasury	$73,914	$572
Ultra Basic Materials	$80,342	$949
Ultra Communication Services Select Sector	$3,118	$37
Ultra Consumer Goods	$73,025	$146
Ultra Consumer Services	$73,319	$496
Ultra Dow30SM	$167,337	$7,678
Ultra Financials	$214,907	$15,851
Ultra FTSE China 50	$38,326	$644
Ultra FTSE Europe	$36,695	$153
Ultra Health Care	$115,149	$2,514
Ultra High Yield	$72,728	$64
Ultra Industrials	$73,359	$416
Ultra MidCap400	$117,092	$2,742
Ultra MSCI Brazil Capped	$36,696	$174
Ultra MSCI EAFE	$36,301	$163
Ultra MSCI Emerging Markets	$40,060	$698
Ultra MSCI Japan	$36,801	$146
Ultra Nasdaq Biotechnology	$150,747	$5,941
Ultra Oil & Gas	$107,166	$1,986
Ultra QQQ®	$275,481	$36,342
Ultra Real Estate	$116,587	$2,659
Ultra Russell2000	$143,895	$3,993
Ultra S&P500®	$304,928	$47,792
Ultra Semiconductors	$84,947	$1,107
Ultra SmallCap600	$75,353	$572
Ultra Technology	$159,613	$6,721

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2019	Fees Paid to Citi during the Fiscal Year Ended May 31, 2019
Ultra Telecommunications	$72,885	$29
Ultra Utilities	$72,803	$281
UltraPro Communication Services Select Sector	$3,194	$38
UltraPro Dow30SM	$187,196	$10,036
UltraPro Financial Select Sector	$76,602	$757
UltraPro MidCap400	$73,705	$592
UltraPro Nasdaq Biotechnology	$71,650	$628
UltraPro QQQ®	$375,361	$75,670
UltraPro Russell2000	$124,979	$2,495
UltraPro S&P500®	$256,684	$26,643
UltraPro Short 20+ Year Treasury	$52,753	$1,390
UltraPro Short Communication Services Select Sector	$2,323	$28
UltraPro Short Dow30SM	$82,706	$3,935
UltraPro Short Financial Select Sector	$36,693	$23
UltraPro Short MidCap400	$36,693	$43
UltraPro Short Nasdaq Biotechnology	$37,675	$78
UltraPro Short QQQ®	$158,351	$15,577
UltraPro Short Russell2000	$48,533	$1,196
UltraPro Short S&P500®	$128,287	$9,537
UltraShort 7-10 Year Treasury	$63,130	$2,127
UltraShort 20+ Year Treasury	$204,145	$27,638
UltraShort Basic Materials	$36,694	$114
UltraShort Communication Services Select Sector	$2,383	$30
UltraShort Consumer Goods	$36,693	$47
UltraShort Consumer Services	$36,693	$22
UltraShort Dow30SM	$71,277	$2,771
UltraShort Financials	$36,809	$532
UltraShort FTSE China 50	$36,884	$653
UltraShort FTSE Europe	$36,730	$351
UltraShort Health Care	$36,693	$34
UltraShort Industrials	$36,693	$55
UltraShort MidCap400	$36,693	$71
UltraShort MSCI Brazil Capped	$36,801	$617
UltraShort MSCI EAFE	$36,693	$69
UltraShort MSCI Emerging Markets	$36,794	$409
UltraShort MSCI Japan	$36,694	$124
UltraShort Nasdaq Biotechnology	$38,826	$562
UltraShort Oil & Gas	$36,823	$353
UltraShort QQQ®	$102,192	$5,818
UltraShort Real Estate	$36,793	$428
UltraShort Russell2000	$56,684	$1,699
UltraShort S&P500®	$171,793	$17,811
UltraShort Semiconductors	$36,694	$90
UltraShort SmallCap600	$36,693	$56
UltraShort Technology	$36,693	$79
UltraShort Utilities	$36,694	$89

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2018	Fees Paid to Citi during the Fiscal Year Ended May 31, 2018
Crude Oil Strategy ETF	$0	$0
Decline of the Retail Store ETF[1]	$0	$0
DJ Brookfield Global Infrastructure ETF	$0	$0
Equities for Rising Rates ETF[2]	$0	$0
Global Listed Private Equity ETF	$62,237	$209
Hedge Replication ETF	$69,766	$828
High Yield—Interest Rate Hedged	$0	$0
Inflation Expectations ETF	$66,309	$516
Investment Grade—Interest Rate Hedged	$0	$0
Large Cap Core Plus	$0	$0
Long Online/Short Stores ETF[1]	$0	$0
Managed Futures Strategy ETF	$0	$0
Merger ETF	$62,184	$85
Morningstar Alternatives Solution ETF	$20,075	$251
MSCI EAFE Dividend Growers ETF	$0	$0
MSCI Emerging Markets Dividend Growers ETF	$0	$0
MSCI Europe Dividend Growers ETF	$0	$0
RAFI® Long/Short	$64,267	$381
Russell 2000 Dividend Growers ETF	$0	$0
S&P 500® Bond ETF[3]	$0	$0
S&P 500® Dividend Aristocrats ETF	$0	$0
S&P 500® Ex-Energy ETF	$0	$0
S&P 500® Ex-Financials ETF	$0	$0
S&P 500® Ex-Health Care ETF	$0	$0
S&P 500® Ex-Technology ETF	$0	$0
S&P MidCap 400 Dividend Aristocrats ETF	$0	$0
Short 7-10 Year Treasury	$33,206	$820
Short 20+ Year Treasury	$139,076	$12,811
Short Basic Materials	$30,374	$38
Short Dow30SM	$91,153	$5,224
Short Financials	$30,378	$448
Short FTSE China 50	$30,374	$127
Short High Yield	$62,207	$2,681
Short MidCap400	$30,373	$265
Short MSCI EAFE	$30,368	$429
Short MSCI Emerging Markets	$56,942	$2,879
Short Oil & Gas	$30,377	$60
Short QQQ®	$103,512	$6,965
Short Real Estate	$30,376	$279
Short Russell2000	$97,918	$6,355
Short S&P500®	$207,871	$33,607
Short SmallCap600	$30,334	$170
Short Term USD Emerging Markets Bond ETF	$74,762	$214
Ultra 7-10 Year Treasury	$60,832	$824
Ultra 20+ Year Treasury	$63,482	$786
Ultra Basic Materials	$78,736	$1,297
Ultra Consumer Goods	$62,174	$283
Ultra Consumer Services	$62,416	$440

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2018	Fees Paid to Citi during the Fiscal Year Ended May 31, 2018
Ultra Dow30SM	$157,919	$8,308
Ultra Financials	$212,486	$18,408
Ultra FTSE China 50	$40,434	$1,087
Ultra FTSE Europe	$30,376	$276
Ultra Health Care	$97,229	$2,122
Ultra High Yield	$61,887	$67
Ultra Industrials	$62,493	$533
Ultra MidCap400	$111,633	$2,888
Ultra MSCI Brazil Capped	$30,374	$370
Ultra MSCI EAFE	$31,912	$301
Ultra MSCI Emerging Markets	$38,013	$1,001
Ultra MSCI Japan	$30,377	$254
Ultra Nasdaq Biotechnology	$166,464	$8,690
Ultra Oil & Gas	$103,937	$2,616
Ultra QQQ®	$246,679	$30,461
Ultra Real Estate	$111,463	$3,241
Ultra Russell2000	$126,707	$3,861
Ultra S&P500®	$280,562	$44,108
Ultra Semiconductors	$78,912	$1,345
Ultra SmallCap600	$63,510	$531
Ultra Technology	$137,872	$5,600
Ultra Telecommunications	$61,936	$67
Ultra Utilities	$61,974	$336
UltraPro Dow30SM	$144,227	$7,930
UltraPro Financial Select Sector	$67,942	$829
UltraPro MidCap400	$63,217	$763
UltraPro Nasdaq Biotechnology	$70,966	$885
UltraPro QQQ®	$299,997	$51,966
UltraPro Russell2000	$111,664	$2,698
UltraPro S&P500®	$220,216	$24,140
UltraPro Short 20+ Year Treasury	$50,655	$1,739
UltraPro Short Dow30SM	$76,814	$3,570
UltraPro Short Financial Select Sector	$30,377	$25
UltraPro Short MidCap400	$30,377	$54
UltraPro Short Nasdaq Biotechnology	$28,547	$105
UltraPro Short QQQ®	$136,064	$10,803
UltraPro Short Russell2000	$52,483	$1,686
UltraPro Short S&P500®	$140,164	$11,926
UltraShort 7-10 Year Treasury	$63,087	$2,764
UltraShort 20+ Year Treasury	$230,684	$42,691
UltraShort Basic Materials	$30,377	$123
UltraShort Consumer Goods	$30,377	$45
UltraShort Consumer Services	$30,377	$33
UltraShort Dow30SM	$73,230	$3,703
UltraShort Financials	$32,557	$737
UltraShort FTSE China 50	$31,243	$655
UltraShort FTSE Europe	$30,376	$526
UltraShort Health Care	$30,377	$23

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2018	Fees Paid to Citi during the Fiscal Year Ended May 31, 2018
UltraShort Industrials	$30,377	$57
UltraShort MidCap400	$30,377	$91
UltraShort MSCI Brazil Capped	$30,115	$512
UltraShort MSCI EAFE	$30,377	$62
UltraShort MSCI Emerging Markets	$30,229	$536
UltraShort MSCI Japan	$30,377	$174
UltraShort Nasdaq Biotechnology	$27,868	$836
UltraShort Oil & Gas	$30,369	$510
UltraShort QQQ®	$97,980	$6,242
UltraShort Real Estate	$30,234	$619
UltraShort Russell2000	$65,607	$2,713
UltraShort S&P500®	$182,971	$23,176
UltraShort Semiconductors	$30,377	$73
UltraShort SmallCap600	$30,377	$53
UltraShort Technology	$30,377	$67
UltraShort Utilities	$30,377	$151

[1]	Period from November 14, 2017, commencement of operations, through May 31, 2018.
[2]	Period from July 24, 2017, commencement of operations, through May 31, 2018.
[3]	Period from May 1, 2018, commencement of operations, through May 31, 2018.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2017	Fees Paid to Citi during the Fiscal Year Ended May 31, 2017
Crude Oil Strategy ETF[1]	$0	$0
DJ Brookfield Global Infrastructure ETF	$47,683	$435
Global Listed Private Equity ETF	$72,983	$263
Hedge Replication ETF	$79,929	$827
High Yield—Interest Rate Hedged	$42,026	$739
Inflation Expectations ETF	$76,054	$601
Investment Grade—Interest Rate Hedged	$47,941	$987
Large Cap Core Plus	$106,391	$5,986
Managed Futures Strategy ETF	$0	$0
Merger ETF	$73,092	$112
Morningstar Alternatives Solution ETF	$23,124	$459
MSCI EAFE Dividend Growers ETF	$31,392	$276
MSCI Emerging Markets Dividend Growers ETF	$3,835	$51
MSCI Europe Dividend Growers ETF	$8,411	$63
RAFI® Long/Short	$75,426	$954
Russell 2000 Dividend Growers ETF	$42,919	$1,006
S&P 500® Dividend Aristocrats ETF	$100,316	$18,754
S&P 500® Ex-Energy ETF	$0	$0
S&P 500® Ex-Financials ETF	$0	$0
S&P 500® Ex-Health Care ETF	$0	$0
S&P 500® Ex-Technology ETF	$0	$0
S&P MidCap 400 Dividend Aristocrats ETF	$43,434	$1,106
Short 7-10 Year Treasury	$39,752	$762
Short 20+ Year Treasury	$158,407	$16,931

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2017	Fees Paid to Citi during the Fiscal Year Ended May 31, 2017
Short Basic Materials	$39,116	$109
Short Dow30SM	$104,697	$7,186
Short Financials	$39,162	$775
Short FTSE China 50	$39,117	$258
Short High Yield	$75,276	$3,868
Short MidCap400	$39,120	$520
Short MSCI EAFE	$49,614	$1,653
Short MSCI Emerging Markets	$90,439	$5,201
Short Oil & Gas	$39,114	$124
Short QQQ®	$111,014	$8,069
Short Real Estate	$39,116	$456
Short Russell2000	$120,569	$9,461
Short S&P500®	$236,609	$54,363
Short SmallCap600	$39,114	$330
Short Term USD Emerging Markets Bond ETF	$80,152	$181
Ultra 7-10 Year Treasury	$80,106	$1,141
Ultra 20+ Year Treasury	$77,784	$1,220
Ultra Basic Materials	$82,415	$1,337
Ultra Consumer Goods	$72,923	$319
Ultra Consumer Services	$73,238	$512
Ultra Dow30SM	$144,326	$6,332
Ultra Financials	$210,513	$17,615
Ultra FTSE China 50	$40,081	$752
Ultra FTSE Europe	$39,113	$241
Ultra Health Care	$94,698	$1,923
Ultra High Yield	$72,628	$54
Ultra Industrials	$73,229	$471
Ultra MidCap400	$114,627	$3,297
Ultra MSCI Brazil Capped	$39,117	$545
Ultra MSCI EAFE	$40,758	$640
Ultra MSCI Emerging Markets	$39,121	$614
Ultra MSCI Japan	$39,112	$261
Ultra Nasdaq Biotechnology	$173,800	$10,263
Ultra Oil & Gas	$118,545	$3,659
Ultra QQQ®	$229,285	$22,597
Ultra Real Estate	$130,388	$4,679
Ultra Russell2000	$133,009	$4,363
Ultra S&P500®	$264,310	$38,993
Ultra Semiconductors	$72,735	$731
Ultra SmallCap600	$74,486	$542
Ultra Technology	$112,213	$3,069
Ultra Telecommunications	$72,694	$175
Ultra Utilities	$72,716	$357
UltraPro Dow30SM	$120,715	$3,731
UltraPro Financial Select Sector	$72,723	$376
UltraPro MidCap400	$73,697	$758
UltraPro Nasdaq Biotechnology	$69,174	$935
UltraPro QQQ®	$242,071	$27,318

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2017	Fees Paid to Citi during the Fiscal Year Ended May 31, 2017
UltraPro Russell2000	$112,932	$2,668
UltraPro S&P500®	$212,513	$17,484
UltraPro Short 20+ Year Treasury	$55,671	$1,986
UltraPro Short Dow30SM	$88,049	$5,237
UltraPro Short Financial Select Sector	$40,112	$47
UltraPro Short MidCap400	$39,112	$92
UltraPro Short Nasdaq Biotechnology	$35,582	$181
UltraPro Short QQQ®	$143,161	$13,712
UltraPro Short Russell2000	$60,476	$2,349
UltraPro Short S&P500®	$163,216	$18,673
UltraShort 7-10 Year Treasury	$69,694	$3,315
UltraShort 20+ Year Treasury	$233,950	$49,703
UltraShort Basic Materials	$39,116	$232
UltraShort Consumer Goods	$39,112	$62
UltraShort Consumer Services	$39,111	$53
UltraShort Dow30SM	$92,265	$5,618
UltraShort Financials	$44,408	$1,182
UltraShort FTSE China 50	$44,933	$1,197
UltraShort FTSE Europe	$42,891	$1,106
UltraShort Health Care	$39,112	$66
UltraShort Industrials	$39,112	$89
UltraShort MidCap400	$39,113	$169
UltraShort MSCI Brazil Capped	$40,427	$951
UltraShort MSCI EAFE	$39,112	$139
UltraShort MSCI Emerging Markets	$40,939	$979
UltraShort MSCI Japan	$39,117	$297
UltraShort Nasdaq Biotechnology	$51,517	$1,489
UltraShort Oil & Gas	$40,761	$1,013
UltraShort QQQ®	$112,916	$8,346
UltraShort Real Estate	$39,864	$835
UltraShort Russell2000	$75,454	$4,015
UltraShort S&P500®	$219,538	$43,958
UltraShort Semiconductors	$39,114	$118
UltraShort SmallCap600	$39,112	$72
UltraShort Technology	$39,112	$93
UltraShort Utilities	$39,113	$207

[1]	Period from September 26, 2016, commencement of operations, through May 31, 2017.

Custodian and Index Receipt Agent

JPMorgan also acts as Custodian and Index Receipt Agent to the Funds. JPMorgan is located at 4 MetroTech Center, Brooklyn, NY 11245.

The Custodian is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities, collecting the Funds’ interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 2600, Baltimore, MD 21202.

Legal Counsel

Ropes & Gray LLP serves as counsel to the Funds. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, MA 02199.

Principal Financial Officer/Treasurer Services

The Trust has entered into an agreement with Foreside Management Services, LLC (“Foreside”), pursuant to which Foreside provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither Foreside nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays Foreside an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse Foreside for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust. For the fiscal years ended May 31, 2017, May 31, 2018 and May 31, 2019, the Trust paid $481,869, $424,149, and $381,684 respectively, to Foreside for services pursuant to its agreement. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Distributor

SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or any of the Funds, or which securities are to be purchased or sold by the Trust or any of the Funds. For the fiscal years ended May 31, 2017, May 31, 2018 and May 31, 2019, ProShare Advisors paid $769,839, $705,298, and $723,552 respectively, to the Distributor as compensation for services.

Distribution and Service Plan

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.

Securities Lending Agent

JPMorgan serves as the securities lending agent to the Trust. For the fiscal year ended May 31, 2019, the income, fees and compensation related to the securities lending activities of the Funds are set forth below.

Fund Name	Gross income from securities lending activities	Securities lending revenue paid to securities lending agent (“Revenue Split”)	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net Income from securities lending activities
ProShares S&P MidCap 400 Dividend Aristocrats ETF	$203,343.42	$9,427.09	$140,493.89	$149,920.98	$62,850.56
ProShares Large Cap Core Plus	$2,176.86	$295.39	$1,669.29	$1,964.68	$1,969.63
ProShares Russell 2000 Dividend Growers ETF	$158,622.68	$6,077.73	$118,104.15	$124,181.88	$40,522.25
ProShares Morningstar Alternatives Solution ETF	$3,821.99	$957.87	$1,718.93	$2,676.80	$6,387.49
ProShares Long Online/Short Stores ETF	$29,849.82	$7,723.75	$11,077.15	$18,800.90	$51,496.46
ProShares RAFI® Long/Short	$150.28	$17.43	$86.55	$103.98	$129.28
ProShares Investment Grade-Interest Rate Hedged	$6,969.36	$1,629.88	$1,690.90	$3,320.78	$10,863.89
ProShares S&P 500® Ex-Energy ETF	$62.37	$13.42	$41.72	$55.14	$90.67
ProShares S&P 500® Ex-Technology ETF	$36.30	$8.20	$23.81	$32.01	$55.58
ProShares Hedge Replication ETF	$16.20	$19.64	$7.55	$27.19	$132.33
ProShares S&P 500® Ex-Financials ETF	$8.67	$2.79	$7.87	$10.66	$18.90
ProShares S&P 500® Ex-Health Care ETF	$7.88	$0.65	$3.27	$3.92	$5.05
ProShares S&P 500® Dividend Aristocrats ETF	$1,137.09	$28.21	$948.86	$977.07	$188.23
ProShares Equities for Rising Rates ETF	$62.24	$1.78	$50.37	$52.15	$11.87
ProShares Inflation Expectations ETF	$25.00	$3.75	$0.00	$3.75	$25.00
ProShares Online Retail ETF	$18,229.93	$4,746.02	$6,316.16	$11,062.18	$31,645.58

Fund Name	Gross income from securities lending activities	Securities lending revenue paid to securities lending agent (“Revenue Split”)	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net Income from securities lending activities
ProShares S&P 500® Bond ETF	$328.15	$6.66	$283.40	$290.06	$44.75
ProShares Ultra Nasdaq Biotechnology	$63,632.39	$15,369.94	$31,181.28	$46,551.22	$102,494.83
ProShares UltraPro QQQ®	$42,984.75	$15,726.49	$19,080.11	$34,806.60	$104,843.80
ProShares Ultra Russell2000	$33,740.10	$8,345.06	$13,751.64	$22,096.70	$55,826.43
ProShares Ultra QQQ®	$17,430.28	$7,685.06	$4,349.35	$12,034.41	$51,233.91
ProShares UltraPro Russell2000	$14,880.50	$3,842.62	$6,142.90	$9,985.52	$25,760.90
ProShares UltraPro Nasdaq Biotechnology	$5,386.81	$1,540.81	$2,171.41	$3,712.22	$10,294.40
ProShares Ultra High Yield	$3,183.17	$188.28	$1,928.08	$2,116.36	$1,255.09
ProShares Ultra MidCap 400	$9,646.18	$469.30	$6,738.84	$7,208.14	$3,139.38
ProShares Ultra SmallCap600	$2,465.46	$298.48	$1,239.88	$1,538.36	$2,015.94
ProShares Ultra S&P500®	$18,575.14	$3,473.85	$12,936.93	$16,410.78	$23,159.75
ProShares UltraPro S&P500®	$7,105.14	$1,902.11	$4,679.08	$6,581.19	$12,680.49
ProShares Ultra Telecommunications	$66.33	$4.25	$37.55	$41.80	$33.91
ProShares UltraPro Financial Select Sector	$4.00	$0.60	$0.00	$0.60	$4.00
ProShares Ultra Technology	$2,758.38	$117.74	$1,974.94	$2,092.68	$786.12
ProShares UltraPro MidCap400	$921.73	$47.89	$625.35	$673.24	$327.57
ProShares Ultra Oil & Gas	$637.73	$18.68	$512.18	$530.86	$125.55
ProShares Ultra Consumer Goods	$232.78	$27.94	$49.69	$77.63	$192.05
ProShares Ultra Real Estate	$1,630.34	$45.15	$1,327.50	$1,372.65	$302.84
ProShares Ultra Consumer Services	$333.21	$64.87	$184.62	$249.49	$439.37
ProShares Ultra Health Care	$3,132.18	$2,766.01	$2,372.05	$5,138.06	$18,442.54
ProShares Ultra Industrials	$123.22	$4.02	$94.70	$98.72	$28.52
ProShares Ultra Financials	$2,491.33	$81.48	$1,947.28	$2,028.76	$544.05
ProShares Ultra Semiconductors	$691.26	$18.30	$569.17	$587.47	$122.09
ProShares Ultra 20+ Year Treasury	$436.74	$9.52	$373.17	$382.69	$63.57
ProShares Ultra 7-10 Year Treasury	$981.64	$38.35	$747.36	$785.71	$255.54

The Funds do not pay any separate cash collateral management services fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from cash collateral investments received by the securities lending agent are included in the Revenue Split.

COSTS AND EXPENSES (Not applicable to the Unitary Fee Funds)

Each Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include but are not limited to: the investment advisory fee; management services fee; administrative fees, index receipt agent fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Funds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the

Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares only in aggregations of Creation Units.

For each of the Decline of the Retail Store ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the K-1 Free Crude Oil Strategy ETF, the Merger ETF, the Pet Care ETF, the S&P 500® Bond ETF, the Short 7-10 Year Treasury, the Short MidCap400, the Short S&P500®, the Short SmallCap600, the Ultra 7-10 Year Treasury, the Ultra 20+ Year Treasury, the Ultra Basic Materials, the Ultra Communication Services Select Sector, the Ultra Consumer Goods, the Ultra Consumer Services, the Ultra FTSE China 50, the Ultra FTSE Europe, the Ultra Health Care, the Ultra High Yield, the Ultra Industrials, the Ultra MSCI Brazil Capped, the Ultra MSCI EAFE, the Ultra MSCI Emerging Markets, the Ultra MSCI Japan, the Ultra Real Estate, the Ultra Semiconductors, the Ultra SmallCap600, the Ultra Technology, the Ultra Telecommunications, the Ultra Utilities, the UltraPro Communication Services Select Sector, the UltraPro Financial Select Sector, the UltraPro MidCap400, the UltraPro Short Communication Services Select Sector, the UltraShort Communication Services Select Sector, the UltraShort Consumer Services, the UltraShort Financials, the UltraShort FTSE Europe, the UltraShort Health Care, the UltraShort Industrials, the UltraShort MSCI Brazil Capped, the UltraShort MSCI Emerging Markets, the UltraShort MSCI Japan, the UltraShort Semiconductors, the UltraShort Technology, and the UltraShort Utilities, a Creation Unit is comprised of 25,000 Shares.

For each of the DJ Brookfield Global Infrastructure ETF, Equities for Rising Rates ETF, Global Listed Private Equity ETF, Hedge Replication ETF, Inflation Expectations ETF, Large Cap Core Plus, Long Online/Short Stores ETF, Managed Futures Strategy ETF, Morningstar Alternatives Solution ETF, MSCI EAFE Dividend Growers ETF, MSCI Emerging Markets Dividend Growers ETF, MSCI Europe Dividend Growers ETF, Online Retail ETF, RAFI® Long/Short, Russell 2000 Dividend Growers ETF, S&P 500® Ex-Energy ETF, S&P 500® Ex-Financials ETF, S&P 500® Ex-Health Care ETF, S&P 500® Ex-Technology ETF, and S&P® MidCap 400 Dividend Aristocrats ETF, a Creation Unit is comprised of 10,000 Shares.

For all other Funds, a Creation Unit is comprised of 50,000 Shares.

The value of such Creation Unit for each Fund, other than the Funds specified below, as of each such Fund’s inception was $5,250,000.

The value of such Creation Unit for the Morningstar Alternatives Solution ETF, as of that Fund’s inception was $400,000.

The value of such Creation Unit for the S&P 500® Dividend Aristocrats ETF, the MSCI EAFE Dividend Growers ETF, the DJ Brookfield Global Infrastructure ETF, the Global Listed Private Equity ETF, the Large Cap Core Plus, the Hedge Replication ETF, the Merger ETF, the Inflation Expectations ETF, the UltraPro Short Financial Select Sector ETF, the UltraShort FTSE Europe ETF, the UltraPro Financial Select Sector ETF, the UltraShort Communication Services Select Sector, the UltraPro Short Communication Services Select Sector, the Ultra Communication Services Select Sector and the UltraPro Communication Services Select Sector, the S&P 500® Bond ETF and the Ultra High Yield ETF as of each such Fund’s inception was $2,000,000.

The value of such Creation Unit for the MSCI Europe Dividend Growers ETF, the S&P 500® Ex-Energy ETF, the S&P 500® Ex-Financials ETF, the S&P 500® Ex-Health Care ETF, the S&P 500® Ex-Technology ETF, High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged, the Short Term USD Emerging Markets Bond ETF, Ultra Communication Services Select Sector, the UltraPro Communication Services Select Sector, the UltraPro Short Communication Services Select Sector, the Ultra Short Communication Services Select Sector, the UltraPro Short S&P500® ETF, the UltraPro Short QQQ® ETF, the UltraPro Short Dow30SM ETF, the UltraPro Short MidCap400 ETF, the UltraPro Short Russell2000 ETF, the Short High Yield ETF, the UltraPro S&P500® ETF, the UltraPro QQQ® ETF, the UltraPro Dow30SM ETF, the UltraPro MidCap400 ETF and the UltraPro Russell2000 ETF as of each such Fund’s inception was $4,000,000.

The value of such Creation Unit for the Ultra 7-10 Year Treasury ETF and the Ultra 20+ Year Treasury ETF as of each such Fund’s inception was $3,500,000.

The value of such Creation Unit for the Short Basic Materials ETF, the Short Real Estate ETF, the Short FTSE China 50 ETF and the Short 20+ Year Treasury ETF as of each such Fund’s inception was $2,500,000.

The value of such Creation Unit for the UltraShort Nasdaq Biotechnology ETF, the UltraShort MSCI Brazil Capped ETF, the Ultra Nasdaq Biotechnology ETF, the Ultra MSCI EAFE ETF, the Ultra MSCI Emerging Markets ETF, the Ultra FTSE China 50 ETF and the Ultra MSCI Japan ETF as of each such Fund’s inception was $3,000,000.

The value of such Creation Unit for the Decline of the Retail Store ETF and Long Online/Short Stores ETF as of each such Fund’s inception was $10,000,000.

The value of such Creation Unit for the Equities for Rising Rates ETF, the Online Retail ETF, the Pet Care ETF, the S&P MidCap 400 Dividend Aristocrats ETF, the Russell 2000 Dividend Growers ETF, the MSCI Emerging Markets Dividend Growers ETF, the Managed Futures Strategy ETF, the Crude Oil Strategy ETF, the UltraPro Short Nasdaq Biotechnology ETF, and the Short 7-10 Year Treasury ETF as of each Fund’s inception was $1,000,000.

The value of such Creation Unit for the UltraPro Short 20+ Year Treasury ETF as of such Fund’s inception was $1,250,000.

The value of such Creation Unit for the Ultra FTSE Europe ETF and the Ultra MSCI Brazil Capped ETF as of each such Fund’s inception was $1,500,000.

The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an irrevocable order in proper form.

A “Business Day” with respect to each Fund is any day on which the Exchange upon which it is listed is open for business.

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

As described below, at the discretion of ProShare Advisors, the Funds may, at times, only accept in-kind purchase orders from Authorized Participants.

Portfolio Deposit

The consideration for purchase of a Creation Unit of a Fund may, at the discretion of ProShare Advisors, consist of the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. ProShare Advisors may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.

The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, as applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, as applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees”. For the ProShares S&P500® Bond ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a minimum of 70% of the Deposit Securities must be delivered, unless such purchase is made on a cash-only basis.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below, in the sole discretion of the Trust or ProShare Advisors. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the Settlement Date, which is typically the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Authorized Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust or ProShare Advisors. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount

Creation Units of all Funds may, at the discretion of ProShare Advisors, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for a Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. ProShare Advisors may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.

Purchase and Redemption Cut-Off Times

An Authorized Participant may place an order to purchase or redeem Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process, though orders for Global Funds may not be placed through the Clearing Process. In either case, for a purchase or redemption order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received in proper form by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday). In all cases purchase/redeem procedures are at the discretion of ProShare Advisors and may be changed without notice.

Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
MSCI Emerging Markets Dividend Growers ETF; Pet Care ETF; DJ Brookfield Global Infrastructure ETF; Global Listed Private Equity ETF; and Merger ETF	Order must be received between 4:01 p.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

MSCI EAFE Dividend Growers ETF

Order must be received between 11:31 a.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV

(These times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff times are between 4:31 p.m. London Time and 5:00 p.m. Eastern Time.)

MSCI Europe Dividend Growers ETF and Managed Futures Strategy ETF

10:30 a.m. in order to receive that day’s closing NAV per Share

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual cutoff time is 3:30 p.m. London Time)

Crude Oil Strategy ETF	2:00 p.m. in order to receive that day’s closing NAV per Share

High Yield—Interest Rate Hedged; Investment Grade—Interest Rate Hedged; and S&P 500® Bond ETF	3:00 p.m. in order to receive that day’s closing NAV per Share

Short Term USD Emerging Markets Bond ETF; Inflation Expectations ETF; and Short or Ultra Fixed Income ProShares Funds	2:30 p.m. (3:00 p.m., if transmitted by mail; except 4:00 p.m., if transmitted by mail on behalf of Short High Yield ETF or Ultra High Yield ETF) in order to receive that day’s closing NAV per Share

S&P 500® Dividend Aristocrats ETF; S&P MidCap 400 Dividend Aristocrats ETF; Russell 2000 Dividend Growers ETF; Online Retail ETF; Equities for Rising Rates ETF; Morningstar Alternatives Solution ETF; S&P 500® Ex-Energy ETF; S&P 500® Ex-Financials ETF; S&P 500® Ex-Health Care ETF; S&P 500® Ex-Technology ETF; Ultra Communication Services Select Sector; UltraPro Communication Services Select Sector; UltraPro Short Communication Services Select Sector; and Ultra Short Communication Services Select Sector.	4:00 p.m. (3:30 p.m. if in cash) in order to receive that day’s closing NAV per Share

All other Funds	3:30 p.m. (4:00 p.m., if transmitted by mail) in order to receive that day’s closing NAV per Share

Purchases Through the Clearing Process

To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC or as described below for Global Funds. Purchases (and redemptions) of Creation Units of the Matching and Ultra ProShares Funds settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount (for the Matching and Ultra ProShares Funds), each as applicable and at the discretion of ProShare Advisors, or of the Cash Purchase Amount together with the applicable Transaction Fee.

For each Global Funds when a purchase order is placed, the Distributor will inform ProShare Advisors and the Custodian. The Custodian shall cause local sub-custodians of the applicable Global Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities “free of payment,” with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction. If applicable, the sub-custodian(s) will confirm to the Custodian that the required Deposit Securities have been delivered and the Custodian will notify ProShare Advisors and Distributor. The Authorized Participant must also make available to the Custodian no later than 12:00 noon Eastern Time (or earlier in the event that the relevant Exchange or the relevant bond markets close early) by the second Business Day after the order is deemed received through the Federal Reserve Bank wire transfer system, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Balancing Amount next determined after acceptance of the purchase order, together with any applicable Transaction Fees. For Global Funds, the Index Receipt Agent will not make available through the NSCC on each Business Day, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered are not as specified by ProShare Advisors and ProShare Advisors has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized

Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to the relevant cut-off time for the Fund on the transmittal date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, ProShare Advisors, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events.

The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

As described below, at the discretion of ProShare Advisors, the Funds may, at times, only accept in-kind redemption orders from Authorized Participants.

Redemption in Fund Securities

Each Fund may provide redemptions in portfolio securities or cash at ProShare Advisors’ discretion. With respect to the Matching and Ultra ProShares Funds, the Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.

Redemption in Cash

A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).

Suspension or Postponement of Right of Redemption

A Fund may, in its discretion, suspend the right of creation or redemption or may postpone the redemption or purchase settlement date, (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; (4) in such other circumstance as is permitted by the SEC; or (5) for up to 14 calendar days for any of the Global Funds or Short or Ultra International ProShares Funds during an international local holiday, as described below in “Other Information”.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above.

All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of ProShare Advisors, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received. Global Fund orders may not be placed through the Clearing Process.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process (other than for Global Fund orders), including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the second Business Day (T+2) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within two Business Days, and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

For Global Funds, the Authorized Participant shall deliver Fund Shares of Global Funds to the Custodian through DTC “free of payment.” The transfer of Fund Shares must be ordered by the DTC Participant on the transmittal date in a timely fashion so as to ensure the delivery of the requisite number of Fund Shares through DTC to the Custodian by no later than 10:00 a.m. Eastern Time of the second Business Day (T+2) immediately following the transmittal date, except that Global Funds may settle Creation Unit transactions on a basis other than the one described above (i) to accommodate foreign market holiday schedules, as discussed in “Other Information” below,.(ii) to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and (iii) in certain other circumstances. Authorized Participants should be aware that the deadline for such transfers of Fund Shares through the DTC system may be significantly earlier than the close of business on the primary listing exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Fund Shares through the DTC system by contacting the operations department of the broker or depositary institution affecting the transfer of Fund Shares. The Balancing Amount, if any, must be transferred in U.S. dollars directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern Time on the second Business Day (T+2) immediately following the transmittal date, except as provided in “Other Information” below. If the Custodian does not receive both the required Fund Shares and the Balancing Amount, if any, by 10:00 a.m. and 2:00 p.m., respectively, on the second Business Day (T+2) immediately following the transmittal date, except as provided in “Other Information” below, such order will be deemed not in proper form and cancelled.

Cancellations

In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.

Transaction Fees

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units of the Matching and Ultra ProShares Funds for cash may also be required to pay an additional charge to compensate the relevant Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit, except that for the S&P500® Bond ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a Transaction Fee up to 3.00% will be charged on the cash used in lieu of depositing all or a portion of the Deposit Securities or the cash portion of any redemption transaction. In all cases, transaction fees will be limited in accordance with the applicable requirements of SEC Rules and Regulations. The Transaction Fees charged to each Fund are presented in the Authorized Participant Handbook.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

These fees may, in certain circumstances, be paid by ProShare Advisors or otherwise waived.

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for each Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):

Fund(s)	Typical NAV Calculation Time Eastern Time
MSCI EAFE Dividend Growers ETF and MSCI Europe Dividend Growers ETF

11:30 a.m. on days when BZX Equities is open for trading

(This time may vary due to differences in when daylight savings time is effective between London and New York time. The actual valuation time is 4:30 p.m. London Time.)

Crude Oil Strategy ETF	2:30 p.m. on each Business Day

High Yield—Interest Rate Hedged, Inflation Expectations ETF, Investment Grade—Interest Rate Hedged, Managed Futures Strategy ETF, S&P 500® Bond ETF, Short 20+ Year Treasury, Short 7-10 Year Treasury, Short Term USD Emerging Markets Bond ETF, Ultra 7-10 Year Treasury, Ultra 20+ Year Treasury, UltraPro Short 20+ Year Treasury, UltraShort 20+ Year Treasury, and UltraShort 7-10 Year Treasury.	3:00 p.m. on each Business Day

All other Funds	Close of the regular trading session of the Exchange upon which it is listed (typically 4:00 p.m.) on each Business Day

Global Funds contain portfolio investments that are primarily listed or traded on foreign markets. To the extent a Fund’s portfolio investments trade in foreign markets on days when a Fund is not open for business or when the primary exchange for the Shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund Shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days a Fund is open for business.

Securities (including short-term securities) and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.

When ProShare Advisors determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

TAXATION

Overview

Set forth below is a general discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

Each Fund has elected and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as

Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), which could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the Funds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid imposition of the excise tax, although the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Funds retain or distribute such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (post-2010 losses), those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Funds had the following capital loss carryforwards as of October 31, 2018.

Fund	Expiring October 31, 2019	No Expiration Date	Total
Decline of the Retail Store ETF	—	$1,358,882	$1,358,882
DJ Brookfield Global Infrastructure ETF	—	1,810,286	1,810,286
Global Listed Private Equity ETF	—	1,828,241	1,828,241
High Yield-Interest Rate Hedged	—	23,595,626	23,595,626
Inflation Expectations ETF	—	4,835,768	4,835,768

Fund	Expiring October 31, 2019	No Expiration Date	Total
Investment Grade-Interest Rate Hedged	—	551,909	551,909
Merger ETF	—	653,946	653,946
Morningstar Alternatives Solution ETF	—	1,659,750	1,659,750
MSCI EAFE Dividend Growers ETF	—	2,614,556	2,614,556
MSCI Europe Dividend Growers ETF	—	287,870	287,870
Online Retail ETF	—	43,403	43,403
RAFI® Long/Short	$1,128,449	19,156,214	20,284,663
S&P 500® Bond Fund ETF	—	17,082	17,082
S&P 500® Ex-Financials ETF	—	6,338	6,338
S&P 500® Ex-Health Care ETF	—	5,777	5,777
S&P MidCap 400® Dividend Aristocrats ETF	—	5,166,826	5,166,826
Short 7-10 Year Treasury	—	10,029,129	10,029,129
Short 20+ Year Treasury	84,404,610	601,461,059	685,865,669
Short Basic Materials	—	7,464,474	7,464,474
Short Dow30SM	36,036,617	284,272,900	320,309,517
Short Financials	—	81,574,898	81,574,898
Short FTSE China 50	—	10,609,940	10,609,940
Short High Yield	—	38,857,697	38,857,697
Short MidCap400	4,855,600	35,244,353	40,099,953
Short MSCI EAFE	312,450	112,106,744	112,419,194
Short MSCI Emerging Markets	17,217,308	163,660,960	180,878,268
Short Oil & Gas	2,060,582	3,291,194	5,351,776
Short QQQ®	61,405,117	344,496,100	405,901,217
Short Real Estate	433,111	25,372,834	25,805,945
Short Russell2000	47,621,957	490,490,406	538,112,363
Short S&P500®	299,866,646	2,085,107,632	2,384,974,278
Short SmallCap600	2,717,874	32,392,031	35,109,905
Short Term USD Emerging Markets Bond ETF	—	455,016	455,016
Ultra 7-10 Year Treasury	—	134,506,582	134,506,582
Ultra 20+ Year Treasury	—	8,169,077	8,169,077
Ultra Financials	16,814,516	—	16,814,516
Ultra High Yield	—	112,482	112,482
Ultra MidCap400	—	141,035,337	141,035,337
Ultra MSCI Brazil Capped	628,038	6,100,765	6,728,803
Ultra MSCI EAFE	—	5,911,860	5,911,860
Ultra MSCI Emerging Markets	—	3,850,950	3,850,950
Ultra Nasdaq Biotechnology	—	49,396,490	493,969,490
Ultra Oil & Gas	—	42,839,539	42,839,539
Ultra Russell2000	—	168,733,368	168,733,368
Ultra Telecommunications	—	702,724	702,724
Ultra Utilities	—	511,584	511,584
UltraPro Nasdaq Biotechnology	—	27,128,412	27,128,412
UltraPro Short 20+ Year Treasury	—	113,814,444	113,814,444
UltraPro Short Dow30SM	4,829,732	386,782,153	391,611,885
UltraPro Short Financial Select Sector	—	7,237,199	7,237,199
UltraPro Short MidCap400	1,324,062	23,823,142	25,147,204
UltraPro Short Nasdaq Biotechnology	—	2,408,566	2,408,566
UltraPro Short QQQ®	33,201,124	1,100,730,624	1,133,931,748
UltraPro Short Russell2000	5,215,974	251,436,816	256,652,790

Fund	Expiring October 31, 2019	No Expiration Date	Total
UltraPro Short S&P500®	146,815,109	1,766,423,864	1,913,238,973
UltraShort 7-10 Year Treasury	143,647,522	138,248,408	281,895,930
UltraShort 20+ Year Treasury	665,676,662	4,971,148,196	5,636,824,858
UltraShort Basic Materials	3,390,037	77,000,902	80,390,939
UltraShort Consumer Goods	2,851,138	6,826,240	9,677,378
UltraShort Consumer Services	9,718,804	17,502,851	27,221,655
UltraShort Dow30SM	125,976,993	480,854,443	606,831,436
UltraShort Financials	—	461,754,195	461,754,195
UltraShort FTSE China 50	—	225,805,804	225,805,804
UltraShort FTSE Europe	9,069,132	190,542,126	199,611,258
UltraShort Health Care	767,590	8,389,794	9,157,384
UltraShort Industrials	—	17,346,688	17,346,688
UltraShort MidCap400	11,668,164	46,568,368	58,236,532
UltraShort MSCI Brazil Capped	—	51,312,112	51,312,112
UltraShort MSCI EAFE	3,521,302	18,915,540	22,436,842
UltraShort MSCI Emerging Markets	9,114,905	150,579,976	159,694,881
UltraShort MSCI Japan	5,554,931	21,694,852	27,249,783
UltraShort Nasdaq Biotechnology	—	52,292,581	52,292,581
UltraShort Oil & Gas	31,249,573	94,455,113	125,704,686
UltraShort QQQ®	344,692,522	990,845,437	1,335,537,959
UltraShort Real Estate	76,086,424	198,571,464	274,657,888
UltraShort Russell2000	109,741,367	578,485,893	688,227,260
UltraShort S&P500®	880,883,563	3,443,662,102	4,324,545,665
UltraShort Semiconductors	7,733,357	25,409,910	33,143,267
UltraShort SmallCap600	6,372,373	20,798,449	27,170,822
UltraShort Technology	4,601,521	18,489,567	23,091,088
UltraShort Utilities	1,225,902	9,482,489	10,708,391

At October 31, 2018, the following Funds utilized capital loss carryforwards (“CLCFs”) and/or elected to defer late-year ordinary losses to November 1, 2018, the first day of the following tax year:

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Equities for Rising Rates ETF	$7,815	—	—
Hedge Replication ETF	262,440	—	—
High Yield-Interest Rate Hedged	2,723,263	—	—
Investment Grade-Interest Rate Hedged	16,223,774	—	—
Long Online/Short Stores ETF	—	—	$172,193
Managed Futures Strategy ETF	3,172	—	—
Merger ETF	33,414	—	—
MSCI EAFE Dividend Growers ETF	170,438	—	—
MSCI Emerging Markets Dividend Growers ETF	49,028	—	—
Online Retail ETF	—	—	25,612
RAFI® Long/Short	1,394,310	—	—
S&P 500® Dividend Aristocrats ETF	1,857,799	—	—
Short 7-10 Year Treasury	814,095	—	—
Short 20+ Year Treasury	21,128,068	56,583,949	—
Short Basic Materials	—	429,630	—
Short Dow30SM	—	74,285,143	—
Short Financials	—	34,680,899	—

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Short FTSE China 50	—	1,040,187	—
Short MidCap400	—	16,663,813	—
Short MSCI EAFE	—	18,597,569	—
Short MSCI Emerging Markets	—	71,205,636	—
Short Oil & Gas	—	2,720,603	—
Short QQQ®	—	59,184,627	—
Short Real Estate	—	3,968,005	—
Short Russell2000	—	85,827,210	—
Short S&P500®	—	396,002,468	—
Short SmallCap600	—	9,744,816	—
Short Term USD Emerging Markets Bond ETF	—	—	—
Ultra Basic Materials	965,695	—	—
Ultra Financials	31,639,084	—	—
Ultra FTSE China 50	6,224,109	—	—
Ultra FTSE Europe	1,717,540	—	—
Ultra High Yield	149,231	—	—
Ultra MidCap400	22,262,519	—	—
Ultra MSCI Brazil Capped	2,306,716	542,934	—
Ultra MSCI EAFE	4,326,608	—	—
Ultra MSCI Emerging Markets	6,346,966	—	—
Ultra Nasdaq Biotechnology	—	—	1,193,662
Ultra Oil & Gas	7,473,086	—	—
Ultra QQQ®	—	—	1,106,734
Ultra Russell2000	39,418,369	—	—
Ultra Telecommunications	39,818	—	—
Ultra Utilities	181,383	—	—
UltraPro Nasdaq Biotechnology	1,302,826	—	111,426
UltraPro QQQ®	—	—	2,451,338
UltraPro Russell2000	—	—	71,524
UltraPro Short 20+ Year Treasury	128,643	—	—
UltraPro Short Dow 30SM	—	9,009,922	—
UltraPro Short MidCap400	—	2,821,723	—
UltraPro Short QQQ®	—	13,723,268	—
UltraPro Short Russell2000	—	13,054,940	—
UltraPro Short S&P500®	—	80,591,829	—
UltraShort 7-10 Year Treasury	6,531,263	28,917,167	—
UltraShort 20+ Year Treasury	2,088,065	664,186,865	—
UltraShort Basic Materials	—	110,459,179	—
UltraShort Consumer Goods	—	14,284,380	—
UltraShort Consumer Services	—	34,794,753	—
UltraShort Dow30SM	—	278,053,840	—
UltraShort Financials	—	249,724,456	—
UltraShort FTSE China 50	—	131,146,062	—
UltraShort FTSE Europe	—	34,453,744	—
UltraShort Health Care	—	2,787,142	—
UltraShort Industrials	—	21,300,428	—
UltraShort MidCap400	—	19,240,979	—
UltraShort MSCI Brazil Capped	—	3,153,137	—
UltraShort MSCI EAFE	—	7,928,513	—
UltraShort MSCI Emerging Markets	—	59,526,996	—

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
UltraShort MSCI Japan	—	6,349,708	—
UltraShort Nasdaq Biotechnology	—	416,580	—
UltraShort Oil & Gas	—	103,023,193	—
UltraShort QQQ®	—	546,154,861	—
UltraShort Real Estate	—	530,523,856	—
UltraShort Russell2000	—	371,431,305	—
UltraShort S&P500®	—	1,614,347,476	—
UltraShort Semiconductors	—	21,740,228	—
UltraShort SmallCap600	—	18,395,839	—
UltraShort Technology	—	17,058,910	—
UltraShort Utilities	—	3,786,581	1,121

Taxation of Fund Distributions

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain—the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards—that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Qualified Dividend Income

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.

Qualified REIT Dividends

Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.

Dividends-Received Deduction

In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Repurchase Agreements

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Disposition of Shares

Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

Market Discount

If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” Subject to the discussion below regarding Section 451 of the Code, if the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Notwithstanding the foregoing, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the Treasury and IRS have announced that they intend to issue proposed regulations providing that Section 451 does not apply to the accrual of market discount. Subject to the issuance of any such regulations, if Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Original Issue Discount

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Options, Futures, Forward Contracts and Swaps

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts, swaps and certain positions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Foreign Investments and Taxes

Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Commodity-Linked Instruments and Investment in a Cayman Islands Subsidiary

As discussed above in “Investment in a Subsidiary”, each of the Managed Futures Strategy ETF and the Crude Oil Strategy ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in a wholly-owned foreign subsidiary (each a “Subsidiary”). Each Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. Each Parent Fund will limit its investments in its Subsidiary in the aggregate to 25% of the Parent Fund’s total assets. Each Parent Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction.

It is expected that each Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. Each Subsidiary expects to operate in a manner such that it is not so engaged or so treated.

In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any Subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income.

Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.

As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the Subsidiary. Each Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Certain Additional Reporting and Withholding Requirements” below for more discussion of these rules.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, each Parent Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Parent Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent each Parent Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Parent Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase the Fund’s tax basis in such subsidiary. Distributions by a Subsidiary to a Parent Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. A Parent Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Parent Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such

Subsidiary to offset gains realized by it in subsequent taxable years. The Parent Funds will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.

Under Treasury regulations, subpart F inclusions included in a Parent Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Parent Fund’s business of investing in stock, securities of currencies.

Master Limited Partnerships

A Fund’s ability to invest in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the total value if its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in QPTPs including MLPs. A Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized with respect to that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Investments in Exchange-Traded Funds

Certain Funds expect to invest in exchange-traded funds, including exchange-traded funds registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, a Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by a Fund and in turn a Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs. Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.

To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund that invests in the Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC. Moreover, when a Fund makes such a disposition, any loss it recognizes will be a capital loss. A Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In the event that a Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.

A Fund may invest in one or more exchange-traded funds that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, a Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon. There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. A Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify.

A Fund may invest in exchange-traded funds that are organized as commodity trusts. An exchange-traded commodity trust is a pooled trust that invests in physical commodities, and issues shares that are traded on a securities exchange. When the pool of physical commodities is fixed, exchange traded commodity trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded commodity trust’s assets for purpose of determining whether the Fund meets the 90 percent gross income test described above . As with other investments in commodities, investments in exchange traded commodity trusts may generate non-qualifying income for purposes of this test. As a result, a Fund’s investments in exchange traded commodity trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Mortgage Pooling Vehicles

The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, Funds investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.

Unrelated Business Taxable Income

Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December

2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In order to qualify for the withholding exemptions for Capital Gain Dividends interest-related and short-term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial owner of Fund Shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial owner of Fund Shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Reporting Requirements Regarding Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Equalization

Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.

Personal Holding Company Status

A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year.

There can be no assurance that a Fund is not nor will not become a personal holding company.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Other Taxation

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION

Regular International Holidays

For each intervening holiday in the applicable foreign market that is not a holiday observed by the U.S. equity markets, the redemption settlement cycle will be extended by the number of days of such intervening holiday. In addition to holidays, other unforeseeable closings in a foreign market, including due to regulatory action, may also prevent a Fund from delivering securities within the normal settlement period.

In certain circumstances, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days. The holidays applicable to various countries during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.

The dates for the period October 1, 2019 through September 30, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries. Please note these holiday schedules are subject to potential changes in the relevant securities markets. In certain countries (for example, China) some exchanges may have holidays not found in the other exchanges.

October 1, 2019 – September 30, 2020

Argentina	Australia	Bahrain	Belgium	Bermuda	Brazil	Canada
October 14	October 7	October 14	November 1	November 4	October 12	October 14
November 6	November 5	November 11	November 11	November 11	November 2	November 11
November 18	December 25	November 28	December 25	December 25	November 15	December 25
November 25	December 26	December 16	December 26	December 26	November 20	December 26
December 24	January 1	December 17	January 1	January 1	December 25	January 1
December 25	January 27	December 25	April 10	April 10	December 31	February 17
December 31	March 9	January 1	April 13	May 25	January 1	April 10
January 1	April 10	May 1	May 1	May 29	February 24	May 18
February 24	April 13	May 24	May 21	June 15	February 25	June 24
February 25	April 27	May 25	June 1	July 30	April 10	July 1
March 24	June 8	May 26	July 21	July 31	April 21	August 3
April 2	August 3	July 30		September 7	May 1	September 7
April 9		July 31			June 11
April 10		August 1			July 9
May 1		August 2			September 7
May 25		August 3
June 15		August 4
June 17		August 20
July 9		August 29
August 17		August 30

Cayman Islands	Chile	China	Colombia	Costa Rica	Croatia	Denmark
November 11	October 31	October 1	October 14	October 12	October 8	December 24
December 25	November 1	October 2	November 4	December 24	November 1	December 25
December 26	December 8	October 3	November 11	December 25	December 24	December 26
January 1	December 25	October 4	December 25	December 26	December 25	December 31
January 27	December 31	October 7	December 31	December 27	December 26	January 1
February 26	January 1	December 25	January 1	December 30	December 31	April 9
April 10	April 9	December 26	January 6	December 31	January 1	April 10
April 13	April 10	January 1	March 23	January 1	January 6	April 13
May 12	April 11	January 24	April 9	April 9	April 10	May 8
June 16	April 12	January 25	April 10	April 10	April 13	May 21
July 7	May 1	January 26	May 1	April 11	May 1	May 22
	May 21	January 27	May 25	May 1	June 11	June 1
	June 29	January 28	June 15	July 25	June 22	June 5
	July 16	January 29	June 22	August 2	June 25
	August 15	January 30	June 29	August 15	August 5
	September 17	April 6	July 20	September 15
	September 18	April 10	August 7
	September 19	April 13	August 17
April 30
May 1
June 25
June 30
July 1

Ecuador	Egypt	France	Germany	Hong Kong	Hungary	India
October 11	October 6	November 1	October 3	October 1	October 23	October 2
November 1	November 10	November 11	November 1	October 2	October 31	October 7
November 4	January 1	December 25	December 24	October 3	November 1	October 8
December 6	January 7	December 26	December 25	October 4	December 24	November 9
December 25	April 17	January 1	December 26	October 7	December 25	November 12
December 30	April 20	April 10	December 31	December 25	December 26	December 25
December 31	April 25	April 13	January 1	December 26	December 27	January 1
January 1	May 1	May 1	March 4	January 1	January 1	January 20
February 24	May 24	May 4	April 10	January 27	April 10	February 17
February 25	May 25	May 8	April 13	January 28	April 13	February 19
April 10	May 26	May 20	May 1	January 29	May 1	February 21
May 1	June 30	May 21	May 21	January 30	June 11	March 9
May 25	July 1	May 25	June 1	April 6	August 20	March 25
August 10	July 23	June 1	June 11	April 10		April 1
	July 30	July 14		April 13		April 2
	August 3	August 31		April 30		April 6
	August 20			May 1		April 10
	September 11			June 25		April 14
				July 1		April 19
May 1
May 7
May 25
July 31
August 19
August 20
September 7

Indonesia	Ireland	Italy	Japan	Kazakhstan	Korea, Republic of	Lebanon
December 25	October 28	November 1	October 14	December 2	October 3	November 10
December 31	December 25	December 24	October 22	December 16	October 9	November 22
January 1	December 26	December 25	November 4	December 17	November 14	December 25
March 24	December 27	December 26	November 23	January 1	December 25	December 31
April 10	January 1	December 31	December 23	January 2	December 31	January 1
May 1	March 17	January 1	December 30	January 7	January 1	January 6
May 8	April 10	January 6	December 31	March 9	January 2	February 9
May 21	April 13	April 10	January 1	March 23	January 7	February 14
May 25	May 4	April 13	January 2	March 24	January 24	March 25
June 1	May 25	April 25	January 3	March 25	January 27	April 10
July 31	June 1	May 1	January 13	May 1	April 15	April 13
August 17	July 13	June 2	February 11	May 7	April 30	April 17
August 20	August 3	August 15	February 24	May 11	May 1	April 20
	August 31		March 20	July 6	May 5	May 1
			April 29	July 31	June 6	May 6
			April 30	August 31	August 15	May 21
			May 1		September 30	May 25
			May 4			July 31
			May 5			August 20
May 6
July 15
July 20
July 23
July 24
August 10
August 11
August 12
September 16
September 21
September 22

Luxembourg	Malaysia	Malta	Mexico	Netherlands	New Zealand	Oman
November 1	October 29	December 8	November 2	December 25	October 28	November 9
December 24	November 10	December 13	November 18	December 26	December 25	November 10
December 25	December 25	December 24	December 12	January 1	December 26	January 1
December 26	January 1	December 25	December 25	April 10	January 1	March 22
January 1	January 21	December 26	December 31	April 13	January 2	May 24
April 10	February 1	December 31	January 1	April 27	January 20	May 25
April 13	February 5	January 1	February 3	April 30	January 27	May 26
May 1	February 6	January 2	March 16	May 1	February 6	May 27
May 21	February 10	February 10	April 9	May 5	April 10	July 23
June 1	May 1	March 19	April 10	May 21	April 13	July 31
June 23	May 7	March 31	May 1	June 1	April 27	August 1
August 15	May 22	April 10	September 16		June 1	August 2
	May 25	April 13				August 3
	June 1	May 1				August 20
	June 5	June 7
	June 6	June 29
	August 20	August 15
	August 31	September 8
	September 1	September 21
September 9
September 16

Panama	Philippines	Poland	Qatar	Romania	Russia	Saudi Arabia
November 3	November 1	November 1	December 18	November 30	November 4	November 10
November 4	December 24	November 11	January 1	December 1	December 25	April 24
November 5	December 25	December 24	February 11	December 25	December 26	May 24
November 11	December 30	December 25	March 1	December 26	December 31	May 25
November 25	December 31	December 26	May 24	December 31	January 1	May 26
November 28	January 1	December 31	May 25	January 1	January 2	May 27
December 8	April 9	January 1	May 26	January 2	January 3	July 30
December 24	April 10	January 6	August 2	January 24	January 6	July 31
December 25	May 1	April 10	August 3	April 20	January 7	August 1
December 31	June 12	April 13		May 1	February 24	August 2
January 1	July 31	May 1		June 1	March 9	August 21
January 9	August 21	June 11		June 8	May 1	September 23
February 24	August 31	August 15		August 15	May 11
February 25					June 12
February 26
April 9
April 10
May 1

Serbia	Singapore	South Africa	Spain	Sri Lanka	Sweden	Switzerland
November 11	October 10	December 16	October 12	October 29	November 1	December 24
December 31	October 11	December 25	November 1	November 11	November 2	December 25
January 1	October 28	December 26	December 6	November 12	December 24	December 26
January 2	December 24	January 1	December 25	December 11	December 25	December 31
January 7	December 25	April 10	December 26	December 25	December 26	January 1
February 17	December 31	April 13	January 1	January 1	December 31	January 2
April 17	January 1	April 27	March 19	January 15	January 1	April 10
April 20	January 24	May 1	April 9	February 4	January 6	April 13
May 1	January 27	June 16	April 10	April 10	February 4	May 1
May 20	April 10	August 10	April 13	April 13	April 10	May 21
May 9	May 1	September 24	May 1	April 14	April 13	June 1
June 28	May 7		June 11	May 1	April 14	August 1
	May 24			July 31	May 1
	May 25				May 21
	July 31				May 31
	August 9				June 19
	August 10				June 26

Taiwan	Thailand	Turkey	Ukraine	United Arab Emirates	United Kingdom
October 10	October 23	October 28	October 14	October 14	October 14
October 11	December 5	October 29	December 31	November 11	November 1
January 1	December 10	January 1	January 1	November 28	November 11
January 22	December 31	April 23	January 2	December 2	November 28
January 23	January 1	May 1	January 7	December 3	December 6
January 24	February 20	May 19	March 9	December 10	December 25
January 27	April 3	May 25	April 20	December 25	December 26
January 28	April 6	May 26	May 1	January 1	January 1
January 29	April 13	July 15	May 4	March 22	April 10
February 28	April 14	July 30	May 11	April 10	April 13
March 1	April 15	July 31	June 8	May 24	May 1
April 3	May 1	August 3	June 29	May 25	May 4
April 6	May 5		August 24	May 26	May 21
May 1	May 6			July 30	May 25
June 25	May 7			August 2	May 26
June 26	May 13			August 20	June 1
	June 3				August 31
	July 1				September 7
July 5
July 6
July 28
August 3
August 12

The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds. Under certain conditions, a Fund may pay redemption proceeds more than seven days after the tender of a Creation Unit for redemption, but generally a Fund will not take more than fourteen calendar days from the date of the tender to pay redemption proceeds.

Index Provider Disclaimers

Intercontinental Exchange, Inc.

Each of ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, and ProShares UltraPro Short 20+ Year Treasury is based in whole, or in part, on the ICE U.S. 7-10 Year Bond Index, or ICE U.S. 20+ Year Bond Index, as applicable, owned by Intercontinental Exchange, Inc. or its affiliates and is used by ProShare Advisors with permission under license by Interactive Data Pricing and Reference Data, LLC, an affiliate of Intercontinental Exchange, Inc. (“Interactive Data”). ICE U.S. 7-10 Year Bond Index™ and ICE U.S. 20+ Year Bond Index™ (collectively, the “Indices”) are trademarks of Intercontinental Exchange, Inc. and its affiliates and used under license.

The Indices are maintained by Interactive Data Pricing and Reference Data LLC and/or its affiliates (collectively, “Interactive Data”). Interactive Data is not affiliated with ProShares Trust or any of its affiliates. ProShares Trust or its affiliates has entered into a license agreement with Interactive Data to use the Indices.

Neither ProShares Trust nor ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury is sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding ProShares Trust or, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury or the ability of, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury to track the applicable Index.

INTERACTIVE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ICE U.S. 7-10 YEAR BOND INDEX™ and ICE U.S. 20+ YEAR BOND INDEX™ OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL INTERACTIVE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BofA Merrill Lynch

The Shares are not sponsored, endorsed, sold or promoted by BofA Merrill Lynch. Neither BofA Merrill Lynch nor any of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company (the “Exchanges and Entities”) have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Shares, nor do they make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general hedge fund performance. BofA Merrill Lynch’s and the Exchanges and Entities’ only relationship to the Trust is the licensing of certain trademarks and trade names of BofA Merrill Lynch and the Exchanges and Entities and of the Index, which indices are determined, composed and calculated by BofA Merrill Lynch without regard to the Trust or the Shares. BofA Merrill Lynch and the Exchanges and Entities have no obligation to take the needs of the Trust or the owners of the Shares into consideration in determining, composing or calculating the Index. BofA Merrill Lynch and the Exchanges and Entities are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into or redeemed for cash or other assets. BofA Merrill Lynch and the Exchanges and Entities have no obligation or liability in connection with the administration, marketing or trading of the Shares.

BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TRUST, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH OR THE EXCHANGES AND ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch Marks are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by Trust. S&P, MSCI and Russell, respectively, are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Standard & Poor’s Financial Services LLC, MSCI, Inc. and Frank Russell Company and have been licensed for use by BofA Merrill Lynch.

Credit Suisse

CREDIT SUISSE SECURITIES (USA) LLC AND ITS AFFILIATES (COLLECTIVELY, “CREDIT SUISSE”) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX, OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FactSet Research Systems, Inc.

ProShares Pet Care ETF is not sponsored, endorsed, sold or promoted by FactSet Research Systems Inc. (“FactSet”). FactSet makes no representation or warranty, express or implied, to the owners of ProShares Pet Care ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Pet Care ETF particularly or the ability of the FactSet Pet Care EW Index to track general stock market performance. FactSet’s only relationship to ProShare Advisors (“Factset Licensee”) is the licensing of certain trademarks and trade names of FactSet and of the FactSet Pet Care EW Index which is determined, composed and calculated by FactSet without regard to the Factset Licensee or ProShares Pet Care ETF. FactSet has no obligation to take the needs of the Factset Licensee or the owners of ProShares Pet Care ETF into consideration in determining, composing or calculating the Index. FactSet is not responsible for and has not participated in the determination of the prices and amount of ProShares Pet Care ETF or the timing of the issuance or sale of ProShares Pet Care ETF or in the determination or calculation of the equation by which ProShares Pet Care ETF is to be converted into cash. FactSet has no obligation or liability in connection with the administration, marketing or trading of ProShares Pet Care ETF.

FACTSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FACTSET PET CARE EW INDEX OR ANY DATA INCLUDED THEREIN AND FACTSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FACTSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FACTSET LICENSEE, OWNERS OF PROSHARES PET CARE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FACTSET PET CARE EW INDEX OR ANY DATA INCLUDED THEREIN. FACTSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FACTSET PET CARE EW INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FACTSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FTSE

ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Developed Europe are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the (i) results to be obtained from the use of the FTSE China 50 Index and the FTSE Developed Europe Index (the “Indices”) (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the ProShares Ultra, Short and UltraShort FTSE China 50 and Ultra and UltraShort FTSE Developed Europe. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to ProShares or its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index and (b) under any obligation to advise any person of any error therein.

All rights in the Indices vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.

Morningstar, Inc.

ProShares Morningstar Alternatives Solution ETF is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of ProShares Morningstar Alternatives Solution ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Morningstar Alternatives Solution ETF in particular or the ability of Morningstar® Diversified Alternatives IndexSM to track general stock market performance. Morningstar’s only relationship to ProShares Trust is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Morningstar® Diversified Alternatives IndexSM which is determined, composed and calculated by Morningstar without regard to ProShares Trust or ProShares Morningstar Alternatives Solution ETF. Morningstar has no obligation to take the needs of ProShares Trust or the owners of ProShares Morningstar Alternatives Solution ETF into consideration in determining, composing or calculating the Morningstar® Diversified Alternatives IndexSM. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar® Diversified Alternatives IndexSM or the timing of the issuance or sale of ProShares Morningstar Alternatives Solution ETF or in the determination or calculation of the equation by which ProShares Morningstar Alternatives Solution ETF is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of ProShares Morningstar Alternatives Solution ETF. MORNINGSTAR, INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR

IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OR USERS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell

Russell 2000® (the “Russell Index”) is a trademark of the Russell Investment Group and/or its affiliates (“Russell”).

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE

RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProShares. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProShares or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FINANCIAL STATEMENTS

The audited Financial Statements, for each Fund that commenced operations prior to May 31, 2019, and the report of PricewaterhouseCoopers LLP, as independent registered public accounting firm, for the fiscal year ended May 31, 2019, that appear in the Annual Report to shareholders dated May 31, 2019, are hereby incorporated by reference in this SAI. The Annual Report to shareholders is delivered with this SAI to shareholders requesting this SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

S&P GLOBAL RATINGS (“S&P”)

Long-Term Issue Credit Ratings

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB;B;CCC;CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

D – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Short-Term Issue Credit Ratings

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 – An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 – An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B – An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R – An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D – An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

MOODY’S INVESTORS SERVICE (“MOODY’S”)

Long-Term Rating Scale

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Rating Scale

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Municipal Investment Grade Rating Scale

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade Rating Scale

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH INVESTOR SERVICES (“FITCH’S)

Issuer Default Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•	the formal announcement by the issuer or their agent of a distressed debt exchange;

•

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Short-Term Issuer or Obligation Rating

F-1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS, Inc.

Long Term Obligations Scale

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Commercial Paper and Short-Term Debt Rating Scale

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B

Although the Trust generally does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund, as of September 16, 2019 is set forth below*:

Fund	Beneficial Owner	Percent Owned
Decline of the Retail Store ETF
	NATIONAL FINANCIAL SERVICES LLC	17.79%
	TD AMERITRADE CLEARING, INC	14.50%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	13.02%
	CHARLES SCHWAB RETAIL	11.17%
	SG AMERICAS SECURITIES, LLC	8.97%
	E*TRADE SECURITIES LLC	7.22%
	CHARLES SCHWAB & CO., INC.	7.16%

DJ Brookfield Global Infrastructure ETF
	CHARLES SCHWAB & CO., INC.	35.28%
	TD AMERITRADE CLEARING, INC	19.37%
	RBC INVESTOR & TREASURY SERVICES TRUST	7.41%
	ROYAL BANK OF CANADA	7.25%

Global Listed Private Equity ETF
	STATE STREET BANK AND TRUST COMPANY	48.49%
	TD AMERITRADE CLEARING, INC	10.84%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED	6.77%

Hedge Replication ETF
	NATIONAL FINANCIAL SERVICES LLC	14.14%
	AMERIPRISE FINANCIAL SERVICES, INC.	12.24%
	WELLS FARGO CLEARING SERVICES, LLC	11.45%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	11.22%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED	10.34%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.52%
	TD AMERITRADE CLEARING, INC	6.01%

High Yield-Interest Rate Hedged
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	16.05%
	MORGAN STANLEY SMITH BARNEY LLC	15.02%
	TD AMERITRADE CLEARING, INC	11.95%
	NATIONAL FINANCIAL SERVICES LLC	9.27%
	PERSHING LLC	8.09%
	CHARLES SCHWAB & CO., INC.	5.61%
	WELLS FARGO CLEARING SERVICES, LLC	5.33%

Fund	Beneficial Owner	Percent Owned
Inflation Expectations ETF
	CHARLES SCHWAB RETAIL	57.80%
	CHARLES SCHWAB & CO., INC.	20.19%
	PERSHING LLC	13.82%

Investment Grade-Interest Rate Hedged
	MORGAN STANLEY SMITH BARNEY LLC	20.00%
	WELLS FARGO CLEARING SERVICES, LLC	13.94%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.72%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	5.57%
	TD AMERITRADE CLEARING, INC	5.13%
	U.S. BANK NATIONAL ASSOCIATION	5.09%

K-1 Free Crude Oil Strategy ETF
	TD AMERITRADE CLEARING, INC	25.13%
	NATIONAL FINANCIAL SERVICES LLC	17.27%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	16.90%
	CHARLES SCHWAB RETAIL	5.74%
	CHARLES SCHWAB & CO., INC.	5.15%
	J.P. MORGAN SECURITIES LLC	5.12%

Large Cap Core Plus
	LPL FINANCIAL LLC	26.10%
	NATIONAL FINANCIAL SERVICES LLC	16.93%
	MORGAN STANLEY SMITH BARNEY LLC	12.63%
	TD AMERITRADE CLEARING, INC	7.89%
	WELLS FARGO CLEARING SERVICES, LLC	6.07%
	CHARLES SCHWAB & CO., INC.	6.01%

Long Online/Short Stores ETF
	CHARLES SCHWAB & CO., INC.	21.81%
	TD AMERITRADE CLEARING, INC	17.43%
	NATIONAL FINANCIAL SERVICES LLC	11.36%
	LPL FINANCIAL LLC	10.66%
	CHARLES SCHWAB RETAIL	8.62%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.29%
	CITIBANK, NATIONAL ASSOCIATION	5.34%

Managed Futures Strategy ETF
	TD AMERITRADE CLEARING, INC	34.93%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	27.43%
	NATIONAL FINANCIAL SERVICES LLC	7.40%
	VANGUARD MARKETING CORPORATION	7.26%

Fund	Beneficial Owner	Percent Owned
Merger ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	28.53%
	TD AMERITRADE CLEARING, INC	27.46%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	15.23%
	LPL FINANCIAL LLC	7.27%
	NATIONAL FINANCIAL SERVICES LLC	6.91%
	RBC CAPITAL MARKETS, LLC	5.12%

Morningstar Alternatives Solution ETF
	TD AMERITRADE CLEARING, INC	24.24%
	LPL FINANCIAL LLC	21.19%
	CHARLES SCHWAB & CO., INC.	17.28%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.92%
	PERSHING LLC	6.40%
	NATIONAL FINANCIAL SERVICES LLC	5.68%

MSCI EAFE Dividend Growers ETF
	MORGAN STANLEY SMITH BARNEY LLC	18.21%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	12.78%
	RAYMOND JAMES & ASSOCIATES, INC.	12.39%
	CHARLES SCHWAB & CO., INC.	8.31%
	CHARLES SCHWAB RETAIL	6.51%
	NATIONAL FINANCIAL SERVICES LLC	5.48%

MSCI Emerging Markets Dividend Growers ETF
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	19.70%
	TD AMERITRADE CLEARING, INC	15.67%
	NATIONAL FINANCIAL SERVICES LLC	13.45%
	CHARLES SCHWAB & CO., INC.	12.04%
	PERSHING LLC	10.14%
	LPL FINANCIAL LLC	9.21%
	CHARLES SCHWAB RETAIL	5.99%

MSCI Europe Dividend Growers ETF
	CHARLES SCHWAB & CO., INC.	19.56%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	17.50%
	NATIONAL FINANCIAL SERVICES LLC	11.69%
	TD AMERITRADE CLEARING, INC	9.91%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.97%
	CHARLES SCHWAB RETAIL	7.27%
	PERSHING LLC	6.99%

Fund	Beneficial Owner	Percent Owned
Online Retail ETF
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	17.97%
	PERSHING LLC	16.99%
	NATIONAL FINANCIAL SERVICES LLC	14.10%
	TD AMERITRADE CLEARING, INC	10.27%
	NATIONAL BANK FINANCIAL INC.	5.30%
	CITIBANK, NATIONAL ASSOCIATION	5.02%

Pet Care ETF
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	21.50%
	THE BANK OF NEW YORK MELLON	14.62%
	CITIBANK, NATIONAL ASSOCIATION	12.14%
	NATIONAL FINANCIAL SERVICES LLC	9.07%
	CHARLES SCHWAB & CO., INC.	5.14%

RAFI® Long/Short
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	27.22%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	26.35%
	CHARLES SCHWAB & CO., INC.	10.99%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	5.10%

Russell 2000 Dividend Growers ETF
	MORGAN STANLEY SMITH BARNEY LLC	16.03%
	NATIONAL FINANCIAL SERVICES LLC	11.20%
	WELLS FARGO CLEARING SERVICES, LLC	10.94%
	CHARLES SCHWAB & CO., INC.	9.03%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.03%
	UBS FINANCIAL SERVICES INC.	6.94%
	RAYMOND JAMES & ASSOCIATES, INC.	6.93%
	PERSHING LLC	5.16%

S&P 500® Bond ETF
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	44.81%
	CREDIT SUISSE SECURITIES (USA) LLC	15.82%
	PERSHING LLC	8.81%
	TD AMERITRADE CLEARING, INC	8.69%

Fund	Beneficial Owner	Percent Owned
S&P 500® Dividend Aristocrats ETF
	NATIONAL FINANCIAL SERVICES LLC	12.79%
	MORGAN STANLEY SMITH BARNEY LLC	12.63%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.42%
	CHARLES SCHWAB & CO., INC.	8.10%
	WELLS FARGO CLEARING SERVICES, LLC	6.23%
	RAYMOND JAMES & ASSOCIATES, INC.	6.02%
	UBS FINANCIAL SERVICES INC.	5.91%
	TD AMERITRADE CLEARING, INC	5.04%

S&P 500® Ex-Energy ETF
	CHARLES SCHWAB & CO., INC.	22.14%
	NATIONAL FINANCIAL SERVICES LLC	21.37%
	TD AMERITRADE CLEARING, INC	18.28%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.32%
	PERSHING LLC	7.14%

S&P 500® Ex-Financials ETF
	NATIONAL FINANCIAL SERVICES LLC	28.88%
	PERSHING LLC	19.86%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.69%
	CHARLES SCHWAB RETAIL	10.27%
	CHARLES SCHWAB & CO., INC.	9.56%
	TD AMERITRADE CLEARING, INC	6.58%
	CITADEL SECURITIES LLC	5.74%

S&P 500® Ex-Health Care ETF
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	24.90%
	E*TRADE SECURITIES LLC	24.31%
	NATIONAL FINANCIAL SERVICES LLC	19.01%
	CHARLES SCHWAB RETAIL	8.64%
	TD AMERITRADE CLEARING, INC	7.06%
	LPL FINANCIAL LLC	6.63%

S&P 500® Ex-Technology ETF
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	42.68%
	TD AMERITRADE CLEARING, INC	10.36%
	PERSHING LLC	9.36%
	NATIONAL FINANCIAL SERVICES LLC	9.28%
	CITADEL SECURITIES LLC	8.84%
	CHARLES SCHWAB & CO., INC.	5.67%
	CHARLES SCHWAB RETAIL	5.28%

Fund	Beneficial Owner	Percent Owned
S&P MidCap 400 Dividend Aristocrats ETF
	MORGAN STANLEY SMITH BARNEY LLC	16.71%
	WELLS FARGO CLEARING SERVICES, LLC	13.36%
	NATIONAL FINANCIAL SERVICES LLC	11.97%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.55%
	TD AMERITRADE CLEARING, INC	6.17%
	LPL FINANCIAL LLC	6.15%
	RAYMOND JAMES & ASSOCIATES, INC.	6.01%

Short 20+ Year Treasury
	NATIONAL FINANCIAL SERVICES LLC	17.02%
	WELLS FARGO CLEARING SERVICES, LLC	10.99%
	MORGAN STANLEY SMITH BARNEY LLC	10.30%
	TD AMERITRADE CLEARING, INC	8.92%
	CHARLES SCHWAB & CO., INC.	8.24%
	STATE STREET BANK AND TRUST COMPANY	7.55%

Short 7-10 Year Treasury
	NATIONAL FINANCIAL SERVICES LLC	17.55%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	14.57%
	CHARLES SCHWAB & CO., INC.	11.79%
	CITIBANK, NATIONAL ASSOCIATION	8.57%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.93%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	5.16%

Short Basic Materials
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	48.87%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	18.57%
	SG AMERICAS SECURITIES, LLC	9.55%
	CITADEL SECURITIES LLC	7.06%

Short Dow30SM
	NATIONAL FINANCIAL SERVICES LLC	12.99%
	TD AMERITRADE CLEARING, INC	10.63%
	MORGAN STANLEY SMITH BARNEY LLC	10.33%
	WELLS FARGO CLEARING SERVICES, LLC	8.74%
	CITIBANK, NATIONAL ASSOCIATION	8.58%
	CHARLES SCHWAB & CO., INC.	6.76%
	UBS FINANCIAL SERVICES INC.	5.61%
	CHARLES SCHWAB RETAIL	5.17%

Fund	Beneficial Owner	Percent Owned
Short Financials
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	16.80%
	RBC CAPITAL MARKETS, LLC	14.71%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	10.38%
	MORGAN STANLEY SMITH BARNEY LLC	10.32%
	TD AMERITRADE CLEARING, INC	8.53%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.01%
	NATIONAL FINANCIAL SERVICES LLC	6.68%
	CHARLES SCHWAB RETAIL	5.51%
	CHARLES SCHWAB & CO., INC.	5.15%

Short FTSE China 50
	TD AMERITRADE CLEARING, INC	37.85%
	CHARLES SCHWAB RETAIL	11.21%
	PERSHING LLC	10.79%
	NATIONAL FINANCIAL SERVICES LLC	10.77%

Short High Yield
	WELLS FARGO CLEARING SERVICES, LLC	16.51%
	NATIONAL FINANCIAL SERVICES LLC	11.17%
	PERSHING LLC	10.88%
	TD AMERITRADE CLEARING, INC	9.04%
	CHARLES SCHWAB & CO., INC.	7.21%
	J.P. MORGAN SECURITIES LLC	7.12%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.10%
	CITIBANK, NATIONAL ASSOCIATION	5.54%

Short MidCap400
	LPL FINANCIAL LLC	24.96%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	24.24%
	TD AMERITRADE CLEARING, INC	13.09%
	NATIONAL FINANCIAL SERVICES LLC	8.16%
	WELLS FARGO CLEARING SERVICES, LLC	7.14%

Short MSCI EAFE
	CHARLES SCHWAB & CO., INC.	19.07%
	TD AMERITRADE CLEARING, INC	16.69%
	MORGAN STANLEY SMITH BARNEY LLC	15.36%
	NATIONAL FINANCIAL SERVICES LLC	13.76%
	GMP SECURITIES L.P.	7.99%

Fund	Beneficial Owner	Percent Owned
Short MSCI Emerging Markets
	MORGAN STANLEY SMITH BARNEY LLC	22.84%
	CITIBANK, NATIONAL ASSOCIATION	14.52%
	WELLS FARGO CLEARING SERVICES, LLC	7.38%
	TD AMERITRADE CLEARING, INC	7.35%
	CHARLES SCHWAB & CO., INC.	6.43%
	LPL FINANCIAL LLC	6.09%
	NATIONAL FINANCIAL SERVICES LLC	5.38%
	PICTET & CIE	5.35%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.07%

Short Oil & Gas
	NATIONAL FINANCIAL SERVICES LLC	40.67%
	TD AMERITRADE CLEARING, INC	13.29%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	12.73%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.17%
	CREDIT SUISSE SECURITIES (USA) LLC	5.41%
	CHARLES SCHWAB RETAIL	5.01%

Short QQQ®
	MORGAN STANLEY SMITH BARNEY LLC	12.28%
	CITIBANK, NATIONAL ASSOCIATION	10.53%
	NATIONAL FINANCIAL SERVICES LLC	9.70%
	THE BANK OF NEW YORK MELLON	8.99%
	TD AMERITRADE CLEARING, INC	7.77%
	STATE STREET BANK AND TRUST COMPANY	6.73%
	CHARLES SCHWAB & CO., INC.	6.32%
	WELLS FARGO CLEARING SERVICES, LLC	5.47%
	LPL FINANCIAL LLC	5.28%

Short Real Estate
	NATIONAL FINANCIAL SERVICES LLC	20.06%
	TD AMERITRADE CLEARING, INC	13.55%
	CHARLES SCHWAB & CO., INC.	12.22%
	CHARLES SCHWAB RETAIL	11.05%
	RAYMOND JAMES & ASSOCIATES, INC.	10.22%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.52%

Short Russell2000
	MORGAN STANLEY SMITH BARNEY LLC	13.90%
	NATIONAL FINANCIAL SERVICES LLC	12.99%
	CHARLES SCHWAB & CO., INC.	12.34%
	TD AMERITRADE CLEARING, INC	9.67%
	WELLS FARGO CLEARING SERVICES, LLC	7.40%
	PERSHING LLC	5.23%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.19%

Fund	Beneficial Owner	Percent Owned
Short S&P500®
	MORGAN STANLEY SMITH BARNEY LLC	12.95%
	NATIONAL FINANCIAL SERVICES LLC	12.45%
	TD AMERITRADE CLEARING, INC	8.36%
	CITIBANK, NATIONAL ASSOCIATION	7.44%
	WELLS FARGO CLEARING SERVICES, LLC	7.07%
	CHARLES SCHWAB & CO., INC.	6.89%
	LPL FINANCIAL LLC	5.80%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.71%

Short SmallCap600
	TD AMERITRADE CLEARING, INC	20.31%
	ABN AMRO CLEARING CHICAGO LLC.	15.97%
	CHARLES SCHWAB & CO., INC.	14.43%
	CITIBANK, NATIONAL ASSOCIATION	12.14%
	NATIONAL FINANCIAL SERVICES LLC	11.55%

Short Term USD Emerging Markets Bond ETF
	CITIBANK, NATIONAL ASSOCIATION	20.86%
	BANK OF AMERICA, NATIONAL ASSOCIATION	18.52%
	CHARLES SCHWAB & CO., INC.	13.71%
	TD AMERITRADE CLEARING, INC	11.24%
	J.P. MORGAN SECURITIES LLC	7.89%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.26%
	NATIONAL FINANCIAL SERVICES LLC	5.48%

Ultra 20+ Year Treasury
	TD AMERITRADE CLEARING, INC	23.16%
	NATIONAL FINANCIAL SERVICES LLC	19.38%
	CHARLES SCHWAB RETAIL	19.37%
	J.P. MORGAN SECURITIES LLC	13.85%
	CHARLES SCHWAB & CO., INC.	8.88%
	E*TRADE SECURITIES LLC	6.09%

Ultra 7-10 Year Treasury
	CHARLES SCHWAB RETAIL	28.76%
	NATIONAL FINANCIAL SERVICES LLC	21.28%
	CHARLES SCHWAB & CO., INC.	12.34%
	TD AMERITRADE CLEARING, INC	9.72%

Ultra Basic Materials
	NATIONAL FINANCIAL SERVICES LLC	26.41%
	TD AMERITRADE CLEARING, INC	13.74%
	CHARLES SCHWAB & CO., INC.	10.93%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.68%
	CHARLES SCHWAB RETAIL	10.46%
	E*TRADE SECURITIES LLC	8.64%

Fund	Beneficial Owner	Percent Owned
Ultra Communication Services Select Sector
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	73.67%
	ABN AMRO CLEARING CHICAGO LLC.	16.44%
	NATIONAL FINANCIAL SERVICES LLC	6.73%

Ultra Consumer Goods
	NATIONAL FINANCIAL SERVICES LLC	34.19%
	CHARLES SCHWAB RETAIL	10.30%
	TD AMERITRADE CLEARING, INC	9.14%
	CHARLES SCHWAB & CO., INC.	7.75%
	THE BANK OF NEW YORK MELLON	7.73%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	7.69%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	5.01%

Ultra Dow30SM
	NATIONAL FINANCIAL SERVICES LLC	25.24%
	TD AMERITRADE CLEARING, INC	15.77%
	CHARLES SCHWAB & CO., INC.	11.13%
	E*TRADE SECURITIES LLC	10.18%
	CHARLES SCHWAB RETAIL	7.91%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.77%

Ultra Financials
	NATIONAL FINANCIAL SERVICES LLC	15.40%
	TD AMERITRADE CLEARING, INC	12.42%
	CITIBANK, NATIONAL ASSOCIATION	10.15%
	E*TRADE SECURITIES LLC	8.45%
	CHARLES SCHWAB & CO., INC.	7.46%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.60%
	MORGAN STANLEY SMITH BARNEY LLC	6.16%
	CHARLES SCHWAB RETAIL	5.73%
	PERSHING LLC	5.45%

Ultra FTSE China 50
	NATIONAL FINANCIAL SERVICES LLC	20.98%
	TD AMERITRADE CLEARING, INC	15.18%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.96%
	CITIBANK, NATIONAL ASSOCIATION	12.43%
	E*TRADE SECURITIES LLC	7.21%
	CHARLES SCHWAB RETAIL	6.83%
	CHARLES SCHWAB & CO., INC.	5.13%

Fund	Beneficial Owner	Percent Owned
Ultra FTSE Europe
	CHARLES SCHWAB & CO., INC.	19.03%
	NATIONAL FINANCIAL SERVICES LLC	17.00%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	12.21%
	CITIBANK, NATIONAL ASSOCIATION	9.75%
	CHARLES SCHWAB RETAIL	8.44%
	PERSHING LLC	8.21%
	TD AMERITRADE CLEARING, INC	5.88%
	VANGUARD MARKETING CORPORATION	5.30%

Ultra Health Care
	NATIONAL FINANCIAL SERVICES LLC	27.87%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	20.92%
	NATIONAL FINANCIAL SERVICES LLC	19.22%
	CHARLES SCHWAB & CO., INC.	18.34%
	TD AMERITRADE CLEARING, INC	13.83%
	TD AMERITRADE CLEARING, INC	11.20%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	10.04%
	CHARLES SCHWAB & CO., INC.	6.92%
	CHARLES SCHWAB RETAIL	5.87%
	CHARLES SCHWAB RETAIL	5.71%
	VANGUARD MARKETING CORPORATION	5.07%

Ultra High Yield
	J.P. MORGAN SECURITIES LLC	19.33%
	TD AMERITRADE CLEARING, INC	19.15%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	15.94%
	CITIBANK, NATIONAL ASSOCIATION	14.66%
	CHARLES SCHWAB RETAIL	8.47%
	NATIONAL FINANCIAL SERVICES LLC	8.08%

Ultra Industrials
	NATIONAL FINANCIAL SERVICES LLC	27.28%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	15.04%
	E*TRADE SECURITIES LLC	12.12%
	TD AMERITRADE CLEARING, INC	8.56%
	PERSHING LLC	8.33%
	CHARLES SCHWAB & CO., INC.	7.54%
	CHARLES SCHWAB RETAIL	5.09%
	VANGUARD MARKETING CORPORATION	5.06%

Fund	Beneficial Owner	Percent Owned
Ultra MidCap400
	NATIONAL FINANCIAL SERVICES LLC	21.62%
	TD AMERITRADE CLEARING, INC	16.48%
	CHARLES SCHWAB & CO., INC.	8.63%
	E*TRADE SECURITIES LLC	8.61%
	CHARLES SCHWAB RETAIL	6.90%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.56%

Ultra MSCI Brazil Capped
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	34.20%
	NATIONAL FINANCIAL SERVICES LLC	17.75%
	TD AMERITRADE CLEARING, INC	7.31%
	CITIBANK, NATIONAL ASSOCIATION	6.42%

Ultra MSCI EAFE
	CHARLES SCHWAB & CO., INC.	22.98%
	NATIONAL FINANCIAL SERVICES LLC	19.17%
	CHARLES SCHWAB RETAIL	12.47%
	TD AMERITRADE CLEARING, INC	9.84%
	CITADEL SECURITIES LLC	6.53%
	AMERIPRISE FINANCIAL SERVICES, INC.	5.75%

Ultra MSCI Emerging Markets
	NATIONAL FINANCIAL SERVICES LLC	18.89%
	AXOS CLEARING LLC	14.37%
	TD AMERITRADE CLEARING, INC	14.01%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.66%
	CHARLES SCHWAB RETAIL	6.90%
	CHARLES SCHWAB & CO., INC.	6.64%
	E*TRADE SECURITIES LLC	6.47%

Ultra MSCI Japan
	NATIONAL FINANCIAL SERVICES LLC	22.03%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	15.87%
	CHARLES SCHWAB RETAIL	11.88%
	SG AMERICAS SECURITIES, LLC	9.35%
	VANGUARD MARKETING CORPORATION	7.93%
	TD AMERITRADE CLEARING, INC	6.03%
	CHARLES SCHWAB & CO., INC.	5.22%

Ultra Nasdaq Biotechnology
	NATIONAL FINANCIAL SERVICES LLC	23.88%
	TD AMERITRADE CLEARING, INC	14.72%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	8.55%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.58%
	CHARLES SCHWAB & CO., INC.	6.87%
	CHARLES SCHWAB RETAIL	6.61%
	E*TRADE SECURITIES LLC	5.02%

Fund	Beneficial Owner	Percent Owned
Ultra Oil & Gas
	NATIONAL FINANCIAL SERVICES LLC	21.83%
	TD AMERITRADE CLEARING, INC	17.54%
	E*TRADE SECURITIES LLC	15.08%
	CHARLES SCHWAB & CO., INC.	9.98%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.72%
	CHARLES SCHWAB RETAIL	7.56%

Ultra QQQ®
	NATIONAL FINANCIAL SERVICES LLC	22.39%
	TD AMERITRADE CLEARING, INC	15.08%
	CHARLES SCHWAB & CO., INC.	12.11%
	CHARLES SCHWAB RETAIL	8.90%
	E*TRADE SECURITIES LLC	6.42%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.33%
	MUFG UNION BANK, NATIONAL ASSOCIATION	6.14%

Ultra Real Estate
	NATIONAL FINANCIAL SERVICES LLC	16.46%
	TD AMERITRADE CLEARING, INC	15.70%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.75%
	PERSHING LLC	8.87%
	CHARLES SCHWAB & CO., INC.	7.40%
	E*TRADE SECURITIES LLC	6.18%
	CITIBANK, NATIONAL ASSOCIATION	5.44%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.42%

Ultra Russell2000
	NATIONAL FINANCIAL SERVICES LLC	18.33%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	14.99%
	TD AMERITRADE CLEARING, INC	13.49%
	CHARLES SCHWAB & CO., INC.	12.51%
	CHARLES SCHWAB RETAIL	6.66%
	E*TRADE SECURITIES LLC	5.07%

Ultra S&P500®
	NATIONAL FINANCIAL SERVICES LLC	24.45%
	TD AMERITRADE CLEARING, INC	12.90%
	CHARLES SCHWAB & CO., INC.	11.62%
	CHARLES SCHWAB RETAIL	6.49%
	E*TRADE SECURITIES LLC	6.01%
	MUFG UNION BANK, NATIONAL ASSOCIATION	5.46%

Fund	Beneficial Owner	Percent Owned
Ultra Semiconductors
	NATIONAL FINANCIAL SERVICES LLC	24.86%
	TD AMERITRADE CLEARING, INC	18.81%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.98%
	CHARLES SCHWAB RETAIL	8.85%
	CHARLES SCHWAB & CO., INC.	6.11%
	E*TRADE SECURITIES LLC	5.82%

Ultra SmallCap600
	WELLS FARGO CLEARING SERVICES, LLC	32.99%
	NATIONAL FINANCIAL SERVICES LLC	12.49%
	TD AMERITRADE CLEARING, INC	11.29%
	ABN AMRO CLEARING CHICAGO LLC.	6.10%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.60%
	CHARLES SCHWAB RETAIL	5.15%
	MORGAN STANLEY SMITH BARNEY LLC	5.11%
	E*TRADE SECURITIES LLC	5.08%

Ultra Technology
	NATIONAL FINANCIAL SERVICES LLC	23.30%
	TD AMERITRADE CLEARING, INC	14.90%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.79%
	CHARLES SCHWAB & CO., INC.	9.66%
	CHARLES SCHWAB RETAIL	8.78%
	E*TRADE SECURITIES LLC	7.67%

Ultra Telecommunications
	CITADEL SECURITIES LLC	22.98%
	NATIONAL FINANCIAL SERVICES LLC	18.47%
	TD AMERITRADE CLEARING, INC	8.24%
	PERSHING LLC	6.85%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	6.49%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.48%
	CREDIT SUISSE SECURITIES (USA) LLC	5.47%
	CHARLES SCHWAB & CO., INC.	5.11%

Ultra Utilities
	NATIONAL FINANCIAL SERVICES LLC	21.32%
	TD AMERITRADE CLEARING, INC	10.12%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	9.62%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.46%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.20%
	CHARLES SCHWAB RETAIL	7.18%
	CHARLES SCHWAB & CO., INC.	6.83%
	CITIBANK, NATIONAL ASSOCIATION	6.71%

Fund	Beneficial Owner	Percent Owned
UltraPro Communication Services Select Sector
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	84.15%
	ABN AMRO CLEARING CHICAGO LLC.	7.79%

UltraPro Dow30SM
	NATIONAL FINANCIAL SERVICES LLC	27.58%
	TD AMERITRADE CLEARING, INC	18.65%
	E*TRADE SECURITIES LLC	9.23%
	CHARLES SCHWAB & CO., INC.	8.29%
	CHARLES SCHWAB RETAIL	6.81%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.34%

UltraPro Financial Select Sector
	NATIONAL FINANCIAL SERVICES LLC	23.35%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	19.44%
	TD AMERITRADE CLEARING, INC	15.38%
	E*TRADE SECURITIES LLC	7.27%
	CHARLES SCHWAB & CO., INC.	6.45%
	CHARLES SCHWAB RETAIL	6.10%

UltraPro Midcap400
	NATIONAL FINANCIAL SERVICES LLC	24.93%
	TD AMERITRADE CLEARING, INC	20.94%
	CHARLES SCHWAB RETAIL	13.13%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.64%
	E*TRADE SECURITIES LLC	8.51%
	CHARLES SCHWAB & CO., INC.	8.24%

UltraPro Nasdaq Biotechnology
	NATIONAL FINANCIAL SERVICES LLC	30.27%
	TD AMERITRADE CLEARING, INC	14.18%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.44%
	CHARLES SCHWAB RETAIL	9.14%
	E*TRADE SECURITIES LLC	9.05%
	CHARLES SCHWAB & CO., INC.	8.04%

UltraPro QQQ®
	NATIONAL FINANCIAL SERVICES LLC	28.45%
	TD AMERITRADE CLEARING, INC	19.76%
	E*TRADE SECURITIES LLC	12.45%
	CHARLES SCHWAB RETAIL	10.46%
	CHARLES SCHWAB & CO., INC.	7.13%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.12%

Fund	Beneficial Owner	Percent Owned
UltraPro Russell2000
	NATIONAL FINANCIAL SERVICES LLC	21.93%
	TD AMERITRADE CLEARING, INC	16.58%
	CHARLES SCHWAB & CO., INC.	12.73%
	CHARLES SCHWAB RETAIL	12.27%
	E*TRADE SECURITIES LLC	7.38%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.62%
	COMMERCE BANK OF KANSAS CITY	6.51%

UltraPro S&P500®
	NATIONAL FINANCIAL SERVICES LLC	26.64%
	TD AMERITRADE CLEARING, INC	17.32%
	CHARLES SCHWAB & CO., INC.	9.05%
	E*TRADE SECURITIES LLC	8.85%
	CHARLES SCHWAB RETAIL	7.85%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.73%

UltraPro Short 20+ Year Treasury
	NATIONAL FINANCIAL SERVICES LLC	21.07%
	TD AMERITRADE CLEARING, INC	18.46%
	CHARLES SCHWAB RETAIL	9.21%
	CHARLES SCHWAB & CO., INC.	8.54%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.48%

UltraPro Short Communication Services Select Sector
	ABN AMRO CLEARING CHICAGO LLC.	71.74%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.68%
	CHARLES SCHWAB RETAIL	8.14%

UltraPro Short Dow30SM
	NATIONAL FINANCIAL SERVICES LLC	15.70%
	TD AMERITRADE CLEARING, INC	15.37%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	11.17%
	CITIBANK, NATIONAL ASSOCIATION	7.49%
	E*TRADE SECURITIES LLC	7.31%
	CHARLES SCHWAB RETAIL	7.20%

Fund	Beneficial Owner	Percent Owned
UltraPro Short Financial Select Sector
	TD AMERITRADE CLEARING, INC	29.74%
	NATIONAL FINANCIAL SERVICES LLC	14.74%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.85%
	CHARLES SCHWAB RETAIL	7.13%
	PERSHING LLC	6.73%
	E*TRADE SECURITIES LLC	5.80%
	CITADEL SECURITIES LLC	5.79%
	APEX CLEARING CORPORATION	5.44%

UltraPro Short MidCap400
	TD AMERITRADE CLEARING, INC	22.04%
	CHARLES SCHWAB & CO., INC.	13.97%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.81%
	CITADEL SECURITIES LLC	11.73%
	NATIONAL FINANCIAL SERVICES LLC	10.25%
	CHARLES SCHWAB RETAIL	5.10%

UltraPro Short Nasdaq Biotechnology
	NATIONAL FINANCIAL SERVICES LLC	22.13%
	CHARLES SCHWAB RETAIL	15.43%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.91%
	TD AMERITRADE CLEARING, INC	11.70%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.24%
	CITIBANK, NATIONAL ASSOCIATION	6.88%
	CITADEL SECURITIES LLC	5.05%

UltraPro Short QQQ®
	NATIONAL FINANCIAL SERVICES LLC	14.86%
	TD AMERITRADE CLEARING, INC	14.29%
	CITIBANK, NATIONAL ASSOCIATION	10.66%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	8.97%
	CHARLES SCHWAB RETAIL	8.25%
	E*TRADE SECURITIES LLC	6.86%

UltraPro Short Russell2000
	NATIONAL FINANCIAL SERVICES LLC	24.22%
	TD AMERITRADE CLEARING, INC	19.94%
	CHARLES SCHWAB RETAIL	11.07%
	CITIBANK, NATIONAL ASSOCIATION	9.38%
	CHARLES SCHWAB & CO., INC.	6.63%
	E*TRADE SECURITIES LLC	5.97%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.25%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.08%

Fund	Beneficial Owner	Percent Owned
UltraPro Short S&P500®
	NATIONAL FINANCIAL SERVICES LLC	18.43%
	TD AMERITRADE CLEARING, INC	15.11%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	9.15%
	CITIBANK, NATIONAL ASSOCIATION	8.11%
	CHARLES SCHWAB RETAIL	6.89%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.80%
	E*TRADE SECURITIES LLC	5.67%

UltraShort 20+ Year Treasury
	NATIONAL FINANCIAL SERVICES LLC	16.64%
	TD AMERITRADE CLEARING, INC	11.25%
	CHARLES SCHWAB & CO., INC.	10.68%
	CITIBANK, NATIONAL ASSOCIATION	7.25%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.18%
	CHARLES SCHWAB RETAIL	5.57%

UltraShort 7-10 Year Treasury
	TD AMERITRADE CLEARING, INC	14.58%
	NATIONAL FINANCIAL SERVICES LLC	11.01%
	CHARLES SCHWAB & CO., INC.	8.99%
	WELLS FARGO CLEARING SERVICES, LLC	8.51%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.73%
	CITIBANK, NATIONAL ASSOCIATION	7.41%
	CHARLES SCHWAB RETAIL	5.18%

UltraShort Basic Materials
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	17.83%
	NATIONAL FINANCIAL SERVICES LLC	15.20%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	14.03%
	TD AMERITRADE CLEARING, INC	10.76%
	CHARLES SCHWAB & CO., INC.	9.15%
	CITIBANK, NATIONAL ASSOCIATION	6.90%
	CHARLES SCHWAB RETAIL	6.03%

UltraShort Communication Services Select Sector
	ABN AMRO CLEARING CHICAGO LLC.	93.25%

UltraShort Consumer Goods
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	50.27%
	CITADEL SECURITIES LLC	14.60%
	CITIBANK, NATIONAL ASSOCIATION	11.55%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.43%

Fund	Beneficial Owner	Percent Owned
UltraShort Consumer Service
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	76.69%
	TD AMERITRADE CLEARING, INC	6.46%

UltraShort Dow30SM
	NATIONAL FINANCIAL SERVICES LLC	20.40%
	TD AMERITRADE CLEARING, INC	11.08%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	9.90%
	CHARLES SCHWAB RETAIL	8.78%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.89%
	CITIBANK, NATIONAL ASSOCIATION	6.56%
	CHARLES SCHWAB & CO., INC.	6.24%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.14%

UltraShort Financials
	CITIBANK, NATIONAL ASSOCIATION	24.64%
	TD AMERITRADE CLEARING, INC	15.49%
	NATIONAL FINANCIAL SERVICES LLC	15.18%
	CHARLES SCHWAB RETAIL	6.75%
	E*TRADE SECURITIES LLC	5.79%
	CHARLES SCHWAB & CO., INC.	5.25%

UltraShort FTSE China 50
	CITIBANK, NATIONAL ASSOCIATION	20.13%
	CITIGROUP GLOBAL MARKETS INC.	11.71%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	10.68%
	TD AMERITRADE CLEARING, INC	9.42%
	WELLS FARGO CLEARING SERVICES, LLC	6.50%
	NATIONAL FINANCIAL SERVICES LLC	6.48%
	CHARLES SCHWAB RETAIL	5.14%

UltraShort FTSE Europe
	NATIONAL FINANCIAL SERVICES LLC	18.48%
	TD AMERITRADE CLEARING, INC	15.81%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	10.36%
	E*TRADE SECURITIES LLC	8.13%
	CITIBANK, NATIONAL ASSOCIATION	6.84%
	CHARLES SCHWAB RETAIL	6.16%

UltraShort Health Care
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	38.93%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	28.87%
	CITADEL SECURITIES LLC	7.44%

Fund	Beneficial Owner	Percent Owned
UltraShort Industrials
	CHARLES SCHWAB & CO., INC.	26.76%
	NATIONAL FINANCIAL SERVICES LLC	17.74%
	TD AMERITRADE CLEARING, INC	15.43%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	14.22%
	CHARLES SCHWAB RETAIL	8.10%

UltraShort MidCap400
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	16.57%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.54%
	TD AMERITRADE CLEARING, INC	10.49%
	NATIONAL FINANCIAL SERVICES LLC	10.18%
	ABN AMRO CLEARING CHICAGO LLC.	10.05%
	CHARLES SCHWAB & CO., INC.	8.56%
	THE BANK OF NEW YORK MELLON	7.41%
	CITIBANK, NATIONAL ASSOCIATION	5.49%
	E*TRADE SECURITIES LLC	5.43%

UltraShort MSCI Brazil Capped
	J.P. MORGAN SECURITIES LLC	17.89%
	CITIBANK, NATIONAL ASSOCIATION	12.25%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	12.06%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.65%
	BNY MELLON, NATIONAL ASSOCIATION	7.61%
	NATIONAL FINANCIAL SERVICES LLC	7.15%
	TD AMERITRADE CLEARING, INC	6.14%

UltraShort MSCI EAFE
	NATIONAL FINANCIAL SERVICES LLC	28.35%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.90%
	TD AMERITRADE CLEARING, INC	11.12%
	CHARLES SCHWAB RETAIL	9.46%
	CHARLES SCHWAB & CO., INC.	6.75%
	VANGUARD MARKETING CORPORATION	6.25%

UltraShort MSCI Emerging Markets
	CITIBANK, NATIONAL ASSOCIATION	15.41%
	NATIONAL FINANCIAL SERVICES LLC	12.20%
	TD AMERITRADE CLEARING, INC	11.47%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	11.15%
	J.P. MORGAN SECURITIES LLC	8.25%
	RBC DOMINION SECURITIES INC.	7.28%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.74%
	E*TRADE SECURITIES LLC	5.15%

Fund	Beneficial Owner	Percent Owned
UltraShort MSCI Japan
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	47.69%
	NATIONAL FINANCIAL SERVICES LLC	9.60%
	CITIBANK, NATIONAL ASSOCIATION	7.20%
	TD AMERITRADE CLEARING, INC	5.85%

UltraShort Nasdaq Biotechnology
	NATIONAL FINANCIAL SERVICES LLC	23.13%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.87%
	CITIBANK, NATIONAL ASSOCIATION	9.82%
	TD AMERITRADE CLEARING, INC	8.42%
	RAYMOND JAMES & ASSOCIATES, INC.	6.78%
	CHARLES SCHWAB & CO., INC.	6.15%
	E*TRADE SECURITIES LLC	5.41%

UltraShort Oil & Gas
	NATIONAL FINANCIAL SERVICES LLC	21.24%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	18.94%
	TD AMERITRADE CLEARING, INC	18.59%
	CHARLES SCHWAB RETAIL	6.54%
	GMP SECURITIES L.P.	5.11%

UltraShort QQQ®
	TD AMERITRADE CLEARING, INC	16.55%
	NATIONAL FINANCIAL SERVICES LLC	16.40%
	CHARLES SCHWAB RETAIL	8.29%
	CITIBANK, NATIONAL ASSOCIATION	8.10%
	CHARLES SCHWAB & CO., INC.	7.23%
	E*TRADE SECURITIES LLC	6.11%

UltraShort Real Estate
	TD AMERITRADE CLEARING, INC	20.77%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	16.95%
	NATIONAL FINANCIAL SERVICES LLC	16.66%
	CHARLES SCHWAB RETAIL	8.43%
	E*TRADE SECURITIES LLC	7.74%

UltraShort Russell2000
	NATIONAL FINANCIAL SERVICES LLC	25.63%
	TD AMERITRADE CLEARING, INC	16.00%
	E*TRADE SECURITIES LLC	7.10%
	CHARLES SCHWAB & CO., INC.	6.77%
	CHARLES SCHWAB RETAIL	5.74%
	CITIBANK, NATIONAL ASSOCIATION	5.03%

Fund	Beneficial Owner	Percent Owned
UltraShort S&P500®
	NATIONAL FINANCIAL SERVICES LLC	18.33%
	TD AMERITRADE CLEARING, INC	16.60%
	CITIBANK, NATIONAL ASSOCIATION	8.50%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.00%
	CHARLES SCHWAB RETAIL	6.99%
	CHARLES SCHWAB & CO., INC.	5.86%
	E*TRADE SECURITIES LLC	5.71%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	5.19%

UltraShort Semiconductors
	RBC CAPITAL MARKETS, LLC	24.23%
	NATIONAL FINANCIAL SERVICES LLC	17.80%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.69%
	TD AMERITRADE CLEARING, INC	9.32%
	E*TRADE SECURITIES LLC	8.37%
	CHARLES SCHWAB RETAIL	7.69%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	7.15%

UltraShort SmallCap600
	CHARLES SCHWAB & CO., INC.	21.35%
	ABN AMRO CLEARING CHICAGO LLC.	19.57%
	NATIONAL FINANCIAL SERVICES LLC	12.42%
	E*TRADE SECURITIES LLC	11.43%
	VANGUARD MARKETING CORPORATION	11.00%
	TD AMERITRADE CLEARING, INC	9.31%

UltraShort Technology
	NATIONAL FINANCIAL SERVICES LLC	18.03%
	TD AMERITRADE CLEARING, INC	11.74%
	CITIBANK, NATIONAL ASSOCIATION	11.29%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.08%
	CHARLES SCHWAB & CO., INC.	10.10%
	CHARLES SCHWAB RETAIL	9.50%
	E*TRADE SECURITIES LLC	8.75%

UltraShort Utilities
	NATIONAL FINANCIAL SERVICES LLC	18.39%
	CHARLES SCHWAB & CO., INC.	17.45%
	TD AMERITRADE CLEARING, INC	14.26%
	GMP SECURITIES L.P.	11.87%
	CHARLES SCHWAB RETAIL	7.23%
	STOCKCROSS FINANCIAL SERVICES, INC.	6.15%
	JEFFERIES & COMPANY, INC.	5.92%

*

A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

APPENDIX C

DOCUMENT

TITLE:	Proxy Voting Policies and Procedures

FOR:	ProShare Advisors LLC ProFund Advisors LLC

DATED:	March 1, 2008

AS REVISED:	May 1, 2015

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests

It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.

Proxy Voting Guidelines

Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spinoffs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).

The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.

In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non- U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.

Overview of the Proxy Voting Process

In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.

As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.

As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.

Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.

Oversight of the Proxy Voting Process

The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines. If a registered investment company managed by the Advisor owns shares of another investment company managed by the Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.

The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.

Securities Lending Program

The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under the Funds’ securities lending agreements, a Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.

As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of a Fund’s investment and that it is in the Fund’s best interests to do so.

Availability of Information; Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:

(1) proxy voting policies and procedures;

(2) proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

(3) any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;

(4) records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and

(5) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.

For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.

Disclosure

The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.

The semi-annual reports of Fund clients shall indicate that a Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.

The Advisor, on behalf of each Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

PART C. OTHER INFORMATION

ProShares Trust

Item 28.	Exhibits

(a) Articles of Incorporation

(1)	Certificate of Trust of the Registrant.[1]

(2)	Certificate of Amendment to the Certificate of Trust of the Registrant (changing the name from ProFunds ETF Trust to xtraShares Trust).[2]

(3)	Certificate of Amendment to the Certificate of Trust of the Registrant (changing the name from xtraShares Trust to ProShares Trust).[3]

(4)	Amended and Restated Declaration of Trust of the Registrant.[8]

(b) By-Laws

(1)	Amended and Restated By-Laws of the Registrant.[8]

(c) Instruments Defining Rights of Security Holders

Not applicable.

(d) Investment Advisory Contracts

(1)	Investment Advisory Agreement between Registrant and ProShare Advisors LLC[4] and Amendment No. 33 to Schedule A, as of August 15, 2019.[21]

(2)	Amended and Restated Advisory Fee Waiver Agreement between ProShare Advisors LLC and Registrant, dated September 30, 2017.[16]

(a)	Schedule A to the Advisory Fee Waiver Agreement between ProShare Advisors LLC and Registrant, dated September 30, 2017.[16]

(3)	Investment Advisory and Management Agreement between ProShare Advisors LLC and Registrant, dated June 23, 2015, as amended February 12, 2016[14], and amended Schedule A as of September 16, 2019. [21]

(e) Underwriting Contracts

(1)	Distribution Agreement between Registrant and SEI Investments Distribution Co.[5]

(f) Bonus or Profit Sharing Contracts

Not applicable.

(g) Custodian Agreements

(1)	Domestic Custody Agreement between Registrant and JPMorgan Chase Bank, N.A.[5]

(a)	Cash Trade Execution Rider.[7]

(b)	Amendment No. 3 to Cash Trade Execution Rider.[7]

(c)	Amended and Restated Global Custody Rider.[10]

(d)	Amended Schedule A of Fee Schedules for Global Custody and Agency Services, dated September 19, 2018.[19]

(e)	Amendment No. 49 to the Domestic Custody Agreement between the Registrant and JPMorgan Chase, N.A., dated September 19, 2018.[19]

(h) Other Material Contracts

(1)	Management Services Agreement between Registrant and ProShare Advisors LLC[4] and Amended Schedule A, as of August 15, 2019.[21]

(2)	Expense Limitation Agreement between Registrant and ProShare Advisors LLC[4] and Amended Schedule A as of September 16, 2019. [21]

(3)

Advisory and Management Services Fee Waiver Agreement between Registrant and ProShare Advisors LLC, on behalf of ProShares Morningstar Alternatives Solution ETF, dated October 8, 2014[12] and amended Schedule A as of October 31, 2018.[17]

(4)	Fund Services Agreement (Administration and Compliance Services, Accounting Services) between Registrant and J.P. Morgan Investor Services Co.[5] and Amendment No. 50, dated September 19, 2018.[19]

(5)	Agency Services Agreement between Registrant and JPMorgan Chase Bank, N.A.[5] and Amendment No. 45, dated September 19, 2018.[19]

(6)	Form of Authorized Participant Agreement between Registrant and SEI Investments Distribution Co.[13]

(7)	PFO/Treasurer Services Agreement between Registrant and Foreside Compliance Services, LLC[5] and Amendment No. 1, dated January 17, 2007.[7]

(8)	Regulatory Administration Agreement between Registrant and Citi Fund Services Ohio, Inc., dated January 1, 2012.[9]

(9)	Securities Lending Agreement between Registrant and JPMorgan Chase Bank, N.A.[21]

(i) Legal Opinion.21

(j) Consent of Independent Registered Public Accounting Firm.21

(k) Omitted Financial Statements

Not applicable.

(l) Initial Capital Agreements

(1)	Investor Letter.[6]

(m) Rule 12b-1 Plan

(1)	Form of Distribution Plan.[3]

(n) Rule 18f-3 Plan

Not applicable.

(o) Reserved

Not applicable.

(p) Codes of Ethics

(1)	Amended and Restated Combined Code of Ethics of the Registrant and ProShare Advisors LLC, dated September 12, 2016.[15]

(2)	Rule 17j-1 Code of Ethics of the Distributor, dated April 29, 2014.[11]

(q) Powers of Attorney

(1)	Power of Attorney from William D. Fertig, dated December 7, 2015.[14]

(2)	Power of Attorney from Russell S. Reynolds, III, dated December 7, 2015.[14]

(3)	Power of Attorney from Michael C. Wachs, dated December 7, 2015.[14]

(4)	Power of Attorney from Michael L. Sapir, dated December 7, 2015.[14]

(1)	Filed with Initial Registration Statement on June 5, 2002.
(2)	Previously filed on July 17, 2003 as part of Pre-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(3)	Previously filed on May 22, 2006 as part of Pre-Effective Amendment No. 6 under the Securities Act of 1933 and incorporated by reference herein.
(4)	Previously filed on June 19, 2006 as part of Pre-Effective Amendment No. 7 under the Securities Act of 1933 and incorporated by reference herein.
(5)	Previously filed on August 30, 2006 as part of Post-Effective Amendment No. 1 under the Securities Act of 1933 and incorporated by reference herein.
(6)	Previously filed on December 29, 2006 as part of Post-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.
(7)	Previously filed on September 28, 2010 as part of Post-Effective Amendment No. 27 under the Securities Act of 1933 and incorporated by reference herein.
(8)	Previously filed on December 30, 2010 as part of Post-Effective Amendment No. 30 under the Securities Act of 1933 and incorporated by reference herein.
(9)	Previously filed on January 23, 2012 as part of Post-Effective Amendment No. 57 under the Securities Act of 1933 and incorporated by reference herein.
(10)	Previously filed on December 6, 2012 as part of Post-Effective Amendment No. 77 under the Securities Act of 1933 and incorporated by reference herein.
(11)	Previously filed on September 22, 2014 as part of Post-Effective Amendment No. 123 under the Securities Act of 1933 and incorporated by reference herein.
(12)	Previously filed on October 8, 2014 as part of Post-Effective Amendment No. 126 under the Securities Act of 1933 and incorporated by reference herein.
(13)	Previously filed on June 22, 2015 as part of Post-Effective Amendment No. 146 under the Securities Act of 1933 and incorporated by reference herein.
(14)	Previously filed on February 12, 2016 as part of Post-Effective Amendment No. 169 under the Securities Act of 1933 and incorporated by reference herein.
(15)	Previously filed on September 30, 2016 as part of Post-Effective Amendment No. 174 under the Securities Act of 1933 and incorporated by reference herein.
(16)	Previously filed on October 2, 2017 as part of Post-Effective Amendment No. 186 under the Securities Act of 1933 and incorporated by reference herein.
(17)	Previously filed on September 28, 2018 as part of Post-Effective Amendment No. 201 under the Securities Act of 1933 and incorporated by reference herein.
(18)	Previously filed on October 9, 2018 as part of Post-Effective Amendment No. 204 under the Securities Act of 1933 and incorporated by reference herein.
(19)	Previously filed on October 22, 2018 as part of Post-Effective Amendment No. 205 under the Securities Act of 1933 and incorporated by reference herein.
(20)	Previously filed on January 11, 2019 as part of Post-Effective Amendment No. 208 under the Securities Act of 1933 and incorporated by reference herein.
(21)	Filed herewith.

Item 29.	Persons Controlled By or Under Common Control With Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 30.	Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated herein by reference:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to an Amended and Restated Declaration of Trust, dated December 13, 2010 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a)

For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)

With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust;

(c)	For any criminal proceeding finally adjudicated for which the Covered Person had reasonable cause to believe that his or her conduct was unlawful; or

(d)

In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a), (b) or (c) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a writer opinion of independent legal counsel.

(a)	Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)

A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(c)

A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d)	“Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e)	“Liability” and “expenses” shall include without limitation, attorneys’ and accountants’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee (disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProShares Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference.

The information as to the directors and officers of ProShare Advisors LLC is set forth in ProShare Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on April 7, 2005 (Reference No. 5524427696B2B2), as amended, and is incorporated herein by reference.

Item 32.	Principal Underwriters

(a)

State the name of each investment company (other than the registrant) for which each principal underwriter currently distributing securities of the registrant also acts as a principal underwriter, depositor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

Adviser Managed Trust Fund

Bishop Street Funds

Cambria ETF

Causeway Capital Management Trust

Causeway ETMF Trust

City National Rochdale Funds (f/k/a CNI Charter Funds)

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)

Exchange Traded Concepts Trust (f/k/a FaithShares Trust)

Gallery Trust

Global X Funds

Highland Funds I (f/k/a Pyxis Funds I)

Impact Shares Trust

KraneShares Trust

Metaurus Equity Component Trust

New Covenant Funds

ProShares Trust II

RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)

RiverPark Funds

Schroder Series Trust

Schroder Global Series Trust

Schwab Strategic Trust

SEI Catholic Values Trust

SEI Daily Income Trust

SEI Energy Debt Fund

SEI Hedge Fund SPC

SEI Structured Credit Fund, LP

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

SEI Asset Allocation Trust

SEI Institutional Investments Trust

SEI Insurance Products Trust

Symmetry Panoramic Trust

TD Asset Management USA Funds

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

The Advisors’ Inner Circle Fund III

The KP Funds

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)

Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 25. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	None
Paul F. Klauder	Director	None
Wayne M. Withrow	Director	None
Kevin P. Barr	President & Chief Executive Officer	None
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
John C. Munch	General Counsel & Secretary	None
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President & Assistant Secretary	None
John P. Coary	Vice President and Assistant Secretary	None
Jason McGhin	Vice President	None
Judith A. Rager	Vice President	None
Gary Michael Reese	Vice President	None
Robert M. Silvestri	Vice President	None

Item 33.	Location of Accounts and Records

State the names and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 u.s.c. 80a-30(a)] and the rules under that section.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of:

JP Morgan Chase Bank, N.A.

Attn: General Counsel

4 MetroTech Center

Brooklyn, NY 11245

J.P. Morgan Investor Services Co.

70 Fargo Street – Suite 3 East

Boston, MA 02210-1950

Attention: Fund Administration Department

ProShare Advisors LLC

ProFund Advisors LLC

Attn: General Counsel

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814-6527

SEI Investments Distribution Co.

Attn: General Counsel

One Freedom Valley Drive

Oaks, Pennsylvania 19456-1100

Citi Fund Services, Ohio, Inc.

800 Boylston Street, 24th Floor

Boston, Massachusetts 02199Attention: Regulatory Administration Department

Item 34.	Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland on September 25, 2019.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Michael L. Sapir* Michael L. Sapir	Trustee, Chairman	September 25, 2019

/s/ Russell S. Reynolds, III* Russell S. Reynolds, III	Trustee	September 25, 2019

/s/ Michael C. Wachs* Michael C. Wachs	Trustee	September 25, 2019

/s/ William D. Fertig* William D. Fertig	Trustee	September 25, 2019

/s/ Todd B. Johnson Todd B. Johnson	President	September 25, 2019

/s/ Troy A. Sheets Troy A. Sheets	Treasurer	September 25, 2019

* By:	/s/ Richard F. Morris
Richard F. Morris As Attorney-in-fact Date: September 25, 2019

Exhibit Index

(d)(1)	Amended Schedule A to the Investment Advisory Agreement between Registrant and ProShare Advisors LLC
(d)(3)	Amended Schedule A to the Investment Advisory and Management Agreement between ProShare Advisors LLC and Registrant

(h)(1)	Amended Schedule A to the Management Services Agreement between Registrant and ProShare Advisors LLC

(h)(2)	Amended Schedule A to the Expense Limitation Agreement between Registrant and ProShare Advisors LLC

(h)(9)	Securities Lending Agreement between Registrant and JPMorgan Chase Bank, N.A.

(i)	Legal Opinion

(j)	Consent of Independent Registered Public Accounting Firm